                                                    Registration Nos. 333-108725
                                                                       811-05301

     As filed with the Securities and Exchange Commission on April 30, 2008

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.    [_]                                      [_]

     Post-Effective Amendment No.   [13]                                     [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No.                  [124]                                    [X]

                VARIABLE ACCOUNT I OF AIG LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                           AIG LIFE INSURANCE COMPANY
                               (Name of Depositor)

                                 One ALICO Plaza
                                 600 King Street
                              Wilmington, DE 19801
         (Address of Depositor's Principal Executive Offices) (Zip Code)

                           (713) 831-8470 (Depositor's
                     Telephone Number, Including Area Code)

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                               (Name of Guarantor)
                                 70 Pine Street
                            New York, New York 10270

                           (212) 770-7000
              (Guarantor's Telephone Number, Including Area Code)

                              Lauren W. Jones, Esq.
                             Deputy General Counsel
                      American General Life Companies, LLC
                               2929 Allen Parkway
                            Houston, Texas 77019-2191
 (Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous.

     It is proposed that the filing will become effective (check appropriate box)

     [_]  immediately upon filing pursuant to paragraph (b)

     [X]  on April 30, 2008 pursuant to paragraph (b)

     [_]  60 days after filing pursuant to paragraph (a)(1)

     [_]  on (date) pursuant to paragraph (a)(1)

     If appropriate, check the following box:

     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: (i) Units of interest in Variable Account I of AIG Life Insurance Company under variable annuity contracts and (ii) a guarantee related to insurance obligations under the variable annuity contracts.

                      VANGUARD(R) LIFETIME INCOME PROGRAM

>PROSPECTUS

APRIL 30, 2008

                                                             [LOGO OF VANGUARD]

                       GROUP IMMEDIATE VARIABLE ANNUITY
                           Prospectus April 30, 2008

                     Issued by AIG Life Insurance Company
                        Through Its Variable Account I

This prospectus describes information you should know before you purchase a Group Immediate Variable Annuity (the "Group IVA"). On page 2 you will find definitions of certain capitalized terms used in this prospectus. Please read this prospectus carefully and keep it for future reference. For information on how to contact us, please see page 7.

The Group IVA is a single premium immediate variable annuity Contract (the "Contract" or "Contracts") between you and AIG Life Insurance Company, ("AIG Life"), where you agree to make one Premium Payment to AIG Life and AIG Life agrees to make a stream of Income (annuity) Payments at a later date. The Contract is a single premium, immediate, variable annuity offered to individuals within groups. It is immediate because we start making Income Payments within 12 months from the Contract Date.

The description of the Contract in this prospectus is fully applicable to your certificate and the word "Contract" includes any such certificate.

THE CONTRACT IS DESIGNED TO MEET LONG-TERM FINANCIAL GOALS. DUE TO CERTAIN RESTRICTIONS ON WITHDRAWALS AND SURRENDERS, THE CONTRACT IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

THE CONTRACT IS AVAILABLE AS A QUALIFIED CONTRACT, SUCH AS AN INDIVIDUAL RETIREMENT ANNUITY CONTRACT FUNDED WITH ROLLOVERS FROM TAX-QUALIFIED PLANS, AND AS A NON-QUALIFIED CONTRACT FUNDED WITH MONEY FROM ANY SOURCE.

The Contract has 23 investment options to which you can allocate your money--22 variable investment options and one fixed investment option. If your Contract is a tax-deferred non-qualified annuity that is not part of your retirement plan, those variable investment options that are invested in Mutual Funds available to the public outside of annuity Contracts, life insurance Contracts, or certain employer-sponsored retirement plans (Vanguard Public Mutual Funds), will not be available for you to allocate your money within your Contract. The fixed investment option is part of our general account and, if chosen, each of your annuity payments will generally be the same amount. If you allocate your money to the variable investment options, the periodic annuity payments will change depending on the investment performance of the funds you select. You bear the investment risk. Currently, the variable investment options are funds of:

1   Vanguard(R) Variable Insurance Fund ("Vanguard VIF Portfolios")
2   Vanguard Public Mutual Funds ("Vanguard Funds")

See "Investment Options" on page 11 for a complete list of the variable investment options. You should be sure you also read the prospectuses of the Funds underlying the variable investment options that may interest you. You can request free copies of any or all of the Funds' prospectuses by contacting us as set out on page 7.

In addition, the Securities and Exchange Commission ("SEC") maintains a website at http://www.see.gov that contains the prospectus, SAI, materials incorporated by reference, and other information that we have filed electronically with the SEC.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CONTRACTS ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY SIMILAR AGENCY. THEY ARE NOT A DEPOSIT OR OTHER OBLIGATION OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. AN INVESTMENT IN A VARIABLE ANNUITY IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE CONTRACTS IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

                              TABLE OF CONTENTS
DEFINITIONS                                                                  2

SUMMARY OF THE CONTRACT                                                      3

FEE TABLES                                                                   8

CONDENSED FINANCIAL INFORMATION                                              9

INVESTMENT OPTIONS                                                          11

EXPENSES                                                                    17

THE CONTRACT                                                                19

ANNUITY PAYMENTS                                                            28

ACCESS TO YOUR MONEY                                                        33

DEATH BENEFIT                                                               33

PERFORMANCE                                                                 35

TAXES                                                                       36

OTHER INFORMATION                                                           41

FINANCIAL STATEMENTS                                                        43

APPENDIX                                                                    44

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION                53

DEFINITIONS

We have defined certain terms used in this prospectus to help you understand these terms. We have defined them in this glossary.

ANNUITANT

The person you designate to receive annuity payments and whose life determines the duration of annuity payments involving life contingencies. The Annuitant is usually the owner of the Contract, but in some circumstances the owner may not be the Annuitant. In addition, certain annuity options under the Contract permit a Joint Annuitant.

ANNUITY PAYMENT OPTION

The method in which you choose to receive your stream of annuity payment(s).

ANNUITY UNIT

An accounting unit of measure used to calculate annuity payments after the Contract Date.

ASSUMED INVESTMENT RETURN

The net investment return that will cause variable annuity payments to remain level. The Assumed Investment Return is used in calculating the initial and subsequent variable annuity payments.

COMPANY

AIG Life Insurance Company, 600 King Street (DPEN), Wilmington, Delaware 19801.

CONTRACT ANNIVERSARY

An anniversary of the date we issued your Contract.

CONTRACT DATE

The date your Contract is issued and becomes effective.

CONTRACT OWNER

The person (or persons) shown as the Owner under the Contract schedule. Unless otherwise noted, all references to "you" or "your" in this prospectus, refer to the Contract Owner.

CONTRACT YEAR

Each twelve-month period beginning on the Contract Date.

INCOME CHANGE DATE

The date on which the amount of your next variable annuity payment is calculated based in part on the performance of the subaccounts you have chosen, your selected Assumed Investment Return and certain other factors. The Income Change Date occurs on the same frequency as your variable annuity payments (monthly, quarterly, semi-annual or annual basis), which is specified in your Contract.

INCOME START DATE

The date on which annuity payments begin. You choose this date when you purchase the Contract. Because the Contract is an immediate annuity, rather than a deferred annuity, the Income Start Date cannot be later than 12 months after the Contract Date. (Deferred annuities generally permit you to defer the date that annuity payments begin for an indefinite period of time.)

NON-QUALIFIED CONTRACT

An annuity purchased with dollars already subject to taxation.

PREMIUM PAYMENT

Money sent to us to be invested in your Contract. Because the Contract is a single premium Contract, you are permitted to make only one Premium Payment to us. All references, in this prospectus, to "net Premium Payment" mean your Premium Payment minus taxes and one-time charges.

QUALIFIED CONTRACT

An annuity purchased with premium dollars protected from current taxation by some type of employer retirement plan, such as a 403(b), or 401(k), or by a deductible IRA.

RIGHT TO EXAMINE PERIOD

Time period immediately following the Contract Date, when you may return your Contract to the Company.

STATUTORY PREMIUM TAX

A tax charged by a state or municipality on Premium Payments.

VALUATION DATE (ALSO CALLED A "BUSINESS DAY")

Each day that the New York Stock Exchange ("NYSE") is open for trading. We compute Contract values as of the time the NYSE closes on each Valuation Date, which usually is 4:00 p.m. Eastern Time.

VALUATION PERIOD

The period between the close of business on any Valuation Date and the close of business for the next succeeding Valuation Date.

SUMMARY OF THE CONTRACT

The summary provides a brief overview of the significant features of the Contract. You can find additional information later in this prospectus, in the SAI, and in the Contract. This prospectus applies principally to the variable investment options and related aspects of the Contract. The fixed investment option is discussed under the heading "Fixed Investment Option."

PURPOSE OF THE ANNUITY CONTRACT

The single premium immediate variable annuity Contract described in this prospectus provides annuity payments to the Annuitant for his or her life, and, under particular options, the life of a Joint Annuitant or for a certain period of years. You may select from a number of annuity payment options. Certain options provide a guaranteed minimum number of years of annuity income. You may choose annuity payments that are fixed, variable, or a combination of fixed and variable. You may choose annuity payments on a monthly, quarterly, semi-annual, or annual basis.

   The Contract is intended for people who want to receive a stream of income payments, generally for retirement but also for other long-term purposes.

TYPE OF CONTRACT

If you are eligible, you may purchase the Contract as an individual retirement annuity ("IRA") with contributions rolled-over from tax-qualified plans such as 401(k) Plans, 403(b) Plans, governmental 457 Plans, or IRAs. You may also purchase the Contract as a non-qualified retirement plan for an individual.

PURCHASE OF THE CONTRACT

The minimum amount to purchase a Contract is $20,000. We reserve the right to accept a Premium Payment below that amount or reject a Premium Payment in excess of limits we establish from time to time. In general, we will not issue a Contract to anyone who is over age 90, but reserve the right to increase or decrease that age.

THE INVESTMENT OPTIONS

When you purchase the Contract, you may allocate your Premium Payment to our Variable Account to provide a variable annuity. Our Variable Account is divided into subaccounts, 22 of which are offered under the Contract. Each of the 22 subaccounts invest exclusively in shares of a specific Vanguard Fund or Vanguard VIF Portfolio. The investment performance of each subaccount is linked to the investment performance of one of the Funds. Assets in each of the subaccounts belong to the Company, but are accounted for separately from the Company's other assets and can be used only to satisfy its obligations under the Contracts.

   The Vanguard Funds are only available if your Contract has been issued on a qualified basis. The Vanguard VIF Portfolios are available for both qualified and non-qualified Contracts. You can allocate your Premium Payment to one or more subaccounts that invest exclusively in shares of the following variable investment options described in the Funds' prospectuses:

VANGUARD FUNDS (and their investment advisors)

Managed by Vanguard's Fixed Income Group
   Vanguard Inflation-Protected Securities Fund

Managed by Wellington Management Company, LLP
   Vanguard Dividend Growth Fund
   Vanguard GNMA Fund

Also included in Vanguard Funds are:
   Vanguard LifeStrategy(R) Conservative Growth Fund
   Vanguard LifeStrategy(R) Growth Fund
   Vanguard LifeStrategy(R) Income Fund
   Vanguard LifeStrategy(R) Moderate Growth Fund

These Funds receive advisory services indirectly, by investing in other Vanguard funds.

Beginning January 3, 2005, Vanguard Health Care Fund and Vanguard Total International Stock Index Fund are no longer offered as investment options under Contracts issued on or after January 3, 2005. The two Funds are not available for any transfers, automatic rebalancing or dollar cost averaging into either of the Funds by any Contract Owner beginning January 3, 2005. If you wish to transfer Annuity Units currently invested in either of the Funds to other available investment options in your Contract, there is no transfer fee charged for the transfer, nor will a transfer count against the free transfers which you are allowed each Contract year. Your right to transfer from the two Funds will remain unaffected. Please note, however, that other fees may be applicable to transfers from the two Funds.

VANGUARD VIF PORTFOLIOS (and their investment advisors)

Managed by Vanguard's Fixed Income Group
   Vanguard VIF Money Market Portfolio
   Vanguard VIF Short-Term Investment-Grade Portfolio
   Vanguard VIF Total Bond Market Index Portfolio

Managed by Barrow, Hanley, Mewhinney & Strauss, Inc.
   Vanguard VIF Diversified Value Portfolio

Managed by Vanguard's Quantitative Equity Group
   Vanguard VIF Equity Index Portfolio
   Vanguard VIF Mid-Cap Index Portfolio
   Vanguard VIF REIT Index Portfolio

Managed by AllianceBernstein L.P. and William Blair & Company, L.L.C.
   Vanguard VIF Growth Portfolio

Managed by Wellington Management Company, LLP
   Vanguard VIF Balanced Portfolio
   Vanguard VIF High Yield Bond Portfolio

Managed by Granahan Investment Management, Inc. and Vanguard's Quantitative Equity Group
   Vanguard VIF Small Company Growth Portfolio

Managed by Wellington Management Company, LLP and Vanguard's Quantitative Equity Group
   Vanguard VIF Equity Income Portfolio

Managed by Schroder Investment Management North America Inc., M&G Investment Management
   Limited, and Baillie Gifford Overseas Ltd
   Vanguard VIF International Portfolio

Managed by PRIMECAP Management Company
   Vanguard VIF Capital Growth Portfolio

Also included in Vanguard VIF Portfolios is:
   Vanguard VIF Total Stock Market Index Portfolio

Vanguard VIF Total Stock Market Index Portfolio receives advisory services indirectly, by investing in other Vanguard funds and Vanguard VIF Portfolios.

   Each Vanguard Fund's board of trustees and each Vanguard VIF Portfolio's board of trustees may, without prior approval from Contract Owners, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Vanguard Fund's or Vanguard VIF Portfolio's advisory arrangements will be communicated to Contract Owners in writing. In addition, as each Vanguard Fund's and each Vanguard VIF Portfolio's overall manager, The Vanguard Group, Inc. (Vanguard) may provide investment advisory services to any Vanguard Fund or Vanguard VIF Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

   ALLOCATING PART OR ALL OF YOUR PREMIUM PAYMENT TO A SUBACCOUNT MEANS YOU HAVE ELECTED, AT LEAST IN PART, A VARIABLE ANNUITY PAYMENT. THE AMOUNT OF YOUR VARIABLE ANNUITY PAYMENT WILL INCREASE OR DECREASE DEPENDING ON THE INVESTMENT PERFORMANCE OF THE SUBACCOUNTS YOU SELECTED. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS ALLOCATED TO A SUBACCOUNT.

   You can also allocate all or part of your Premium Payment to the general account and elect a fixed annuity payment. Under this option, the periodic amount you receive will not change once it is established. Each new allocation from the Variable Account I to the general account will establish a new periodic payment amount for that allocation.

EXPENSES

The company does not deduct a sales load from your Premium Payment, but does deduct the following charges in connection with the Contract. For additional information, see "EXPENSES" further on in this prospectus.

MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily charge from the assets of each subaccount for mortality and expense risks. The maximum charge is 0.52% per annum based on each subaccount's average daily net assets.

STATUTORY PREMIUM TAX CHARGE. Certain states assess a premium tax charge for Premium Payments made under the Contract. If applicable, the premium tax will be deducted from your single Premium Payment upon its receipt by the Company. See "Statutory Premium Taxes" further on in this prospectus for more information.

OTHER EXPENSES. The management fees and other expenses of the funds are paid by the funds and are reflected in the net asset values of the funds' shares.

RIGHT TO EXAMINE

You may cancel your Contract within ten days after receiving it (or longer if your state requires). We will refund your Premium Payment, adjusted as required by your Contract. See "Right to Return" further on in this prospectus.

PARTIAL WITHDRAWAL RIGHTS

If you choose an annuity payment option with a Guaranteed Number of Years, you will have the right to make a partial withdrawal from your Contract subject to certain provisions. See "Partial Withdrawal Rights with Variable Payments for a Guaranteed Number of Years" further on in this prospectus.

CANCELLATION RIGHTS

You may choose to have the right to cancel your Contract subject to certain provisions. See "Cancellation Rights" further on in this prospectus.

INQUIRIES AND CONTRACT OWNER AND ANNUITANT INFORMATION

For more information about a Contract, call 1-800-522-5555 or write:

REGULAR MAIL:                           OVERNIGHT OR CERTIFIED MAIL:
-------------                           ---------------------------------------
Vanguard Annuity and Insurance Services Vanguard Annuity and Insurance Services
P.O. Box 1105                           455 Devon Park Drive
Valley Forge, PA 19482-1105             Wayne, PA 19087-1815

   If you have questions about your Contract, please telephone Vanguard Annuity and Insurance Services at 1-800-462-2391. Please have ready the Contract number and the Contract Owner's name, address, last four digits of the Social Security number, and zip code when you call. You will receive periodic statements confirming any transactions that take place as well as other required periodic reports if you choose a variable payout option.

   You may also contact AIG Life Insurance Company, the issuer of the Contracts. You can contact AIG Life Insurance Company at its Group Annuity Administration Department, 600 King Street (DPEN), Wilmington, Delaware 19801. You can also call AIG Life Insurance Company at 1-877-299-1724.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying and owning the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract or transfer cash value between investment options. Statutory state premium taxes may also be deducted.

MAXIMUM OWNER TRANSACTION EXPENSES
----------------------------------

CHARGE                                    AMOUNT
------                                    ------

Sales Load Imposed on Purchases (as a     None
  percentage of purchase payments)

Transfer Fee                              $10 per transfer
                                          (There is no charge for the first 12
                                          transfers each Contract year;
                                          thereafter, we reserve the right to
                                          charge a fee of $10 per transfer.)

Partial Withdrawal Transaction Charge     The lesser of 2% of the amount
                                          withdrawn or $25

Statutory Premium Taxes--qualified        01% of Premium
Contracts

Statutory Premium Taxes--non-qualified    03.5% of Premium
Contracts

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including fund fees and expenses.

VARIABLE ACCOUNT ANNUAL EXPENSES (as a percentage of average account value)

CHARGE                                                                 AMOUNT
------                                                                 ------
Maximum Mortality and Expense Risk Fees                                 0.52%
TOTAL VARIABLE ACCOUNT ANNUAL EXPENSES                                  0.52%

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Contract. Total Annual Fund Operating Expenses vary for each Fund. The range in the table shows the minimum and maximum for the Funds as of each Fund's most recent fiscal year end. Current and future expenses for the Funds may be higher or lower than those shown.

ANNUAL FUND FEES AND EXPENSES (as a percentage of average daily Variable
  Account value)


CHARGE                                                         MAXIMUM MINIMUM
------                                                         ------- -------
Total Annual Fund Operating Expenses (expenses that are
  deducted from fund assets include management fees,
  distribution (12b-1) fees, and other expenses)                0.45%   0.14%

Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.

CONDENSED FINANCIAL INFORMATION
ACCUMULATION UNIT VALUES

                                                             12/31/04 12/31/05 12/31/06 12/31/07
                                                             -------- -------- -------- --------
VANGUARD(R) FUNDS:
   VANGUARD DIVIDEND GROWTH FUND
   Accumulation Unit value at beginning of year                  N/A      N/A  $ 12.68  $ 15.08
   Accumulation Unit value at end of year                        N/A  $ 12.68  $ 15.08  $ 16.06
   Number of Accumulation Units outstanding at end of year       N/A    2,014    1,909    2,382

   VANGUARD GNMA FUND
   Accumulation Unit value at beginning of year              $ 10.13  $ 10.50  $ 10.79  $ 11.20
   Accumulation Unit value at end of year                    $ 10.50  $ 10.79  $ 11.20  $ 11.93
   Number of Accumulation Units outstanding at end of year     3,152    1,358    1,170    1,752

   VANGUARD HEALTH CARE FUND
   Accumulation Unit value at beginning of year                  N/A  $ 11.90  $ 13.67  $ 15.07
   Accumulation Unit value at end of year                    $ 11.90  $ 13.67  $ 15.07  $ 15.66
   Number of Accumulation Units outstanding at end of year     5,698    4,777    4,234    3,727

   VANGUARD INFLATION-PROTECTED SECURITIES FUND
   Accumulation Unit value at beginning of year                  N/A  $ 11.16  $ 11.39  $ 11.38
   Accumulation Unit value at end of year                    $ 11.16  $ 11.39  $ 11.38  $ 12.63
   Number of Accumulation Units outstanding at end of year     2,150   12,379   13,802   14,641

   VANGUARD LIFESTRATEGY CONSERVATIVE GROWTH FUND
   Accumulation Unit value at beginning of year                  N/A      N/A      N/A      N/A
   Accumulation Unit value at end of year                        N/A      N/A      N/A  $ 13.77
   Number of Accumulation Units outstanding at end of year       N/A      N/A      N/A   11,638

   VANGUARD LIFESTRATEGY GROWTH FUND
   Accumulation Unit value at beginning of year              $ 10.90  $ 12.21  $ 12.98  $ 15.00
   Accumulation Unit value at end of year                    $ 12.21  $ 12.98  $ 15.00  $ 16.03
   Number of Accumulation Units outstanding at end of year     6,749    9,068   10,239   20,385

   VANGUARD LIFESTRATEGY INCOME FUND
   Accumulation Unit value at beginning of year                  N/A  $ 10.89  $ 11.18  $ 12.01
   Accumulation Unit value at end of year                    $ 10.89  $ 11.18  $ 12.01  $ 12.75
   Number of Accumulation Units outstanding at end of year    11,770   14,069   17,095   13,931

   VANGUARD LIFESTRATEGY MODERATE GROWTH FUND
   Accumulation Unit value at beginning of year              $ 10.71  $ 11.78  $ 12.39  $ 13.97
   Accumulation Unit value at end of year                    $ 11.78  $ 12.39  $ 13.97  $ 14.92
   Number of Accumulation Units outstanding at end of year    24,811   23,059   31,779   39,773

   VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND
   Accumulation Unit value at beginning of year                  N/A  $ 13.82  $ 15.89  $ 20.02
   Accumulation Unit value at end of year                    $ 13.82  $ 15.89  $ 20.02  $ 23.01
   Number of Accumulation Units outstanding at end of year    19,656   17,451   15,348   13,349

VANGUARD(R) VIF PORTFOLIOS:
   VANGUARD VIF BALANCED PORTFOLIO
   Accumulation Unit value at beginning of year             $  10.82 $  11.98 $  12.74 $  14.57
   Accumulation Unit value at end of year                   $  11.98 $  12.74 $  14.57 $  15.70
   Number of Accumulation Units outstanding at end of year   154,249  268,437  313,608  353,982

   VANGUARD VIF CAPITAL GROWTH PORTFOLIO
   Accumulation Unit value at beginning of year                  N/A $  12.64 $  13.54 $  15.03
   Accumulation Unit value at end of year                   $  12.64 $  13.54 $  15.03 $  16.82
   Number of Accumulation Units outstanding at end of year     5,319    8,428   11,822   31,095

   VANGUARD VIF DIVERSIFIED VALUE PORTFOLIO
   Accumulation Unit value at beginning of year             $  11.26 $  13.50 $  14.45 $  17.09
   Accumulation Unit value at end of year                   $  13.50 $  14.45 $  17.09 $  17.67
   Number of Accumulation Units outstanding at end of year    13,666   25,311   24,806   42,468

   VANGUARD VIF EQUITY INCOME PORTFOLIO
   Accumulation Unit value at beginning of year                  N/A $  12.63 $  13.08 $  15.71
   Accumulation Unit value at end of year                   $  12.63 $  13.08 $  15.71 $  16.33
   Number of Accumulation Units outstanding at end of year    14,769   22,489   38,422   38,057

   VANGUARD VIF EQUITY INDEX PORTFOLIO
   Accumulation Unit value at beginning of year                  N/A $  12.02 $  12.53 $  14.43
   Accumulation Unit value at end of year                   $  12.02 $  12.53 $  14.43 $  15.12
   Number of Accumulation Units outstanding at end of year     8,591   15,968   29,863   41,395

   VANGUARD VIF GROWTH PORTFOLIO
   Accumulation Unit value at beginning of year                  N/A $  11.41 $  12.65 $  12.83
   Accumulation Unit value at end of year                   $  11.41 $  12.65 $  12.83 $  14.06
   Number of Accumulation Units outstanding at end of year     1,294    4,943    4,700    7,320

   VANGUARD VIF HIGH YIELD BOND PORTFOLIO
   Accumulation Unit value at beginning of year                  N/A $  11.31 $  11.56 $  12.45
   Accumulation Unit value at end of year                   $  11.31 $  11.56 $  12.45 $  12.63
   Number of Accumulation Units outstanding at end of year     1,510    4,896   19,323   18,752

   VANGUARD VIF INTERNATIONAL PORTFOLIO
   Accumulation Unit value at beginning of year             $  11.23 $  13.34 $  15.43 $  19.46
   Accumulation Unit value at end of year                   $  13.34 $  15.43 $  19.46 $  22.73
   Number of Accumulation Units outstanding at end of year     5,881   20,403   68,625   90,426

   VANGUARD VIF MID-CAP INDEX PORTFOLIO
   Accumulation Unit value at beginning of year             $  11.06 $  13.23 $  15.00 $  16.98
   Accumulation Unit value at end of year                   $  13.23 $  15.00 $  16.98 $  17.93
   Number of Accumulation Units outstanding at end of year     4,431   17,020   19,094   26,583

VANGUARD(R) VIF PORTFOLIOS:
   VANGUARD VIF MONEY MARKET PORTFOLIO
   Accumulation Unit value at beginning of year             $ 10.01 $ 10.09 $  10.35 $  10.82
   Accumulation Unit value at end of year                   $ 10.09 $ 10.35 $  10.82 $  11.33
   Number of Accumulation Units outstanding at end of year      439   3,266      397  148,678

   VANGUARD VIF REIT INDEX PORTFOLIO
   Accumulation Unit value at beginning of year             $ 11.03 $ 14.32 $  15.93 $  21.38
   Accumulation Unit value at end of year                   $ 14.32 $ 15.93 $  21.38 $  17.74
   Number of Accumulation Units outstanding at end of year    3,950  12,188   19,538   17,478

   VANGUARD VIF SHORT-TERM INVESTMENT-GRADE PORTFOLIO
   Accumulation Unit value at beginning of year             $ 10.07 $ 10.22 $  10.40 $  10.86
   Accumulation Unit value at end of year                   $ 10.22 $ 10.40 $  10.86 $  11.45
   Number of Accumulation Units outstanding at end of year    4,814   6,221   13,435   17,860

   VANGUARD VIF SMALL COMPANY GROWTH PORTFOLIO
   Accumulation Unit value at beginning of year             $ 10.64 $ 12.20 $  12.90 $  14.15
   Accumulation Unit value at end of year                   $ 12.20 $ 12.90 $  14.15 $  14.60
   Number of Accumulation Units outstanding at end of year    3,888   5,544   12,166   15,989

   VANGUARD VIF TOTAL BOND MARKET INDEX PORTFOLIO
   Accumulation Unit value at beginning of year                 N/A $ 10.51 $  10.71 $  11.11
   Accumulation Unit value at end of year                   $ 10.51 $ 10.71 $  11.11 $  11.83
   Number of Accumulation Units outstanding at end of year   19,451  33,465   38,527   56,843

   VANGUARD VIF TOTAL STOCK MARKET INDEX PORTFOLIO
   Accumulation Unit value at beginning of year             $ 10.91 $ 12.22 $  12.90 $  14.83
   Accumulation Unit value at end of year                   $ 12.22 $ 12.90 $  14.83 $  15.51
   Number of Accumulation Units outstanding at end of year   55,746  85,167  148,502  164,644

INVESTMENT OPTIONS

VARIABLE INVESTMENT OPTIONS
VARIABLE ACCOUNT I

Our board of directors authorized the organization of the Variable Account in 1986. The Variable Account is maintained pursuant to Delaware insurance law and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). However, the SEC does not supervise the management or the investment practices of the Variable Account.

   We own the assets in the Variable Account and use them to support the variable portion of your Contract and other variable annuity Contracts described in other prospectuses. The Variable Account's assets are separate from our other assets and are not chargeable with liabilities arising out of any other businesses we conduct. Income, gains or losses, whether or not realized, are credited to or charged against the subaccounts of the Variable Account without regard to income, gains or losses arising out of any of our other businesses. As a result, the investment performance of each subaccount of the Variable Account is entirely independent of the investment performance of our general account and of any other of our Variable Accounts.

   The Variable Account is divided into subaccounts, each of which invests in shares of a different portfolio of a mutual fund. The Variable Account maintains subaccounts that are not available under the Contract. We may, from time to time, and in our sole discretion, add, remove or close subaccounts to transfers if marketing needs, tax or regulatory considerations or investment conditions warrant. No substitution of shares of one fund for another will be made until you have been notified and we have complied with legal requirements. If deemed to be in the best interest of persons having voting rights under the Contract, the Variable Account may be operated as a management company under the 1940 Act, may be deregistered under that Act in the event such registration is no longer required, or may be combined with one or more other Variable Accounts.

VANGUARD FUNDS

Each of the Vanguard Funds is a mutual fund registered with the SEC. As the Funds' sponsor and overall manager, Vanguard may compensate us for providing administrative services in connection with the Funds offered under the Contract. Such compensation will be paid from its assets.

   You should carefully read the prospectus for each of the Vanguard Funds before investing. They contain detailed information regarding management of the Vanguard Funds, investment objectives, investment advisory fees and expenses, and other charges. The prospectuses also discuss the risks involved in investing in the Vanguard Funds. Below is a summary of the investment objective and strategies of each Fund available under the Contract. THERE IS NO ASSURANCE THAT ANY OF THESE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE.

.. Vanguard LifeStrategy Income Fund seeks to provide current income and some capital appreciation. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 60% of the Fund's assets to bonds, 20% to short-term fixed income investments, and 20% to common stocks.

.. Vanguard LifeStrategy Conservative Growth Fund seeks to provide current income and low to moderate capital appreciation. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 40% of the Fund's assets to bonds, 20% to short-term fixed income investments, and 40% to common stocks.

.. Vanguard LifeStrategy Moderate Growth Fund seeks to provide capital appreciation and a low to moderate level of current income. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 60% of the Fund's assets to common stocks and 40% to bonds.

.. Vanguard LifeStrategy Growth Fund seeks to provide capital appreciation and some current income. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 80% of the Fund's assets to common stocks and 20% to bonds.

.. Vanguard Dividend Growth Fund seeks to provide, primarily, a growing stream of income over time and, secondarily, long-term capital appreciation and current income. The Fund invests primarily in stocks that tend to offer current dividends. The Fund focuses on high-quality companies that have prospects for long-term total returns as a result of their ability to grow earnings and their willingness to increase dividends over time. These stocks typically--but not always--will be undervalued relative to the market and will show potential for increasing dividends. The Fund will be diversified across industry sectors.

..  Vanguard GNMA Fund seeks to provide a moderate level of current income. The
   Fund invests at least 80% of its assets in Government National Mortgage Association (GNMA) pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans supported by the full faith and credit of the U.S. government. The balance of the Fund's assets may be invested in U.S. Treasury or other U.S. government agency securities, as well as in repurchase agreements collateralized by such securities. Securities issued by most other U.S. government agencies, other than the U.S. Treasury and GNMA, are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. The Fund's dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages. While the Fund does not observe specific maturity guidelines, the Fund's dollar- weighted average maturity will normally fall within an intermediate-term range (3 to 10 years).

.. Vanguard Inflation-Protected Securities Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities. The Fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in a range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated "investment-grade."

Each Fund is part of Vanguard, a family of 37 investment companies with more than 150 investment portfolios holding assets in excess of $1 trillion. Vanguard serves as the investment advisor to VANGUARD INFLATION-PROTECTED SECURITIES FUND. Vanguard manages the Inflation-Protected Securities Fund on an at- cost basis, subject to the supervision and oversight of the trustees and officers of the funds. Certain funds employ external advisors. Wellington Management Company, LLP serves as advisor to VANGUARD DIVIDEND GROWTH FUND and VANGUARD GNMA FUND. The LifeStrategy Funds do not employ an investment advisor. The LifeStrategy Funds' board of trustees decides how to allocate their assets among the underlying funds.

VANGUARD VIF PORTFOLIOS

Each of the Vanguard VIF Portfolios is a mutual fund registered with the SEC. As the funds' distributor, Vanguard may compensate us for providing administrative services in connection with the funds offered under the Contract. Such compensation will be paid from its assets.

   You should carefully read the prospectus for the Vanguard VIF Portfolios before investing. It contains detailed information regarding management of the Vanguard VIF Portfolios, investment objectives, investment advisory fees and expenses, and other charges. The prospectus also discusses the risks involved in investing in the Vanguard VIF Portfolios. Below is a summary of the investment objective and strategies of each Portfolio available under the Contract. THERE IS NO ASSURANCE THAT ANY OF THESE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE.

.. Vanguard VIF Money Market Portfolio seeks to provide current income while maintaining liquidity and a stable share price of $1. The Portfolio invests primarily in high-quality, short-term money market instruments, including certificates of deposit, banker's acceptances, commercial paper, and other money market securities. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to securities in the two highest credit-quality categories. The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry. The Portfolio maintains a dollar-weighted average maturity of 90 days or less.

.. Vanguard VIF Short-Term Investment-Grade Portfolio seeks to provide current income while maintaining limited price volatility. The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody's Investor Services, Inc., or by another independent rating agency; medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody's or another independent rating agency. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody's.) The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 4 years.

.. Vanguard VIF Total Bond Market Index Portfolio seeks to track the performance of a broad, market-weighted bond index. The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Lehman Brothers U.S. Aggregate Bond Index. This Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The Portfolio invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Portfolio's investments will be selected through the sampling process, and at least 80% of the Portfolio's assets will be invested in bonds held in the Index. The Portfolio maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years.

.. Vanguard VIF High Yield Bond Portfolio seeks to provide a high level of current income. The Portfolio invests mainly in a diversified group of high-yielding, higher-risk corporate bonds--commonly known as "junk bonds"--with medium- and lower-range credit-quality ratings. The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc., have an equivalent rating by any other independent bond-rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio's advisor. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders. The Portfolio may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or the equivalent, convertible securities, and preferred stocks. High-yield bonds mostly have short- and intermediate-term maturities.

.. Vanguard VIF Balanced Portfolio seeks to provide long-term capital appreciation and reasonable current income. The Portfolio invests 60% to 70% of its assets in dividend-paying and, to a lesser extent, non-dividend-paying common stocks of established, medium-size and large companies. In choosing these companies, the advisor seeks those that appear to be undervalued but have prospects for improvement. These stocks are commonly referred to as value stocks. The remaining 30% to 40% of Portfolio assets are invested mainly in fixed income securities that the advisor believes will generate a reasonable level of current income. These securities include investment-grade corporate bonds, with some exposure to U.S. Treasury and government agency bonds, and mortgage-backed securities.

.. Vanguard VIF Equity Income Portfolio seeks to provide an above-average level of current income and reasonable long-term capital appreciation. The Portfolio invests mainly in common stocks of medium-size and large companies whose stocks pay above-average levels of dividend income and are considered to have the potential for capital appreciation. In addition, the advisors generally look for companies that they believe are committed to paying dividends consistently. Under normal circumstances, the Portfolio will invest at least 80% of its assets in stocks, also known as equity securities. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders. The Portfolio uses multiple investment advisors.

.. Vanguard VIF Diversified Value Portfolio seeks to provide long-term capital appreciation and income. The Portfolio invests mainly in large- and mid-capitalization companies whose stocks are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor feels are trading at prices that are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

.. Vanguard VIF Total Stock Market Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's (S&P) Total Market Index by investing all, or substantially all, of its assets in two Vanguard funds, Vanguard Variable Insurance Fund-Equity Index Portfolio and Vanguard Extended Market Index Fund. The S&P Total Market Index consists of substantially all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market.

.. Vanguard VIF Equity Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Standard & Poor's 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

.. Vanguard VIF Mid-Cap Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The Portfolio employs a "passive management"--or indexing--investment approach designed to track the performance of the Morgan Stanley Capital International(R) (MSCI(R)) US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

.. Vanguard VIF Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. The Portfolio uses multiple investment advisors.

.. Vanguard VIF Capital Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests in stocks considered to have above-average earnings growth potential that is not reflected in their current market prices. The Portfolio consists predominantly of mid- and large-capitalization stocks.

.. Vanguard VIF Small Company Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests at least 80% of its assets primarily in common stocks of smaller companies. These companies tend to be unseasoned but are considered by the Portfolio's advisors to have superior growth potential. Also, these companies often provide little or no dividend income. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders. The Portfolio uses multiple investment advisors.

.. Vanguard VIF International Portfolio seeks to provide long-term capital appreciation. The Portfolio invests predominantly in the stocks of companies located outside the United States. In selecting stocks, the Portfolio's advisors evaluate foreign markets around the world and choose companies considered to have above-average growth potential. The Portfolio uses multiple investment advisors.

.. Vanguard VIF REIT Index Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs. The Portfolio normally invests approximately 98% of its assets in stocks issued by equity real estate investment trusts (known as REITs) in an attempt to parallel the investment performance of the Morgan Stanley Capital International (MSCI) US REIT Index. The Portfolio invests in stocks that make up the Index; the remaining assets are allocated to cash investments.

   Vanguard serves as the investment advisor to VANGUARD VIF EQUITY INDEX PORTFOLIO, VANGUARD VIF MID-CAP INDEX PORTFOLIO, VANGUARD VIF MONEY MARKET PORTFOLIO, VANGUARD VIF REIT INDEX PORTFOLIO, VANGUARD VIF SHORT-TERM INVESTMENT-GRADE PORTFOLIO, and VANGUARD VIF TOTAL BOND MARKET INDEX PORTFOLIO. VANGUARD VIF TOTAL STOCK MARKET INDEX PORTFOLIO receives advisory services indirectly, by investing in other Vanguard funds and Vanguard VIF Portfolios. Vanguard manages these funds on an at-cost basis, subject to the control of the trustees and officers of the funds. Certain funds employ external advisors. PRIMECAP Management Company serves as advisor to VANGUARD VIF CAPITAL GROWTH PORTFOLIO. AllianceBernstein, L.P. and William Blair & Company, L.L.C. serve as advisors to VANGUARD VIF GROWTH PORTFOLIO. Wellington Management Company, LLP serves as advisor to VANGUARD VIF HIGH YIELD BOND PORTFOLIO and VANGUARD VIF BALANCED PORTFOLIO. Granahan Investment Management, Inc. and Vanguard's Quantitative Equity Group serve as advisors to VANGUARD VIF SMALL COMPANY GROWTH PORTFOLIO. Schroder Investment Management North America Inc., Baillie Gifford Overseas Ltd, and M&G Investment Management Limited serve as advisors to VANGUARD VIF INTERNATIONAL PORTFOLIO. Barrow, Hanley, Mewhinney & Strauss, Inc. serves as advisor to VANGUARD VIF DIVERSIFIED VALUE PORTFOLIO. Wellington Management Company, LLP and Vanguard's Quantitative Equity Group serve as advisors to VANGUARD VIF EQUITY INCOME PORTFOLIO.

NAME CHANGES

From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports, and confirmations that reflect a Fund's prior name.

FIXED INVESTMENT OPTION

Premium you allocate to the fixed investment option goes into our general account. The general account is not registered with the SEC. The general account is invested in assets permitted by state insurance law. It is made up of all of our assets other than assets attributable to our Variable Accounts. Unlike our Variable Account assets, assets in the general account are subject to claims of Contract Owners like you, as well as claims made by our other creditors.

   To the extent that you allocate premium or transfer amounts into the fixed investment option, we guarantee that the amount of the annuity payments you receive will be unaffected by investment performance.

EXPENSES

                               A CLOSER LOOK AT
                 THE COSTS OF INVESTING IN A VARIABLE ANNUITY

       Costs are an important consideration in choosing a variable annuity. That's because you, as a Contract Owner, pay the costs of operating the underlying mutual funds, plus any transaction costs incurred when the fund buys and sells securities, as well as the costs associated with the annuity Contract itself. These combined costs can have a significant effect on the investment performance of the annuity Contract. Even seemingly small differences in mutual fund and annuity Contract expenses can, over time, have a dramatic effect on performance.

                         SUMMARY OF COSTS OF INVESTING
                               IN THE CONTRACTS

    .  No sales load or sales charge

    .  No annual Contract maintenance charge

    . No current fee to exchange money among the Subaccounts (we reserve the right to charge afee of $10.00 per transfer after the first 12 per Contract year)

    .  Maximum Annual Mortality and Expense Risk Charge: 0.52%

    . Partial Withdrawal Transaction Charge: The lesser of 2% of the amount with drawn or $25

    . Fees and expenses paid by the funds ranged from 0.14% to 0.45% at the end of each fund's most recent fiscal year.

MORTALITY AND EXPENSE RISK CHARGE

As part of our calculation of the value of Annuity Units, we deduct the mortality and expense risk charge on a daily basis. The mortality and expense risk charge is equal, on an annual basis, to a percentage of the daily value of the variable portion of your Contract. We may offer different rates to different groups, based upon our assessment of the risks that are involved. Once the charge is established it will not change for the group. The maximum rate we will charge any group is 0.52%. The charge compensates us for the expenses of administering the Contract, for assuming the risk that we will have to make annuity payments for longer than we anticipate, and for assuming the risk that current charges will be insufficient in the future to cover the costs associated with the Contract. If the charges under the Contract are not sufficient, we will bear the loss. If the charges are sufficient, we will keep the balance of this charge as profit.

                               A CLOSER LOOK AT
                     THE MORTALITY AND EXPENSE RISK CHARGE

       The Company assumes mortality risk where Contract Owners elect an Annuity Payment Option under which the Company guarantees a number of payments over a life or joint lives. The Company assumes the risk of making monthly annuity payments regardless of how long all Annuitants may live.

       The Company also assumes charges for administrative expenses, which are guaranteed not to increase beyond the rates shown for the life of the Contract, but may not be enough to cover the actual costs of issuing and administering the Contract.

STATUTORY PREMIUM TAXES

We will deduct from your Premium Payment any premium tax imposed on us by the state or locality where you reside. Statutory Premium Taxes currently imposed on the Contract by various states range from 0% to 1% of premium for qualified Contracts and from 0% to 3.5% of premium for non-qualified Contracts. In addition, some local governments may also levy a premium tax. These taxes are deducted from your Premium Payment upon its receipt by the Company.

                               A CLOSER LOOK AT
                             STATUTORY PREMIUM TAX

       A Statutory Premium Tax is a regulatory tax some states assess on the Premium Payment made into a Contract. If the Company should have to pay any Statutory Premium Tax, it will be deducted from the Premium Payment. As of the date of this Prospectus, the following states assesses a Statutory Premium Tax.

                                      QUALIFIED NON-Q UALIFIED
                                      --------- --------------
                 California             0.50%        2.35%
                 Maine                  0.00         2.00
                 Nevada                 0.00         3.50
                 South Dakota           0.00         1.25*
                 West Virginia          1.00         1.00
                 Wyoming                0.00         1.00

       This Statutory Premium Tax information is being provided to the best of AIG Life Insurance Company's knowledge. AIG Life Insurance Company makes no representation as to the current accuracy of this information.

       * The South Dakota premium tax rate is 1.25% for the first $500,000 and 0.08% for any amount over $500,000.

INCOME TAXES

Although we do not currently deduct any charge for income taxes attributable to your Contract, we reserve the right to do so in the future.

FUND EXPENSES

There are deductions from and expenses paid out of the assets of the various funds. These charges are described in the prospectuses for the Vanguard Funds and the Vanguard VIF Portfolios. The maximum fund expenses are described in the fee table contained in the prospectus.

REDUCTION OF CERTAIN CHARGES AND ADDITIONAL AMOUNTS CREDITED

We may charge a mortality and expense risk charge that is lower than the maximum charge, reduce or eliminate transaction charges, or lower the minimum single premium requirement when the Contract is sold to groups of individuals under circumstances that reduce our sales, administrative, or any other expenses or mortality risks. Any variation in charges under the Contract will reflect differences in costs, services or risks, and will not be unfairly discriminatory. We will determine the eligibility of such groups by considering factors such as:

(1) the size and nature of the group;

(2) the total amount of premium we expect to receive from the group;

(3) any other circumstances which we believe to be relevant in determining whether reduced sales, administrative or any other expenses or mortality risks may be expected.

   Any reduction or elimination may be withdrawn or modified by us.

THE CONTRACT

GENERAL DESCRIPTION

An annuity is a Contract between you, as the owner, and a life insurance company. The Contract provides income in the form of annuity payments beginning on the Income Start Date you select, which must be within 12 months after the Contract Date. You may purchase the Contract using after- tax dollars (a non-qualified Contract), transferring assets from another IRA, or by "rolling over" assets from a qualified plan (a qualified Contract).

   The Contract is called a variable annuity because you can allocate your money among variable investment options. Each subaccount of our Variable Account invests in shares of a corresponding mutual fund. Depending on market conditions, the various funds may increase or decrease in value. If you allocate money to the funds, the amount of the variable annuity payments will depend on the investment performance of the funds you select.

   The Contract also has a fixed investment option that is part of our general account. Each annuity payment from the fixed portion of your Contract will generally be for the same amount and will not vary with investment performance.

WHO SHOULD PURCHASE A CONTRACT

The Contract is designed for people who want to receive a stream of income payments, generally for retirement. We call this stream of income payments "Annuity Payments."

   You can purchase the Contract as a non-qualified Contract, with money generally from any source. Or, you may purchase the Contract as a qualified Contract such as an individual retirement annuity Contract funded with rollovers from tax-qualified plans.

                    A FEW THINGS TO KEEP IN MIND REGARDING
                        WHO SHOULD PURCHASE A CONTRACT

       Under the Contract, you will have access to your investment only through annuity payments, or certain other Contract provisions discussed in your Contract (and any applicable endorsements thereto).

       The Contract should only be purchased by individuals who will not need full access to their Premium Payment on an immediate basis.

ABOUT THE CONTRACT

This prospectus describes a Contract between you and the Company, the issuer of the Contract. The Contract may provide income payments for the life of one or two persons, or for a designated period, or both.

PURCHASING A CONTRACT

The minimum investment for both qualified and non-qualified Contracts is $20,000. We reserve the right to refuse your Premium Payment. In general, we will not issue a Contract to anyone who is over age 90, but we reserve the right to lower or increase this age for new Contracts.

ALLOCATION OF PREMIUM

When you purchase a Contract, you will tell us how to allocate your Premium Payment among the investment options. At the time of application, we must receive your Premium Payment before the Contract will be effective. We will issue your Contract and allocate your Premium Payment to Vanguard VIF Money Market Portfolio within two business days. If you do not give us all the necessary information we need to issue the Contract, we will contact you to obtain it. If we are unable to complete this process within five business days, we will refund your money unless you authorize us to keep it until all the necessary information is obtained.

RIGHT TO RETURN

If for any reason you are not satisfied with your Contract, you may return it to us and we will refund your Premium Payment received by us, less any applicable charges that have been deducted, adjusted by any investment experience in states where permitted. Because you have this right, we will direct the portion of your initial net Premium Payment that is to be allocated to a variable investment option, to Vanguard VIF Money Market Portfolio for the greater of 15 days or the Right to Return period for your state, starting on the date your investment performance begins. Then we will automatically allocate your investment among the available variable investment options in the ratios you have chosen. The allocation of your investment out of Vanguard VIF Money Market Portfolio into the investment options you have chosen, generally utilizes investment option prices as of the date of the allocation. However, if the allocation is scheduled to occur on a non-business day, it will be processed as of the preceding business day. As with all of the subaccounts, you bear any risk associated with investment in Vanguard VIF Money Market Portfolio during the right to return period.

   To exercise your right to return your Contract, you must mail it directly to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105, or return it to us at AIG Life Insurance Company, Attention: Group Annuity Administration, One ALICO Plaza, 600 King Street,

Wilmington, Delaware 19801, within 10 days after you receive it. In a few states, if your Contract is replacing an existing annuity or life policy, this period may be longer.

   Any portion of your initial net premium that is to be allocated to the fixed investment option will be so allocated upon receipt.

MARKET TIMING

The Contracts are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

..  dilution in the value of Fund shares underlying investment options of other
   Contract Owners;

..  interference with the efficient management of the Fund's portfolio; and

..  increased administrative costs.

   We have policies and procedures affecting your ability to make exchanges within your Contract. We use the term "exchange" to mean a transfer of your account value in one investment option (all or a portion of the value) to another investment option. We are not referring to the exchange of one variable annuity contract for another annuity contract or life insurance policy. We are required to monitor the Contracts to determine if a Contract Owner requests:

..  an exchange out of a variable investment option, other than the Vanguard VIF
   Money Market Portfolio investment option, within two calendar weeks of an earlier exchange into that same variable investment option; or

..  an exchange into a variable investment option, other than the Vanguard VIF
   Money Market Portfolio investment option, within two calendar weeks of an earlier exchange out of that same variable investment option; or

..  an exchange out of a variable investment option, other than the Vanguard VIF
   Money Market Portfolio investment option, followed by an exchange into that same variable investment option, more than twice in any one calendar quarter; or

..  an exchange into a variable investment option, other than the Vanguard VIF
   Money Market Portfolio investment option, followed by an exchange out of that same variable investment option, more than twice in any one calendar quarter.

   If any of the above transactions occurs, we will suspend such Contract Owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Contract Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Contract Owner's first violation of this policy will result in the suspension of Contract transfer privileges for ninety days. A Contract Owner's subsequent violations of this policy will result in the suspension of Contract transfer privileges for six months. Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

   The procedures above will be followed in all circumstances and we will treat all Contract Owners the same.

   In addition, Contract Owners incur a $10 charge for each transfer in excess of 12 each Contract year.

RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS

The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Contract Owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Contract Owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Contract is unaffected by the Fund's policies and procedures.

   Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

   In order to prevent market timing, the Funds have the right to request information regarding Contract Owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Contract Owner transactions in the Fund.

TRANSFERS AMONG INVESTMENT OPTIONS

The initial allocation of premium among investment options to provide variable annuity payments can be changed by transfers of fund values among the investment options made by written request or by telephone. We reserve the right to charge $10 per transfer after the first 12 transfers in a Contract year. We consider your instructions to transfer from or to more than one investment option at the same time to be one transfer. No transfers can be made from the fixed investment option to a variable investment option, but transfers can be made from the variable investment options to the fixed investment option or to other variable investment options.

   The company may offer certain features, such as dollar cost averaging and/or automatic rebalancing, that provide for automatic and scheduled transfers between variable investment options. Under these features, transactions are generally priced as of the date of the transfer. However, if the scheduled date of the transfer falls on a non-business day, it will be processed as of the preceding business day. Dollar cost averaging and automatic rebalancing transfers do not count against the "free transfers" you are permitted to make each Contract year.

                               A CLOSER LOOK AT
                                TRANSFERS AMONG
                          VARIABLE INVESTMENT OPTIONS

       HOW TRANSFERS AMONG VARIABLE INVESTMENT OPTIONS ARE EFFECTED:

       (A) The number of Annuity Units in the subaccount from which Annuity Units will be withdrawn is multiplied by the current Annuity Unit Value of that subaccount.

       (B) The final value from (A) is divided by the current Annuity Unit Value of the subaccount into which the transfer is going.

       (C) The result of (B) is the number of Annuity Units allocated to the new subaccount.

       MINIMUM TRANSFER AMOUNT. The minimum amount that can be transferred in any one transfer is $50 per month of income. This means that however many Annuity Units would produce $50 of monthly income, calculated at the current Annuity Unit Value, is the minimum number of Annuity Units that may be transferred.

       FOR EXAMPLE, let's say that you owned 500 Annuity Units in subaccount one ("s1"), valued at $2 per Annuity Unit, for a total of $1,000 in monthly income. You decide to transfer the entire amount in s1 to subaccount two ("s2"). Annuity Units in s2 are currently valued at $5 per Annuity Unit. Upon completion of the transfer, you will own 200 Annuity Units in s2 valued at $5 per Annuity Unit, for a total of $1,000 in monthly income.

   The transfer request must clearly state which investment options are involved and the amount of the transfer.

   We will accept transfers by telephone after required authorization forms are received at our office. Neither we nor any of the fund managers will be liable for following telephone instructions we reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such instructions. We have in place procedures to provide reasonable assurance that telephone instructions are genuine.

TRANSACTION REQUESTS IN GOOD ORDER

We will accept the Contract Owner's instructions to withdraw value from the Contract or to transfer values in the Contract Owner's investment options, contingent upon the Contract Owner providing us with withdrawal or transfer requests in good order. This means that the Contract Owners' requests must be accompanied by sufficient detail to enable us to withdraw or transfer assets properly.

   If we receive a transfer request and it is not in good order, the transfer will not be completed until we receive all necessary information. If we receive a withdrawal request and it is not in good order, the withdrawal will not be completed until we receive all necessary information.

   We will attempt to make a Contract Owner's request in good order for up to five business days following its receipt. For instance, one of our representatives may telephone the Contract Owner to determine the intent of a request. If a Contract Owner's request is still not in good order after five business days, we will cancel the request and and notify the Contract Owner when the request is cancelled.

PARTIAL WITHDRAWAL RIGHTS WITH VARIABLE PAYMENTS FOR A GUARANTEED NUMBER OF
YEARS

If you choose an annuity payment option where you will continuously receive annuity payments for "A Guaranteed Number of Years" (referred to as the "Guaranteed Period"), then you will have the right to make one partial withdrawal per Contract Year from the present value of your remaining variable annuity payments subject to the following provisions:

.. PARTIAL WITHDRAWAL TRANSACTION CHARGE. We will assess a partial withdrawal transaction charge for each partial withdrawal. The partial withdrawal transaction charge is the lesser of 2% of the amount withdrawn or $25. This charge will be deducted from the net proceeds of the partial withdrawal.

.. DETERMINATION OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS. This prospectus describes how we determine variable annuity payments subsequent to the initial annuity payment. While the number of Annuity Units for each subaccount will generally remain constant, this prospectus lists two exceptions to that rule on page 30. Another exception exists if you make a partial withdrawal, as permitted in this prospectus. A partial withdrawal involves a transfer of assets out of a subaccount. As actual assets decrease in a subaccount, the number of Annuity Units in such subaccount must also be decreased to reflect the loss of those assets.

.. ACCESS TO YOUR MONEY. You may elect a partial withdrawal of a portion of the present value of the variable annuity payments remaining in the Guaranteed Period as long as at least five (5) years of variable guaranteed periodic payments remain in your annuity after the partial withdrawal has been completed. A partial withdrawal will reduce all remaining variable annuity payments, both guaranteed and life contingent, by an equal amount and will also reduce the length of the Guaranteed Period for variable annuity payments. See the section on "Computing the Partial Withdrawal Amount" on the next page of this prospectus.

.. PARTIAL WITHDRAWAL LIMITATIONS. In determining the value available for a partial withdrawal, only the present value of the variable annuity payments will be used. No fixed Annuity Payments will be used in determining partial withdrawal values, and neither the amount of fixed annuity payments nor the length of the Guaranteed Period for such fixed annuity payments will be affected by a partial withdrawal. At any time after the Right to Examine period has ended, you may request a partial withdrawal from your Contract as long as more than five (5) years remain in the Guaranteed Period. Partial withdrawals are only available under annuity options which are either a single or joint life annuity with payments guaranteed for a minimum number of years. The Guaranteed Period can never exceed the life expectancy of the Annuitant or Joint Annuitant and cannot be less than five (5) years. To effect a partial withdrawal, the Contract must be in force. Only one partial withdrawal is permitted during any Contract Year. The minimum partial withdrawal amount is $2,500. The partial withdrawal is restricted to an amount that allows at least five (5) years of guaranteed period variable Annuity Payments to remain in the Contract after the withdrawal.

.. PARTIAL WITHDRAWALS REDUCE YOUR FUTURE VARIABLE ANNUITY PAYMENTS. If you make a partial withdrawal you will still receive annuity payments, but the partial withdrawal will result in a reduction in the amount of each remaining variable annuity payment as well as a decrease in the guaranteed period that will apply to such variable annuity payments. In addition, if you transfer values from one or more subaccounts which support those variable annuity payments to the fixed investment option which supports the fixed annuity payments at any time after a partial withdrawal has been taken, the Guaranteed Period related to those recently transferred values that are now supporting fixed annuity payments will remain shortened. The Guaranteed Period applicable to any pre-existing fixed annuity payments would not be affected. See "Partial Withdrawal Rights With Variable Payments For A Guaranteed Number of Years" above for the definition of the term "Guaranteed Period."

   When you request a partial withdrawal, we will take it from the subaccounts in which the annuity is then invested in the same proportion as the value invested in each subaccount on the date of the partial withdrawal. We charge a fee for each partial withdrawal, which will be deducted from the lump sum payment at the time a partial withdrawal is effected. Since the amount of annuity payments changes on the next Income Change Date, the reduction in annuity payments due to the partial withdrawal (but not the payment of the partial withdrawal amount) will be delayed until that time.

.. COMPUTING THE PARTIAL WITHDRAWAL AMOUNT. If you make a partial withdrawal, we will calculate the present value of future variable annuity payments during the guaranteed period by discounting the payments at the assumed investment return, and with consideration to any fees charged for a partial withdrawal. The future variable income payment amount we use in this calculation is determined by multiplying the Annuity Unit value next computed after we receive the withdrawal request by the current number of Annuity Units for each subaccount, and summing for all subaccounts. A partial withdrawal will reduce all future variable annuity payments by an equal amount, and the remaining length of the guaranteed period will also be reduced.

   The following four factors will determine the specific amount by which the remaining variable annuity payments will be reduced and by which the remaining length of the Guaranteed Period will be shortened:

(1) the amount of the partial withdrawal request;

(2) the length of time remaining in the Guaranteed Period at the time that the partial withdrawal is requested;

(3) the age and sex of the Annuitant or Joint Annuitants; and

(4) the Annuity Income Option chosen.

In other words, the more you withdraw will result in lower future variable annuity payments and more of a reduction in the length of time in the guaranteed period. Any fixed income payments remaining under the Contract and their guaranteed period will remain unchanged.

       EXAMPLE OF COMPUTING A PARTIAL WITHDRAWAL: Individual A is age 65 when he begins to receive variable annuity payments of $1,000. He receives payments in monthly installments from a Life Annuity with a Guaranteed Number of Years (20 years). In annuity payment year one, A requests the maximum partial withdrawal amount possible from his variable annuity. By taking this partial withdrawal, A's monthly variable annuity payments are reduced from $1,000 to $210 after the withdrawal, because the number of annuity units has been permanently reduced. A's guaranteed period for variable annuity payments is also reduced from 20 years to 5 years.

       Any portion of your Vanguard Lifetime Income Program that is allocated to fixed annuity income will not be changed, the monthly fixed payments will remain the same and the guaranteed period for such payments will not be reduced.

.. TAXES. Please read the tax discussion in your prospectus for information relating to partial withdrawals from your Contract, as well as other taxable events. This information is general in nature and is not intended as tax advice. It is based on current law and interpretations, which may change. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your Contract.

CANCELLATION RIGHTS

If you elect to include the cancellation option with your contract, you may have the right to cancel your contract. Otherwise, the cancellation option described in this section does not apply to you. The cancellation option is available with both the variable and the fixed payouts under all annuity options. If you choose the cancellation endorsement, the amount of each annuity payment will be lower than without the cancellation option.

The Contract is designed to meet long-term financial goals and is not suitable as a short-term investment. If you are concerned that you may need to cancel the Contract within six months, you should consider selecting the Cancellation Endorsement for your Contract. However, since selecting the Cancellation Endorsement will lower your Annuity Payments, if you do not anticipate a need to cancel your Contract, you should not select the Cancellation Endorsement.

ACCESS TO YOUR MONEY/CANCELLATION OF THE CONTRACT. If you are the Annuitant, you may access your money by receiving your scheduled annuity payments. Also, you, as the Contract Owner may cancel your Contract for its cancellation value within six (6) months after the contract date if the following conditions are met:

.. At the time of Contract issue, the Annuitant has not reached the attained age of 75 and the Joint Annuitant, if any, has not reached the attained age of 80;

..  Your Contract includes a Cancellation Endorsement;

..  Your Contract is in force; and

.. A Vanguard Lifetime Income Program Voluntary Cancellation Form is received by us, in good order, no later than six (6) months after the Annuity Contract date.

   If you cancel your Contract, we will pay you a lump sum amount. No residual benefit under the Contract will remain once a cancellation has been requested and paid during the six month period, which means that the annuitant(s) will receive no more payments under the Contract.

COMPUTING THE CANCELLATION VALUE. If you cancel, the amount of the lump sum benefit will be determined by calculating the actuarial present value, if any, of future variable and fixed annuity payments, to be determined as follows.

(1) The value of future variable annuity payments is calculated by applying the Assumed Investment Return factor, and the mortality rates used to initially determine annuity payments, to the future variable annuity payments which are to be paid in accordance with the Annuity Income Option in effect when cancellation is requested. The amount of future variable annuity payments used in this calculation is determined by multiplying the Annuity Unit value next computed after we receive the request by the current number of Annuity Units for each subaccount, and summing for all subaccounts.

(2) Fixed annuity payments will be determined by applying the then current annuity purchase rates, established in accordance with the Fixed Account section of the Contract, to the remaining value of fixed annuity payments which is to be paid in accordance with the Annuity Income Option in effect on the date the request is received. We use investments in the fixed income market in part to support our obligations under the Contracts. We constantly monitor the rate of return we can derive in the fixed income markets. We may change the annuity purchase rate under the Contracts on account of variations in the rate of return on such investments. The current annuity purchase rates we use in calculating the benefit will be no more than three percent (3%) greater than or less than the interest rate used in originally calculating the stream of annuity payments at the Contract Date. For example, if the current annuity purchase rates for fixed annuity payments is seven percent (7%) then the annuity purchase rate that we will use in calculating the lump sum cancellation amount related to the fixed annuity payments portion of your Contract will be no less than four percent (4%) and no greater than ten percent (10%).

TAXES. Please read the discussion under "Taxes" further on in this prospectus for information relating to the cancellation of your Contract, as well as other taxable events. This information is general in nature and is not intended as tax advice. We do not guarantee the tax status of your Contract.

ADDITIONAL RIGHTS THAT WE HAVE

We have the right at any time to:

(1) transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your Annuity Unit value for that option to below $500;

(2) transfer the entire balance in proportion to any other investment options you then are using, if the Annuity Unit value in an investment option is below $500 for any other reason;

(3) end the automatic rebalancing feature if your Annuity Unit value falls below $5,000;

(4) replace the underlying Fund that any investment option uses with another Fund, subject to SEC and other required regulatory approvals;

(5) add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Contracts from one investment option and put them into another, subject to SEC and other required regulatory approvals;

(6) operate the Variable Account under the direction of a committee or discharge such a committee at any time;

(7) operate the Variable Account, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. The Variable Account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

(8) make other changes in the Contract that in our judgment are necessary or appropriate to ensure that the Contract continues to qualify for tax treatment as an annuity.

ANNUITY PAYMENTS

GENERALLY

Beginning on the Income Start Date, the Annuitant will receive periodic annuity payments. You may choose annuity payments that are fixed, variable, or a combination of fixed and variable. You may choose annuity payments on a monthly, quarterly, semi-annual, or annual basis.

   You select the Income Start Date, which must be within 12 months after the Contract Date, and can start as early as 1 month after we receive your Premium Payment. In addition, annuity payments must begin by the Annuitant's 91/st/ birthday. If a state requires that annuity payments begin prior to such date, we must comply with those requirements.

   We will make annuity payments to you as the Annuitant unless, in the case of non-qualified Contracts only, you designate another person as Annuitant to receive them.

                    A FEW THINGS TO KEEP IN MIND REGARDING
                               ANNUITY PAYMENTS

    . From time to time, the Company may require proof that the Annuitant or Joint Annuitant is living.

    . Once Annuity Payments begin, you may not select a different Annuity Payment Option.

    . You may select an Annuity Payment Option and allocate your Premium Payment to either fixed or variable income choices, or both. You may not select more than one Annuity Payment Option.

    . If you choose both a fixed and a variable payment option, premium that you allo cate to the fixed account may not be reallocated to another subaccount.

    . If you choose to include the Cancellation Endorsement with your Contract, the amount of each annuity payment will be lower than without the Cancellation Endorsement.

    . If the postal or other delivery service is unable to deliver checks to the payee's address of record, or if direct deposits to a bank account are returned because the account is closed, no interest will accrue on amounts represented by uncashed Annuity Payment checks or undeliverable direct deposits. It is the payee's responsibility to keep the Company informed of their current address or active bank account location.

ANNUITY PAYMENT OPTIONS

The Contract currently offers the four annuity options described below. We may make other annuity options available subject to our discretion. Please refer to your Contract specific materials for the annuity options available in your Contract. If your annuity payments would be less than $100 per payment period, we have the right to change the frequency of your payment so that the payments are at least $100.

..  Option 1-LIFE ANNUITY

Under this option, we will make annuity payments as long as the Annuitant is alive. Annuity payments stop when the Annuitant dies.

..  Option 2-LIFE ANNUITY WITH A GUARANTEED NUMBER OF YEARS
   Under this option, we will make annuity payments as long as the Annuitant is alive with the additional guarantee that payments will be made for a particular number of years. If the Annuitant dies before all guaranteed payments have been made, payments will continue to the beneficiary for the remainder of the guaranteed period.

..  Option 3-JOINT AND SURVIVOR ANNUITY
   Under this option, we will make annuity payments as long as either the Annuitant or Joint Annuitant is alive. Upon the death of the Annuitant, we will continue to make annuity payments so long as the Joint Annuitant is alive. However, the amount of the remaining annuity payments will be either equal to or less than the amount that was payable while the Annuitant was alive. The amount to be paid to the Joint Annuitant is determined by the Contract Owner at the time that this Option 3 is selected. Any reduction in the annuity payment amount will be achieved through a reduction in the number of Annuity Units.

..  Option 4-JOINT AND SURVIVOR ANNUITY WITH A GUARANTEED NUMBER OF YEARS
   Under this option, we will make annuity payments as long as either the Annuitant or Joint Annuitant is alive with the additional guarantee that payments will be made for a minimum number of years. If both the Annuitant and the Joint Annuitant die before all guaranteed payments have been made, payments will continue to the beneficiary for the remainder of the guaranteed period. After the guaranteed period ends, we will continue to make annuity payments for the life of the Annuitant and for as long thereafter as the Joint Annuitant is alive. However, the amount of the annuity payments made to the Joint Annuitant will be either equal to or lower than the amount that was payable while the Annuitant was alive. The amount to be paid to the Joint Annuitant is determined by the Contract Owner at the time that this Option 4 is selected. Any reduction in the annuity payment amount will be achieved through a reduction in the number of Annuity Units.

                      SOMETHING TO KEEP IN MIND REGARDING
                        ANNUITY PAYMENT OPTIONS 3 OR 4

       Under Annuity Payment Options 3 or 4, you have the right to determine whether or not the annuity payments to be made to the Joint Annuitant, upon the Annuitant's death, will be:

       (A) equal to the annuity payments the Annuitant was receiving while both the Annuitant and the Joint Annuitant were alive; or

       (B) lower than the annuity payments the Annuitant was receiving while both the Annuitant and the Joint Annuitant were alive.

       All things being equal, annuity payments to the Annuitant while both the Annuitant and the Joint Annuitant are alive will be higher if you choose lower payments to the Joint Annuitant.

ANNUITY UNITS

Upon receiving your single Premium Payment, we calculate the number of Annuity Units associated with each annuity payment as determined by our currently used annuity rate factors. The Annuity Unit value for each fund will vary from one Valuation Period to the next based on the investment experience of the assets in the fund and the deduction of certain charges and expenses. The SAI contains an explanation of how Annuity Units are valued.

DETERMINATION OF THE INITIAL ANNUITY PAYMENT

The following factors determine the amount of the first annuity payment:

.. the portion of the premium allocated to provide variable annuity payments and the performance of the investment options you chose after the investment performance is adjusted by the Assumed Investment Return;

.. the portion of the premium allocated to provide fixed annuity payments and prevailing fixed interest rates;

..  the age and gender of the Annuitant (and Joint Annuitant, if any);

..  the annuity option selected;

..  the frequency of annuity payments;

..  the deduction of applicable premium taxes; and

..  the time period from the Contract Date to the Income Start Date.

IMPACT OF ANNUITANT'S AGE ON ANNUITY PAYMENTS

For either fixed or variable Annuity Payments involving life income, the actual ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

IMPACT OF ANNUITANT'S GENDER ON ANNUITY PAYMENTS

Congress and the legislatures of various states have from time to time considered legislation that would require annuity benefits to be the same for males and females of the same age. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of annuity Contracts in connection will an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender.

   In most cases, other than those mentioned above, the amount of fixed and variable Annuity Payments involving life income will be affected by the gender of the Annuitant and Joint Annuitant. However, we reserve the right to offer Contracts to certain groups in situations which, under current law, may require gender-neutral benefits. Since payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants.

IMPACT OF LENGTH OF PAYMENT PERIODS ON ANNUITY PAYMENTS

The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

IMPACT OF OPTIONAL CANCELLATION ENDORSEMENT ON ANNUITY PAYMENTS

If you choose to include the Cancellation Endorsement with your Contract, the amount of each annuity payment will be lower than without the Cancellation Endorsement. The reduction per annuity payment will vary by Contract, based on the age of the Annuitant(s) and the Annuity Payment Option selected.

DETERMINATION OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS

On each Income Change Date, we will recalculate the variable annuity payments to reflect the performance of the investment options you chose after the investment performance is adjusted by the Assumed Investment Return. We determine the dollar amount of the variable annuity payment as follows. The portion of the first annuity payment funded by a particular subaccount is divided by the Annuity Unit value for that subaccount as of the Contract Date. This establishes the number of Annuity Units provided by each subaccount for each subsequent variable annuity payment.

   The number of Annuity Units for each subaccount will generally remain constant, subject to the following exceptions:

.. If value is transferred from one investment option to another. See the example under "A Closer Look At Transfers Among Variable Investment Options" in this prospectus.

.. Upon the death of the primary Annuitant after the guaranteed period ends if the Contract Owner selects a joint and survivor annuity option (either Annuity Option 4 or Annuity Option 3) with a lower percentage of payments elected for the Joint Annuitant. Any reduction in the annuity payment amount will be achieved through a reduction in the number of Annuity Units.

   The number of Annuity Units for each subaccount is multiplied by the Annuity Unit value for that subaccount for the Valuation Date for which the payment is being calculated. The sum of these figures for all the subaccounts in which you invest establishes the dollar amount of the variable annuity payment.

   On the Income Start Date and each Income Change Date thereafter, we will calculate the amount of money necessary to make expected payments until the next Income Change Date. We will transfer that amount to our general account.

   The variable annuity payments will remain level until the next Income Change Date. Subsequent variable annuity payments may be more or less than the previously calculated variable annuity payments depending on whether the net investment performance of the selected investment options is greater than or less than the Assumed Investment Return.

ASSUMED INVESTMENT RETURN

The amount of the annuity payments provided by the portion of the Premium Payment allocated to provide variable income depends on the assumption made about future investment performance after the deduction of the mortality and expense risk charge and the fund expenses. This assumption is called the Assumed Investment Return ("AIR"). The AIR not only determines the initial level of income, but also how future investment performance affects annuity payments. Generally, the AIR used is 5%, but on occasion another AIR, for example 3.5%, may be offered.

   A higher AIR will result in a larger initial payment, but future increases in the annuity payment will be smaller than with a lower AIR. If net performance for a year (that is, after deducting all charges) is exactly equal to the AIR, the level of the variable annuity payment will not change. If net performance is less than the AIR, annuity payments will decrease. If net performance is more than the AIR, annuity payments will increase. For example, payments based on a 5% AIR would mean a higher initial payment, but payments would increase more slowly in a rising market and decline more rapidly in a falling market. Payments based on a 3.5% AIR would mean a lower initial payment, but payments would increase more rapidly in a rising market and decline more slowly in a falling market.

                               PLAIN TALK ABOUT
                       ASSUMED INVESTMENT RETURN OR AIR

    . If you allocate a portion of your premium to variable annuity income then you invest this premium into the annuity investment options available and select an Assumed Investment Return (AIR). Currently, we offer an AIR of 5% or an AIR of 3.5%. In the future we may make additional AIRs available.

    . We use the AIR to help us calculate your current and future variable annuity ben efits. In order to calculate the benefit amounts we need a rate of return for the annuity investment options you selected. Since we cannot know what the per formance of the investment options will be in the future, we make an assump tion, and this assumption is called the Assumed Investment Return.

    . For future variable annuity benefits, the AIR represents the total return after expenses of the investment options needed to keep your payments from increasing or decreasing. If the rate of return after expenses earned by your annuity investment options is higher than the AIR, then your benefit payment will increase. Similarly, if the rate of return after expenses earned by your annu ity investment options is less than the AIR, then your benefit payment will decrease.

SELECTING AN AIRPROS AND CONS

    . If more than one AIR is offered you will need to decide between a higher or lower AIR, for example, 3.5% and 5%.

    . With a 5% AIR you will receive a higher initial benefit amount than with a 3.5% AIR. However, benefits based on a 5% AIR will increase more slowly in a rising market and decline more rapidly in a falling market than benefits based on a 3.5% AIR.

    . With a 3.5% AIR, you will receive a lower initial benefit amount than with a 5% AIR. However, benefits based on a 3.5% AIR will increase more quickly in a ris ing market and decline more slowly in a falling market than benefits based on a 5% AIR.

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ACCESS TO YOUR MONEY

GENERALLY

Depending on the annuity option you select and whether you are the Annuitant, you may receive annuity payments according to the annuity option you select. Under certain annuity options, surrender or partial withdrawals are permitted.

DEFERMENT OF PAYMENTS

We may delay making fixed payments from your Contract for up to 12 months subject to state law. We will credit interest to you during that period.

   We may suspend or postpone making variable payments from your Contract or processing transfer requests for an undetermined period of time when:

..  the NYSE is closed other than weekend and holiday closings;

..  trading on the NYSE is restricted;

.. an emergency exists, as determined by a regulatory authority, such that disposal of or determination of the value of shares of the funds is not reasonably practicable;

..  the SEC by order so permits for the protection of investors.

DEATH BENEFIT

DEATH WITHIN SIX MONTHS OF THE CONTRACT DATE

In the event that the Annuitant and Joint Annuitant, if any, die within six
(6) months of the Contract Date, and your contract includes a Cancellation Endorsement, we may pay a lump sum death benefit to the Contract Owner, if living, or if not, to the Beneficiary, if the following conditions are met.

.. At the time of Contract issue, the Annuitant has not reached the attained age of 75 and the Joint Annuitant, if any, has not reached the attained age of 80; and

..  Your Contract includes a Cancellation Endorsement.

.. Note: If you choose the Cancellation Endorsement, the amount of each annuity payment will be lower than without the cancellation option.

   The amount of the lump sum death benefit will be determined by:

.. Calculating the actuarial present value of future variable annuity payments as described under Computing the Cancellation Value earlier in this prospectus; and

.. Adding to that, the amount of premium allocated to pay fixed annuity payments, if any, minus any fixed annuity payments already made.

   No residual benefit under the Contract will remain once a cancellation or a death benefit has been requested and paid during this six-month period.

   If you do not elect the Cancellation Endorsement, we shall pay the annuity payments, if any, according to the annuity payment option you selected.

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


DEATH PRIOR TO INCOME START DATE

Subject to the above provision, if no Annuitant or Joint Annuitant is alive on the Income Start Date, the Contract will be canceled and we will pay you a refund equal to your Premium Payment adjusted for any investment performance and any accumulated interest.

DEATH OF OWNER AFTER THE INCOME START DATE

If you are not the Annuitant, and if your death occurs on or after the Income Start Date, no death benefit will be payable under the Contract. Payments will continue to be paid to the Annuitant pursuant to the annuity option in force at the date of your death.

DEATH OF ANNUITANT AFTER THE INCOME START DATE

If an Annuitant dies after the Income Start Date, the remaining payments, if any, will be as specified in the annuity option in effect when the Annuitant died. We will require proof of the Annuitant's death. The remaining benefit, if any, will be paid to the beneficiary according to the annuity option in effect at the Annuitant's death. If no beneficiary survives the Annuitant we will pay any remaining benefit to the Annuitant's estate.

                                 A WORD ABOUT
                               JOINT ANNUITANTS

       The Contract permits you as Contract Owner to name a Joint Annuitant. However, choosing a Joint Annuitant will only impact your Contract if you have also designated the Joint Annuitant as a controlling life and chosen one of the following two Joint and Survivor Annuity Options.

       .  Annuity Payment Option 3--Joint and Survivor Annuity; or

       . Annuity Payment Option 4--Joint and Survivor Annuity With A Guaranteed Num ber of Years.

       If you have chosen one of the single life Annuity Options listed below, your naming of a Joint Annuitant under the Contract will have no effect on the benefits due under the Contract.

       .  Annuity Payment Option 1--Life Annuity; or

       .  Annuity Payment Option 2--Life Annuity With A Guaranteed Number of
          Years.

       See "Annuity Payment Options" in this prospectus.

DESIGNATION OF BENEFICIARY

The Contract Owner may select one or more Beneficiaries for the Annuitant and name them on the Client Information Form if the Annuity Payment Option selected provides for a beneficiary. Thereafter, while the Annuitant or Joint Annuitant is living, the Annuitant may change the Beneficiary by written notice. The change will take effect as of the date the Annuitant signs the notice, but it will not affect any payment made or any other action taken before the Company acknowledges the notice. The Contract Owner may make the designation of Beneficiary irrevocable. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary. The Annuitant may also make the designation of Beneficiary irrevocable by sending written notice to the Company and obtaining approval from the Company.

PERFORMANCE

Occasionally, we may advertise certain performance information concerning one or more of the subaccounts, including average annual total return and yield information. A subaccount's performance information is based on its past performance only and is not intended as an indication of future performance.

   Average annual total return is based on the overall dollar or percentage change in value of a hypothetical investment. When we advertise the average annual total return of a subaccount, it reflects changes in the fund share price, the automatic reinvestment by the subaccount of all distributions, and the deduction of Contract charges. Average annual total return is the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

   When we advertise the yield of a subaccount, we will calculate it based upon a given thirty-day period. The yield is determined by dividing the net investment income earned by the subaccount during the period by the value of the subaccount on the last day of the period.

   When we advertise the performance of the money market subaccount, we may advertise the yield or the effective yield in addition to the average annual total return. The yield of the money market subaccount refers to the income generated by an investment in that subaccount over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the money market subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

   Average annual total return at the Variable Account level is lower than at the underlying fund level because it is reduced by the mortality and expense risk charge. Similarly, yield and effective yield at the Variable Account level are lower than at the fund level because they are reduced by the mortality and expense risk charge.

   Performance information for a subaccount may be compared in reports and advertising to:

(1) the MSCI Mid Cap 450 Index, the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, indices measuring corporate bond and government security prices as prepared by Lehman Brothers, Inc. and Salomon Brothers, or other indices measuring performance of a pertinent group of securities so that investors may compare a fund's results with those of a group of securities widely regarded by investors as representative of the securities markets in general;

(2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria;

(3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract; and

(4) indices or averages of alternative financial products available to prospective investors, including the Bank Rate Monitor which monitors average returns of various bank instruments.

TAXES

INTRODUCTION

The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax advisor to determine the specific federal tax treatment of your Contract based on your individual factual situation. Not all of the information we have included may be applicable to your Contract (for example, information relating to partial withdrawals and surrenders). This discussion is based on current law and interpretations, which may change. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your Contract.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code (the "Code") provides special rules regarding the tax treatment of annuity Contracts. Generally, you will not be taxed on the earnings in an annuity Contract until you take the money out. Different rules apply depending on how you take the money out and whether your Contract is qualified or non-qualified as explained below.

                        TAX TREATMENT OF DISTRIBUTIONS
                              QUALIFIED CONTRACTS

       If you purchase your Contract under a tax-favored retirement plan or account, your Contract is referred to as a qualified Contract. Examples of qualified plans or accounts are:

       .  Individual Retirement Annuities ("IRA");

       . Tax Deferred Annuities (governed by Code Section 403(b) and referred to as "403(b) Plans");

       .  Keogh Plans; and

       . Employer-sponsored pension and profit sharing arrangements such as 401(k) plans.

DISTRIBUTIONS IN GENERAL

Generally, you have not paid any taxes on the premium used to buy a qualified Contract or on any earnings. Therefore, any amount you take out as annuity payments, as a withdrawal, or upon surrender will be taxable income. In addition, a 10% tax penalty may apply to the taxable income.

       This additional 10% tax does not apply:

       . in general, where the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and a designated joint annuitant;

       .  where the taxpayer is age 59 1/2 or older;

       .  where payment is made on account of death;

       .  where the payment is made on account of the taxpayer's disability;

       . where the payment is made to pay certain medical expenses, certain health insurance premiums, certain higher education expenses or qualified first home purchases;

       .  in some cases, upon separation from service on or after age 55; or

       .  certain other limited circumstances.

WITHDRAWALS WHERE INCOME START DATE IS BEFORE AGE 59 1/2-A PARTIAL WITHDRAWAL OR SURRENDER MAY TRIGGER A 10% TAX PENALTY UNLESS AN EXCEPTION APPLIES

If the Income Start Date is before age 59 1/2 and you relied on the exception for substantially equal payments to avoid the 10% penalty, it should be noted that a partial withdrawal from or full surrender of the Contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing the substantially equal payments. In that event, payments excepted from the 10% penalty tax by reason of the exception for substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the withdrawal or surrender (or other modification) and is equal to the tax that would have been imposed had the exception not applied. Interest is also due for the period between when the tax would have been imposed and when the tax is recaptured. The possible application of this recapture tax should be considered before making a partial withdrawal from or full surrender of the Contract. You should also contact your tax advisor before taking partial withdrawals or surrenders.

       EXAMPLE: Individual A is age 57 1/2 when he begins to receive annual annuity payments of $10,000 from a traditional individual retirement annuity. Since this is a qualified Contract with no tax basis, each payment of $10,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2, respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he takes a partial withdrawal. In 2003, A must pay the 10% penalty tax on the annuity payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $2,000 (10% of 10,000 each year for 2years) plus interest.

INDIVIDUAL RETIREMENT ANNUITIES ("IRA")

Code Sections 408 and 408A permit eligible individuals to contribute to a traditional IRA or to a Roth IRA. By attachment of an endorsement that reflects the requirements of Code Section 408(b), the Contracts may be issued as a traditional IRA. By attachment of an endorsement that reflects the requirements of Code Section 408A, the contracts may be issued as a Roth IRA. Contracts issued in connection with an IRA are subject to limitations on eligibility, maximum contributions, and time of distribution. Most IRAs cannot accept additional contributions after the owner reaches 70 1/2, and must also begin required distributions at that age-these rules do not apply to a Roth IRA. Distributions from certain retirement plans qualifying for federal tax advantages may be rolled over into a traditional IRA. In addition, distributions from a traditional IRA may be rolled over to another IRA or qualified plan, or converted into a Roth IRA, provided certain conditions are met. Purchases of the Contract for use with IRAs are subject to special requirements, including the requirement that informational disclosure be given to each person desiring to establish an IRA. That person must be given the opportunity to affirm or reverse a decision to purchase the Contract.

ROLLOVERS

Distributions from Code Section 401 qualified plans or 403(b) Plans (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to federal income tax withholding at a 20% rate unless paid directly to another qualified plan, 403(b) Plan, or traditional IRA. A prospective owner considering use of the Contract in this manner should consult a competent tax advisor with regard to the suitability of the Contract for this purpose and for information concerning the tax law provisions applicable to qualified plans, 403(b) Plans, and IRAs. Rollovers may also occur between one Roth IRA and another Roth IRA.

   Beginning in 2006, employers are permitted to offer a separate Roth account as part of their 401(k) or 403(b) employer pension plan, and employees may designate a portion of their plan contributions for deposit to a Roth account. Under Code Section 402A, distributions from such Roth 401(k) or Roth 403(b) accounts can be directly or indirectly rolled into a Roth IRA. Such rollovers are not subject to tax or penalty and are exempt from both the annual contribution and the conversion limitations.

CONVERSIONS

In years prior to 2010, if you have modified adjusted gross income of $100,000 or less for the tax year, not including the conversion, you can convert previously untaxed funds from a traditional IRA to a Roth IRA. The funds removed from the traditional IRA are taxable in the year of the conversion, but no penalty tax applies. If you had established any Roth IRA at least 5 years prior to taking a Roth withdrawal, or have had a conversion IRA for at least 5 years, distributions are tax free as long as you have the attained age of 59 1/2, your distributions are made on account of disability or death, or you withdraw up to $10,000 in conjunction with a first-time home purchase.

TAX TREATMENT OF DISTRIBUTIONS-NON-QUALIFIED CONTRACTS

GENERAL

For annuity payments, generally a portion of each payment will be considered a return of your Premium Payment and will not be taxed. The remaining portion of each payment is taxed at ordinary income rates. The nontaxable portion of variable annuity payments is generally determined by a formula that establishes a specific dollar amount of each payment that is not taxed.

   After the full amount of your Premium Payment has been recovered tax-free, the full amount of subsequent annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payment has been recovered, a tax deduction is allowed for the unrecovered amount.

COMPLETE SURRENDERS

For payments made upon complete surrender of the annuity Contract, the taxable portion is the amount received in excess of the remaining investment in the Contract.

PARTIAL WITHDRAWAL-100% TAXABLE

As a general rule, partial withdrawals will be 100% taxable and will not reduce investment in the Contract.

A PARTIAL WITHDRAWAL OR SURRENDER MAY TRIGGER AN ADDITIONAL 10% TAX PENALTY UNLESS AN EXCEPTION APPLIES

If a taxable distribution is made under the Contract, an additional tax of 10% of the amount of the taxable distribution may apply.

       This additional tax does not apply where:

       . the payment is made under an immediate annuity Contract, defined for these purposes as an annuity (1) purchased with a single premium,
          (2) the annuity starting date of which commences within one year from the date of the pur chase of the annuity, and (3) which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period;

       . the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the tax payer or the joint lives (or joint life expectancies) of such taxpayer and a desig nated joint annuitant;

       .  the taxpayer is age 59 1/2 or older;

       .  the payment is made on account of the taxpayer's disability;

       .  the payment is made on account of death;

       .  or in certain other circumstances.

It should be noted that a partial withdrawal or full surrender of the Contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing substantially equal payments. In that event, payments excepted from the 10% penalty tax because they were considered part of substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the withdrawal or surrender (or other modification) and is equal to the tax that would have been imposed (plus interest) had the exception not applied. The possible application of this recapture tax should be considered before making a partial withdrawal or full surrender of the Contract. You should also seek the advice of your tax advisor.

       EXAMPLE: Individual A is age 57 1/2 when he begins to receive annual annuity payments of $10,000. Of each annuity payment, $3,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2 respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he takes a partial withdrawal. In 2003, A must pay the 10% penalty tax on the annuity payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $600 (10% of 3,000 each year for 2 years) plus interest.

NON-QUALIFIED CONTRACTS OWNED BY NON-NATURAL PERSONS

As a general rule, non-qualified annuity Contracts held by a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity Contracts for federal tax purposes. This rule does not apply where the non-natural person is only the nominal owner, such as a trust or other entity acting as an agent for a natural person. There is also an exception to this general rule for immediate annuity Contracts as defined in the prior section. Corporations, trusts and other similar entities, other than natural persons, seeking to take advantage of this exception for immediate annuity Contracts should consult with a tax advisor.

SECTION 1035 EXCHANGES

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of an annuity Contract for another annuity Contract unless money or other property is distributed as part of the exchange. Special rules and procedures apply to Section 1035 transactions. Prospective owners wishing to take advantage of Section 1035 of the Code should consult their tax advisors.

DIVERSIFICATION AND INVESTOR CONTROL

The Code imposes certain diversification requirements on the underlying investments for a variable annuity to be treated as a variable annuity for tax purposes. We believe that the funds are being managed so as to comply with these requirements.

   There is limited guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, would be considered the owner of the shares of the funds. If any guidance on this point is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Contract, could be treated as the owner of assets in the funds. We reserve the right to make changes to the Contract we think necessary to see that it qualifies as a variable annuity Contract for tax purposes.

WITHHOLDING

We are required to withhold federal income taxes on annuity payments, partial withdrawals, and complete surrenders that include taxable income unless the payee elects not to have any withholding or in certain other circumstances. If you do not provide a social security number or other taxpayer identification number, you will not be permitted to elect out of withholding. Special withholding rules apply to payments made to non-resident aliens.

   For complete surrenders or partial withdrawals, we are required to withhold 10% of the taxable portion of any withdrawal or lump sum distribution unless you elect out of withholding. For annuity payments, we will withhold on the taxable portion of annuity payments based on a withholding certificate you file with us. If you do not file a certificate, you will be treated, for purposes of determining your withholding rates, as a married person with three exemptions.

   You are liable for payment of federal income taxes on the taxable portion of any withdrawal, distribution, or annuity payment. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

OTHER INFORMATION

AIG LIFE INSURANCE COMPANY

We are a stock life insurance company initially organized under the laws of Pennsylvania and reorganized under the laws of Delaware. We were incorporated in 1962. Our principal business address is 600 King Street (DPEN), Wilmington DE 19801. AIG Life is a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. AIG American General is a marketing name of AIG Life and its affiliates.

   We may occasionally publish in advertisements, sales literature and reports the ratings and other information assigned to the company by one or more independent rating organizations such as A.M. Best Company, Moody's, and Standard & Poor's. The purpose of the ratings is to reflect the rating organization's opinion of our financial strength and our ability to meet our contractual obligations to Contract Owners and should not be considered as bearing on the investment performance of assets held in the Variable Account.

   The ratings are not recommendations to purchase our life insurance or annuity products or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances so warrant. The ratings do not reflect the investment performance of the Variable Account or the degree of risk associated with an investment in the variable account.

   AIG Life is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AIG Life's membership in IMSA applies only to AIG Life and not its products.

GUARANTEE OF INSURANCE OBLIGATIONS

Certain insurance obligations under the Contracts are guaranteed (the "Guarantee") by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), an affiliate of AIG Life. Insurance obligations include, without limitation, payout options with lifetime guarantees, death benefits and Contract values invested in the fixed investment option. The Guarantee does not guarantee Contract value or the investment performance of the variable investment options available under the Contracts. The Guarantee provides that Contract owners can enforce the Guarantee directly.

   As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee was terminated for prospectively issued Contracts. The Guarantee will not cover any Contracts with a date of issue later than the Point of Termination. The Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such Contracts are satisfied in full.

   National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 70 Pine Street, New York, New York 10270. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is an indirect wholly owned subsidiary of AIG and an affiliate of AIG Life.

OWNERSHIP

This prospectus describes a group single premium immediate variable annuity Contract. A group Contract is issued to a Contract holder for the benefit of the participants in the group. If you are a participant in the group you will receive a certificate evidencing your ownership. You, as the owner of a certificate, are entitled to all the rights and privileges of ownership. As used in this prospectus, the term Contract is equally applicable to a certificate.

VOTING PRIVILEGES

We are the legal owner of the Funds' shares held in the Variable Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your contract at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) the corresponding value invested in that Fund divided by (b) the net asset value of one share of that fund. Fractional votes will be recognized.

   We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Variable Account. Even if Contract Owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Contract Owners could determine the outcome of matters subject to shareholder vote.

   If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

   The voting rights relate only to amounts invested in the Variable Account. There are no voting rights with respect to Funds allocated to the fixed investment option.

   We believe that these voting instruction procedures comply with current federal securities laws and their interpretations. We reserve the right to change these procedures with any changes in the law.

DISTRIBUTION OF THE CONTRACT

American General Equity Services Corporation ("AGESC") is the distributor and principal underwriter of the Contracts. AGESC (formerly known as Franklin Financial Services Corporation) is located at 2727-A Allen Parkway 2-G7, Houston, Texas 77019. AGESC is a Delaware corporation and an affiliate of AIG Life Insurance Company (AGESC is an indirect wholly-owned subsidiary of AIG). AGESC also acts as principal underwriter for AIG Life Insurance Company's other separate accounts and for the separate accounts of certain AIG Life Insurance Company affiliates. AGESC is a registered broker- dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Contracts.

   AIG Life Insurance Company will not pay any commission to entities that sell the Contracts. Payments may be made for services not directly related to the sale of the Contract, including the establishment of administrative arrangements, recruitment and training of personnel, the distribution and production of promotional literature, and similar services.

LEGAL PROCEEDINGS

AIG Life is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AIG Life believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AIG Life's results of operations, cash flows and financial position.

FINANCIAL STATEMENTS

The Financial Statements of AIG Life, the Variable Account and National Union can be found in the Statement of Additional Information ("SAI"), which may be obtained without charge by calling Vanguard Annuity and Insurance Services at
(800) 522-5555 (between 8 a.m. and 8 p.m. Eastern time) or write to Vanguard Annuity and Insurance Services at P.O. Box 1105, Valley Forge, PA 19482-1105. You may also call or write to AIG Life Insurance Company, Attention: Group Annuity Administration Department, 600 King Street (DPEN), Wilmington, Delaware 19801 (telephone 877-299-1724).

   The financial statements have also filed electronically with the SEC and can be obtained through its website at http://www.sec.gov.

APPENDIX
HYPOTHETICAL ILLUSTRATIONS OF
ANNUITY PAYMENTS

We have prepared the following tables to show how variable annuity payments under the Contract change with investment performance over an extended period of time. The tables illustrate how monthly annuity payments would vary over time if the return on assets in the selected subaccounts were a uniform gross annual rate of 0%, 5.78%, 6%, 8%, or 10%. The values would be different from those shown if the returns averaged 0%, 5.78%, 6%, 8%, or 10%, but fluctuated over and under those averages throughout the years.

   The tables reflect the daily mortality and expense risk charge, which is equivalent to an annual charge of 0.52%. The amounts shown in the tables also take into account the arithmetic average of the funds' management fees and operating expenses at an annual rate of approximately 0.26% of the average daily net assets of the funds. Actual fees and expenses of the funds associated with your Contract may be more or less than 0.26%, will vary from year to year, and will depend on your allocation. See the section in this prospectus entitled "Fee Tables" for more complete details. The monthly annuity payments are illustrated on a pre-tax basis. The federal income tax treatment of annuity income considerations is generally described in the section of this prospectus entitled "Taxes."

   The tables show both the gross rate and the net rate. The difference between gross and net rates represents the 0.52% for mortality and expense risk and the assumed 0.26% for investment management and operating expenses. Since these charges are deducted daily from assets, the difference between the gross and net rate is not exactly 0.78%. The following tables include one set of illustrations showing Annuity Payments without the optional Cancellation Endorsement and one set of illustrations showing Annuity Payments with the optional Cancellation Endorsement.

   Two sets of tables follow--one set for a male age 65 and the other for a female age 65. The first table in each set assumes that 100% of the single Premium Payment is allocated to a variable annuity option. The second assumes that 50% of the single Premium Payment is allocated to a fixed annuity option using the fixed crediting rate we offered on the fixed annuity option at the time this illustration was prepared. Both sets of tables assume that a life annuity with ten years guaranteed was purchased.

   When part of the single Premium Payment has been allocated to the fixed annuity option, the guaranteed minimum annuity payment resulting from this allocation is also shown, and is based on the fixed crediting rate we offered on the fixed annuity option at the time this illustration was prepared. The illustrated variable annuity payments use an assumed investment return of 5% per year. Thus, actual performance greater than 5% per year will result in increasing annuity payments and actual performance less than 5% per year will result in decreasing annuity payments. We may offer alternative assumed investment returns. Fixed annuity payments remain constant.

   These tables show the monthly annuity payments for several hypothetical constant assumed investment returns. Of course, actual investment performance will not be constant and may be volatile. Actual monthly annuity payments would differ from those shown if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages from year to year. Upon request, and when you are considering an annuity option, we will furnish a comparable illustration based on your individual circumstances, including purchase rates and the mortality and expense risk charge that would apply.

ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION

(100% VARIABLE)
SINGLE PREMIUM PAYMENT: $100,000
SEX: MALE
AGE: 65
PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly annuity payments based on current rates, if 100% fixed for annuity payment option selected: $688.58

Variable monthly annuity payment on the date of the illustration: $655.31

Illustrative amounts below assume 100% of the single premium is allocated to a variable annuity payment option.

Assumed investment return at which monthly variable payments remain constant: 5%

Monthly annuity payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                MONTHLY PAYMENTS
                            WITH AN ASSUMED RATE OF:
--------------------------------------------------------------------------------
PAYMENT CALENDAR ATTAINED GROSS RETURN   0.00%   5.78%   6.00%   8.00%    10.00%
 YEAR     YEAR     YEAR    NET RETURN   -0.78%   5.00%   5.22%   7.22%     9.22%
------- -------- -------- ------------ ------- ------- ------- ------- ---------
  1       2008      65                 $655.31 $655.31 $655.31 $655.31 $  655.31
  2       2009      66                 $619.22 $655.31 $656.66 $669.15 $  681.63
  3       2010      67                 $585.11 $655.31 $658.02 $683.27 $  709.00
  4       2011      68                 $552.88 $655.31 $659.38 $697.70 $  737.48
  5       2012      69                 $522.43 $655.31 $660.74 $712.43 $  767.09
  10      2017      74                 $393.56 $655.31 $667.59 $790.88 $  934.00
  15      2022      79                 $296.48 $655.31 $674.51 $877.97 $1,137.23
  20      2027      84                 $223.34 $655.31 $681.50 $974.64 $1,384.69

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period.The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION

(50% VARIABLE/50% FIXED)
SINGLE PREMIUM PAYMENT: $100,000
SEX: MALE
AGE: 65
PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly annuity payment based on current rates, if 50% fixed for annuity option selected: $344.29

Variable monthly Income Payment based on current rates, if 50% variable for annuity option selected: $327.66

Illustrative amounts below assume 50% of the single premium is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant: 5%

Monthly Income Payments will vary with investment performance, but will never be less than $344.29. The monthly guaranteed payment of $344.29 is being provided by the $50,000 applied under the fixed annuity option.

                                MONTHLY PAYMENTS
                            WITH AN ASSUMED RATE OF:
--------------------------------------------------------------------------------
PAYMENT CALENDAR ATTAINED GROSS RETURN   0.00%   5.78%   6.00%   8.00%    10.00%
 YEAR     YEAR     YEAR    NET RETURN   -0.78%   5.00%   5.22%   7.22%     9.22%
------- -------- -------- ------------ ------- ------- ------- ------- ---------
  1       2008      65                 $671.95 $671.95 $671.95 $671.95 $  671.95
  2       2009      66                 $653.90 $671.95 $672.62 $678.86 $  685.10
  3       2010      67                 $636.85 $671.95 $673.30 $685.93 $  698.79
  4       2011      68                 $620.73 $671.95 $673.98 $693.14 $  713.03
  5       2012      69                 $605.51 $671.95 $674.66 $700.50 $  727.84
  10      2017      74                 $541.07 $671.95 $678.08 $739.73 $  811.29
  15      2022      79                 $492.53 $671.95 $681.55 $783.27 $  912.91
  20      2027      84                 $455.96 $671.95 $685.04 $831.61 $1,036.63

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION

(100% VARIABLE)
SINGLE PREMIUM PAYMENT: $100,000
SEX: FEMALE
AGE: 65
PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly annuity payment based on current rates, if 100% fixed for annuity option selected: $648.10

Variable monthly annuity payment on the date of the illustration: $613.64

Illustrative amounts below assume 100% of the single premium is allocated to a variable annuity option.

Assumed investment return at which monthly variable payments remain constant: 5%

Monthly annuity payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                MONTHLY PAYMENTS
                            WITH AN ASSUMED RATE OF:
--------------------------------------------------------------------------------
PAYMENT CALENDAR ATTAINED GROSS RETURN   0.00%   5.78%   6.00%   8.00%    10.00%
 YEAR     YEAR     YEAR    NET RETURN   -0.78%   5.00%   5.22%   7.22%     9.22%
------- -------- -------- ------------ ------- ------- ------- ------- ---------
  1       2008      65                 $613.64 $613.64 $613.64 $613.64 $  613.64
  2       2009      66                 $579.84 $613.64 $614.91 $626.60 $  638.28
  3       2010      67                 $547.91 $613.64 $616.18 $639.82 $  663.92
  4       2011      68                 $517.73 $613.64 $617.45 $653.33 $  690.58
  5       2012      69                 $489.21 $613.64 $618.72 $667.13 $  718.31
  10      2017      74                 $368.53 $613.64 $625.14 $740.59 $  874.61
  15      2022      79                 $277.62 $613.64 $631.62 $822.14 $1,064.92
  20      2027      84                 $209.14 $613.64 $638.17 $912.67 $1,296.64

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION

(50% VARIABLE/50% FIXED)
SINGLE PREMIUM PAYMENT: $100,000
SEX: FEMALE
AGE: 65
PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly annuity payment based on current rates, if 50% fixed for annuity option selected: $324.05

Variable monthly annuity payment based on current rates, if 50% variable for annuity option selected: $306.82

Illustrative amounts below assume 50% of the single premium is allocated to a variable annuity option.

Assumed investment return at which monthly variable payments remain constant: 5%

Monthly annuity payments will vary with investment performance, but will never be less than $324.05. The monthly guaranteed payment of $324.05 is being provided by the $50,000 applied under the fixed annuity option.

                                MONTHLY PAYMENTS
                            WITH AN ASSUMED RATE OF:
 ------------------------------------------------------------------------------
 PAYMENT CALENDAR ATTAINED GROSS RETURN   0.00%   5.78%   6.00%   8.00%  10.00%
  YEAR     YEAR     YEAR    NET RETURN   -0.78%   5.00%   5.22%   7.22%   9.22%
 ------- -------- -------- ------------ ------- ------- ------- ------- -------
   1       2008      65                 $630.87 $630.87 $630.87 $630.87 $630.87
   2       2009      66                 $613.97 $630.87 $631.50 $637.35 $643.19
   3       2010      67                 $598.00 $630.87 $632.14 $643.96 $656.01
   4       2011      68                 $582.91 $630.87 $632.77 $650.72 $669.34
   5       2012      69                 $568.66 $630.87 $633.41 $657.61 $683.21
   10      2017      74                 $508.32 $630.87 $636.62 $694.34 $761.36
   15      2022      79                 $462.86 $630.87 $639.86 $735.12 $856.51
   20      2027      84                 $428.62 $630.87 $643.13 $780.38 $972.37

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION

(100% VARIABLE)
SINGLE PREMIUM PAYMENT: $100,000
SEX: MALE
AGE: 65
PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly annuity payments based on current rates, if 100% fixed for annuity payment option selected: $686.24

Variable monthly annuity payment on the date of the illustration: $653.12

Illustrative amounts below assume 100% of the single premium is allocated to a variable annuity payment option.

Assumed investment return at which monthly variable payments remain constant: 5%

Monthly annuity payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                MONTHLY PAYMENTS
                            WITH AN ASSUMED RATE OF:
--------------------------------------------------------------------------------
PAYMENT CALENDAR ATTAINED GROSS RETURN   0.00%   5.78%   6.00%   8.00%    10.00%
 YEAR     YEAR     YEAR    NET RETURN   -0.78%   5.00%   5.22%   7.22%     9.22%
------- -------- -------- ------------ ------- ------- ------- ------- ---------
  1       2008      65                 $653.12 $653.12 $653.12 $653.12 $  653.12
  2       2009      66                 $617.15 $653.12 $654.47 $666.91 $  679.35
  3       2010      67                 $583.16 $653.12 $655.82 $680.99 $  706.63
  4       2011      68                 $551.04 $653.12 $657.17 $695.37 $  735.01
  5       2012      69                 $520.69 $653.12 $658.53 $710.05 $  764.53
  10      2017      74                 $392.24 $653.12 $665.36 $788.23 $  930.88
  15      2022      79                 $295.49 $653.12 $672.26 $875.03 $1,133.43
  20      2027      84                 $222.60 $653.12 $679.23 $971.39 $1,380.06

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION

(50% VARIABLE/50% FIXED)
SINGLE PREMIUM PAYMENT: $100,000
SEX: MALE
AGE: 65
PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly Income Payment based on current rates, if 50% fixed for annuity option selected: $343.12

Variable monthly Income Payment based on current rates, if 50% variable for annuity option selected: $326.56

Illustrative amounts below assume 50% of the single premium is allocated to a variable annuity option.

Assumed investment return at which monthly variable payments remain constant: 5%

Monthly annuity payments will vary with investment performance, but will never be less than $343.12. The monthly guaranteed payment of $343.12 is being provided by the $50,000 applied under the fixed annuity option.

                                MONTHLY PAYMENTS
                            WITH AN ASSUMED RATE OF:
--------------------------------------------------------------------------------
PAYMENT CALENDAR ATTAINED GROSS RETURN   0.00%   5.78%   6.00%   8.00%    10.00%
 YEAR     YEAR     YEAR    NET RETURN   -0.78%   5.00%   5.22%   7.22%     9.22%
------- -------- -------- ------------ ------- ------- ------- ------- ---------
  1       2008      65                 $669.68 $669.68 $669.68 $669.68 $  669.68
  2       2009      66                 $651.69 $669.68 $670.35 $676.57 $  682.79
  3       2010      67                 $634.70 $669.68 $671.03 $683.61 $  696.44
  4       2011      68                 $618.64 $669.68 $671.71 $690.80 $  710.63
  5       2012      69                 $603.46 $669.68 $672.39 $698.14 $  725.38
  10      2017      74                 $539.24 $669.68 $675.80 $737.24 $  808.56
  15      2022      79                 $490.86 $669.68 $679.25 $780.64 $  909.84
  20      2027      84                 $454.42 $669.68 $682.73 $828.81 $1,033.15

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION

(100% VARIABLE)
SINGLE PREMIUM PAYMENT: $100,000
SEX: FEMALE
AGE: 65
PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly annuity payment based on current rates, if 100% fixed for annuity option selected: $646.19

Variable monthly annuity payments based on current rates, if 100% variable for annuity option selected: $611.87

Illustrative amounts below assume 100% of the single premium is allocated to a variable annuity option.

Assumed investment return at which monthly variable payments remain constant: 5%

Monthly annuity payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                MONTHLY PAYMENTS
                            WITH AN ASSUMED RATE OF:
--------------------------------------------------------------------------------
PAYMENT CALENDAR ATTAINED GROSS RETURN   0.00%   5.78%   6.00%   8.00%    10.00%
 YEAR     YEAR     YEAR    NET RETURN   -0.78%   5.00%   5.22%   7.22%     9.22%
------- -------- -------- ------------ ------- ------- ------- ------- ---------
  1       2008      65                 $611.87 $611.87 $611.87 $611.87 $  611.87
  2       2009      66                 $578.17 $611.87 $613.13 $624.79 $  636.44
  3       2010      67                 $546.33 $611.87 $614.40 $637.98 $  662.00
  4       2011      68                 $516.23 $611.87 $615.67 $651.45 $  688.59
  5       2012      69                 $487.80 $611.87 $616.94 $665.20 $  716.24
  10      2017      74                 $367.47 $611.87 $623.34 $738.45 $  872.09
  15      2022      79                 $276.82 $611.87 $629.80 $819.77 $1,061.85
  20      2027      84                 $208.54 $611.87 $636.33 $910.03 $1,292.90

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION

(50% VARIABLE/50% FIXED)
SINGLE PREMIUM PAYMENT: $100,000
SEX: FEMALE
AGE: 65
PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly Income Payment based on current rates, if 50% fixed for annuity option selected: $323.10

Variable monthly Income Payment based on current rates, if 50% variable for annuity option selected: $305.94

Illustrative amounts below assume 50% of the single premium is allocated to a variable annuity option.

Assumed investment return at which monthly variable payments remain constant: 5%

Monthly annuity payments will vary with investment performance, but will never be less than $323.10. The monthly guaranteed payment of $323.10 is being provided by the $50,000 applied under the fixed annuity option.

                                MONTHLY PAYMENTS
                            WITH AN ASSUMED RATE OF:
 ------------------------------------------------------------------------------
 PAYMENT CALENDAR ATTAINED GROSS RETURN   0.00%   5.78%   6.00%   8.00%  10.00%
  YEAR     YEAR     YEAR    NET RETURN   -0.78%   5.00%   5.22%   7.22%   9.22%
 ------- -------- -------- ------------ ------- ------- ------- ------- -------
   1       2008      65                 $629.03 $629.03 $629.03 $629.03 $629.03
   2       2009      66                 $612.18 $629.03 $629.66 $635.49 $641.32
   3       2010      67                 $596.26 $629.03 $630.29 $642.08 $654.10
   4       2011      68                 $581.21 $629.03 $630.93 $648.82 $667.39
   5       2012      69                 $567.00 $629.03 $631.56 $655.70 $681.22
   10      2017      74                 $506.83 $629.03 $634.76 $692.32 $759.14
   15      2022      79                 $461.51 $629.03 $637.99 $732.98 $854.02
   20      2027      84                 $427.36 $629.03 $641.26 $778.11 $969.54

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

         TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

 GENERAL INFORMATION                                                        3

 AIG Life                                                                   3

 Variable Account I                                                         3

 National Union Fire Insurance Company of Pittsburgh, Pa.                   3

 SERVICES                                                                   4

 DISTRIBUTION OF THE CONTRACTS                                              4

 PERFORMANCE INFORMATION                                                    5

 Performance Data                                                           5

 Average Annual Total Return Calculations                                   6

 Fund Performance Calculations                                              7

 Vanguard VIF Money Market Investment Option Yield and Effective
   Yield Calculations                                                       8

 CONTRACT PROVISIONS                                                        9

 Variable Income Payments                                                   9

 Annuity Unit Value                                                         9

 Net Investment Factor                                                     10

 Misstatement of Age or Gender                                             10

 Evidence of Survival                                                      11

 ADDITIONAL INFORMATION ABOUT THE CONTRACTS                                11

 Gender neutral policies                                                   11

 Our General Account                                                       11

 MATERIAL CONFLICTS                                                        11

 FINANCIAL STATEMENTS                                                      12

 Separate Account Financial Statements                                     12

 AIG Life Financial Statements                                             12

 National Union Financial Statements                                       12

 Incorporation of AIG Financial Information                                13

 INDEX TO FINANCIAL STATEMENTS                                             13

Issued by AIG LIFE INSURANCE COMPANY, Form Number 11GVIA1000

Distributed by AMERICAN GENERAL EQUITY SERVICES CORPORATION, Member FINRA, and subsidiary of American International Group, Inc.

CONTACT INFORMATION

For additional information about the Group Immediate Variable Annuity Contracts and the Variable Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated April 30, 2008. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Contract or Fund prospectuses if you write us at Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105 or call us at 1-800-522-5555. You can also contact AIG Life Insurance Company, Attention: Group Annuity Administration Department, 600 King Street (DPEN), Wilmington DE 19801, telephone 1-877-299-1724. You may also obtain the SAI from an insurance representative through which the Contracts may be purchased.

Information about the Variable Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Variable Account are available on the SEC's Internet site at HTTP://WWW.SEC.GOV and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F Street NE, Washington, D.C. 20549.

The Vanguard Group, Vanguard, and the ship logo are trademarks of The Vanguard Group, Inc. Standard & Poor's 500 is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by Vanguard Variable Insurance Fund and The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolios. The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI Index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. All other marks are the exclusive property of their respective owners.

Not available in the state of New York.

The underwriting risks, financial obligations and support functions associated with the products are the responsibility of the issuing insurance company. The issuing insurance company is responsible for its own financial condition and contractual obligations. AIG Life Insurance Company does not solicit business in the state of New York. Contracts not available in all states.

                                                             [LOGO OF VANGUARD]
                                                     AIG Life Insurance Company

























































                                                                   PAIGM 042008

                          AIG LIFE INSURANCE COMPANY
                              VARIABLE ACCOUNT I

                   GROUP IMMEDIATE VARIABLE ANNUITY CONTRACT

                                   ISSUED BY

                          AIG LIFE INSURANCE COMPANY

                    GROUP ANNUITY ADMINISTRATION DEPARTMENT

                            600 KING STREET (DPEN)
                             WILMINGTON, DE 19801

                           TELEPHONE: 1-877-299-1724

                      STATEMENT OF ADDITIONAL INFORMATION

                             DATED APRIL 30, 2008

   This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for AIG Life Insurance Company Variable Account I (the "Separate Account" or "Variable Account I") dated April 30, 2008, describing the group immediate variable annuity contract (the "Contract" or "Contracts"). The description of the Contract or Contracts in the related prospectus is fully applicable to your certificate and the use of the word "Contract" or "Contracts" in this SAI includes such certificate. The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact AIG Life Insurance Company ("AIG Life") at the address or telephone number given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                               TABLE OF CONTENTS

GENERAL INFORMATION........................................................  3

   AIG Life................................................................  3
   Variable Account I......................................................  3
   National Union Fire Insurance Company of Pittsburgh, Pa.................  3

SERVICES...................................................................  4

DISTRIBUTION OF THE CONTRACTS..............................................  4

PERFORMANCE INFORMATION....................................................  5

   Performance Data........................................................  5
       Average Annual Total Return Calculations............................  6
       Fund Performance Calculations.......................................  7
       Vanguard VIF Money Market Portfolio Investment Option Yield and
         Effective Yield Calculations......................................  8

CONTRACT PROVISIONS........................................................  9

   Variable Income Payments................................................  9
   Annuity Unit Value......................................................  9
   Net Investment Factor................................................... 10
   Misstatement of Age or Gender........................................... 10
   Evidence of Survival.................................................... 11

ADDITIONAL INFORMATION ABOUT THE CONTRACTS................................. 11

   Gender neutral policies................................................. 11
   Our General Account..................................................... 11

MATERIAL CONFLICTS......................................................... 11

FINANCIAL STATEMENTS....................................................... 12

   Separate Account Financial Statements................................... 12
   AIG Life Financial Statements........................................... 12
   National Union Financial Statements..................................... 12
   Incorporation of AIG Financial Information.............................. 13

INDEX TO FINANCIAL STATEMENTS.............................................. 13

                              GENERAL INFORMATION

AIG LIFE

   We are AIG Life Insurance Company ("AIG Life"). AIG Life is a stock life insurance company initially organized under the laws of Pennsylvania and reorganized under the laws of Delaware. We were incorporated in 1962. AIG Life is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. AIG American General is a marketing name of AIG Life and its affiliates.

   AIG Life is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AIG Life's membership in IMSA applies only to AIG Life and not its products.

VARIABLE ACCOUNT I

   We hold the Fund shares in the subaccounts of Variable Account I in which any of your single premium payment is invested. Variable Account I is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on June 5, 1986.

   For record keeping and financial reporting purposes, Variable Account I is divided into 119 separate subaccounts, 24 of which are available under the Contracts offered by the prospectus as variable investment options. Two of these 24 subaccounts are not available to all Contract owners. All of these 24 subaccounts, and the remaining 95 subaccounts, are offered under other AIG Life contracts. We hold the Fund shares in which we invest your single premium payment for an investment option in the subaccount that corresponds to that investment option.

   The assets in Variable Account I are our property. The assets in the Separate Account may not be used to pay any liabilities of AIG Life other than those arising from the Contracts. AIG Life is obligated to pay all amounts under the Contracts due the Contract Owners. We act as custodian for the Separate Account's assets.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

   All references in this SAI to National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union") apply only to Contracts with a date of issue of December 29, 2006 or earlier.

   National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 70 Pine Street, New York, New York 10270. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is an indirect wholly-owned subsidiary of AIG and an affiliate of AIG Life.

                                   SERVICES

   AIG Life and AIG are parties to a service and expense agreement. Under the service and expense agreement, AIG provides services to AIG Life and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2007, 2006 and 2005, AIG Life paid AIG for these services $609,011, $766,851 and $831,348, respectively.

   In 2003, American General Life Companies, LLC ("AGLC") started paying for almost all of AIG Life's expenses and allocating these charges back to AIG Life. Previously, most of these expenses, such as payroll expenses, were paid by AIG Life directly. AIG Life, AGLC and AIG are parties to a services agreement. AIG Life and AGLC are both wholly-owned subsidiaries of AIG and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to AIG Life and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2007, 2006 and 2005, AIG Life paid AGLC for these services $44,931,348, $40,362,369 and $30,831,012, respectively.

   In 2003, AIG Life entered into a services agreement with The Vanguard Group, Inc. ("Vanguard"), a Pennsylvania corporation. Vanguard is an affiliate of the Vanguard Variable Insurance Fund and the Vanguard Public Mutual Funds. Under the services agreement, Vanguard provides administrative services to AIG Life. Those services include, but are not limited to, processing of applications, processing of client service requests, and printing and delivery of contract prospectuses and other marketing materials. During 2007, 2006 and 2005, AIG
Life paid Vanguard for these services $1,893,740.89, $1,717,694.51 and $912,215.09, respectively. These payments to Vanguard do not result in any additional charges under the Contracts that are not described in the prospectus.

   We have not designed the Contracts for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                         DISTRIBUTION OF THE CONTRACTS

   American General Equity Services Corporation ("AGESC"), 2727-A Allen Parkway, 2-G7, Houston, Texas 77019, a Delaware corporation and an affiliate of AIG Life, is the principal underwriter and distributor of the Contracts for the Separate Account under a

Distribution Agreement between AGESC and AIG Life. AGESC also acts as principal underwriter for AIG Life's other separate accounts and for the separate accounts of certain AIG Life affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Contracts.

   The Contracts are offered on a continuous basis.

   AIG Life will not pay any commission to entities that sell the Contracts. Payments may be made for services not directly related to the sale of the Contract, including the establishment of administrative arrangements, recruitment and training of personnel, the distribution and production of promotional literature, and similar services.

                            PERFORMANCE INFORMATION

   From time to time, we may quote performance information for the subaccounts of Variable Account I in advertisements, sales literature, or reports to Contract Owners or prospective investors.

   We may quote performance information in any manner permitted under applicable law. We also may present the yield or total return of the subaccount based on a hypothetical investment in a Contract. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the subaccount or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges. We also may present the yield or total return of the Fund in which a subaccount invests.

   We may compare a subaccount's performance to that of other variable annuity separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of AIG Life's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

   Performance information for any subaccount reflects the performance of a hypothetical contract and is not illustrative of how actual investment performance would affect the benefits under your Contract. You should not consider such performance information to be an estimate or guarantee of future performance.

PERFORMANCE DATA

   The following tables show the past performance data for the Contracts. The first table shows the average annual total return calculations of the variable investment options. The first table includes the applicable Separate Account or Contract charges: mortality and expense risk charge, premium tax charge and withdrawal charge at the end of the period.

   The second table shows the average annual total returns of the Funds underlying the variable investment options. The second table does not reflect any charges of the Separate Account or of the Contracts. If these charges were reflected, then the Fund average annual total return calculations would be lower than what is currently shown.

   Average Annual Total Return Calculations. Each variable investment option may advertise its average annual total return. We calculate each variable investment option's average annual total return quotation under the following standard method:

    . We take a hypothetical $10,000 investment in each variable investment option on the first day of the period at the maximum offering price ("Initial Investment").

    . We calculate the ending redeemable value ("Redeemable Value") of that investment at the end of the 1, 3, 5 and 10 year period. If the Average Annual Total Return for a variable investment option is not available for a stated period, we may show the Average Annual Total Return since the variable investment option inception. The Redeemable Value reflects the effect of the mortality and expense risk charge, premium tax charge and the withdrawal charge.

    .  We divide the Redeemable Value by the Initial Investment.

    . We take this quotient to the Nth root (N representing the number of years in the period), subtract 1 from the result, and express the result as a percentage.

   Average annual total return quotations for the variable investment options for the period ended December 31, 2007 are shown in the table below.

            VARIABLE INVESTMENT OPTION AVERAGE ANNUAL TOTAL RETURNS
     WITH DEDUCTION OF ANY APPLICABLE SEPARATE ACCOUNT OR CONTRACT CHARGES
                          (THROUGH DECEMBER 31, 2007)

                                                                                              SINCE     INVESTMENT
                                                                                           INVESTMENT     OPTION
                                                                                             OPTION     INCEPTION
INVESTMENT OPTION*                             1 YEAR/1/ 3 YEARS/1/ 5 YEARS/2/ 10 YEARS/2/ INCEPTION/1/    DATE
------------------                             --------  ---------  ---------  ----------  -----------  ----------
Vanguard Dividend Growth Fund                    2.65%      8.16%      n/a        n/a         10.75%    9/22/2003
Vanguard GNMA Fund                               2.67%      3.05%      n/a        n/a          3.29%    9/22/2003
Vanguard Health Care Fund                        0.18%      8.22%      n/a        n/a         10.10%    9/22/2003
Vanguard Inflation-Protected Securities Fund     7.06%      2.93%      n/a        n/a          4.69%    9/22/2003
Vanguard LifeStrategy Conservative Growth Fund   2.64%      5.45%      n/a        n/a          6.82%    9/22/2003
Vanguard LifeStrategy Growth Fund                3.09%      8.16%      n/a        n/a         10.71%    9/22/2003
Vanguard LifeStrategy Income Fund                2.37%      4.09%      n/a        n/a          4.91%    9/22/2003
Vanguard LifeStrategy Moderate Growth Fund       3.00%      6.84%      n/a        n/a          8.85%    9/22/2003
Vanguard Total International Stock Index Fund   10.84%     17.07%      n/a        n/a         20.49%    9/22/2003
Vanguard VIF Balanced Portfolio                  3.96%      8.08%      n/a        n/a         10.17%    9/22/2003
Vanguard VIF Capital Growth Portfolio            7.91%      8.65%      n/a        n/a         11.96%    9/22/2003
Vanguard VIF Diversified Value Portfolio        -0.29%      8.05%      n/a        n/a         13.26%    9/22/2003
Vanguard VIF Equity Income Portfolio             0.29%      7.62%      n/a        n/a         11.19%    9/22/2003

            VARIABLE INVESTMENT OPTION AVERAGE ANNUAL TOTAL RETURNS
     WITH DEDUCTION OF ANY APPLICABLE SEPARATE ACCOUNT OR CONTRACT CHARGES
                          (THROUGH DECEMBER 31, 2007)

                                                                                                  SINCE     INVESTMENT
                                                                                               INVESTMENT     OPTION
                                                                                                 OPTION     INCEPTION
INVESTMENT OPTION*                                 1 YEAR/1/ 3 YEARS/1/ 5 YEARS/2/ 10 YEARS/2/ INCEPTION/1/    DATE
------------------                                 --------  ---------  ---------  ----------  -----------  ----------
Vanguard VIF Equity Index Portfolio                   1.10%     6.62%      n/a        n/a          9.20%    9/22/2003
Vanguard VIF Growth Portfolio                         5.74%     5.91%      n/a        n/a          7.36%    9/22/2003
Vanguard VIF High Yield Bond Portfolio               -2.19%     2.46%      n/a        n/a          4.69%    9/22/2003
Vanguard VIF International Portfolio                 12.65%    17.99%      n/a        n/a         20.15%    9/22/2003
Vanguard VIF Mid-Cap Index Portfolio                  1.83%     9.29%      n/a        n/a         13.65%    9/22/2003
Vanguard VIF Money Market Portfolio                   0.98%     2.66%      n/a        n/a          2.05%    9/22/2003
Vanguard VIF REIT Index Portfolio                   -20.00%     6.08%      n/a        n/a         13.37%    9/22/2003
Vanguard VIF Short-Term Investment-Grade Portfolio    1.72%     2.56%      n/a        n/a          2.30%    9/22/2003
Vanguard VIF Small Company Growth Portfolio          -0.45%     4.85%      n/a        n/a          8.31%    9/22/2003
Vanguard VIF Total Bond Market Index Portfolio        2.64%     2.72%      n/a        n/a          3.09%    9/22/2003
Vanguard VIF Total Stock Market Index Portfolio       0.89%     6.94%      n/a        n/a          9.86%    9/22/2003

--------
* The performance figures in the table reflect the investment performance for the Division for the stated periods and should not be used to infer that future performance will be the same.

/1./ The Contracts are sold in jurisdictions where the highest premium tax is 3.5%. The effect of this charge is included in the table. We currently charge Contracts issued in Texas a .026% maintenance fee. No separate "Texas-only" table is shown.

/2./ "N/A" indicates data is not available for the stated period. None of the investment options has an inception date earlier than September 22, 2003.

   Fund Performance Calculations. Each variable investment option may advertise the performance for the corresponding Fund in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Fund in which the variable investment option invests may pre-date the effective date of the variable investment option being offered in the Contract.

   The table below provides the actual historical performance of the corresponding Fund in which each of these variable investment options invest. Unlike the previous table of variable investment option average annual total return calculations, the information in the table below does not reflect the mortality and expense risk charge or any other deductions of the Separate Account or of the Contracts. If these charges had been reflected, then the Fund average annual total return quotations would have been lower than what is currently shown.

                       FUND AVERAGE ANNUAL TOTAL RETURNS
   WITHOUT DEDUCTION OF ANY APPLICABLE SEPARATE ACCOUNT OR CONTRACT CHARGES
                          (THROUGH DECEMBER 31, 2007)

                                                                       SINCE       FUND
                                                                       FUND      INCEPTION
FUND                          1 YEAR 3 YEARS 5 YEARS/1/ 10 YEARS/1/ INCEPTION/2/   DATE
----                          ------ ------- ---------  ----------  -----------  ---------
Vanguard Dividend Growth Fund  7.00   10.07    13.85       5.22          *       5/15/1992
Vanguard GNMA Fund             7.01    4.88     4.25       5.76          *       6/27/1980
Vanguard Health Care Fund      4.42%  10.14%   13.12%     13.98%         *       5/23/1984

                       FUND AVERAGE ANNUAL TOTAL RETURNS
   WITHOUT DEDUCTION OF ANY APPLICABLE SEPARATE ACCOUNT OR CONTRACT CHARGES
                          (THROUGH DECEMBER 31, 2007)

                                                                                             SINCE       FUND
                                                                                             FUND      INCEPTION
FUND                                               1 YEAR  3 YEARS 5 YEARS/1/ 10 YEARS/1/ INCEPTION/2/   DATE
----                                               ------  ------- ---------  ----------  -----------  ---------
Vanguard Inflation-Protected Securities Fund        11.59%   4.76%    6.10%       n/a         8.06%    6/29/2000
Vanguard LifeStrategy Conservative Growth Fund       6.99%   7.33%    9.26%      6.61%           *     9/30/1994
Vanguard LifeStrategy Growth Fund                    7.46%  10.08%   14.05%      7.14%           *     9/30/1994
Vanguard LifeStrategy Income Fund                    6.70%   5.94%    6.90%      6.22%           *     9/30/1994
Vanguard LifeStrategy Moderate Growth Fund           7.36%   8.74%   11.71%      7.01%           *     9/30/1994
Vanguard Total International Stock Index Fund       15.52%  19.13%   23.45%      9.44%           *     4/29/1996
Vanguard VIF Balanced Portfolio                      8.36%   9.99%   12.27%      8.41%           *     5/23/1991
Vanguard VIF Capital Growth Portfolio               12.48%  10.58%   16.89%       n/a        15.18%    12/3/2002
Vanguard VIF Diversified Value Portfolio             3.93%   9.96%   16.00%       n/a         8.03%     2/8/1999
Vanguard VIF Equity Income Portfolio                 4.53%   9.53%   13.13%      7.01%           *      6/7/1993
Vanguard VIF Equity Index Portfolio                  5.38%   8.51%   12.71%      5.85%           *     4/29/1991
Vanguard VIF Growth Portfolio                       10.22%   7.79%   11.12%      0.20%           *      6/7/1993
Vanguard VIF High Yield Bond Portfolio               1.95%   4.29%    7.54%      4.69%           *      6/3/1996
Vanguard VIF International Portfolio                17.41%  20.07%   22.76%     10.07%           *      6/3/1994
Vanguard VIF Mid-Cap Index Portfolio                 6.14%  11.23%   17.29%       n/a        12.18%     2/9/1999
Vanguard VIF Money Market Portfolio                  5.25%   4.48%    3.13%      3.88%           *      5/2/1991
Vanguard VIF REIT Index Portfolio                  -16.60%   7.96%   17.35%       n/a        13.93%     2/9/1999
Vanguard VIF Short-Term Investment-Grade Portfolio   5.93%   4.38%    3.75%       n/a         4.84%     2/8/1999
Vanguard VIF Small Company Growth Portfolio          3.77%   6.71%   14.60%     12.33%           *      6/3/1996
Vanguard VIF Total Bond Market Index Portfolio       6.89%   4.55%    4.37%      5.71%           *     4/29/1991
Vanguard VIF Total Stock Market Index Portfolio      5.16%   8.84%     n/a        n/a        13.25%     1/8/2003

--------
/1./ "N/A" indicates data is not available for the stated period.

/2./ "*" indicates SEC rules that require us to show return information for no more than 10 years.

   Vanguard VIF Money Market Investment Portfolio Option Yield and Effective Yield Calculations. We calculate the Vanguard VIF Money Market Portfolio Investment Option's yield by a standard method that the SEC prescribes. Under that method, we base the current yield quotation on a seven day period and calculate that yield as follows:

    . We take the net change in the value of your single premium payment during the period.

    . We divide that net change by the value of your single premium payment at the beginning of the period to obtain the base period return.

    . We multiply the base period return by the fraction 365/7 to obtain the current yield figure.

    . We carry the current yield figure to the nearest one-hundredth of one percent.

   We do not include realized capital gains or losses and unrealized appreciation or depreciation of the investment option's division in the calculation. The Vanguard VIF Money Market Portfolio Investment Option's historical yield for the seven day period ended December 31, 2007 was 4.19%.

   We determine the Vanguard VIF Money Market Portfolio Investment Option's effective yield by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1) raised to the power of (365/7) - 1. The Vanguard VIF Money Market Portfolio Investment Option's historical effective yield for the seven day period ended December 31, 2007 was 4.28%. Yield and effective yield do not reflect the deduction of any charges that we may impose when you redeem Annuity Units.

   The yield and effective yield calculations above do not reflect any Contract or Contract-related charges and deductions of the Separate Account. If these charges had been reflected, then the yield and effective yield calculations would have been lower than what is currently shown.

                              CONTRACT PROVISIONS

VARIABLE INCOME PAYMENTS

   A variable annuity is an annuity whose payments are not predetermined as to dollar amount and will vary in amount with the net investment results of the applicable subaccounts. When you pay your single premium, we calculate the number of Annuity Units associated with each Variable Annuity Income payment determined by our currently used rate factor and the Annuity Unit Values.

ANNUITY UNIT VALUE

   The value of an Annuity Unit for each subaccount was arbitrarily set initially at $100 for the Contracts. This was done when the first underlying Fund shares were purchased for the Contracts. The Annuity Unit Value at the end of any subsequent Valuation Period is determined by multiplying the subaccount's Annuity Unit Value for the immediately preceding Valuation Period by the quotient of (a) and (b) where:

   (a) is the net investment factor (described below) for the Valuation Period for which the Annuity Unit Value is being determined; and

   (b) is the Assumed Investment Return for such Valuation Period.

   The Assumed Investment Return adjusts for the rate of return assumed in determining the first variable Income Payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the Assumed Investment Return rate.

NET INVESTMENT FACTOR

   The net investment factor is used to determine how investment results of a Fund and Contract fees and charges affect the Annuity Unit value of the subaccount from one Valuation Period to the next. The net investment factor for each subaccount for any Valuation Period is determined by dividing (a) by
(b) and subtracting (c) from the result, where:

   (a)  is equal to:

          (i) the net asset value per share of the underlying Fund held in the subaccount determined at the end of that Valuation Period, plus

          (ii) the per share amount of any dividend or capital gain distribution made by the underlying Fund held in the subaccount if the "ex-dividend" date occurs during that same Valuation Period, plus or minus

          (iii) a per share charge or credit, which we determine, for changes in tax reserves resulting from investment operations of the subaccount.

   (b)  is equal to:

          (i) the net asset value per share of the underlying Fund held in the subaccount determined as of the end of the prior Valuation Period, plus or minus

          (ii) the per share charge or credit for any change in tax reserves for the prior Valuation Period.

   (c) is equal to the mortality and expense risk charge rate for the Valuation Period.

   The net investment factor may be greater or less than the Assumed Investment Return. Therefore, the Annuity Unit value may increase or decrease from Valuation Period to Valuation Period.

MISSTATEMENT OF AGE OR GENDER

   We will require proof of the age and gender of the Annuitant before making any annuity payment provided for by the Contract. If the age or gender of the Annuitant has been misstated, we will compute the amount payable based on the correct age and gender. If Income Payments have begun, any underpayment that may have been made will be paid in full with the next Income Payments, including interest at the annual rate of 3%. Any overpayments, including interest at the annual rate of 3% will be deducted from future annuity payments until we are repaid in full.

EVIDENCE OF SURVIVAL

   If a Contract provision requires that a person be alive, we may require due proof that the person is alive before we act under that provision.

                  ADDITIONAL INFORMATION ABOUT THE CONTRACTS

   Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer Contracts for sale in situations which, under current law, require gender-neutral premiums or benefits. However, we reserve the right to offer the Contracts on both a gender-neutral and a sex-distinct basis subject to state and other regulatory approval.

   Our General Account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Contract's Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC have not reviewed the disclosures that are included in the prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                              MATERIAL CONFLICTS

   We are required to track events to identify any material conflicts from using underlying Funds for both variable life and variable annuity separate accounts. The boards of the Funds, AIG Life, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

    .  state insurance law or federal income tax law changes;

    .  investment management of an underlying Fund changes; or

    . voting instructions given by owners of variable life insurance policies and variable annuity contracts differ.

   The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

   If there is a material conflict, we have the duty to determine appropriate action, including removing the underlying Funds involved from investment by our variable investment options. We may take other action to protect Contract Owners. This could mean delays or interruptions of the variable operations.

   When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an underlying Fund's adviser or its investment in the Contracts. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to Contract Owners.

                             FINANCIAL STATEMENTS

   PricewaterhouseCoopers LLP ("PwC"), located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for AIG Life. AIG uses PwC as its corporate-wide auditing firm.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

   The statement of net assets as of December 31, 2007 and the related statement of operations for the year then ended and statements of changes in net assets for the two years then ended December 31, 2007 of the Separate Account, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AIG LIFE FINANCIAL STATEMENTS

   The balance sheets of AIG Life at December 31, 2007 and 2006 (restated) and the related statements of income, shareholders' equity, cash flows and comprehensive income for each of the three years in the period ended
December 31, 2007, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

NATIONAL UNION FINANCIAL STATEMENTS

   The statutory statements of admitted assets, liabilities, capital and surplus of National Union as of December 31, 2007 and 2006, and the related statutory statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2007, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

INCORPORATION OF AIG FINANCIAL INFORMATION

   We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) included in AIG's Annual Report on Form 10-K for the year ended December 31, 2007, in reliance on the report (which contains an adverse opinion on the effectiveness of internal control over financial reporting) of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

   AIG does not underwrite any insurance contract referenced herein.

                         INDEX TO FINANCIAL STATEMENTS

   You should consider the financial statements of AIG Life that we include in this SAI as bearing on the ability of AIG Life to meet its obligations under the Contracts.

   You should only consider the financial statements of National Union that we include in this SAI as bearing on the ability of National Union, as guarantor under a guarantee agreement, to meet its obligations under Contracts with a date of issue of December 29, 2006 or earlier.

I.  Variable Account I Financial Statements                             Page
                                                                      ---------

Report of PricewaterhouseCoopers LLP, Independent Registered Public
  Accounting Firm.................................................... VA I -  1
Statement of Net Assets as of December 31, 2007...................... VA I -  2
Statement of Operations for the year ended December 31, 2007......... VA I -  4
Statement of Changes in Net Assets for the years ended December 31,
  2007 and 2006...................................................... VA I -  6
Notes to Financial Statements........................................ VA I - 30

II.  AIG Life Financial Statements                                      Page
                                                                      ---------

Report of PricewaterhouseCoopers LLP, Independent Registered Public
  Accounting Firm....................................................         2
Balance Sheets as of December 31, 2007 and 2006 (restated)...........         3
Statements of Income for the years ended December 31, 2007, 2006
  (restated) and 2005 (restated).....................................         5
Statements of Shareholder's Equity for the years ended December 31,
  2007, 2006 (restated) and 2005 (restated)..........................         6
Statements of Cash Flows for the years ended December 31, 2007, 2006
  (restated) and 2005 (restated).....................................         7
Statements of Comprehensive Income for the years ended December 31,
  2007, 2006 (restated) and 2005 (restated)..........................         9
Notes to Financial Statements........................................        10

III.  National Union Financial Statements                                  Page
                                                                           ----

Report of PricewaterhouseCoopers LLP, Independent Auditors................    2
Statements of Admitted Assets (Statutory Basis) as of December 31, 2007
  and 2006................................................................    3
Statements of Liabilities, Capital and Surplus (Statutory Basis) as of
  December 31, 2007 and 2006..............................................    4
Statements of Income and Changes in Capital and Surplus (Statutory Basis)
  for the years ended December 31, 2007, 2006 and 2005....................    5
Statements of Cash Flow (Statutory Basis) for the years ended
  December 31, 2007, 2006 and 2005........................................    6
Notes to Statutory Basis Financial Statements.............................    7

[LOGO OF AIG(R)AMERICAN GENERAL]

                                                             Variable Account I
                                                               Variable Annuity

                                                                           2007

                                                                  Annual Report

                                                              December 31, 2007

                                                     AIG Life Insurance Company
                             A subsidiary of American International Group, Inc.

[LOGO] PRICEWATERHOUSECOOPERS LLP

                                                     PricewaterhouseCoopers LLP
                                                     1201 Louisiana
                                                     Suite 2900
                                                     Houston, TX 77002-5678
                                                     Telephone (713) 356 4000
                                                     Facsimile (713) 356 4717

            Report of Independent Registered Public Accounting Firm

To the Board of Directors of AIG Life Insurance Company and
Contract Owners of AIG Life Insurance Company Variable Account I

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Sub-accounts of AIG Life Insurance Company Variable Account I (the "Separate Account") listed in Note A at December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the investment companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 4, 2008

                                    VA I-1

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF NET ASSETS
December 31, 2007

                                                                                                                    Net assets
                                     Investment    Due from (to) AIG              Contract owners Contract owners attributable to
                                   securities - at  Life Insurance                   - annuity    - accumulation  contract owner
Sub-accounts                         fair value         Company       Net Assets     reserves        reserves        reserves
---------------------------------- --------------- ----------------- ------------ --------------- --------------- ---------------
AIM V.I. Capital Appreciation
  Fund - Series I                   $    660,935        $    --      $    660,935    $ 18,281      $    642,654    $    660,935
AIM V.I. International Growth
  Fund - Series I                        881,109             --           881,109          --           881,109         881,109
AllianceBernstein Americas
  Government Income Portfolio -
  Class A                             28,261,406             --        28,261,406      35,856        28,225,550      28,261,406
AllianceBernstein Balanced
  Shares Portfolio - Class A         121,018,084             (1)      121,018,083      86,483       120,931,600     121,018,083
AllianceBernstein Global Bond
  Portfolio - Class A                 15,070,695             --        15,070,695      12,181        15,058,514      15,070,695
AllianceBernstein Global Dollar
  Government Portfolio - Class
  A                                   17,708,566             --        17,708,566       9,328        17,699,238      17,708,566
AllianceBernstein Global
  Technology Portfolio - Class A      40,568,116             --        40,568,116     103,231        40,464,885      40,568,116
AllianceBernstein Global
  Technology Portfolio - Class B      20,227,318             (1)       20,227,317      14,009        20,213,308      20,227,317
AllianceBernstein Growth and
  Income Portfolio - Class A         137,389,038             (1)      137,389,037     340,995       137,048,042     137,389,037
AllianceBernstein Growth and
  Income Portfolio - Class B         159,139,620              1       159,139,621     199,068       158,940,553     159,139,621
AllianceBernstein Growth
  Portfolio - Class A                 52,027,341             --        52,027,341      38,041        51,989,300      52,027,341
AllianceBernstein Growth
  Portfolio - Class B                 40,947,070             --        40,947,070       1,214        40,945,856      40,947,070
AllianceBernstein High Yield
  Portfolio - Class A                 21,664,144             --        21,664,144       7,776        21,656,368      21,664,144
AllianceBernstein International
  Growth Portfolio - Class A         103,864,837             --       103,864,837     163,986       103,700,851     103,864,837
AllianceBernstein International
  Research Growth Portfolio -
  Class A                                     --             --                --          --                --              --
AllianceBernstein International
  Value Portfolio - Class A           51,596,743              1        51,596,744      10,566        51,586,178      51,596,744
AllianceBernstein Large Cap
  Growth Portfolio - Class A          91,499,883             (1)       91,499,882     344,527        91,155,355      91,499,882
AllianceBernstein Large Cap
  Growth Portfolio - Class B          61,870,746              1        61,870,747     142,156        61,728,591      61,870,747
AllianceBernstein Money Market
  Portfolio - Class A                 14,808,846         44,983        14,853,829       2,160        14,851,669      14,853,829
AllianceBernstein Money Market
  Portfolio - Class B                 14,218,286         39,952        14,258,238      19,321        14,238,917      14,258,238
AllianceBernstein Real Estate
  Investment Portfolio - Class A      30,577,768              1        30,577,769     165,566        30,412,203      30,577,769
AllianceBernstein Small Cap
  Growth Portfolio - Class A          33,771,641              1        33,771,642      76,020        33,695,622      33,771,642
AllianceBernstein Small/Mid Cap
  Value Portfolio - Class A           45,928,910              1        45,928,911     172,971        45,755,940      45,928,911
AllianceBernstein U.S.
  Government/High Grade
  Securities Portfolio - Class A      58,431,189             --        58,431,189     127,674        58,303,515      58,431,189
AllianceBernstein U.S.
  Government/High Grade
  Securities Portfolio - Class B       1,670,140             --         1,670,140          --         1,670,140       1,670,140
AllianceBernstein U.S. Large Cap
  Blended Style Portfolio - Class
  B                                    3,256,136             --         3,256,136      26,310         3,229,826       3,256,136
AllianceBernstein Utility Income
  Portfolio - Class A                 49,059,488             --        49,059,488      15,774        49,043,714      49,059,488
AllianceBernstein Value Portfolio
  - Class B                           59,686,694             (1)       59,686,693     278,457        59,408,236      59,686,693
BlackRock Basic Value V.I. Fund
  - Class I                            5,107,201             --         5,107,201       4,865         5,102,336       5,107,201
BlackRock Global Allocation V.I.
  Fund - Class I                       1,935,800             --         1,935,800          --         1,935,800       1,935,800
BlackRock Global Growth V.I.
  Fund - Class I                         698,074             --           698,074          --           698,074         698,074
BlackRock High Income V.I.
  Fund - Class I                         345,911          2,544           348,455          --           348,455         348,455
BlackRock International Value
  V.I. Fund - Class I                  2,153,299             --         2,153,299          --         2,153,299       2,153,299
BlackRock Large Cap Core V.I.
  Fund - Class I                       2,013,552             --         2,013,552       4,884         2,008,668       2,013,552
BlackRock Large Cap Growth
  V.I. Fund - Class I                    984,001             --           984,001          --           984,001         984,001
BlackRock Money Market V.I.
  Fund - Class I                         305,422             --           305,422          --           305,422         305,422
BlackRock Total Return V.I.
  Fund - Class I                         259,202          1,241           260,443          --           260,443         260,443
BlackRock Utilities and
  Telecommunications V.I. Fund
  - Class I                              621,760             --           621,760          --           621,760         621,760
BlackRock Value Opportunities
  V.I. Fund - Class I                  1,618,733             --         1,618,733          --         1,618,733       1,618,733
Delaware VIP Balanced Series -
  Standard Class                         637,255             --           637,255          --           637,255         637,255
Delaware VIP Capital Reserves
  Series - Standard Class                159,876            213           160,089          --           160,089         160,089
Delaware VIP Cash Reserve
  Series - Standard Class                235,934            395           236,329          --           236,329         236,329
Delaware VIP Growth
  Opportunities Series - Standard
  Class                                1,043,486             --         1,043,486          --         1,043,486       1,043,486
Delaware VIP High Yield Series -
  Standard Class                         461,737             (1)          461,736          --           461,736         461,736
Delaware VIP Value Series -
  Standard Class                       3,629,178             --         3,629,178      15,985         3,613,193       3,629,178
Dreyfus Stock Index Fund, Inc. -
  Initial Shares                       4,038,124              1         4,038,125      47,184         3,990,941       4,038,125
Dreyfus VIF Small Company
  Stock Portfolio - Initial Shares            --             --                --          --                --              --
Fidelity VIP Asset Manager
  Portfolio - Initial Class            2,995,184             --         2,995,184      19,219         2,975,965       2,995,184
Fidelity VIP Contrafund Portfolio
  - Initial Class                      2,173,101             --         2,173,101      29,584         2,143,517       2,173,101
Fidelity VIP Growth Portfolio -
  Initial Class                        2,922,475             --         2,922,475      27,061         2,895,414       2,922,475
Fidelity VIP High Income
  Portfolio - Initial Class              569,642             --           569,642          --           569,642         569,642

                            See accompanying notes.

                                    VA I-2

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF NET ASSETS - CONTINUED
December 31, 2007

                                                                                                                    Net assets
                                      Investment    Due from (to) AIG             Contract owners Contract owners attributable to
                                    securities - at  Life Insurance                  - annuity    - accumulation  contract owner
Sub-accounts                          fair value         Company      Net Assets     reserves        reserves        reserves
----------------------------------- --------------- ----------------- ----------- --------------- --------------- ---------------
Fidelity VIP Investment Grade Bond
  Portfolio - Initial Class           $ 1,365,286          $--        $ 1,365,286   $   48,778      $ 1,316,508     $ 1,365,286
Fidelity VIP Money Market
  Portfolio - Initial Class             2,376,947           --          2,376,947       34,286        2,342,661       2,376,947
Fidelity VIP Overseas Portfolio -
  Initial Class                           193,552           (1)           193,551           --          193,551         193,551
UBS U.S. Allocation Portfolio          11,369,073           --         11,369,073           --       11,369,073      11,369,073
UIF Core Plus Fixed Income
  Portfolio - Class I Shares                   --           --                 --           --               --              --
UIF Equity Growth Portfolio -
  Class I Shares                               --           --                 --           --               --              --
UIF Technology Portfolio - Class I
  Shares                                       --           --                 --           --               --              --
Van Eck Worldwide Emerging Markets
  Fund - Initial Class                    649,649           (1)           649,648           --          649,648         649,648
Van Eck Worldwide Hard Assets Fund
  - Initial Class                         631,511           --            631,511           --          631,511         631,511
Vanguard 500 Index Fund                    28,065           --             28,065       28,065               --          28,065
Vanguard Dividend Growth Fund              38,253           (1)            38,252       38,252               --          38,252
Vanguard GNMA Fund                         20,892           --             20,892       20,892               --          20,892
Vanguard Health Care Fund                  58,367           (1)            58,366       58,366               --          58,366
Vanguard Inflation-Protected
  Securities Fund                         184,930           --            184,930      184,930               --         184,930
Vanguard International Growth Fund         14,025           --             14,025       14,025               --          14,025
Vanguard LifeStrategy Conservative
  Growth Fund                             191,781           (1)           191,780      191,780               --         191,780
Vanguard LifeStrategy Growth Fund         340,885           (1)           340,884      340,884               --         340,884
Vanguard LifeStrategy Income Fund         192,615           (1)           192,614      192,614               --         192,614
Vanguard LifeStrategy Moderate
  Growth Fund                           1,042,983           --          1,042,983    1,042,983               --       1,042,983
Vanguard Prime Money Market Fund            4,271           --              4,271        4,271               --           4,271
Vanguard PRIMECAP Fund                      3,180           --              3,180        3,180               --           3,180
Vanguard Small-Cap Growth Index
  Fund                                     19,622           --             19,622       19,622               --          19,622
Vanguard Small-Cap Value Index Fund        24,575           --             24,575       24,575               --          24,575
Vanguard Total Bond Market Index
  Fund                                         --           --                 --           --               --              --
Vanguard Total International Stock
  Index Fund                              307,107           (1)           307,106      307,106               --         307,106
Vanguard U.S. Growth Fund                   4,582           (1)             4,581        4,581               --           4,581
Vanguard VIF Balanced Portfolio         5,558,044           --          5,558,044    5,558,044               --       5,558,044
Vanguard VIF Capital Growth
  Portfolio                               523,023           (1)           523,022      523,022               --         523,022
Vanguard VIF Diversified Value
  Portfolio                               771,942           --            771,942      771,942               --         771,942
Vanguard VIF Equity Income
  Portfolio                               642,454           --            642,454      642,454               --         642,454
Vanguard VIF Equity Index Portfolio       633,812            1            633,813      633,813               --         633,813
Vanguard VIF Growth Portfolio             102,946           --            102,946      102,946               --         102,946
Vanguard VIF High Yield Bond
  Portfolio                               370,955           --            370,955      370,955               --         370,955
Vanguard VIF International
  Portfolio                             2,197,232           (1)         2,197,231    2,197,231               --       2,197,231
Vanguard VIF Mid-Cap Index
  Portfolio                               476,574           (1)           476,573      476,573               --         476,573
Vanguard VIF Money Market Portfolio     1,684,459           --          1,684,459    1,684,459               --       1,684,459
Vanguard VIF REIT Index Portfolio         330,910           (1)           330,909      330,909               --         330,909
Vanguard VIF Short-Term
  Investment-Grade Portfolio              204,495           --            204,495      204,495               --         204,495
Vanguard VIF Small Company Growth
  Portfolio                               233,452           --            233,452      233,452               --         233,452
Vanguard VIF Total Bond Market
  Index Portfolio                         688,705           (1)           688,704      688,704               --         688,704
Vanguard VIF Total Stock Market
  Index Portfolio                       2,554,031           --          2,554,031    2,554,031               --       2,554,031
Vanguard Wellington Fund                  125,818           --            125,818      125,818               --         125,818
Vanguard Windsor Fund                       2,738           --              2,738        2,738               --           2,738

                            See accompanying notes.

                                    VA I-3

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007

                               A            B            A+B=C           D              E             F            C+D+E+F
                                      Mortality and                                               Net Change
                                       expense risk                               Capital gain  in unrealized      Increase
                           Dividends       and            Net       Net realized  distributions  appreciation  (decrease)in net
                          from mutual administrative  investment   gain (loss) on  from mutual  (depreciation) assets resulting
Sub-accounts                 funds       charges     income (loss)  investments       funds     of investments from operations
------------------------- ----------- -------------- ------------- -------------- ------------- -------------- ----------------
AIM V.I. Capital
  Appreciation Fund -
  Series I                $       --   $   (10,274)   $   (10,274)  $   (41,438)   $        --   $    123,027    $    71,315
AIM V.I. International
  Growth Fund - Series I       3,749       (14,858)       (11,109)      241,943             --        (98,700)       132,134
AllianceBernstein
  Americas Government
  Income Portfolio -
  Class A                  1,779,016      (409,410)     1,369,606      (266,179)       252,832        500,807      1,857,066
AllianceBernstein
  Balanced Shares
  Portfolio - Class A      3,776,896    (1,924,952)     1,851,944     4,561,138      3,128,062     (6,990,694)     2,550,450
AllianceBernstein Global
  Bond Portfolio - Class
  A                          450,787      (201,434)       249,353      (407,246)            --      1,378,851      1,220,958
AllianceBernstein Global
  Dollar Government
  Portfolio - Class A      1,198,671      (277,446)       921,225      (220,247)       784,018       (919,532)       565,464
AllianceBernstein Global
  Technology Portfolio -
  Class A                         --      (595,328)      (595,328)   (9,074,198)            --     16,794,572      7,125,046
AllianceBernstein Global
  Technology Portfolio -
  Class B                         --      (284,124)      (284,124)    1,278,711             --      2,362,172      3,356,759
AllianceBernstein Growth
  and Income Portfolio -
  Class A                  2,354,738    (2,273,219)        81,519    11,691,209      7,992,189    (13,171,824)     6,593,093
AllianceBernstein Growth
  and Income Portfolio -
  Class B                  2,101,090    (2,451,201)      (350,111)    5,582,594      8,642,692     (7,716,122)     6,159,053
AllianceBernstein Growth
  Portfolio - Class A             --      (831,852)      (831,852)   (3,912,582)            --     11,274,254      6,529,820
AllianceBernstein Growth
  Portfolio - Class B             --      (609,634)      (609,634)      425,684             --      4,774,031      4,590,081
AllianceBernstein High
  Yield Portfolio -
  Class A                  2,020,158      (358,002)     1,662,156      (256,693)            --     (1,482,431)       (76,968)
AllianceBernstein
  International Growth
  Portfolio - Class A        832,868      (721,663)       111,205     8,911,789     15,312,845    (19,140,137)     5,195,702
AllianceBernstein
  International Research
  Growth Portfolio -
  Class A                    797,062      (746,132)        50,930    22,220,139     16,274,126    (26,249,282)    12,295,913
AllianceBernstein
  International Value
  Portfolio - Class A        673,474      (804,071)      (130,597)    9,543,681      2,227,306     (8,992,014)     2,648,376
AllianceBernstein Large
  Cap Growth Portfolio -
  Class A                         --    (1,412,185)    (1,412,185)   (6,071,967)            --     19,123,782     11,639,630
AllianceBernstein Large
  Cap Growth Portfolio -
  Class B                         --      (894,539)      (894,539)     (283,405)            --      8,422,501      7,244,557
AllianceBernstein Money
  Market Portfolio -
  Class A                    771,929      (255,278)       516,651            --             --             --        516,651
AllianceBernstein Money
  Market Portfolio -
  Class B                    584,265      (206,551)       377,714            --             --             --        377,714
AllianceBernstein Real
  Estate Investment
  Portfolio - Class A        579,533      (590,853)       (11,320)    5,516,473      6,919,851    (18,482,955)    (6,057,951)
AllianceBernstein Small
  Cap Growth Portfolio -
  Class A                         --      (533,740)      (533,740)    6,648,650             --     (1,491,435)     4,623,475
AllianceBernstein
  Small/Mid Cap Value
  Portfolio - Class A        487,573      (766,021)      (278,448)    5,865,119      3,605,775     (8,519,278)       673,168
AllianceBernstein U.S.
  Government/High Grade
  Securities Portfolio -
  Class A                  2,830,332      (864,475)     1,965,857      (632,883)            --        685,493      2,018,467
AllianceBernstein U.S.
  Government/High Grade
  Securities Portfolio -
  Class B                    102,097       (32,560)        69,537      (110,725)            --        112,341         71,153
AllianceBernstein U.S.
  Large Cap Blended
  Style Portfolio -
  Class B                      6,008       (45,959)       (39,951)      167,435        157,754       (206,971)        78,267
AllianceBernstein
  Utility Income
  Portfolio - Class A      1,102,019      (697,876)       404,143     4,973,310         37,043      3,760,060      9,174,556
AllianceBernstein Value
  Portfolio - Class B        871,236    (1,003,206)      (131,970)    5,936,604      1,990,035    (11,106,007)    (3,311,338)
BlackRock Basic Value
  V.I. Fund - Class I         80,144       (86,157)        (6,013)      262,548        662,310       (845,246)        73,599
BlackRock Global
  Allocation V.I. Fund -
  Class I                     53,126       (27,891)        25,235       166,916         88,855          1,921        282,927
BlackRock Global Growth
  V.I. Fund - Class I          6,633        (9,502)        (2,869)       22,903             --        184,276        204,310
BlackRock High Income
  V.I. Fund - Class I         33,447        (6,018)        27,429           156             --        (25,671)         1,914
BlackRock International
  Value V.I. Fund -
  Class I                     58,186       (34,800)        23,386       262,013        427,433       (492,342)       220,490
BlackRock Large Cap Core
  V.I. Fund - Class I         19,695       (28,209)        (8,514)        9,158        277,466       (148,024)       130,086
BlackRock Large Cap
  Growth V.I. Fund -
  Class I                      2,820       (13,803)       (10,983)       27,220             --         47,261         63,498
BlackRock Money Market
  V.I. Fund - Class I         14,680        (4,398)        10,282            --             --             --         10,282
BlackRock Total Return
  V.I. Fund - Class I         14,314        (4,255)        10,059          (297)            --         (3,524)         6,238
BlackRock Utilities and
  Telecommunications
  V.I. Fund - Class I         10,862        (9,010)         1,852         9,168         97,016         34,623        142,659
BlackRock Value
  Opportunities V.I.
  Fund - Class I               5,139       (28,489)       (23,350)      103,944        281,087       (367,980)        (6,299)
Delaware VIP Balanced
  Series - Standard Class     29,111       (10,954)        18,157       (18,464)            --         (2,292)        (2,599)
Delaware VIP Capital
  Reserves Series -
  Standard Class               7,529        (1,980)         5,549           (23)            --           (622)         4,904
Delaware VIP Cash
  Reserve Series -
  Standard Class              12,610        (3,439)         9,171            (1)            --              1          9,171
Delaware VIP Growth
  Opportunities Series -
  Standard Class                  --       (13,096)       (13,096)       19,799             --         99,487        106,190
Delaware VIP High Yield
  Series - Standard Class     32,511        (6,030)        26,481        (9,634)            --         (9,147)         7,700
Delaware VIP Value
  Series - Standard Class     74,569       (56,848)        17,721       267,306        117,699       (528,082)      (125,356)
Dreyfus Stock Index
  Fund, Inc. - Initial
  Shares                      76,470       (65,129)        11,341       209,240             --        (26,510)       194,071
Dreyfus VIF Small
  Company Stock
  Portfolio - Initial
  Shares                          --        (3,661)        (3,661)     (127,307)       182,912         10,696         62,640
Fidelity VIP Asset
  Manager Portfolio -
  Initial Class              214,865       (51,478)       163,387        23,035        115,015        175,041        476,478
Fidelity VIP Contrafund
  Portfolio - Initial
  Class                       19,810       (34,336)       (14,526)      315,475        532,252       (480,516)       352,685

                            See accompanying notes.

                                    VA I-4

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF OPERATIONS - CONTINUED
For the Year Ended December 31, 2007

                                A           B            A+B=C           D              E             F             C+D+E+F
                                      Mortality and                                               Net Change
                            Dividends  expense risk                               Capital gain  in unrealized      Increase
                              from         and            Net       Net realized  distributions  appreciation  (decrease) in net
                             mutual   administrative  investment   gain (loss) on  from mutual  (depreciation) assets resulting
Sub-accounts                  funds      charges     income (loss)  investments       funds     of investments  from operations
--------------------------- --------- -------------- ------------- -------------- ------------- -------------- -----------------
Fidelity VIP Growth
  Portfolio - Initial Class $ 26,214    $ (41,888)     $(15,674)      $151,784      $  2,391      $ 519,072        $657,573
Fidelity VIP High Income
  Portfolio - Initial Class   47,710       (9,274)       38,436        (10,667)           --        (15,159)         12,610
Fidelity VIP Investment
  Grade Bond Portfolio -
  Initial Class               65,931      (21,038)       44,893        (34,287)           --         31,069          41,675
Fidelity VIP Money Market
  Portfolio - Initial Class  112,133      (31,084)       81,049             --            --             --          81,049
Fidelity VIP Overseas
  Portfolio - Initial Class    6,373       (2,695)        3,678         12,363        12,828           (939)         27,930
UBS U.S. Allocation
  Portfolio                  337,902     (189,385)      148,517        (62,825)           --         92,165         177,857
UIF Core Plus Fixed Income
  Portfolio - Class I
  Shares                          --           --            --             --            --             --              --
UIF Equity Growth
  Portfolio - Class I
  Shares                          --           --            --             --            --             --              --
UIF Technology Portfolio -
  Class I Shares                  --           --            --             --            --             --              --
Van Eck Worldwide Emerging
  Markets Fund - Initial
  Class                        3,661       (9,419)       (5,758)       133,987       144,619        (67,032)        205,816
Van Eck Worldwide Hard
  Assets Fund - Initial
  Class                          846       (9,455)       (8,609)       180,137        82,506        (14,495)        239,539
Vanguard 500 Index Fund          533         (222)          311            763            --            278           1,352
Vanguard Dividend Growth
  Fund                           615         (159)          456            372           248            936           2,012
Vanguard GNMA Fund               977          (98)          879            (61)           --            398           1,216
Vanguard Health Care Fund      1,087         (330)          757          1,517         4,246         (3,952)          2,568
Vanguard
  Inflation-Protected
  Securities Fund              9,575         (895)        8,680         (1,948)           --         10,781          17,513
Vanguard International
  Growth Fund                    270         (105)          165             98         1,130            540           1,933
Vanguard LifeStrategy
  Conservative Growth Fund     4,357         (551)        3,806            667           110          1,617           6,200
Vanguard LifeStrategy
  Growth Fund                  8,462       (1,355)        7,107         39,604            --        (32,127)         14,584
Vanguard LifeStrategy
  Income Fund                  7,752       (1,025)        6,727          4,802           387           (298)         11,618
Vanguard LifeStrategy
  Moderate Growth Fund        28,724       (6,086)       22,638         17,323         1,159         19,883          61,003
Vanguard Prime Money
  Market Fund                    221          (33)          188             --            --             --             188
Vanguard PRIMECAP Fund            20          (25)           (5)           107           176             47             325
Vanguard Small-Cap Growth
  Index Fund                      93         (156)          (63)           395            --          1,411           1,743
Vanguard Small-Cap Value
  Index Fund                     554         (212)          342            347            --         (2,755)         (2,066)
Vanguard Total Bond Market
  Index Fund                     145          (22)          123           (252)           --            244             115
Vanguard Total
  International Stock
  Index Fund                   7,856       (1,657)        6,199         20,233            --         17,147          43,579
Vanguard U.S. Growth Fund         27          (35)           (8)            90            --            334             416
Vanguard VIF Balanced
  Portfolio                  134,106      (26,674)      107,432         81,529       202,295        (21,095)        370,161
Vanguard VIF Capital
  Growth Portfolio             1,349       (1,801)         (452)        16,138         4,476          5,114          25,276
Vanguard VIF Diversified
  Value Portfolio             12,974       (3,953)        9,021         25,799        22,182        (43,256)         13,746
Vanguard VIF Equity Income
  Portfolio                   16,706       (3,607)       13,099         13,017        44,655        (42,408)         28,363
Vanguard VIF Equity Index
  Portfolio                    7,684       (2,835)        4,849          8,208        19,129         (5,944)         26,242
Vanguard VIF Growth
  Portfolio                      489         (370)          119            365            --          6,439           6,923
Vanguard VIF High Yield
  Bond Portfolio              26,266       (2,304)       23,962           (228)           --        (18,585)          5,149
Vanguard VIF International
  Portfolio                   29,937       (9,881)       20,056         76,182        67,358        103,499         267,095
Vanguard VIF Mid-Cap Index
  Portfolio                    4,905       (2,323)        2,582         20,092        41,316        (45,288)         18,702
Vanguard VIF Money Market
  Portfolio                   19,828       (1,992)       17,836             --            --             --          17,836
Vanguard VIF REIT Index
  Portfolio                   10,034       (2,511)        7,523         (3,286)       41,010       (134,896)        (89,649)
Vanguard VIF Short-Term
  Investment-Grade
  Portfolio                    6,558         (830)        5,728            198            --          2,707           8,633
Vanguard VIF Small Company
  Growth Portfolio               969       (1,001)          (32)         3,863        17,110        (12,571)          8,370
Vanguard VIF Total Bond
  Market Index Portfolio      24,120       (3,225)       20,895         (3,246)           --         21,001          38,650
Vanguard VIF Total Stock
  Market Index Portfolio      24,906      (12,556)       12,350         61,806       101,823        (73,230)        102,749
Vanguard Wellington Fund       4,096         (977)        3,119          1,835         5,213           (673)          9,494
Vanguard Windsor Fund             46          (24)           22             59           311           (500)           (108)

                            See accompanying notes.

                                    VA I-5

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2007 and 2006

                                                                               Sub-accounts
                                                   --------------------------------------------------------------------
                                                                                  AllianceBernstein
                                                                      AIM V.I.         Americas
                                                   AIM V.I. Capital International     Government      AllianceBernstein
                                                     Appreciation   Growth Fund - Income Portfolio -   Balanced Shares
                                                   Fund - Series I    Series I         Class A       Portfolio - Class A
                                                   ---------------- ------------- ------------------ -------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                       $  (10,274)    $  (11,109)     $ 1,369,606        $  1,851,944
   Net realized gain (loss) on investments               (41,438)       241,943         (266,179)          4,561,138
   Capital gain distributions from mutual funds               --             --          252,832           3,128,062
   Net change in unrealized appreciation
     (depreciation) of investments                       123,027        (98,700)         500,807          (6,990,694)
                                                      ----------     ----------      -----------        ------------
Increase (decrease) in net assets resulting from
  operations                                              71,315        132,134        1,857,066           2,550,450
                                                      ----------     ----------      -----------        ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                              2,540          2,100          140,054             517,242
   Administrative charges                                   (588)        (1,113)         (62,201)           (277,106)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                    11,595         73,654         (346,272)         (1,292,845)
   Mortality reserve transfers                                --             --               --                  --
   Contract withdrawals                                 (246,747)      (358,001)      (4,472,334)        (24,769,689)
   Surrender charges                                      (1,562)        (1,403)         (24,554)           (122,060)
   Death benefits                                         (3,167)       (32,365)        (805,606)         (3,457,717)
   Annuity payments                                         (201)        (1,060)          (7,087)            (26,832)
                                                      ----------     ----------      -----------        ------------
Increase (decrease) in net assets resulting from
  principal transactions                                (238,130)      (318,188)      (5,578,000)        (29,429,007)
                                                      ----------     ----------      -----------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (166,815)      (186,054)      (3,720,934)        (26,878,557)
NET ASSETS:
   Beginning of year                                     827,750      1,067,163       31,982,340         147,896,640
                                                      ----------     ----------      -----------        ------------
   End of year                                        $  660,935     $  881,109      $28,261,406        $121,018,083
                                                      ==========     ==========      ===========        ============
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                       $  (12,717)    $   (6,340)     $ 1,964,944        $  1,658,940
   Net realized gain (loss) on investments               (83,954)       336,111          102,844           2,453,899
   Capital gain distributions from mutual funds               --             --          109,036           4,067,342
   Net change in unrealized appreciation
     (depreciation) of investments                       137,945        (54,278)      (1,763,091)          6,099,128
                                                      ----------     ----------      -----------        ------------
Increase (decrease) in net assets resulting from
  operations                                              41,274        275,493          413,733          14,279,309
                                                      ----------     ----------      -----------        ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                              3,270          6,050           55,946             439,450
   Administrative charges                                   (854)        (1,197)         (71,146)           (292,392)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                   (38,365)        52,294       (1,822,204)           (365,980)
   Mortality reserve transfers                               104             --              464               1,841
   Contract withdrawals                                 (268,565)      (609,791)      (5,498,892)        (20,477,021)
   Surrender charges                                      (2,354)        (1,581)         (51,074)           (166,839)
   Death benefits                                         (2,767)        (2,506)        (943,131)         (3,579,775)
   Annuity payments                                       (1,178)            --           (7,963)            (26,811)
                                                      ----------     ----------      -----------        ------------
Increase (decrease) in net assets resulting from
  principal transactions                                (310,709)      (556,731)      (8,338,000)        (24,467,527)
                                                      ----------     ----------      -----------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (269,435)      (281,238)      (7,924,267)        (10,188,218)
NET ASSETS:
   Beginning of year                                   1,097,185      1,348,401       39,906,607         158,084,858
                                                      ----------     ----------      -----------        ------------
   End of year                                        $  827,750     $1,067,163      $31,982,340        $147,896,640
                                                      ==========     ==========      ===========        ============

                            See accompanying notes.

                                    VA I-6

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                          Sub-accounts
                                         ------------------------------------------------------------------------------
                                                              AllianceBernstein
                                          AllianceBernstein     Global Dollar     AllianceBernstein   AllianceBernstein
                                             Global Bond         Government       Global Technology   Global Technology
                                         Portfolio - Class A Portfolio - Class A Portfolio - Class A Portfolio - Class B
                                         ------------------- ------------------- ------------------- -------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)              $   249,353         $   921,225        $   (595,328)        $  (284,124)
   Net realized gain (loss) on
     investments                                (407,246)           (220,247)         (9,074,198)          1,278,711
   Capital gain distributions from
     mutual funds                                     --             784,018                  --                  --
   Net change in unrealized
     appreciation (depreciation) of
     investments                               1,378,851            (919,532)         16,794,572           2,362,172
                                             -----------         -----------        ------------         -----------
Increase (decrease) in net assets
  resulting from operations                   1,220,958             565,464           7,125,046           3,356,759
                                             -----------         -----------        ------------         -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                     41,728              35,887             166,708              18,216
   Administrative charges                        (27,735)            (36,293)            (67,313)            (60,241)
   Net transfers from (to) other
     Sub-accounts or fixed rate option         2,222,285             433,398          (1,634,812)           (852,580)
   Mortality reserve transfers                        --                  --                  --                  --
   Contract withdrawals                       (2,646,210)         (4,083,736)         (8,779,802)         (2,118,602)
   Surrender charges                             (12,987)            (15,656)             (8,892)            (25,856)
   Death benefits                               (267,609)           (262,319)           (942,479)           (549,121)
   Annuity payments                               (5,452)             (2,165)            (13,167)             (1,863)
                                             -----------         -----------        ------------         -----------
Increase (decrease) in net assets
  resulting from principal transactions        (695,980)         (3,930,884)        (11,279,757)         (3,590,047)
                                             -----------         -----------        ------------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         524,978          (3,365,420)         (4,154,711)           (233,288)
NET ASSETS:
   Beginning of year                          14,545,717          21,073,986          44,722,827          20,460,605
                                             -----------         -----------        ------------         -----------
   End of year                               $15,070,695         $17,708,566        $ 40,568,116         $20,227,317
                                             ===========         ===========        ============         ===========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)              $    25,428         $   906,855        $   (708,259)        $  (310,864)
   Net realized gain (loss) on
     investments                                (374,883)            588,144         (16,747,748)         (2,539,385)
   Capital gain distributions from
     mutual funds                                129,692             941,948                  --                  --
   Net change in unrealized
     appreciation (depreciation) of
     investments                                 731,570            (793,166)         20,610,359           4,127,244
                                             -----------         -----------        ------------         -----------
Increase (decrease) in net assets
  resulting from operations                     511,807           1,643,781           3,154,352           1,276,995
                                             -----------         -----------        ------------         -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                      8,890              50,278             135,785              31,340
   Administrative charges                        (26,098)            (35,035)            (78,979)            (66,595)
   Net transfers from (to) other
     Sub-accounts or fixed rate option           273,769           2,324,350          (4,487,681)         (2,447,991)
   Mortality reserve transfers                     3,052              (3,164)             (1,553)                 --
   Contract withdrawals                       (1,971,411)         (2,727,701)        (10,533,469)         (1,794,650)
   Surrender charges                             (20,699)            (19,312)            (48,054)            (40,731)
   Death benefits                               (251,579)           (571,437)         (1,079,332)           (445,617)
   Annuity payments                               (5,524)             (2,679)            (28,679)               (435)
                                             -----------         -----------        ------------         -----------
Increase (decrease) in net assets
  resulting from principal transactions      (1,989,600)           (984,700)        (16,121,962)         (4,764,679)
                                             -----------         -----------        ------------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS      (1,477,793)            659,081         (12,967,610)         (3,487,684)
NET ASSETS:
   Beginning of year                          16,023,510          20,414,905          57,690,437          23,948,289
                                             -----------         -----------        ------------         -----------
   End of year                               $14,545,717         $21,073,986        $ 44,722,827         $20,460,605
                                             ===========         ===========        ============         ===========

                            See accompanying notes.

                                    VA I-7

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                             Sub-accounts
                                              --------------------------------------------------------------------------
                                              AllianceBernstein  AllianceBernstein
                                                  Growth and         Growth and     AllianceBernstein  AllianceBernstein
                                              Income Portfolio - Income Portfolio - Growth Portfolio - Growth Portfolio -
                                                   Class A            Class B            Class A            Class B
                                              ------------------ ------------------ ------------------ ------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                  $     81,519       $   (350,111)      $   (831,852)      $   (609,634)
   Net realized gain (loss) on investments         11,691,209          5,582,594         (3,912,582)           425,684
   Capital gain distributions from mutual
     funds                                          7,992,189          8,642,692                 --                 --
   Net change in unrealized appreciation
     (depreciation) of investments                (13,171,824)        (7,716,122)        11,274,254          4,774,031
                                                 ------------       ------------       ------------       ------------
Increase (decrease) in net assets resulting
  from operations                                   6,593,093          6,159,053          6,529,820          4,590,081
                                                 ------------       ------------       ------------       ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                         367,008            375,288             85,202             42,602
   Administrative charges                            (209,421)          (461,720)           (77,106)          (117,273)
   Net transfers from (to) other
     Sub-accounts or fixed rate option             (7,922,356)        (5,287,371)        (3,869,055)        (1,845,633)
   Mortality reserve transfers                             --                 --                 --                 --
   Contract withdrawals                           (41,027,889)       (21,118,294)       (13,848,862)        (5,273,840)
   Surrender charges                                  (32,287)          (255,200)           (26,616)           (56,223)
   Death benefits                                  (5,419,488)        (2,878,427)        (2,229,738)        (1,012,282)
   Annuity payments                                   (49,427)           (27,394)            (8,435)              (511)
                                                 ------------       ------------       ------------       ------------
Increase (decrease) in net assets resulting
  from principal transactions                     (54,293,860)       (29,653,118)       (19,974,610)        (8,263,160)
                                                 ------------       ------------       ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (47,700,767)       (23,494,065)       (13,444,790)        (3,673,079)
NET ASSETS:
   Beginning of year                              185,089,804        182,633,686         65,472,131         44,620,149
                                                 ------------       ------------       ------------       ------------
   End of year                                   $137,389,037       $159,139,621       $ 52,027,341       $ 40,947,070
                                                 ============       ============       ============       ============
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                  $     66,733       $   (425,947)      $ (1,054,429)      $   (686,110)
   Net realized gain (loss) on investments          8,560,166          3,090,722         (7,776,835)          (994,505)
   Capital gain distributions from mutual
     funds                                         10,280,124          9,321,641                 --                 --
   Net change in unrealized appreciation
     (depreciation) of investments                  8,974,165         13,576,582          6,140,650           (150,364)
                                                 ------------       ------------       ------------       ------------
Increase (decrease) in net assets resulting
  from operations                                  27,881,188         25,562,998         (2,690,614)        (1,830,979)
                                                 ------------       ------------       ------------       ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                         590,269            486,351            106,805            206,381
   Administrative charges                            (249,519)          (469,050)           (97,609)          (134,242)
   Net transfers from (to) other
     Sub-accounts or fixed rate option             (9,854,882)        (8,642,025)        (5,598,783)        (3,209,146)
   Mortality reserve transfers                           (136)               383                886                 13
   Contract withdrawals                           (45,235,839)       (13,974,750)       (14,258,572)        (4,562,297)
   Surrender charges                                 (153,304)          (251,855)           (61,030)           (96,223)
   Death benefits                                  (6,274,407)        (4,469,939)        (2,294,620)        (1,027,198)
   Annuity payments                                   (85,686)           (10,354)           (33,278)              (492)
                                                 ------------       ------------       ------------       ------------
Increase (decrease) in net assets resulting
  from principal transactions                     (61,263,504)       (27,331,239)       (22,236,201)        (8,823,204)
                                                 ------------       ------------       ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (33,382,316)        (1,768,241)       (24,926,815)       (10,654,183)
NET ASSETS:
   Beginning of year                              218,472,120        184,401,927         90,398,946         55,274,332
                                                 ------------       ------------       ------------       ------------
   End of year                                   $185,089,804       $182,633,686       $ 65,472,131       $ 44,620,149
                                                 ============       ============       ============       ============

                            See accompanying notes.

                                    VA I-8

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                              Sub-accounts
                                              ---------------------------------------------------------------------------
                                                                  AllianceBernstein   AllianceBernstein  AllianceBernstein
                                               AllianceBernstein    International       International      International
                                                  High Yield      Growth Portfolio -   Research Growth   Value Portfolio -
                                              Portfolio - Class A      Class A       Portfolio - Class A      Class A
                                              ------------------- ------------------ ------------------- -----------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                   $ 1,662,156        $    111,205       $     50,930       $   (130,597)
   Net realized gain (loss) on investments           (256,693)          8,911,789         22,220,139          9,543,681
   Capital gain distributions from mutual
     funds                                                 --          15,312,845         16,274,126          2,227,306
   Net change in unrealized appreciation
     (depreciation) of investments                 (1,482,431)        (19,140,137)       (26,249,282)        (8,992,014)
                                                  -----------        ------------       ------------       ------------
Increase (decrease) in net assets resulting
  from operations                                     (76,968)          5,195,702         12,295,913          2,648,376
                                                  -----------        ------------       ------------       ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                          23,703             165,450             24,972            255,844
   Administrative charges                             (53,734)           (102,747)          (109,968)          (139,045)
   Net transfers from (to) other
     Sub-accounts or fixed rate option             (1,864,262)         64,962,009        (57,838,731)           603,600
   Mortality reserve transfers                             --                  --                 --                 --
   Contract withdrawals                            (4,382,092)        (10,563,911)        (9,387,198)       (10,648,339)
   Surrender charges                                  (16,971)            (31,444)           (36,941)           (58,851)
   Death benefits                                    (600,820)         (1,029,806)          (900,983)          (406,966)
   Annuity payments                                    (2,107)             (8,475)           (13,068)            (2,903)
                                                  -----------        ------------       ------------       ------------
Increase (decrease) in net assets resulting
  from principal transactions                      (6,896,283)         53,391,076        (68,261,917)       (10,396,660)
                                                  -----------        ------------       ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (6,973,251)         58,586,778        (55,966,004)        (7,748,284)
NET ASSETS:
   Beginning of year                               28,637,395          45,278,059         55,966,004         59,345,028
                                                  -----------        ------------       ------------       ------------
   End of year                                    $21,664,144        $103,864,837       $         --       $ 51,596,744
                                                  ===========        ============       ============       ============
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                   $ 2,190,899        $   (223,753)      $   (542,163)      $    (24,901)
   Net realized gain (loss) on investments            554,650           8,042,674          7,740,802          5,637,821
   Capital gain distributions from mutual
     funds                                                 --             254,934                 --            898,912
   Net change in unrealized appreciation
     (depreciation) of investments                   (648,268)          1,282,503          4,581,286          8,089,891
                                                  -----------        ------------       ------------       ------------
Increase (decrease) in net assets resulting
  from operations                                   2,097,281           9,356,358         11,779,925         14,601,723
                                                  -----------        ------------       ------------       ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                          90,970              89,036             34,589            267,868
   Administrative charges                             (59,306)            (83,160)          (107,004)          (116,529)
   Net transfers from (to) other
     Sub-accounts or fixed rate option               (219,381)          3,027,426           (973,330)        10,076,603
   Mortality reserve transfers                             --              (1,390)             1,500                 --
   Contract withdrawals                            (4,233,875)         (6,184,096)        (7,368,449)        (7,269,313)
   Surrender charges                                  (30,956)            (35,876)           (61,070)           (59,494)
   Death benefits                                    (705,629)           (710,230)          (899,147)          (668,787)
   Annuity payments                                        --             (45,512)           (16,822)                --
                                                  -----------        ------------       ------------       ------------
Increase (decrease) in net assets resulting
  from principal transactions                      (5,158,177)         (3,943,802)        (9,389,733)         2,230,348
                                                  -----------        ------------       ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (3,060,896)          5,412,556          2,390,192         16,832,071
NET ASSETS:
   Beginning of year                               31,698,291          39,865,503         53,575,812         42,512,957
                                                  -----------        ------------       ------------       ------------
   End of year                                    $28,637,395        $ 45,278,059       $ 55,966,004       $ 59,345,028
                                                  ===========        ============       ============       ============

                            See accompanying notes.

                                    VA I-9

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                               Sub-accounts
                                              ------------------------------------------------------------------------------
                                               AllianceBernstein   AllianceBernstein   AllianceBernstein   AllianceBernstein
                                               Large Cap Growth    Large Cap Growth      Money Market        Money Market
                                              Portfolio - Class A Portfolio - Class B Portfolio - Class A Portfolio - Class B
                                              ------------------- ------------------- ------------------- -------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                  $ (1,412,185)       $   (894,539)       $    516,651         $   377,714
   Net realized gain (loss) on investments         (6,071,967)           (283,405)                 --                  --
   Capital gain distributions from mutual
     funds                                                 --                  --                  --                  --
   Net change in unrealized appreciation
     (depreciation) of investments                 19,123,782           8,422,501                  --                  --
                                                 ------------        ------------        ------------         -----------
Increase (decrease) in net assets resulting
  from operations                                  11,639,630           7,244,557             516,651             377,714
                                                 ------------        ------------        ------------         -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                         256,438             207,285              17,000             130,205
   Administrative charges                            (150,451)           (186,051)            (19,343)            (36,072)
   Net transfers from (to) other
     Sub-accounts or fixed rate option             (4,284,646)         (2,376,816)         14,183,129           9,706,482
   Mortality reserve transfers                             --                  --                  --                  --
   Contract withdrawals                           (24,701,569)         (7,000,467)        (16,404,993)         (9,018,332)
   Surrender charges                                  (23,614)            (74,264)            (15,937)            (70,511)
   Death benefits                                  (2,865,544)         (1,180,686)         (1,568,970)           (995,710)
   Annuity payments                                   (41,311)            (36,717)            (15,380)             (1,776)
                                                 ------------        ------------        ------------         -----------
Increase (decrease) in net assets resulting
  from principal transactions                     (31,810,697)        (10,647,716)         (3,824,494)           (285,714)
                                                 ------------        ------------        ------------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (20,171,067)         (3,403,159)         (3,307,843)             92,000
NET ASSETS:
   Beginning of year                              111,670,949          65,273,906          18,161,672          14,166,238
                                                 ------------        ------------        ------------         -----------
   End of year                                   $ 91,499,882        $ 61,870,747        $ 14,853,829         $14,258,238
                                                 ============        ============        ============         ===========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                  $ (1,773,047)       $   (965,993)       $    607,414         $   388,969
   Net realized gain (loss) on investments        (11,115,168)         (1,880,001)                 --                  --
   Capital gain distributions from mutual
     funds                                                 --                  --                  --                  --
   Net change in unrealized appreciation
     (depreciation) of investments                  9,390,951           1,060,916                  --                  --
                                                 ------------        ------------        ------------         -----------
Increase (decrease) in net assets resulting
  from operations                                  (3,497,264)         (1,785,078)            607,414             388,969
                                                 ------------        ------------        ------------         -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                         291,867             210,124             298,069             115,912
   Administrative charges                            (186,817)           (199,485)            (25,264)            (32,797)
   Net transfers from (to) other
     Sub-accounts or fixed rate option             (6,755,419)           (780,818)         14,074,026           6,220,754
   Mortality reserve transfers                          6,593                  98                  78                  --
   Contract withdrawals                           (24,623,770)         (6,465,888)        (15,628,176)         (7,472,849)
   Surrender charges                                  (89,474)           (124,968)            (24,007)           (150,799)
   Death benefits                                  (3,463,563)         (1,459,623)           (408,693)           (953,539)
   Annuity payments                                   (66,016)             (7,316)             (1,238)                 --
                                                 ------------        ------------        ------------         -----------
Increase (decrease) in net assets resulting
  from principal transactions                     (34,886,599)         (8,827,876)         (1,715,205)         (2,273,318)
                                                 ------------        ------------        ------------         -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (38,383,863)        (10,612,954)         (1,107,791)         (1,884,349)
NET ASSETS:
   Beginning of year                              150,054,812          75,886,860          19,269,463          16,050,587
                                                 ------------        ------------        ------------         -----------
   End of year                                   $111,670,949        $ 65,273,906        $ 18,161,672         $14,166,238
                                                 ============        ============        ============         ===========

                            See accompanying notes.

                                    VA I-10

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                              Sub-accounts
                                              ----------------------------------------------------------------------------
                                                                                                         AllianceBernstein
                                               AllianceBernstein                      AllianceBernstein        U.S.
                                                  Real Estate      AllianceBernstein    Small/Mid Cap     Government/High
                                                  Investment       Small Cap Growth   Value Portfolio -  Grade Securities
                                              Portfolio - Class A Portfolio - Class A      Class A      Portfolio - Class A
                                              ------------------- ------------------- ----------------- -------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                  $    (11,320)       $   (533,740)      $   (278,448)      $  1,965,857
   Net realized gain (loss) on investments          5,516,473           6,648,650          5,865,119           (632,883)
   Capital gain distributions from mutual
     funds                                          6,919,851                  --          3,605,775                 --
   Net change in unrealized appreciation
     (depreciation) of investments                (18,482,955)         (1,491,435)        (8,519,278)           685,493
                                                 ------------        ------------       ------------       ------------
Increase (decrease) in net assets resulting
  from operations                                  (6,057,951)          4,623,475            673,168          2,018,467
                                                 ------------        ------------       ------------       ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                         248,665              72,042            194,437            104,465
   Administrative charges                             (92,560)            (85,639)          (135,064)          (125,836)
   Net transfers from (to) other
     Sub-accounts or fixed rate option             (4,591,214)         (5,102,906)        (1,123,599)         5,040,397
   Mortality reserve transfers                             --                  --                 --                 --
   Contract withdrawals                            (8,488,213)         (5,948,180)        (8,279,086)        (9,434,860)
   Surrender charges                                  (43,246)            (22,753)           (43,573)           (39,910)
   Death benefits                                    (573,791)         (1,048,381)          (730,767)        (1,281,518)
   Annuity payments                                   (22,422)            (12,545)           (49,826)           (23,291)
                                                 ------------        ------------       ------------       ------------
Increase (decrease) in net assets resulting
  from principal transactions                     (13,562,781)        (12,148,362)       (10,167,478)        (5,760,553)
                                                 ------------        ------------       ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (19,620,732)         (7,524,887)        (9,494,310)        (3,742,086)
NET ASSETS:
   Beginning of year                               50,198,501          41,296,529         55,423,221         62,173,275
                                                 ------------        ------------       ------------       ------------
   End of year                                   $ 30,577,769        $ 33,771,642       $ 45,928,911       $ 58,431,189
                                                 ============        ============       ============       ============
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                  $    280,003        $   (606,442)      $   (566,143)      $  1,742,329
   Net realized gain (loss) on investments          6,175,843           3,557,001          4,291,401           (420,566)
   Capital gain distributions from mutual
     funds                                          6,059,370                  --          3,961,655                 --
   Net change in unrealized appreciation
     (depreciation) of investments                  1,209,447             816,747           (730,659)           183,101
                                                 ------------        ------------       ------------       ------------
Increase (decrease) in net assets resulting
  from operations                                  13,724,663           3,767,306          6,956,254          1,504,864
                                                 ------------        ------------       ------------       ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                          66,273              66,044            232,656             98,141
   Administrative charges                            (100,558)            (95,388)          (137,532)          (130,764)
   Net transfers from (to) other
     Sub-accounts or fixed rate option               (322,893)          2,210,189         (1,180,107)           687,391
   Mortality reserve transfers                           (175)                  7                 --              4,090
   Contract withdrawals                            (7,872,159)         (6,419,777)        (8,271,779)       (10,434,810)
   Surrender charges                                  (53,372)            (46,130)          (115,948)           (44,751)
   Death benefits                                    (651,139)           (826,542)          (968,907)        (1,446,519)
   Annuity payments                                   (21,332)            (13,236)           (12,148)           (21,384)
                                                 ------------        ------------       ------------       ------------
Increase (decrease) in net assets resulting
  from principal transactions                      (8,955,355)         (5,124,833)       (10,453,765)       (11,288,606)
                                                 ------------        ------------       ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             4,769,308          (1,357,527)        (3,497,511)        (9,783,742)
NET ASSETS:
   Beginning of year                               45,429,193          42,654,056         58,920,732         71,957,017
                                                 ------------        ------------       ------------       ------------
   End of year                                   $ 50,198,501        $ 41,296,529       $ 55,423,221       $ 62,173,275
                                                 ============        ============       ============       ============

                            See accompanying notes.

                                    VA I-11

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                              Sub-accounts
                                              ----------------------------------------------------------------------------
                                               AllianceBernstein
                                                     U.S.          AllianceBernstein
                                                Government/High     U.S. Large Cap     AllianceBernstein  AllianceBernstein
                                               Grade Securities      Blended Style      Utility Income    Value Portfolio -
                                              Portfolio - Class B Portfolio - Class B Portfolio - Class A      Class B
                                              ------------------- ------------------- ------------------- -----------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                   $    69,537         $  (39,951)         $   404,143       $   (131,970)
   Net realized gain (loss) on investments           (110,725)           167,435            4,973,310          5,936,604
   Capital gain distributions from mutual
     funds                                                 --            157,754               37,043          1,990,035
   Net change in unrealized appreciation
     (depreciation) of investments                    112,341           (206,971)           3,760,060        (11,106,007)
                                                  -----------         ----------          -----------       ------------
Increase (decrease) in net assets resulting
  from operations                                      71,153             78,267            9,174,556         (3,311,338)
                                                  -----------         ----------          -----------       ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                              --                 --              131,036            111,655
   Administrative charges                              (3,843)            (4,497)            (107,673)          (177,326)
   Net transfers from (to) other
     Sub-accounts or fixed rate option               (418,198)           748,037              872,559         (2,369,629)
   Mortality reserve transfers                             --                 --                   --                 --
   Contract withdrawals                              (773,093)          (656,412)          (9,307,838)       (10,402,888)
   Surrender charges                                   (1,675)            (1,233)             (56,847)           (80,072)
   Death benefits                                     (23,635)             1,216             (836,459)          (767,647)
   Annuity payments                                        --             (3,021)              (5,694)           (72,220)
                                                  -----------         ----------          -----------       ------------
Increase (decrease) in net assets resulting
  from principal transactions                      (1,220,444)            84,090           (9,310,916)       (13,758,127)
                                                  -----------         ----------          -----------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (1,149,291)           162,357             (136,360)       (17,069,465)
NET ASSETS:
   Beginning of year                                2,819,431          3,093,779           49,195,848         76,756,158
                                                  -----------         ----------          -----------       ------------
   End of year                                    $ 1,670,140         $3,256,136          $49,059,488       $ 59,686,693
                                                  ===========         ==========          ===========       ============
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                   $    72,922         $  (39,114)         $   520,517       $   (334,676)
   Net realized gain (loss) on investments            (27,927)           174,307            1,227,577          3,672,672
   Capital gain distributions from mutual
     funds                                                 --            120,293                   --          1,974,765
   Net change in unrealized appreciation
     (depreciation) of investments                     15,168            (25,894)           7,288,426          7,759,529
                                                  -----------         ----------          -----------       ------------
Increase (decrease) in net assets resulting
  from operations                                      60,163            229,592            9,036,520         13,072,290
                                                  -----------         ----------          -----------       ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                              --                121               26,006            274,348
   Administrative charges                              (4,168)            (3,539)             (93,326)          (179,514)
   Net transfers from (to) other
     Sub-accounts or fixed rate option                (51,489)           714,936            3,066,986            777,526
   Mortality reserve transfers                             --                159               (2,115)               (33)
   Contract withdrawals                              (239,043)          (556,667)          (6,227,518)        (8,341,459)
   Surrender charges                                   (2,168)            (6,211)             (59,866)          (106,858)
   Death benefits                                     (36,609)           (70,932)          (1,311,247)        (2,471,729)
   Annuity payments                                        --             (2,839)              (4,614)           (10,925)
                                                  -----------         ----------          -----------       ------------
Increase (decrease) in net assets resulting
  from principal transactions                        (333,477)            75,028           (4,605,694)       (10,058,644)
                                                  -----------         ----------          -----------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (273,314)           304,620            4,430,826          3,013,646
NET ASSETS:
   Beginning of year                                3,092,745          2,789,159           44,765,022         73,742,512
                                                  -----------         ----------          -----------       ------------
   End of year                                    $ 2,819,431         $3,093,779          $49,195,848       $ 76,756,158
                                                  ===========         ==========          ===========       ============

                            See accompanying notes.

                                    VA I-12

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                 Sub-accounts
                                                   -----------------------------------------------------------------------
                                                    BlackRock Basic  BlackRock Global  BlackRock Global    BlackRock High
                                                   Value V.I. Fund - Allocation V.I.  Growth V.I. Fund - Income V.I. Fund -
                                                        Class I       Fund - Class I       Class I            Class I
                                                   ----------------- ---------------- ------------------ ------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                       $    (6,013)      $   25,235        $  (2,869)          $ 27,429
   Net realized gain (loss) on investments                262,548          166,916           22,903                156
   Capital gain distributions from mutual funds           662,310           88,855               --                 --
   Net change in unrealized appreciation
     (depreciation) of investments                       (845,246)           1,921          184,276            (25,671)
                                                      -----------       ----------        ---------           --------
Increase (decrease) in net assets resulting from
  operations                                               73,599          282,927          204,310              1,914
                                                      -----------       ----------        ---------           --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                 480              480               --                 --
   Administrative charges                                 (12,621)          (3,882)          (1,223)              (859)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                    (96,010)         137,462          (15,560)            12,248
   Mortality reserve transfers                                 --               --               --                 --
   Contract withdrawals                                (1,083,289)        (509,999)        (108,144)           (58,299)
   Surrender charges                                         (268)            (239)              (1)                --
   Death benefits                                        (148,441)         (32,183)         (31,012)           (28,109)
   Annuity payments                                          (855)              --               --                 --
                                                      -----------       ----------        ---------           --------
Increase (decrease) in net assets resulting from
  principal transactions                               (1,341,004)        (408,361)        (155,940)           (75,019)
                                                      -----------       ----------        ---------           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (1,267,405)        (125,434)          48,370            (73,105)
NET ASSETS:
   Beginning of year                                    6,374,606        2,061,234          649,704            421,560
                                                      -----------       ----------        ---------           --------
   End of year                                        $ 5,107,201       $1,935,800        $ 698,074           $348,455
                                                      ===========       ==========        =========           ========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                       $    12,931       $   28,955        $  (2,668)          $ 26,386
   Net realized gain (loss) on investments                154,740           86,740          (19,669)             3,807
   Capital gain distributions from mutual funds           646,392           77,352               --                 --
   Net change in unrealized appreciation
     (depreciation) of investments                        303,044           58,919          135,704              2,923
                                                      -----------       ----------        ---------           --------
Increase (decrease) in net assets resulting from
  operations                                            1,117,107          251,966          113,367             33,116
                                                      -----------       ----------        ---------           --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                 480              480               --                 --
   Administrative charges                                 (12,159)          (3,337)          (1,028)              (932)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                   (524,177)         515,896          (77,613)           (30,618)
   Mortality reserve transfers                                 74               --               --                 --
   Contract withdrawals                                  (543,371)         (62,861)         (17,439)           (55,942)
   Surrender charges                                       (2,125)            (106)            (192)              (246)
   Death benefits                                         (64,244)        (132,162)              --                 --
   Annuity payments                                          (774)              --               --                 --
                                                      -----------       ----------        ---------           --------
Increase (decrease) in net assets resulting from
  principal transactions                               (1,146,296)         317,910          (96,272)           (87,738)
                                                      -----------       ----------        ---------           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (29,189)         569,876           17,095            (54,622)
NET ASSETS:
   Beginning of year                                    6,403,795        1,491,358          632,609            476,182
                                                      -----------       ----------        ---------           --------
   End of year                                        $ 6,374,606       $2,061,234        $ 649,704           $421,560
                                                      ===========       ==========        =========           ========

                            See accompanying notes.

                                    VA I-13

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                        Sub-accounts
                                                             ------------------------------------------------------------------
                                                                  BlackRock      BlackRock Large BlackRock Large BlackRock Money
                                                             International Value  Cap Core V.I.  Cap Growth V.I.   Market V.I.
                                                             V.I. Fund - Class I Fund - Class I  Fund - Class I  Fund - Class I
                                                             ------------------- --------------- --------------- ---------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                  $   23,386        $   (8,514)      $(10,983)       $  10,282
   Net realized gain (loss) on investments                          262,013             9,158         27,220               --
   Capital gain distributions from mutual funds                     427,433           277,466             --               --
   Net change in unrealized appreciation (depreciation) of
     investments                                                   (492,342)         (148,024)        47,261               --
                                                                 ----------        ----------       --------        ---------
Increase (decrease) in net assets resulting from operations         220,490           130,086         63,498           10,282
                                                                 ----------        ----------       --------        ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                            --               480             --               --
   Administrative charges                                            (4,644)           (4,523)        (1,848)            (500)
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                         (32,250)          165,116         61,896          460,155
   Mortality reserve transfers                                           --                --             --               --
   Contract withdrawals                                            (506,976)         (229,246)       (80,445)        (602,941)
   Surrender charges                                                     --            (1,491)            --           (2,510)
   Death benefits                                                   (23,542)               --             --               --
   Annuity payments                                                      --              (815)            --               --
                                                                 ----------        ----------       --------        ---------
Increase (decrease) in net assets resulting from principal
  transactions                                                     (567,412)          (70,479)       (20,397)        (145,796)
                                                                 ----------        ----------       --------        ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (346,922)           59,607         43,101         (135,514)
NET ASSETS:
   Beginning of year                                              2,500,221         1,953,945        940,900          440,936
                                                                 ----------        ----------       --------        ---------
   End of year                                                   $2,153,299        $2,013,552       $984,001        $ 305,422
                                                                 ==========        ==========       ========        =========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                  $   44,876        $   (7,498)      $ (9,404)       $  10,546
   Net realized gain (loss) on investments                          209,515             4,245         12,654               --
   Capital gain distributions from mutual funds                     212,005           208,590             --               --
   Net change in unrealized appreciation (depreciation) of
     investments                                                     94,432            27,165         47,797               --
                                                                 ----------        ----------       --------        ---------
Increase (decrease) in net assets resulting from operations         560,828           232,502         51,047           10,546
                                                                 ----------        ----------       --------        ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                            --               480             --              297
   Administrative charges                                            (5,429)           (3,791)        (1,643)            (635)
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                         (85,134)          196,830         49,819          153,290
   Mortality reserve transfers                                           --                65             --               --
   Contract withdrawals                                            (189,672)         (258,563)       (16,868)         (72,926)
   Surrender charges                                                     --              (340)            --             (128)
   Death benefits                                                   (74,531)          (36,568)            --               --
   Annuity payments                                                      --              (761)            --               --
                                                                 ----------        ----------       --------        ---------
Increase (decrease) in net assets resulting from principal
  transactions                                                     (354,766)         (102,648)        31,308           79,898
                                                                 ----------        ----------       --------        ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             206,062           129,854         82,355           90,444
NET ASSETS:
   Beginning of year                                              2,294,159         1,824,091        858,545          350,492
                                                                 ----------        ----------       --------        ---------
   End of year                                                   $2,500,221        $1,953,945       $940,900        $ 440,936
                                                                 ==========        ==========       ========        =========

                            See accompanying notes.

                                    VA I-14

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                  Sub-accounts
                                                   --------------------------------------------------------------------------
                                                                      BlackRock Utilities
                                                    BlackRock Total           and          BlackRock Value     Delaware VIP
                                                   Return V.I. Fund - Telecommunications  Opportunities V.I. Balanced Series -
                                                        Class I       V.I. Fund - Class I   Fund - Class I    Standard Class
                                                   ------------------ ------------------- ------------------ -----------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                         $ 10,059           $   1,852          $  (23,350)        $  18,157
   Net realized gain (loss) on investments                  (297)              9,168             103,944           (18,464)
   Capital gain distributions from mutual funds               --              97,016             281,087                --
   Net change in unrealized appreciation
     (depreciation) of investments                        (3,524)             34,623            (367,980)           (2,292)
                                                        --------           ---------          ----------         ---------
Increase (decrease) in net assets resulting from
  operations                                               6,238             142,659              (6,299)           (2,599)
                                                        --------           ---------          ----------         ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                 --              81,049                  --                --
   Administrative charges                                   (354)             (1,171)             (4,732)             (405)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                     2,092             (54,068)           (224,079)          (13,192)
   Mortality reserve transfers                                --                  --                  --                --
   Contract withdrawals                                  (46,975)           (142,849)           (389,535)         (260,714)
   Surrender charges                                          --                  --                 (36)               --
   Death benefits                                             --                  --             (21,054)               --
   Annuity payments                                           --                  --                  --                --
                                                        --------           ---------          ----------         ---------
Increase (decrease) in net assets resulting from
  principal transactions                                 (45,237)           (117,039)           (639,436)         (274,311)
                                                        --------           ---------          ----------         ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (38,999)             25,620            (645,735)         (276,910)
NET ASSETS:
   Beginning of year                                     299,442             596,140           2,264,468           914,165
                                                        --------           ---------          ----------         ---------
   End of year                                          $260,443           $ 621,760          $1,618,733         $ 637,255
                                                        ========           =========          ==========         =========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                         $  9,491           $   8,725          $  (28,151)        $  14,650
   Net realized gain (loss) on investments                     5             (16,343)             67,035            (8,819)
   Capital gain distributions from mutual funds               --              14,918             394,243                --
   Net change in unrealized appreciation
     (depreciation) of investments                          (989)            116,148            (181,337)          115,952
                                                        --------           ---------          ----------         ---------
Increase (decrease) in net assets resulting from
  operations                                               8,507             123,448             251,790           121,783
                                                        --------           ---------          ----------         ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                 --                  --                  --                --
   Administrative charges                                   (348)             (1,077)             (5,321)             (431)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                     3,291              28,732            (170,173)               (3)
   Mortality reserve transfers                                --                  --                  --                --
   Contract withdrawals                                   (5,962)            (97,552)           (341,303)          (58,305)
   Surrender charges                                          --                  --                  --                --
   Death benefits                                             --                  --             (49,258)               --
   Annuity payments                                           --                  --                  --                --
                                                        --------           ---------          ----------         ---------
Increase (decrease) in net assets resulting from
  principal transactions                                  (3,019)            (69,897)           (566,055)          (58,739)
                                                        --------           ---------          ----------         ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    5,488              53,551            (314,265)           63,044
NET ASSETS:
   Beginning of year                                     293,954             542,589           2,578,733           851,121
                                                        --------           ---------          ----------         ---------
   End of year                                          $299,442           $ 596,140          $2,264,468         $ 914,165
                                                        ========           =========          ==========         =========

                            See accompanying notes.

                                    VA I-15

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                Sub-accounts
                                                   ----------------------------------------------------------------------
                                                                                         Delaware VIP
                                                     Delaware VIP      Delaware VIP         Growth
                                                   Capital Reserves    Cash Reserve      Opportunities   Delaware VIP High
                                                   Series - Standard Series - Standard Series - Standard  Yield Series -
                                                         Class             Class             Class        Standard Class
                                                   ----------------- ----------------- ----------------- -----------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                        $  5,549          $  9,171         $  (13,096)        $ 26,481
   Net realized gain (loss) on investments                  (23)               (1)            19,799           (9,634)
   Capital gain distributions from mutual funds              --                --                 --               --
   Net change in unrealized appreciation
     (depreciation) of investments                         (622)                1             99,487           (9,147)
                                                       --------          --------         ----------         --------
Increase (decrease) in net assets resulting from
  operations                                              4,904             9,171            106,190            7,700
                                                       --------          --------         ----------         --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                --                --                 --               --
   Administrative charges                                   (67)             (164)              (116)            (306)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                       (1)              364               (364)              (1)
   Mortality reserve transfers                               --                --                 --               --
   Contract withdrawals                                      --           (23,132)           (18,133)         (23,861)
   Surrender charges                                         --                --                 --               --
   Death benefits                                            --                --            (24,507)          (5,402)
   Annuity payments                                          --                --                 --               --
                                                       --------          --------         ----------         --------
Increase (decrease) in net assets resulting from
  principal transactions                                    (68)          (22,932)           (43,120)         (29,570)
                                                       --------          --------         ----------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   4,836           (13,761)            63,070          (21,870)
NET ASSETS:
   Beginning of year                                    155,253           250,090            980,416          483,606
                                                       --------          --------         ----------         --------
   End of year                                         $160,089          $236,329         $1,043,486         $461,736
                                                       ========          ========         ==========         ========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                        $  6,051          $  8,449         $  (12,058)        $ 25,098
   Net realized gain (loss) on investments                 (404)               --             (3,386)          (9,379)
   Capital gain distributions from mutual funds              --                --                 --               --
   Net change in unrealized appreciation
     (depreciation) of investments                          372                (1)            62,817           35,380
                                                       --------          --------         ----------         --------
Increase (decrease) in net assets resulting from
  operations                                              6,019             8,448             47,373           51,099
                                                       --------          --------         ----------         --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                --                --                 --               --
   Administrative charges                                  (129)             (174)              (207)            (369)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                       21               710              1,222           (1,940)
   Mortality reserve transfers                               --                --                 --               --
   Contract withdrawals                                 (44,598)          (20,608)           (79,348)         (30,535)
   Surrender charges                                         --                --                 --               --
   Death benefits                                            --           (33,550)                --               --
   Annuity payments                                          --                --                 --               --
                                                       --------          --------         ----------         --------
Increase (decrease) in net assets resulting from
  principal transactions                                (44,706)          (53,622)           (78,333)         (32,844)
                                                       --------          --------         ----------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (38,687)          (45,174)           (30,960)          18,255
NET ASSETS:
   Beginning of year                                    193,940           295,264          1,011,376          465,351
                                                       --------          --------         ----------         --------
   End of year                                         $155,253          $250,090         $  980,416         $483,606
                                                       ========          ========         ==========         ========

                            See accompanying notes.

                                    VA I-16

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                Sub-accounts
                                                   ----------------------------------------------------------------------
                                                                                    Dreyfus VIF Small
                                                    Delaware VIP   Dreyfus Stock      Company Stock    Fidelity VIP Asset
                                                   Value Series - Index Fund, Inc. Portfolio - Initial Manager Portfolio -
                                                   Standard Class - Initial Shares       Shares           Initial Class
                                                   -------------- ---------------- ------------------- -------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                     $    17,721     $    11,341        $   (3,661)         $   163,387
   Net realized gain (loss) on investments              267,306         209,240          (127,307)              23,035
   Capital gain distributions from mutual funds         117,699              --           182,912              115,015
   Net change in unrealized appreciation
     (depreciation) of investments                     (528,082)        (26,510)           10,696              175,041
                                                    -----------     -----------        ----------          -----------
Increase (decrease) in net assets resulting from
  operations                                           (125,356)        194,071            62,640              476,478
                                                    -----------     -----------        ----------          -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                --          13,030               960                   --
   Administrative charges                                (1,701)         (4,509)             (340)              (2,148)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                   13,166         (66,599)         (794,018)            (487,247)
   Mortality reserve transfers                               --              --                --                   --
   Contract withdrawals                                (845,307)     (1,328,629)          (92,512)          (1,222,505)
   Surrender charges                                         --          (3,469)             (792)              (5,593)
   Death benefits                                      (101,138)        (39,536)           (8,738)             (27,403)
   Annuity payments                                      (6,315)         (5,259)               --               (2,565)
                                                    -----------     -----------        ----------          -----------
Increase (decrease) in net assets resulting from
  principal transactions                               (941,295)     (1,434,971)         (895,440)          (1,747,461)
                                                    -----------     -----------        ----------          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (1,066,651)     (1,240,900)         (832,800)          (1,270,983)
NET ASSETS:
   Beginning of year                                  4,695,829       5,279,025           832,800            4,266,167
                                                    -----------     -----------        ----------          -----------
   End of year                                      $ 3,629,178     $ 4,038,125        $       --          $ 2,995,184
                                                    ===========     ===========        ==========          ===========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                     $    14,904     $    11,539        $  (18,363)         $    78,876
   Net realized gain (loss) on investments               95,082          80,211           124,931             (145,847)
   Capital gain distributions from mutual funds          92,583              --           190,891                   --
   Net change in unrealized appreciation
     (depreciation) of investments                      699,962         677,305          (174,214)             336,757
                                                    -----------     -----------        ----------          -----------
Increase (decrease) in net assets resulting from
  operations                                            902,531         769,055           123,245              269,786
                                                    -----------     -----------        ----------          -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                --          16,690             5,230                5,000
   Administrative charges                                (1,883)         (5,758)           (1,224)              (2,741)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                       (5)       (386,158)         (245,216)             (31,080)
   Mortality reserve transfers                              109             263                --                   94
   Contract withdrawals                                (431,778)     (1,826,800)         (581,025)          (1,603,641)
   Surrender charges                                         --          (8,943)           (4,461)              (7,304)
   Death benefits                                       (37,575)        (61,857)           (1,928)             (20,202)
   Annuity payments                                      (5,238)         (5,945)               --               (2,430)
                                                    -----------     -----------        ----------          -----------
Increase (decrease) in net assets resulting from
  principal transactions                               (476,370)     (2,278,508)         (828,624)          (1,662,304)
                                                    -----------     -----------        ----------          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 426,161      (1,509,453)         (705,379)          (1,392,518)
NET ASSETS:
Beginning of year                                     4,269,668       6,788,478         1,538,179            5,658,685
                                                    -----------     -----------        ----------          -----------
End of year                                         $ 4,695,829     $ 5,279,025        $  832,800          $ 4,266,167
                                                    ===========     ===========        ==========          ===========

                            See accompanying notes.

                                    VA I-17

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                             Sub-accounts
                                              -------------------------------------------------------------------------
                                                 Fidelity VIP                                             Fidelity VIP
                                                  Contrafund         Fidelity VIP    Fidelity VIP High  Investment Grade
                                              Portfolio - Initial Growth Portfolio - Income Portfolio - Bond Portfolio -
                                                     Class          Initial Class      Initial Class     Initial Class
                                              ------------------- ------------------ ------------------ ----------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                   $   (14,526)       $   (15,674)        $   38,436        $   44,893
   Net realized gain (loss) on investments            315,475            151,784            (10,667)          (34,287)
   Capital gain distributions from mutual
     funds                                            532,252              2,391                 --                --
   Net change in unrealized appreciation
     (depreciation) of investments                   (480,516)           519,072            (15,159)           31,069
                                                  -----------        -----------         ----------        ----------
Increase (decrease) in net assets resulting
  from operations                                     352,685            657,573             12,610            41,675
                                                  -----------        -----------         ----------        ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                           8,490              9,119              2,860             2,000
   Administrative charges                              (2,348)            (3,591)              (459)           (1,203)
   Net transfers from (to) other
     Sub-accounts or fixed rate option               (209,335)          (129,515)           (37,073)           24,164
   Mortality reserve transfers                             --                 --                 --                --
   Contract withdrawals                              (800,942)          (835,952)          (136,949)         (331,303)
   Surrender charges                                   (1,284)              (608)              (577)             (187)
   Death benefits                                     (10,024)           (29,027)                --                --
   Annuity payments                                    (2,051)            (3,825)                --            (5,363)
                                                  -----------        -----------         ----------        ----------
Increase (decrease) in net assets resulting
  from principal transactions                      (1,017,494)          (993,399)          (172,198)         (311,892)
                                                  -----------        -----------         ----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (664,809)          (335,826)          (159,588)         (270,217)
NET ASSETS:
   Beginning of year                                2,837,910          3,258,301            729,230         1,635,503
                                                  -----------        -----------         ----------        ----------
   End of year                                    $ 2,173,101        $ 2,922,475         $  569,642        $1,365,286
                                                  ===========        ===========         ==========        ==========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                   $    (7,668)       $   (36,629)        $   49,204        $   65,850
   Net realized gain (loss) on investments            323,293           (149,983)            60,390           (75,478)
   Capital gain distributions from mutual
     funds                                            240,401                 --                 --             5,677
   Net change in unrealized appreciation
     (depreciation) of investments                   (237,104)           376,679            (15,287)           51,746
                                                  -----------        -----------         ----------        ----------
Increase (decrease) in net assets resulting
  from operations                                     318,922            190,067             94,307            47,795
                                                  -----------        -----------         ----------        ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                          11,490             10,360                240                --
   Administrative charges                              (2,809)            (4,108)              (699)           (1,434)
   Net transfers from (to) other
     Sub-accounts or fixed rate option               (163,729)          (328,093)          (115,355)         (145,615)
   Mortality reserve transfers                             48                202                 --               111
   Contract withdrawals                            (1,026,733)          (782,637)          (428,612)         (730,625)
   Surrender charges                                   (3,013)            (2,271)            (3,716)           (2,430)
   Death benefits                                     (11,844)           (78,100)                --           (32,171)
   Annuity payments                                    (1,879)            (3,456)                --            (5,447)
                                                  -----------        -----------         ----------        ----------
Increase (decrease) in net assets resulting
  from principal transactions                      (1,198,469)        (1,188,103)          (548,142)         (917,611)
                                                  -----------        -----------         ----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (879,547)          (998,036)          (453,835)         (869,816)
NET ASSETS:
   Beginning of year                                3,717,457          4,256,337          1,183,065         2,505,319
                                                  -----------        -----------         ----------        ----------
   End of year                                    $ 2,837,910        $ 3,258,301         $  729,230        $1,635,503
                                                  ===========        ===========         ==========        ==========

                            See accompanying notes.

                                    VA I-18

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                 Sub-accounts
                                                   -----------------------------------------------------------------------
                                                                                                           UIF Core Plus
                                                   Fidelity VIP Money     Fidelity VIP       UBS U.S.      Fixed Income
                                                   Market Portfolio - Overseas Portfolio -  Allocation  Portfolio - Class I
                                                     Initial Class       Initial Class      Portfolio         Shares
                                                   ------------------ -------------------- -----------  -------------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                       $    81,049           $  3,678       $   148,517       $     --
   Net realized gain (loss) on investments                     --             12,363           (62,825)            --
   Capital gain distributions from mutual funds                --             12,828                --             --
   Net change in unrealized appreciation
     (depreciation) of investments                             --               (939)           92,165             --
                                                      -----------           --------       -----------       --------
Increase (decrease) in net assets resulting from
  operations                                               81,049             27,930           177,857             --
                                                      -----------           --------       -----------       --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                              13,520                360             6,838             --
   Administrative charges                                  (1,805)              (181)          (30,021)            --
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                  1,909,806             (4,544)          (37,527)            --
   Mortality reserve transfers                                 --                 --                --             --
   Contract withdrawals                                (1,755,696)           (17,636)       (3,180,233)            --
   Surrender charges                                         (896)                --            (7,808)            --
   Death benefits                                         (14,864)                --          (228,018)            --
   Annuity payments                                        (5,186)                --                --             --
                                                      -----------           --------       -----------       --------
Increase (decrease) in net assets resulting from
  principal transactions                                  144,879            (22,001)       (3,476,769)            --
                                                      -----------           --------       -----------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   225,928              5,929        (3,298,912)            --
NET ASSETS:
   Beginning of year                                    2,151,019            187,622        14,667,985             --
                                                      -----------           --------       -----------       --------
   End of year                                        $ 2,376,947           $193,551       $11,369,073       $     --
                                                      ===========           ========       ===========       ========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                       $    70,458           $   (744)      $   217,997       $    (79)
   Net realized gain (loss) on investments                     --              9,196          (378,886)           (34)
   Capital gain distributions from mutual funds                --              1,406                --             --
   Net change in unrealized appreciation
     (depreciation) of investments                             --             21,284         1,558,377           (301)
                                                      -----------           --------       -----------       --------
Increase (decrease) in net assets resulting from
  operations                                               70,458             31,142         1,397,488           (414)
                                                      -----------           --------       -----------       --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                              13,200                360             9,889             --
   Administrative charges                                  (1,699)              (225)          (32,666)            --
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                  1,712,820             (8,426)         (328,166)       (34,676)
   Mortality reserve transfers                               (840)                --                --             --
   Contract withdrawals                                (1,461,722)           (63,143)       (2,185,649)            --
   Surrender charges                                       (6,779)                --            (7,543)            --
   Death benefits                                        (257,742)                --          (659,507)            --
   Annuity payments                                        (5,250)                --                --           (654)
                                                      -----------           --------       -----------       --------
Increase (decrease) in net assets resulting from
  principal transactions                                   (8,012)           (71,434)       (3,203,642)       (35,330)
                                                      -----------           --------       -----------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    62,446            (40,292)       (1,806,154)       (35,744)
NET ASSETS:
   Beginning of year                                    2,088,573            227,914        16,474,139         35,744
                                                      -----------           --------       -----------       --------
   End of year                                        $ 2,151,019           $187,622       $14,667,985       $     --
                                                      ===========           ========       ===========       ========

                            See accompanying notes.

                                    VA I-19

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                Sub-accounts
                                                   ----------------------------------------------------------------------
                                                                                               Van Eck
                                                                                              Worldwide        Van Eck
                                                    UIF Equity Growth    UIF Technology    Emerging Markets Worldwide Hard
                                                   Portfolio - Class I Portfolio - Class I  Fund - Initial  Assets Fund -
                                                         Shares              Shares             Class       Initial Class
                                                   ------------------- ------------------- ---------------- --------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                         $     --            $     --          $  (5,758)      $  (8,609)
   Net realized gain (loss) on investments                    --                  --            133,987         180,137
   Capital gain distributions from mutual funds               --                  --            144,619          82,506
   Net change in unrealized appreciation
     (depreciation) of investments                            --                  --            (67,032)        (14,495)
                                                        --------            --------          ---------       ---------
Increase (decrease) in net assets resulting from
  operations                                                  --                  --            205,816         239,539
                                                        --------            --------          ---------       ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                 --                  --              1,980           2,260
   Administrative charges                                     --                  --               (769)           (818)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                        --                  --            (85,065)        (14,420)
   Mortality reserve transfers                                --                  --                 --              --
   Contract withdrawals                                       --                  --           (194,379)       (235,693)
   Surrender charges                                          --                  --               (325)           (194)
   Death benefits                                             --                  --                 --         (37,851)
   Annuity payments                                           --                  --                 --          (1,319)
                                                        --------            --------          ---------       ---------
Increase (decrease) in net assets resulting from
  principal transactions                                      --                  --           (278,558)       (288,035)
                                                        --------            --------          ---------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       --                  --            (72,742)        (48,496)
NET ASSETS:
   Beginning of year                                          --                  --            722,390         680,007
                                                        --------            --------          ---------       ---------
   End of year                                          $     --            $     --          $ 649,648       $ 631,511
                                                        ========            ========          =========       =========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                         $    (79)           $    (28)         $  (5,437)      $  (9,921)
   Net realized gain (loss) on investments                 6,840              (1,190)           202,096         125,187
   Capital gain distributions from mutual funds               --                  --             76,334          42,272
   Net change in unrealized appreciation
     (depreciation) of investments                        (5,965)              2,036            (38,375)        (22,394)
                                                        --------            --------          ---------       ---------
Increase (decrease) in net assets resulting from
  operations                                                 796                 818            234,618         135,144
                                                        --------            --------          ---------       ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                 --                  --              8,390           6,999
   Administrative charges                                     --                  --               (701)           (960)
   Net transfers from (to) other Sub-accounts or
     fixed rate option                                   (35,239)            (12,794)           (34,609)         16,906
   Mortality reserve transfers                                --                  --                 --              --
   Contract withdrawals                                       --                  --           (170,543)       (156,360)
   Surrender charges                                          --                  --             (1,044)           (410)
   Death benefits                                             --                  --            (41,170)         (3,172)
   Annuity payments                                         (648)               (233)                --              --
                                                        --------            --------          ---------       ---------
Increase (decrease) in net assets resulting from
  principal transactions                                 (35,887)            (13,027)          (239,677)       (136,997)
                                                        --------            --------          ---------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (35,091)            (12,209)            (5,059)         (1,853)
NET ASSETS:
   Beginning of year                                      35,091              12,209            727,449         681,860
                                                        --------            --------          ---------       ---------
   End of year                                          $     --            $     --          $ 722,390       $ 680,007
                                                        ========            ========          =========       =========

                            See accompanying notes.

                                    VA I-20

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                           Sub-accounts
                                                                    ---------------------------------------------------------
                                                                                    Vanguard
                                                                    Vanguard 500 Dividend Growth Vanguard GNMA Vanguard Health
                                                                     Index Fund       Fund           Fund         Care Fund
                                                                    ------------ --------------- ------------- ---------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                       $   311        $   456        $   879        $   757
   Net realized gain (loss) on investments                                763            372            (61)         1,517
   Capital gain distributions from mutual funds                            --            248             --          4,246
   Net change in unrealized appreciation (depreciation) of
     investments                                                          278            936            398         (3,952)
                                                                      -------        -------        -------        -------
Increase (decrease) in net assets resulting from operations             1,352          2,012          1,216          2,568
                                                                      -------        -------        -------        -------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                              --             --             --             --
   Administrative charges                                                  --             --             --             --
   Net transfers from (to) other Sub-accounts or fixed rate option         (4)         9,036          8,668             (6)
   Mortality reserve transfers                                             --             --             --             --
   Contract withdrawals                                                    --             --             --             --
   Surrender charges                                                       --             --             --             --
   Death benefits                                                          --             --             --             --
   Annuity payments                                                    (2,659)        (1,591)        (2,097)        (8,027)
                                                                      -------        -------        -------        -------
Increase (decrease) in net assets resulting from principal
  transactions                                                         (2,663)         7,445          6,571         (8,033)
                                                                      -------        -------        -------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                (1,311)         9,457          7,787         (5,465)
NET ASSETS:
   Beginning of year                                                   29,376         28,795         13,105         63,831
                                                                      -------        -------        -------        -------
   End of year                                                        $28,065        $38,252        $20,892        $58,366
                                                                      =======        =======        =======        =======
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                       $   285        $   376        $   705        $   574
   Net realized gain (loss) on investments                                461            159           (411)           991
   Capital gain distributions from mutual funds                            --             --             --          2,952
   Net change in unrealized appreciation (depreciation) of
     investments                                                        3,171          4,151            165          1,811
                                                                      -------        -------        -------        -------
Increase (decrease) in net assets resulting from operations             3,917          4,686            459          6,328
                                                                      -------        -------        -------        -------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                              --             --             --             --
   Administrative charges                                                  --             --             --             --
   Net transfers from (to) other Sub-accounts or fixed rate option         (1)            (1)          (132)             2
   Mortality reserve transfers                                             --             --             --             --
   Contract withdrawals                                                    --             --             --             --
   Surrender charges                                                       --             --             --             --
   Death benefits                                                          --             --             --             --
   Annuity payments                                                    (2,461)        (1,423)        (1,876)        (7,793)
                                                                      -------        -------        -------        -------
Increase (decrease) in net assets resulting from principal
  transactions                                                         (2,462)        (1,424)        (2,008)        (7,791)
                                                                      -------        -------        -------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 1,455          3,262         (1,549)        (1,463)
NET ASSETS:
   Beginning of year                                                   27,921         25,533         14,654         65,294
                                                                      -------        -------        -------        -------
   End of year                                                        $29,376        $28,795        $13,105        $63,831
                                                                      =======        =======        =======        =======

                            See accompanying notes.

                                    VA I-21

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                    Sub-accounts
                                                             ----------------------------------------------------------
                                                                                                 Vanguard
                                                             Vanguard Inflation-   Vanguard    LifeStrategy   Vanguard
                                                                  Protected      International Conservative LifeStrategy
                                                               Securities Fund    Growth Fund  Growth Fund  Growth Fund
                                                             ------------------- ------------- ------------ ------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                   $  8,680          $   165      $  3,806     $  7,107
   Net realized gain (loss) on investments                          (1,948)              98           667       39,604
   Capital gain distributions from mutual funds                         --            1,130           110           --
   Net change in unrealized appreciation (depreciation) of
     investments                                                    10,781              540         1,617      (32,127)
                                                                  --------          -------      --------     --------
Increase (decrease) in net assets resulting from operations         17,513            1,933         6,200       14,584
                                                                  --------          -------      --------     --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                           --               --            --           --
   Administrative charges                                               --               --            --           --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                         22,909               (3)      159,002      175,963
   Mortality reserve transfers                                          --               --            --           --
   Contract withdrawals                                                 --               --            --           --
   Surrender charges                                                    --               --            --           --
   Death benefits                                                       --               --            --           --
   Annuity payments                                                (12,537)          (1,048)       (6,132)     (17,728)
                                                                  --------          -------      --------     --------
Increase (decrease) in net assets resulting from principal
  transactions                                                      10,372           (1,051)      152,870      158,235
                                                                  --------          -------      --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             27,885              882       159,070      172,819
NET ASSETS:
   Beginning of year                                               157,045           13,143        32,710      168,065
                                                                  --------          -------      --------     --------
   End of year                                                    $184,930          $14,025      $191,780     $340,884
                                                                  ========          =======      ========     ========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                   $  3,724          $   201      $    799     $  2,440
   Net realized gain (loss) on investments                          (2,222)              (6)          445        2,586
   Capital gain distributions from mutual funds                         --            1,018            --           --
   Net change in unrealized appreciation (depreciation) of
     investments                                                    (2,539)              51         1,784       17,431
                                                                  --------          -------      --------     --------
Increase (decrease) in net assets resulting from operations         (1,037)           1,264         3,028       22,457
                                                                  --------          -------      --------     --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                           --               --            --           --
   Administrative charges                                               --               --            --           --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                         27,498           12,559            (1)      25,382
   Mortality reserve transfers                                          --               --            --           --
   Contract withdrawals                                                 --               --            --           --
   Surrender charges                                                    --               --            --           --
   Death benefits                                                       --               --            --           --
   Annuity payments                                                (10,396)            (680)       (2,960)     (11,272)
                                                                  --------          -------      --------     --------
Increase (decrease) in net assets resulting from principal
  transactions                                                      17,102           11,879        (2,961)      14,110
                                                                  --------          -------      --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             16,065           13,143            67       36,567
NET ASSETS:
   Beginning of year                                               140,980               --        32,643      131,498
                                                                  --------          -------      --------     --------
   End of year                                                    $157,045          $13,143      $ 32,710     $168,065
                                                                  ========          =======      ========     ========

                            See accompanying notes.

                                    VA I-22

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                          Sub-accounts
                                                                    --------------------------------------------------------
                                                                                    Vanguard
                                                                      Vanguard    LifeStrategy   Vanguard Prime
                                                                    LifeStrategy Moderate Growth  Money Market    Vanguard
                                                                    Income Fund       Fund            Fund      PRIMECAP Fund
                                                                    ------------ --------------- -------------- -------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                       $  6,727     $   22,638        $  188        $   (5)
   Net realized gain (loss) on investments                               4,802         17,323            --           107
   Capital gain distributions from mutual funds                            387          1,159            --           176
   Net change in unrealized appreciation (depreciation) of
     investments                                                          (298)        19,883            --            47
                                                                      --------     ----------        ------        ------
Increase (decrease) in net assets resulting from operations             11,618         61,003           188           325
                                                                      --------     ----------        ------        ------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                               --             --            --            --
   Administrative charges                                                   --             --            --            --
   Net transfers from (to) other Sub-accounts or fixed rate option     (27,642)       155,454            --            --
   Mortality reserve transfers                                              --             --            --            --
   Contract withdrawals                                                     --             --            --            --
   Surrender charges                                                        --             --            --            --
   Death benefits                                                           --             --            --            --
   Annuity payments                                                    (13,409)       (80,427)         (394)         (289)
                                                                      --------     ----------        ------        ------
Increase (decrease) in net assets resulting from principal
  transactions                                                         (41,051)        75,027          (394)         (289)
                                                                      --------     ----------        ------        ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                (29,433)       136,030          (206)           36
NET ASSETS:
   Beginning of year                                                   222,047        906,953         4,477         3,144
                                                                      --------     ----------        ------        ------
   End of year                                                        $192,614     $1,042,983        $4,271        $3,180
                                                                      ========     ==========        ======        ======
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                       $  6,747     $   18,020        $  185        $   (4)
   Net realized gain (loss) on investments                                 468          8,673            --            88
   Capital gain distributions from mutual funds                          1,067             --            --           173
   Net change in unrealized appreciation (depreciation) of
     investments                                                         5,950         74,510            --            83
                                                                      --------     ----------        ------        ------
Increase (decrease) in net assets resulting from operations             14,232        101,203           185           340
                                                                      --------     ----------        ------        ------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                               --             --            --            --
   Administrative charges                                                   --             --            --            --
   Net transfers from (to) other Sub-accounts or fixed rate option      47,212        146,909            (1)           (1)
   Mortality reserve transfers                                              --             --            --            --
   Contract withdrawals                                                     --             --            --            --
   Surrender charges                                                        --             --            --            --
   Death benefits                                                           --             --            --            --
   Annuity payments                                                    (14,889)       (69,517)         (396)         (270)
                                                                      --------     ----------        ------        ------
Increase (decrease) in net assets resulting from principal
  transactions                                                          32,323         77,392          (397)         (271)
                                                                      --------     ----------        ------        ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 46,555        178,595          (212)           69
NET ASSETS:
   Beginning of year                                                   175,492        728,358         4,689         3,075
                                                                      --------     ----------        ------        ------
   End of year                                                        $222,047     $  906,953        $4,477        $3,144
                                                                      ========     ==========        ======        ======

                            See accompanying notes.

                                    VA I-23

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                       Sub-accounts
                                                             ---------------------------------------------------------------
                                                             Vanguard Small-  Vanguard Small- Vanguard Total  Vanguard Total
                                                             Cap Growth Index Cap Value Index  Bond Market    International
                                                                   Fund            Fund         Index Fund   Stock Index Fund
                                                             ---------------- --------------- -------------- ----------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                  $   (63)         $   342        $   123         $  6,199
   Net realized gain (loss) on investments                           395              347           (252)          20,233
   Capital gain distributions from mutual funds                       --               --             --               --
   Net change in unrealized appreciation (depreciation) of
     investments                                                   1,411           (2,755)           244           17,147
                                                                 -------          -------        -------         --------
Increase (decrease) in net assets resulting from operations        1,743           (2,066)           115           43,579
                                                                 -------          -------        -------         --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                         --               --             --               --
   Administrative charges                                             --               --             --               --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                           (4)              (4)        (8,351)             (11)
   Mortality reserve transfers                                        --               --             --               --
   Contract withdrawals                                               --               --             --               --
   Surrender charges                                                  --               --             --               --
   Death benefits                                                     --               --             --               --
   Annuity payments                                               (1,867)          (2,406)          (191)         (43,711)
                                                                 -------          -------        -------         --------
Increase (decrease) in net assets resulting from principal
  transactions                                                    (1,871)          (2,410)        (8,542)         (43,722)
                                                                 -------          -------        -------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (128)          (4,476)        (8,427)            (143)
NET ASSETS:
   Beginning of year                                              19,750           29,051          8,427          307,249
                                                                 -------          -------        -------         --------
   End of year                                                   $19,622          $24,575        $    --         $307,106
                                                                 =======          =======        =======         ========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                  $   (92)         $   327        $   355         $  5,320
   Net realized gain (loss) on investments                           150              173            (38)          12,477
   Capital gain distributions from mutual funds                       --               --             --               --
   Net change in unrealized appreciation (depreciation) of
     investments                                                   2,023            3,381            (26)          49,188
                                                                 -------          -------        -------         --------
Increase (decrease) in net assets resulting from operations        2,081            3,881            291           66,985
                                                                 -------          -------        -------         --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                         --               --             --               --
   Administrative charges                                             --               --             --               --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                           --            8,371             (2)              (5)
   Mortality reserve transfers                                        --               --             --               --
   Contract withdrawals                                               --               --             --               --
   Surrender charges                                                  --               --             --               --
   Death benefits                                                     --               --             --               --
   Annuity payments                                               (1,727)          (2,190)          (760)         (37,032)
                                                                 -------          -------        -------         --------
Increase (decrease) in net assets resulting from principal
  transactions                                                    (1,727)           6,181           (762)         (37,037)
                                                                 -------          -------        -------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              354           10,062           (471)          29,948
NET ASSETS:
   Beginning of year                                              19,396           18,989          8,898          277,301
                                                                 -------          -------        -------         --------
   End of year                                                   $19,750          $29,051        $ 8,427         $307,249
                                                                 =======          =======        =======         ========

                            See accompanying notes.

                                    VA I-24

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                       Sub-accounts
                                                             ----------------------------------------------------------------
                                                                                               Vanguard VIF    Vanguard VIF
                                                             Vanguard U.S.    Vanguard VIF    Capital Growth Diversified Value
                                                              Growth Fund  Balanced Portfolio   Portfolio        Portfolio
                                                             ------------- ------------------ -------------- -----------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                 $   (8)        $  107,432        $   (452)       $  9,021
   Net realized gain (loss) on investments                          90             81,529          16,138          25,799
   Capital gain distributions from mutual funds                     --            202,295           4,476          22,182
   Net change in unrealized appreciation (depreciation) of
     investments                                                   334            (21,095)          5,114         (43,256)
                                                                ------         ----------        --------        --------
Increase (decrease) in net assets resulting from operations        416            370,161          25,276          13,746
                                                                ------         ----------        --------        --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                       --                 --              --              --
   Administrative charges                                           --                 --              --              --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                         --            995,423         345,897         370,303
   Mortality reserve transfers                                      --                 --            (366)         (2,938)
   Contract withdrawals                                             --                 --              --              --
   Surrender charges                                                --                 --              --              --
   Death benefits                                                   --                 --              --              --
   Annuity payments                                               (419)          (375,590)        (25,504)        (55,635)
                                                                ------         ----------        --------        --------
Increase (decrease) in net assets resulting from principal
  transactions                                                    (419)           619,833         320,027         311,730
                                                                ------         ----------        --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (3)           989,994         345,303         325,476
NET ASSETS:
   Beginning of year                                             4,584          4,568,050         177,719         446,466
                                                                ------         ----------        --------        --------
   End of year                                                  $4,581         $5,558,044        $523,022        $771,942
                                                                ======         ==========        ========        ========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                 $  (13)        $   66,768        $     86        $  4,479
   Net realized gain (loss) on investments                          52             56,248           1,968          24,671
   Capital gain distributions from mutual funds                     --            105,934           5,001           4,156
   Net change in unrealized appreciation (depreciation) of
     investments                                                    --            289,088           7,392          27,932
                                                                ------         ----------        --------        --------
Increase (decrease) in net assets resulting from operations         39            518,038          14,447          61,238
                                                                ------         ----------        --------        --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                       --                 --              --              --
   Administrative charges                                           --                 --              --              --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                         (1)           903,940          59,969          49,433
   Mortality reserve transfers                                      --                 --              --              --
   Contract withdrawals                                             --             (5,104)         (2,573)             --
   Surrender charges                                                --                 --              --              --
   Death benefits                                                   --                 --              --              --
   Annuity payments                                               (402)          (267,719)         (8,209)        (29,973)
                                                                ------         ----------        --------        --------
Increase (decrease) in net assets resulting from principal
  transactions                                                    (403)           631,117          49,187          19,460
                                                                ------         ----------        --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (364)         1,149,155          63,634          80,698
NET ASSETS:
   Beginning of year                                             4,948          3,418,895         114,085         365,768
                                                                ------         ----------        --------        --------
   End of year                                                  $4,584         $4,568,050        $177,719        $446,466
                                                                ======         ==========        ========        ========

                            See accompanying notes.

                                    VA I-25

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                    Sub-accounts
                                                             ----------------------------------------------------------
                                                             Vanguard VIF  Vanguard VIF                   Vanguard VIF
                                                             Equity Income Equity Index   Vanguard VIF   High Yield Bond
                                                               Portfolio    Portfolio   Growth Portfolio    Portfolio
                                                             ------------- ------------ ---------------- ---------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                $ 13,099      $  4,849       $    119        $ 23,962
   Net realized gain (loss) on investments                       13,017         8,208            365            (228)
   Capital gain distributions from mutual funds                  44,655        19,129             --              --
   Net change in unrealized appreciation (depreciation) of
     investments                                                (42,408)       (5,944)         6,439         (18,585)
                                                               --------      --------       --------        --------
Increase (decrease) in net assets resulting from operations      28,363        26,242          6,923           5,149
                                                               --------      --------       --------        --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                        --            --             --              --
   Administrative charges                                            --            --             --              --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                      40,795       232,029         41,267          26,218
   Mortality reserve transfers                                   (4,123)           --             --          (1,712)
   Contract withdrawals                                              --            --             --              --
   Surrender charges                                                 --            --             --              --
   Death benefits                                                    --            --             --              --
   Annuity payments                                             (46,807)      (55,252)        (5,528)        (35,601)
                                                               --------      --------       --------        --------
Increase (decrease) in net assets resulting from principal
  transactions                                                  (10,135)      176,777         35,739         (11,095)
                                                               --------      --------       --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          18,228       203,019         42,662          (5,946)
NET ASSETS:
   Beginning of year                                            624,226       430,794         60,284         376,901
                                                               --------      --------       --------        --------
   End of year                                                 $642,454      $633,813       $102,946        $370,955
                                                               ========      ========       ========        ========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                $  6,752      $  3,591       $   (125)       $ 14,761
   Net realized gain (loss) on investments                        1,848         1,982          3,061             (91)
   Capital gain distributions from mutual funds                  14,681        20,165             --              --
   Net change in unrealized appreciation (depreciation) of
     investments                                                 57,312        15,875         (3,110)          1,555
                                                               --------      --------       --------        --------
Increase (decrease) in net assets resulting from operations      80,593        41,613           (174)         16,225
                                                               --------      --------       --------        --------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                        --            --             --              --
   Administrative charges                                            --            --             --              --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                     262,872       223,153          4,680         208,048
   Mortality reserve transfers                                       --            --             --              --
   Contract withdrawals                                          (5,100)           --         (2,613)             --
   Surrender charges                                                 --            --             --              --
   Death benefits                                                    --            --             --              --
   Annuity payments                                             (26,176)      (34,080)        (4,145)        (22,841)
                                                               --------      --------       --------        --------
Increase (decrease) in net assets resulting from principal
  transactions                                                  231,596       189,073         (2,078)        185,207
                                                               --------      --------       --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         312,189       230,686         (2,252)        201,432
NET ASSETS:
   Beginning of year                                            312,037       200,108         62,536         175,469
                                                               --------      --------       --------        --------
   End of year                                                 $624,226      $430,794       $ 60,284        $376,901
                                                               ========      ========       ========        ========

                            See accompanying notes.

                                    VA I-26

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                    Sub-accounts
                                                             ----------------------------------------------------------
                                                             Vanguard VIF                      Vanguard VIF Vanguard VIF
                                                             International  Vanguard VIF Mid-  Money Market  REIT Index
                                                               Portfolio   Cap Index Portfolio  Portfolio    Portfolio
                                                             ------------- ------------------- ------------ ------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                               $   20,056        $  2,582       $    17,836   $   7,523
   Net realized gain (loss) on investments                        76,182          20,092                --      (3,286)
   Capital gain distributions from mutual funds                   67,358          41,316                --      41,010
   Net change in unrealized appreciation (depreciation) of
     investments                                                 103,499         (45,288)               --    (134,896)
                                                              ----------        --------       -----------   ---------
Increase (decrease) in net assets resulting from operations      267,095          18,702            17,836     (89,649)
                                                              ----------        --------       -----------   ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                         --              --         5,843,510          --
   Administrative charges                                             --              --                --          --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                      585,674         165,358        (4,172,055)     15,479
   Mortality reserve transfers                                    (2,944)             --            (3,079)     (5,122)
   Contract withdrawals                                               --              --                --          --
   Surrender charges                                                  --              --                --          --
   Death benefits                                                     --              --                --          --
   Annuity payments                                             (130,843)        (31,686)           (6,052)    (34,647)
                                                              ----------        --------       -----------   ---------
Increase (decrease) in net assets resulting from principal
  transactions                                                   451,887         133,672         1,662,324     (24,290)
                                                              ----------        --------       -----------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          718,982         152,374         1,680,160    (113,939)
NET ASSETS:
   Beginning of year                                           1,478,249         324,199             4,299     444,848
                                                              ----------        --------       -----------   ---------
   End of year                                                $2,197,231        $476,573       $ 1,684,459   $ 330,909
                                                              ==========        ========       ===========   =========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                               $    1,908        $  1,309       $     9,495   $   4,335
   Net realized gain (loss) on investments                        29,714           5,133               233      20,500
   Capital gain distributions from mutual funds                    4,201          10,869                --      19,337
   Net change in unrealized appreciation (depreciation) of
     investments                                                 102,413          20,689                --      56,722
                                                              ----------        --------       -----------   ---------
Increase (decrease) in net assets resulting from operations      138,236          38,000             9,728     100,894
                                                              ----------        --------       -----------   ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                         --              --         4,553,790          --
   Administrative charges                                             --              --                --          --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                      949,901          48,844        (4,592,329)    153,921
   Mortality reserve transfers                                        --              --                --          --
   Contract withdrawals                                          (10,630)             --                --          --
   Surrender charges                                                  --              --                --          --
   Death benefits                                                     --              --                --          --
   Annuity payments                                              (41,626)        (18,012)             (713)    (25,812)
                                                              ----------        --------       -----------   ---------
Increase (decrease) in net assets resulting from principal
  transactions                                                   897,645          30,832           (39,252)    128,109
                                                              ----------        --------       -----------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        1,035,881          68,832           (29,524)    229,003
NET ASSETS:
   Beginning of year                                             442,368         255,367            33,823     215,845
                                                              ----------        --------       -----------   ---------
   End of year                                                $1,478,249        $324,199       $     4,299   $ 444,848
                                                              ==========        ========       ===========   =========

                            See accompanying notes.

                                    VA I-27

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                       Sub-accounts
                                                             ---------------------------------------------------------------
                                                               Vanguard VIF                                      Vanguard VIF
                                                                Short-Term      Vanguard VIF     Vanguard VIF    Total Stock
                                                             Investment-Grade  Small Company   Total Bond Market Market Index
                                                                Portfolio     Growth Portfolio  Index Portfolio   Portfolio
                                                             ---------------- ---------------- ----------------- ------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                  $  5,728         $    (32)        $ 20,895       $   12,350
   Net realized gain (loss) on investments                            198            3,863           (3,246)          61,806
   Capital gain distributions from mutual funds                        --           17,110               --          101,823
   Net change in unrealized appreciation (depreciation) of
     investments                                                    2,707          (12,571)          21,001          (73,230)
                                                                 --------         --------         --------       ----------
Increase (decrease) in net assets resulting from operations         8,633            8,370           38,650          102,749
                                                                 --------         --------         --------       ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                          --               --               --               --
   Administrative charges                                              --               --               --               --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                        71,425           68,027          267,535          460,763
   Mortality reserve transfers                                     (7,223)              --          (10,341)          (1,973)
   Contract withdrawals                                                --               --               --               --
   Surrender charges                                                   --               --               --               --
   Death benefits                                                      --               --               --               --
   Annuity payments                                               (14,182)         (15,038)         (51,920)        (209,521)
                                                                 --------         --------         --------       ----------
Increase (decrease) in net assets resulting from principal
  transactions                                                     50,020           52,989          205,274          249,269
                                                                 --------         --------         --------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            58,653           61,359          243,924          352,018
NET ASSETS:
   Beginning of year                                              145,842          172,093          444,780        2,202,013
                                                                 --------         --------         --------       ----------
   End of year                                                   $204,495         $233,452         $688,704       $2,554,031
                                                                 ========         ========         ========       ==========
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                  $  2,192         $   (289)        $ 13,170       $    5,473
   Net realized gain (loss) on investments                            (79)           1,162           (3,029)          28,941
   Capital gain distributions from mutual funds                        --            8,216               --           99,647
   Net change in unrealized appreciation (depreciation) of
     investments                                                    2,425             (305)           4,656           59,498
                                                                 --------         --------         --------       ----------
Increase (decrease) in net assets resulting from operations         4,538            8,784           14,797          193,559
                                                                 --------         --------         --------       ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                          --               --               --               --
   Administrative charges                                              --               --               --               --
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                        90,978          103,853          105,626        1,062,152
   Mortality reserve transfers                                         --               --               --               --
   Contract withdrawals                                            (5,047)          (2,539)              --          (17,926)
   Surrender charges                                                   --               --               --               --
   Death benefits                                                      --               --               --               --
   Annuity payments                                                (9,333)          (9,532)         (34,083)        (134,634)
                                                                 --------         --------         --------       ----------
Increase (decrease) in net assets resulting from principal
  transactions                                                     76,598           91,782           71,543          909,592
                                                                 --------         --------         --------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            81,136          100,566           86,340        1,103,151
NET ASSETS:
   Beginning of year                                               64,706           71,527          358,440        1,098,862
                                                                 --------         --------         --------       ----------
   End of year                                                   $145,842         $172,093         $444,780       $2,202,013
                                                                 ========         ========         ========       ==========

                            See accompanying notes.

                                    VA I-28

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
For the Years Ended December 31, 2007 and 2006

                                                                                  Sub-accounts
                                                                        -------------------------------
                                                                           Vanguard     Vanguard Windsor
                                                                        Wellington Fund       Fund
                                                                        --------------- ----------------
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss)                                            $  3,119          $   22
   Net realized gain (loss) on investments                                    1,835              59
   Capital gain distributions from mutual funds                               5,213             311
   Net change in unrealized appreciation (depreciation) of investments         (673)           (500)
                                                                           --------          ------
Increase (decrease) in net assets resulting from operations                   9,494            (108)
                                                                           --------          ------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                                    --              --
   Administrative charges                                                        --              --
   Net transfers from (to) other Sub-accounts or fixed rate option             (189)             (1)
   Mortality reserve transfers                                                   --              --
   Contract withdrawals                                                          --              --
   Surrender charges                                                             --              --
   Death benefits                                                                --              --
   Annuity payments                                                         (12,228)           (274)
                                                                           --------          ------
Increase (decrease) in net assets resulting from principal transactions     (12,417)           (275)
                                                                           --------          ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (2,923)           (383)
NET ASSETS:
   Beginning of year                                                        128,741           3,121
                                                                           --------          ------
   End of year                                                             $125,818          $2,738
                                                                           ========          ======
For the Year Ended December 31, 2006
OPERATIONS:
   Net investment income (loss)                                            $  2,904          $   22
   Net realized gain (loss) on investments                                    1,026              48
   Capital gain distributions from mutual funds                               5,332             237
   Net change in unrealized appreciation (depreciation) of investments        7,338             197
                                                                           --------          ------
Increase (decrease) in net assets resulting from operations                  16,600             504
                                                                           --------          ------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                                    --              --
   Administrative charges                                                        --              --
   Net transfers from (to) other Sub-accounts or fixed rate option              334              (1)
   Mortality reserve transfers                                                   --              --
   Contract withdrawals                                                          --              --
   Surrender charges                                                             --              --
   Death benefits                                                                --              --
   Annuity payments                                                         (11,408)           (254)
                                                                           --------          ------
Increase (decrease) in net assets resulting from principal transactions     (11,074)           (255)
                                                                           --------          ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       5,526             249
NET ASSETS:
   Beginning of year                                                        123,215           2,872
                                                                           --------          ------
   End of year                                                             $128,741          $3,121
                                                                           ========          ======

                            See accompanying notes.

                                    VA I-29

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

Note A - Organization

Variable Account I (the "Account") was established by AIG Life Insurance Company (the "Company") on June 5, 1986, to fund individual single purchase payment deferred variable annuity contracts, individual flexible premium deferred variable annuity contracts and group flexible premium deferred variable annuity contracts (the "contracts") issued by the Company. New contracts for the following products are available for sale by the Account:
Group and Individual Immediate Variable Annuity ("GIVA") and Vanguard Lifetime Income Program Group and Individual Immediate Variable Annuity ("Vanguard SPIA"). New contracts for the following products are no longer available for sale by the Account: Ovation, Ovation Plus, Ovation Advisor, Gallery, Variable Annuity, Paradigm, Trilogy, and Profile. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Account is divided into "Sub-accounts", which invest in independently managed mutual fund portfolios ("Funds"). The Funds available to contract owners through the various Sub-accounts are as follows:

                  AIM Variable Insurance Funds ("AIM V.I."):
                 AIM V.I. Capital Appreciation Fund - Series I
                 AIM V.I. International Growth Fund - Series I

 AllianceBernstein Variable Products Series Fund, Inc. ("AllianceBernstein"):
       AllianceBernstein Americas Government Income Portfolio - Class A
           AllianceBernstein Balanced Shares Portfolio - Class A (3)
               AllianceBernstein Global Bond Portfolio - Class A
        AllianceBernstein Global Dollar Government Portfolio - Class A
            AllianceBernstein Global Technology Portfolio - Class A
            AllianceBernstein Global Technology Portfolio - Class B AllianceBernstein Growth and Income Portfolio - Class A AllianceBernstein Growth and Income Portfolio - Class B
                 AllianceBernstein Growth Portfolio - Class A
                 AllianceBernstein Growth Portfolio - Class B
               AllianceBernstein High Yield Portfolio - Class A
      AllianceBernstein International Growth Portfolio - Class A (4) (13)
 AllianceBernstein International Research Growth Portfolio - Class A (5) (13)
           AllianceBernstein International Value Portfolio - Class A
            AllianceBernstein Large Cap Growth Portfolio - Class A AllianceBernstein Large Cap Growth Portfolio - Class B
              AllianceBernstein Money Market Portfolio - Class A
              AllianceBernstein Money Market Portfolio - Class B
         AllianceBernstein Real Estate Investment Portfolio - Class A
            AllianceBernstein Small Cap Growth Portfolio - Class A
           AllianceBernstein Small/Mid Cap Value Portfolio - Class A
  AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class A AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class B
      AllianceBernstein U.S. Large Cap Blended Style Portfolio - Class B
             AllianceBernstein Utility Income Portfolio - Class A
                  AllianceBernstein Value Portfolio - Class B

                              American Funds(R):
                      American Funds(R) AMCAP Fund(R) (1)
              American Funds(R) The Bond Fund of America(SM) (1)
        American Funds(R) Capital World Growth and Income Fund(SM) (1)
               American Funds(R) EuroPacific Growth Fund(R) (1)
          American Funds(R) The Investment Company of America(R) (1)
                 American Funds(R) The New Economy Fund(R) (1)
                 American Funds(R) SMALLCAP World Fund(R) (1)
          American Funds(R) Washington Mutual Investors Fund(SM) (1)

                                    VA I-30

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

           BlackRock Variable Series Funds, Inc. ("BlackRock"): (8)
                 BlackRock Basic Value V.I. Fund - Class I (8)
              BlackRock Global Allocation V.I. Fund - Class I (8)
                BlackRock Global Growth V.I. Fund - Class I (8)
              BlackRock High Income V.I. Fund - Class I (8) (10)
             BlackRock International Value V.I. Fund - Class I (8)
               BlackRock Large Cap Core V.I. Fund - Class I (8)
              BlackRock Large Cap Growth V.I. Fund - Class I (8)
              BlackRock Money Market V.I. Fund - Class I (8) (11)
            BlackRock Total Return V.I. Fund - Class I (8) (9) (14)
      BlackRock Utilities and Telecommunications V.I. Fund - Class I (8)
             BlackRock Value Opportunities V.I. Fund - Class I (8)

                     Delaware VIP Trust ("Delaware VIP"):
                 Delaware VIP Balanced Series - Standard Class
             Delaware VIP Capital Reserves Series - Standard Class
               Delaware VIP Cash Reserve Series - Standard Class
           Delaware VIP Growth Opportunities Series - Standard Class
                Delaware VIP High Yield Series - Standard Class
                  Delaware VIP Value Series - Standard Class

                Dreyfus Stock Index Fund, Inc. - Initial Shares

               Dreyfus Variable Investment Fund ("Dreyfus VIF"):
        Dreyfus VIF Small Company Stock Portfolio - Initial Shares (12)

         Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP"):
          Fidelity(R) VIP Asset Manager(SM) Portfolio - Initial Class
            Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class
               Fidelity(R) VIP Growth Portfolio - Initial Class
             Fidelity(R) VIP High Income Portfolio - Initial Class
        Fidelity(R) VIP Investment Grade Bond Portfolio - Initial Class
            Fidelity(R) VIP Money Market Portfolio - Initial Class
              Fidelity(R) VIP Overseas Portfolio - Initial Class

              Franklin(R) Templeton(R) Investments ("Franklin"):
             Franklin Gold and Precious Metals Fund - Class A (1) Franklin Mutual Financial Services Fund - Class A (1)
                 Franklin Templeton Foreign Fund - Class A (1)

                        MFS(R) Mutual Funds ("MFS(R)"):
                   MFS(R) Emerging Growth Fund - Class A (1)
                    MFS(R) New Discovery Fund - Class A (1)
                      MFS(R) Research Fund - Class A (1)

                     OppenheimerFunds(R) ("Oppenheimer"):
               Oppenheimer International Bond Fund - Class A (1)
                Oppenheimer Strategic Income Fund - Class A (1)

                              Putnam Investments:
                  Putnam Discovery Growth Fund - Class A (1)
                  Putnam Health Sciences Trust - Class A (1)
         Putnam International Capital Opportunities Fund - Class A (1)
                       Putnam Voyager Fund - Class A (1)
              The Putnam Fund for Growth and Income - Class A (1)

                                    VA I-31

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

                           UBS Series Trust ("UBS"):
                         UBS U.S. Allocation Portfolio

               The Universal Institutional Funds, Inc. ("UIF"):
           UIF Core Plus Fixed Income Portfolio - Class I Shares (1)
               UIF Equity Growth Portfolio - Class I Shares (1)
            UIF International Magnum Portfolio - Class I Shares (1)
               UIF Mid Cap Growth Portfolio - Class I Shares (1)
              UIF Money Market Portfolio - Class I Shares (1) (6)
               UIF Technology Portfolio - Class I Shares (1) (7)
                   UIF Value Portfolio - Class I Shares (1)

                Van Eck Worldwide Insurance Trust ("Van Eck"):
            Van Eck Worldwide Emerging Markets Fund - Initial Class
              Van Eck Worldwide Hard Assets Fund - Initial Class

                    The Vanguard Group(R) ("Vanguard(R)"):
                          Vanguard(R) 500 Index Fund
                       Vanguard(R) Dividend Growth Fund
                             Vanguard(R) GNMA Fund
                         Vanguard(R) Health Care Fund
                Vanguard(R) Inflation-Protected Securities Fund
                   Vanguard(R) International Growth Fund (2)
             Vanguard(R) LifeStrategy(R) Conservative Growth Fund
                    Vanguard(R) LifeStrategy(R) Growth Fund
                    Vanguard(R) LifeStrategy(R) Income Fund
               Vanguard(R) LifeStrategy(R) Moderate Growth Fund
                      Vanguard(R) Prime Money Market Fund
                           Vanguard(R) PRIMECAP Fund
                    Vanguard(R) Small-Cap Growth Index Fund
                    Vanguard(R) Small-Cap Value Index Fund
                   Vanguard(R) Total Bond Market Index Fund
               Vanguard(R) Total International Stock Index Fund
                         Vanguard(R) U.S. Growth Fund
                        Vanguard(R) Wellington(TM) Fund
                         Vanguard(R) Windsor(TM) Fund

           Vanguard(R) Variable Insurance Fund ("Vanguard(R) VIF"):
                      Vanguard(R) VIF Balanced Portfolio
                   Vanguard(R) VIF Capital Growth Portfolio
                  Vanguard(R) VIF Diversified Value Portfolio
                    Vanguard(R) VIF Equity Income Portfolio
                    Vanguard(R) VIF Equity Index Portfolio
                       Vanguard(R) VIF Growth Portfolio
                   Vanguard(R) VIF High Yield Bond Portfolio
                    Vanguard(R) VIF International Portfolio
                    Vanguard(R) VIF Mid-Cap Index Portfolio
                    Vanguard(R) VIF Money Market Portfolio
                     Vanguard(R) VIF REIT Index Portfolio
             Vanguard(R) VIF Short-Term Investment-Grade Portfolio
                Vanguard(R) VIF Small Company Growth Portfolio
               Vanguard(R) VIF Total Bond Market Index Portfolio
              Vanguard(R) VIF Total Stock Market Index Portfolio

                                    VA I-32

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

(1)  Sub-accounts had no activity in the current year.

(2) Effective May 2, 2005, Vanguard International Growth Fund is no longer offered as an investment option.

(3) Effective February 1, 2006, AllianceBernstein Total Return Portfolio - Class A changed its name to AllianceBernstein Balanced Shares Portfolio - Class A.

(4) Effective February 1, 2006, AllianceBernstein Worldwide Privatization Portfolio - Class A changed its name to AllianceBernstein International Growth Portfolio - Class A.

(5) Effective February 1, 2006, AllianceBernstein International Portfolio - Class A changed its name to AllianceBernstein International Research Growth Portfolio - Class A.

(6) Effective April 28, 2006, UIF Money Market Portfolio - Class I Shares was closed and liquidated.

(7) Effective April 28, 2006, UIF Technology Portfolio - Class I Shares was closed and liquidated.

(8) Effective October 2, 2006, Merrill Lynch & Co., Inc.'s investment management business combined with that of BlackRock, Inc., the FAM Variable Series Funds, Inc. changed its name to BlackRock Variable Series Funds, Inc. and the Mercury funds changed their names to BlackRock funds.

(9) Effective October 2, 2006, Mercury Core Bond V.I. Fund - Class I changed its name to BlackRock Bond V.I. Fund - Class I.

(10) Effective October 2, 2006, Mercury High Current Income V.I. Fund - Class I changed its name to BlackRock High Income V.I. Fund - Class I.

(11) Effective October 2, 2006, Mercury Domestic Money Market V.I. Fund - Class I changed its name to BlackRock Money Market V.I. Fund - Class I.

(12) Effective May 1, 2007, Dreyfus VIF Small Company Stock Portfolio - Initial Shares was closed and liquidated.

(13) Effective December 7, 2007, AllianceBernstein International Research Growth Portfolio was acquired by AllianceBernstein International Growth Portfolio.

(14) Effective December 10, 2007, BlackRock Bond V.I. Fund - Class I changed its name to BlackRock Total Return V.I. Fund - Class I.

In addition to the Sub-accounts above, contract owners may allocate contract funds to a fixed account that is part of the Company's general account. Contract owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Account are segregated from the Company's other assets. The operations of the Account are part of the Company.

Net purchases from the contracts are allocated to the Sub-accounts and invested in the Funds in accordance with contract owner instructions. The purchases are recorded as principal transactions in the Statement of Changes in Net Assets.

Note B - Summary of Significant Accounting Policies and Basis of Presentation

The accompanying financial statements of the Account have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Account and the methods of applying those principles are presented below.

Use of estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

Security valuation - The investments in shares of the Funds are stated at the net asset value of the respective portfolio as determined by the Funds, which value their securities at fair value.

Security transactions and related investment income - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

                                    VA I-33

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note B - Summary of Significant Accounting Policies and Basis of Presentation - Continued

Annuity reserves - For contract owners who select a variable payout option, reserves are initially established based on estimated mortality (where applicable) and other assumptions, including provisions for the risk of adverse deviation from assumptions. The assumed interest rate used to determine annuity payments is 3.5% or 5.0% for all contracts except "deferred load" contracts and contracts issued prior to January 1, 1982, which have an assumed interest rate of 3.0%.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Account to the Company. If there are transfers between the Company and the Account they will be disclosed as mortality reserve transfers in the Statement of Changes in Net Assets under principle transactions.

Annuity reserves are calculated according to either the 1983(a) Individual Mortality Table or the Annuity 2000 Mortality Table, depending on the calendar year of annuitization.

Federal income taxes - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Account in determining its federal income tax liability. As a result, the Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Account are not taxable. Therefore, no federal income tax provision has been made.

Accumulation unit - This is a measuring unit used to calculate the contract owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

Note C - Contract Charges

Premium taxes - The Company will deduct premium taxes imposed by certain states from purchase payments when received; from the owner's account value at the time annuity payments begin; from the amount of any partial withdrawal; or from proceeds payable upon termination of the certificate for any other reason, including death of the owner or annuitant, or surrender of the certificate. The applicable rates currently range from 0% to 3.5%. The rates are subject to change.

Mortality and expense risk and administrative charges - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Sub-accounts. A summary of the charges by contract follows:

                                                   Mortality & Expense Risk and
                                                      Administrative Charges
Contracts                                              Maximum Annual Rate
-------------------------------------------------  ----------------------------
Gallery                                                        1.40%
Ovation                                                        1.40%
Ovation Advisor                                                1.40%
Ovation Plus                                                   1.40%
Paradigm                                                       1.40%
Profile                                                        1.40%
GIVA                                                           1.25%
Trilogy                                                        1.40%
Vanguard SPIA                                                  0.52%
Variable Annuity                                               1.40%

Accidental death benefit charges - Daily charges for the Accidental Death Benefit (ADB) option are assessed through the daily unit value calculation on all contracts that have elected this option and are equivalent, on an annual basis, to 0.05% of the value of the contracts. These charges are included as part of the mortality and expense risk and administrative charges line of the Statement of Operations.

                                    VA I-34

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note C - Contract Charges - Continued

Annual administrative fee - An annual administrative expense charge of $30 may be assessed against each contract on its anniversary date. The annual administrative expense is paid by redemption of units outstanding. Contracts under the Vanguard SPIA and GIVA products are not subject to the annual administrative expense charge. Annual fees are included with administrative charges in the Statement of Changes in Net Assets under principal transactions.

Distribution charges - Daily charges for distribution expenses are assessed on all contracts issued under the Ovation Plus product and are equivalent, on an annual basis, to 0.20% of the value of the contracts. These charges are paid to the Company by redemption of units outstanding. These charges are included as part of the administrative charges line of the Statement of Changes in Net Assets under principal transactions.

Death benefit rider charges - The Annual Ratchet Plan is a death benefit rider. Daily charges for the Annual Ratchet Plan option are assessed on all contracts that have elected this option and are equivalent, on an annual basis, to 0.10% of the value of the contracts. These charges are paid to the Company by redemption of units outstanding. These charges are included as part of the administrative charges line of the Statement of Changes in Net Assets under principal transactions.

The Equity Assurance Plan is a death benefit rider. Daily charges for the Equity Assurance Plan option are assessed on all contracts that have elected this option and are equivalent, on an annual basis, to a maximum 0.20% of the value of the contracts. These charges are paid to the Company by redemption of units outstanding. These charges are included as part of the administrative charges line of the Statement of Changes in Net Assets under principal transactions.

The Estate Benefit Payment is a death benefit rider. Daily charges for the Estate Benefit Payment option are assessed on all contracts that have elected this option and are equivalent, on an annual basis, to 0.20% of the value of the contracts. These charges are paid to the Company by redemption of units outstanding. These charges are included as part of the administrative charges line of the Statement of Changes in Net Assets under principal transactions.

Transfer charges - A $10 transfer fee for each transfer in excess of 12 during the contract year may be assessed on all contracts issued under the Vanguard SPIA and GIVA products. Transfer requests are subject to the Company's published rules concerning market timing. A contract owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net transfers from
(to) other sub-accounts or fixed rate option in the Statement of Changes in Net Assets under principal transactions.

Surrender charge - In the event that a contract owner withdraws all or a portion of the contract value within the surrender charge period, the contracts provide that they will be assessed a surrender charge. The surrender charge is based on a table of charges, of which the maximum charge is 6% of the contract value subject to a maximum of 8.5% of premiums paid for single premium contracts and a maximum charge of 6% of premiums paid for flexible premium contracts. Contracts under the Ovation Advisor, Vanguard SPIA and GIVA products are not subjected to surrender charges. For the Vanguard SPIA product, a partial withdrawal transaction charge may be assessed for each partial withdrawal. The partial withdrawal transaction charge is the lesser of 2% of the amount withdrawn or $25. The surrender charges and partial withdrawals are paid by redemption of units outstanding. The surrender charges and partial withdrawals are included with surrender charges in the Statement of Changes in Net Assets under principal transactions.

                                    VA I-35

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales

For the year ended December 31, 2007, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                              Cost of    Proceeds
Sub-accounts                                                                 Purchases  from Sales
--------------------------------------------------------------------------- ----------- -----------
AIM V.I. Capital Appreciation Fund - Series I                               $    33,884 $   282,288
AIM V.I. International Growth Fund - Series I                                   153,788     483,085
AllianceBernstein Americas Government Income Portfolio - Class A              3,272,602   7,228,163
AllianceBernstein Balanced Shares Portfolio - Class A                        10,857,672  35,306,673
AllianceBernstein Global Bond Portfolio - Class A                             3,596,913   4,043,539
AllianceBernstein Global Dollar Government Portfolio - Class A                4,927,674   7,153,315
AllianceBernstein Global Technology Portfolio - Class A                         873,577  12,748,662
AllianceBernstein Global Technology Portfolio - Class B                       1,856,684   5,730,856
AllianceBernstein Growth and Income Portfolio - Class A                      11,347,917  57,568,069
AllianceBernstein Growth and Income Portfolio - Class B                      11,268,347  32,628,884
AllianceBernstein Growth Portfolio - Class A                                    283,589  21,090,051
AllianceBernstein Growth Portfolio - Class B                                    522,644   9,395,439
AllianceBernstein High Yield Portfolio - Class A                              2,832,930   8,067,057
AllianceBernstein International Growth Portfolio - Class A                   85,348,724  16,533,597
AllianceBernstein International Research Growth Portfolio - Class A          21,697,206  73,634,068
AllianceBernstein International Value Portfolio - Class A                     8,155,744  16,455,696
AllianceBernstein Large Cap Growth Portfolio - Class A                          700,385  33,923,267
AllianceBernstein Large Cap Growth Portfolio - Class B                        1,338,325  12,880,580
AllianceBernstein Money Market Portfolio - Class A                           16,620,674  19,910,831
AllianceBernstein Money Market Portfolio - Class B                           18,245,318  18,147,869
AllianceBernstein Real Estate Investment Portfolio - Class A                 11,461,921  18,116,170
AllianceBernstein Small Cap Growth Portfolio - Class A                        1,574,831  14,256,933
AllianceBernstein Small/Mid Cap Value Portfolio - Class A                     8,030,399  14,870,551
AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class A  11,068,963  14,863,659
AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class B     257,976   1,408,884
AllianceBernstein U.S. Large Cap Blended Style Portfolio - Class B            1,330,253   1,128,360
AllianceBernstein Utility Income Portfolio - Class A                          6,433,818  15,303,548
AllianceBernstein Value Portfolio - Class B                                   4,279,062  16,179,124
BlackRock Basic Value V.I. Fund - Class I                                       784,591   1,469,299
BlackRock Global Allocation V.I. Fund - Class I                                 317,890     612,161
BlackRock Global Growth V.I. Fund - Class I                                      21,706     180,515
BlackRock High Income V.I. Fund - Class I                                        79,844     127,219
BlackRock International Value V.I. Fund - Class I                               501,953     618,547
BlackRock Large Cap Core V.I. Fund - Class I                                    469,743     271,269
BlackRock Large Cap Growth V.I. Fund - Class I                                   64,478      95,858
BlackRock Money Market V.I. Fund - Class I                                      550,059     685,573
BlackRock Total Return V.I. Fund - Class I                                       17,021      52,308
BlackRock Utilities and Telecommunications V.I. Fund - Class I                  244,061     262,233
BlackRock Value Opportunities V.I. Fund - Class I                               319,171     700,870
Delaware VIP Balanced Series - Standard Class                                    29,111     285,265
Delaware VIP Capital Reserves Series - Standard Class                             7,508       2,048
Delaware VIP Cash Reserve Series - Standard Class                               147,158     160,983
Delaware VIP Growth Opportunities Series - Standard Class                       134,118     190,334
Delaware VIP High Yield Series - Standard Class                                  32,511      35,601
Delaware VIP Value Series - Standard Class                                      210,927   1,016,803
Dreyfus Stock Index Fund, Inc. - Initial Shares                                 183,991   1,607,623
Dreyfus VIF Small Company Stock Portfolio - Initial Shares                      183,648     899,837
Fidelity VIP Asset Manager Portfolio - Initial Class                            340,291   1,809,349
Fidelity VIP Contrafund Portfolio - Initial Class                               650,133   1,149,901
Fidelity VIP Growth Portfolio - Initial Class                                    62,401   1,069,083
Fidelity VIP High Income Portfolio - Initial Class                              177,123     310,886

                                    VA I-36

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales - Continued

For the year ended December 31, 2007, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                              Cost of    Proceeds
Sub-accounts                                                 Purchases  from Sales
------------------------------------------------------------ ---------- ----------
Fidelity VIP Investment Grade Bond Portfolio - Initial Class $  297,119 $  564,118
Fidelity VIP Money Market Portfolio - Initial Class           2,616,077  2,390,149
Fidelity VIP Overseas Portfolio - Initial Class                  19,200     24,695
UBS U.S. Allocation Portfolio                                   491,633  3,819,884
Van Eck Worldwide Emerging Markets Fund - Initial Class         292,985    432,682
Van Eck Worldwide Hard Assets Fund - Initial Class              188,253    402,392
Vanguard 500 Index Fund                                             533      2,886
Vanguard Dividend Growth Fund                                     9,896      1,747
Vanguard GNMA Fund                                                9,642      2,192
Vanguard Health Care Fund                                         5,333      8,363
Vanguard Inflation-Protected Securities Fund                    120,039    100,987
Vanguard International Growth Fund                                1,400      1,158
Vanguard LifeStrategy Conservative Growth Fund                  163,455      6,668
Vanguard LifeStrategy Growth Fund                               371,742    206,401
Vanguard LifeStrategy Income Fund                                41,434     75,371
Vanguard LifeStrategy Moderate Growth Fund                      185,245     86,424
Vanguard Prime Money Market Fund                                    221        428
Vanguard PRIMECAP Fund                                              196        314
Vanguard Small-Cap Growth Index Fund                                 93      2,027
Vanguard Small-Cap Value Index Fund                                 554      2,622
Vanguard Total Bond Market Index Fund                             8,487     16,906
Vanguard Total International Stock Index Fund                     7,856     45,379
Vanguard U.S. Growth Fund                                            27        455
Vanguard VIF Balanced Portfolio                               1,451,513    521,954
Vanguard VIF Capital Growth Portfolio                           397,790     73,739
Vanguard VIF Diversified Value Portfolio                        459,571    116,638
Vanguard VIF Equity Income Portfolio                            207,538    159,919
Vanguard VIF Equity Index Portfolio                             309,902    109,148
Vanguard VIF Growth Portfolio                                    41,769      5,912
Vanguard VIF High Yield Bond Portfolio                           52,541     39,673
Vanguard VIF International Portfolio                            770,284    230,983
Vanguard VIF Mid-Cap Index Portfolio                            292,120    114,548
Vanguard VIF Money Market Portfolio                           6,487,582  4,807,422
Vanguard VIF REIT Index Portfolio                               345,323    321,078
Vanguard VIF Short-Term Investment-Grade Portfolio               77,832     22,084
Vanguard VIF Small Company Growth Portfolio                     105,396     35,329
Vanguard VIF Total Bond Market Index Portfolio                  398,080    171,911
Vanguard VIF Total Stock Market Index Portfolio                 680,477    317,035
Vanguard Wellington Fund                                         10,427     14,511
Vanguard Windsor Fund                                               357        298

                                    VA I-37

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments

The following is a summary of fund shares owned as of December 31, 2007.

                                                                               Net Asset   Value of
                                                                               Value Per  Shares at     Cost of
Sub-accounts                                                          Shares     Share    Fair Value  Shares Held
------------------------------------------------------------------- ---------- --------- ------------ ------------
AIM V.I. Capital Appreciation Fund - Series I                           22,504  $29.37   $    660,935 $    611,033
AIM V.I. International Growth Fund - Series I                           26,200   33.63        881,109      612,174
AllianceBernstein Americas Government Income Portfolio - Class A     2,246,535   12.58     28,261,406   28,196,714
AllianceBernstein Balanced Shares Portfolio - Class A                6,072,157   19.93    121,018,084  105,350,350
AllianceBernstein Global Bond Portfolio - Class A                    1,218,326   12.37     15,070,695   14,812,911
AllianceBernstein Global Dollar Government Portfolio - Class A       1,318,583   13.43     17,708,566   18,118,122
AllianceBernstein Global Technology Portfolio - Class A              1,958,866   20.71     40,568,116   53,609,016
AllianceBernstein Global Technology Portfolio - Class B                995,929   20.31     20,227,318   13,544,145
AllianceBernstein Growth and Income Portfolio - Class A              5,122,634   26.82    137,389,038  112,448,995
AllianceBernstein Growth and Income Portfolio - Class B              5,993,959   26.55    159,139,620  123,260,436
AllianceBernstein Growth Portfolio - Class A                         2,270,945   22.91     52,027,341   53,143,816
AllianceBernstein Growth Portfolio - Class B                         1,826,364   22.42     40,947,070   27,668,134
AllianceBernstein High Yield Portfolio - Class A                     3,139,731    6.90     21,664,144   23,094,652
AllianceBernstein International Growth Portfolio - Class A           4,172,954   24.89    103,864,837  106,832,480
AllianceBernstein International Value Portfolio - Class A            2,052,376   25.14     51,596,743   38,587,708
AllianceBernstein Large Cap Growth Portfolio - Class A               2,989,215   30.61     91,499,883   94,981,267
AllianceBernstein Large Cap Growth Portfolio - Class B               2,065,112   29.96     61,870,746   45,043,936
AllianceBernstein Money Market Portfolio - Class A                  14,808,846    1.00     14,808,846   14,808,846
AllianceBernstein Money Market Portfolio - Class B                  14,218,286    1.00     14,218,286   14,218,286
AllianceBernstein Real Estate Investment Portfolio - Class A         1,884,028   16.23     30,577,768   36,527,204
AllianceBernstein Small Cap Growth Portfolio - Class A               2,181,631   15.48     33,771,641   24,522,433
AllianceBernstein Small/Mid Cap Value Portfolio - Class A            2,684,331   17.11     45,928,910   39,978,303
AllianceBernstein U.S. Government/High Grade Securities Portfolio -
  Class A                                                            4,960,203   11.78     58,431,189   59,955,766
AllianceBernstein U.S. Government/High Grade Securities Portfolio -
  Class B                                                              143,114   11.67      1,670,140    1,692,059
AllianceBernstein U.S. Large Cap Blended Style Portfolio - Class B     241,553   13.48      3,256,136    3,140,728
AllianceBernstein Utility Income Portfolio - Class A                 1,650,168   29.73     49,059,488   31,007,731
AllianceBernstein Value Portfolio - Class B                          4,328,259   13.79     59,686,694   47,295,749
BlackRock Basic Value V.I. Fund - Class I                              368,485   13.86      5,107,201    5,165,916
BlackRock Global Allocation V.I. Fund - Class I                        120,761   16.03      1,935,800    1,674,206
BlackRock Global Growth V.I. Fund - Class I                             38,739   18.02        698,074      414,436
BlackRock High Income V.I. Fund - Class I                               47,646    7.26        345,911      370,801
BlackRock International Value V.I. Fund - Class I                      149,743   14.38      2,153,299    2,006,526
BlackRock Large Cap Core V.I. Fund - Class I                            67,682   29.75      2,013,552    1,908,288
BlackRock Large Cap Growth V.I. Fund - Class I                          77,419   12.71        984,001      734,859
BlackRock Money Market V.I. Fund - Class I                             305,422    1.00        305,422      305,422
BlackRock Total Return V.I. Fund - Class I                              22,022   11.77        259,202      260,356
BlackRock Utilities and Telecommunications V.I. Fund - Class I          49,346   12.60        621,760      516,113
BlackRock Value Opportunities V.I. Fund - Class I                       84,706   19.11      1,618,733    2,052,411
Delaware VIP Balanced Series - Standard Class                           43,000   14.82        637,255      645,045
Delaware VIP Capital Reserves Series - Standard Class                   16,533    9.67        159,876      162,268
Delaware VIP Cash Reserve Series - Standard Class                      235,934    1.00        235,934      235,934
Delaware VIP Growth Opportunities Series - Standard Class               48,852   21.36      1,043,486    1,012,654
Delaware VIP High Yield Series - Standard Class                         77,603    5.95        461,737      483,516
Delaware VIP Value Series - Standard Class                             169,271   21.44      3,629,178    2,763,844
Dreyfus Stock Index Fund, Inc. - Initial Shares                        107,971   37.40      4,038,124    3,249,964
Fidelity VIP Asset Manager Portfolio - Initial Class                   180,759   16.57      2,995,184    2,478,876
Fidelity VIP Contrafund Portfolio - Initial Class                       77,889   27.90      2,173,101    2,055,363
Fidelity VIP Growth Portfolio - Initial Class                           64,771   45.12      2,922,475    2,010,134
Fidelity VIP High Income Portfolio - Initial Class                      95,258    5.98        569,642      605,376
Fidelity VIP Investment Grade Bond Portfolio - Initial Class           106,997   12.76      1,365,286    1,341,518

                                    VA I-38

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments - Continued

The following is a summary of fund shares owned as of December 31, 2007.

                                                                  Net Asset  Value of
                                                                  Value Per Shares at     Cost of
Sub-accounts                                             Shares     Share   Fair Value  Shares Held
------------------------------------------------------- --------- --------- ----------- -----------
Fidelity VIP Money Market Portfolio - Initial Class     2,376,947  $  1.00  $ 2,376,947 $ 2,376,947
Fidelity VIP Overseas Portfolio - Initial Class             7,644    25.32      193,552     100,802
UBS U.S. Allocation Portfolio                             742,107    15.32   11,369,073  10,604,951
Van Eck Worldwide Emerging Markets Fund - Initial Class    23,436    27.72      649,649     506,020
Van Eck Worldwide Hard Assets Fund - Initial Class         15,332    41.19      631,511     453,437
Vanguard 500 Index Fund                                       208   135.15       28,065      23,489
Vanguard Dividend Growth Fund                               2,515    15.21       38,253      32,191
Vanguard GNMA Fund                                          2,015    10.37       20,892      20,555
Vanguard Health Care Fund                                     421   138.63       58,367      53,324
Vanguard Inflation-Protected Securities Fund               14,854    12.45      184,930     181,656
Vanguard International Growth Fund                            565    24.82       14,025      13,435
Vanguard LifeStrategy Conservative Growth Fund             11,189    17.14      191,781     183,832
Vanguard LifeStrategy Growth Fund                          13,597    25.07      340,885     338,529
Vanguard LifeStrategy Income Fund                          13,526    14.24      192,615     184,022
Vanguard LifeStrategy Moderate Growth Fund                 49,174    21.21    1,042,983     896,753
Vanguard Prime Money Market Fund                            4,271     1.00        4,271       4,271
Vanguard PRIMECAP Fund                                         44    72.05        3,180       2,292
Vanguard Small-Cap Growth Index Fund                          981    20.01       19,622      15,871
Vanguard Small-Cap Value Index Fund                         1,587    15.49       24,575      24,326
Vanguard Total International Stock Index Fund              15,440    19.89      307,107     174,162
Vanguard U.S. Growth Fund                                     230    19.91        4,582       3,593
Vanguard VIF Balanced Portfolio                           267,729    20.76    5,558,044   5,097,707
Vanguard VIF Capital Growth Portfolio                      28,195    18.55      523,023     500,362
Vanguard VIF Diversified Value Portfolio                   47,271    16.33      771,942     750,812
Vanguard VIF Equity Income Portfolio                       32,464    19.79      642,454     622,753
Vanguard VIF Equity Index Portfolio                        21,456    29.54      633,812     616,824
Vanguard VIF Growth Portfolio                               7,154    14.39      102,946      95,676
Vanguard VIF High Yield Bond Portfolio                     45,183     8.21      370,955     382,404
Vanguard VIF International Portfolio                       92,166    23.84    2,197,232   1,933,195
Vanguard VIF Mid-Cap Index Portfolio                       25,650    18.58      476,574     474,108
Vanguard VIF Money Market Portfolio                     1,684,459     1.00    1,684,459   1,684,459
Vanguard VIF REIT Index Portfolio                          17,490    18.92      330,910     386,837
Vanguard VIF Short-Term Investment-Grade Portfolio         18,987    10.77      204,495     198,613
Vanguard VIF Small Company Growth Portfolio                12,862    18.15      233,452     236,707
Vanguard VIF Total Bond Market Index Portfolio             59,680    11.54      688,705     668,277
Vanguard VIF Total Stock Market Index Portfolio            82,150    31.09    2,554,031   2,458,106
Vanguard Wellington Fund                                    3,857    32.62      125,818     115,919
Vanguard Windsor Fund                                         174    15.71        2,738       2,740

                                    VA I-39

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units

Summary of Changes in Units for the year ended December 31, 2007.

                                                             Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Sub-accounts                                                 Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
------------------------------------------------------------ ------------ -------------- ------------- ------------- ------------
2 AIM V.I. Capital Appreciation Fund - Series I                   1,252            (54)         --            --           1,198
3 AIM V.I. Capital Appreciation Fund - Series I                     197        (20,346)         --           (24)        (20,173)
2 AIM V.I. International Growth Fund - Series I                      --            (90)         --            --             (90)
3 AIM V.I. International Growth Fund - Series I                   3,961        (19,604)          5            (5)        (15,643)
1 AllianceBernstein Americas Government Income Portfolio
   - Class A                                                      6,484       (256,255)         --          (313)       (250,084)
2 AllianceBernstein Americas Government Income Portfolio
   - Class A                                                         --         (4,502)         --            --          (4,502)
1 AllianceBernstein Balanced Shares Portfolio - Class A          18,767     (1,008,868)         --          (953)       (991,054)
2 AllianceBernstein Balanced Shares Portfolio - Class A              --        (65,393)         --            --         (65,393)
3 AllianceBernstein Balanced Shares Portfolio - Class A             102         (2,303)         --            --          (2,201)
1 AllianceBernstein Global Bond Portfolio - Class A             117,686       (156,932)        819          (208)        (38,635)
2 AllianceBernstein Global Bond Portfolio - Class A               3,861         (4,608)         --            --            (747)
3 AllianceBernstein Global Bond Portfolio - Class A                  --            (62)         --            --             (62)
1 AllianceBernstein Global Dollar Government Portfolio -
   Class A                                                       15,046       (116,847)         --           (54)       (101,855)
2 AllianceBernstein Global Dollar Government Portfolio -
   Class A                                                           --         (5,377)         --            --          (5,377)
1 AllianceBernstein Global Technology Portfolio - Class A         3,928       (589,313)         --          (688)       (586,073)
2 AllianceBernstein Global Technology Portfolio - Class A         5,130        (23,389)         --            --         (18,259)
3 AllianceBernstein Global Technology Portfolio - Class A           403        (13,274)         --            --         (12,871)
4 AllianceBernstein Global Technology Portfolio - Class B         1,044       (198,845)         --          (102)       (197,903)
5 AllianceBernstein Global Technology Portfolio - Class B         6,719         (8,883)         --            --          (2,164)
1 AllianceBernstein Growth and Income Portfolio - Class A         5,733     (1,046,258)         --          (924)     (1,041,449)
2 AllianceBernstein Growth and Income Portfolio - Class A         1,857        (67,906)         --            --         (66,049)
3 AllianceBernstein Growth and Income Portfolio - Class A            98        (31,325)         --          (179)        (31,406)
4 AllianceBernstein Growth and Income Portfolio - Class B         7,685       (616,497)         --          (576)       (609,388)
5 AllianceBernstein Growth and Income Portfolio - Class B           258        (18,291)         --            --         (18,033)
1 AllianceBernstein Growth Portfolio - Class A                    2,924       (659,696)         --          (268)       (657,040)
2 AllianceBernstein Growth Portfolio - Class A                       --        (19,651)         --            --         (19,651)
3 AllianceBernstein Growth Portfolio - Class A                       18        (28,069)         --            --         (28,051)
4 AllianceBernstein Growth Portfolio - Class B                    1,496       (286,903)         --           (18)       (285,425)
5 AllianceBernstein Growth Portfolio - Class B                       --         (7,432)         --            --          (7,432)
1 AllianceBernstein High Yield Portfolio - Class A                2,002       (540,563)        851          (191)       (537,901)
2 AllianceBernstein High Yield Portfolio - Class A                   --        (41,176)         --            --         (41,176)
1 AllianceBernstein International Growth Portfolio - Class A  1,453,849       (284,739)      3,223          (224)      1,172,109
2 AllianceBernstein International Growth Portfolio - Class A     46,728        (10,712)         --            --          36,016
1 AllianceBernstein International Research Growth Portfolio
   - Class A                                                      1,053     (2,497,593)        209        (5,171)     (2,501,502)
2 AllianceBernstein International Research Growth Portfolio
   - Class A                                                         --       (105,524)         --            --        (105,524)
1 AllianceBernstein International Value Portfolio - Class A      36,308       (417,194)        528          (119)       (380,477)
2 AllianceBernstein International Value Portfolio - Class A          90        (20,265)         --            --         (20,175)
1 AllianceBernstein Large Cap Growth Portfolio - Class A          5,378       (965,349)         --        (1,238)       (961,209)
2 AllianceBernstein Large Cap Growth Portfolio - Class A          2,942        (60,267)         --            --         (57,325)
3 AllianceBernstein Large Cap Growth Portfolio - Class A             --         (7,312)          8          (159)         (7,463)
4 AllianceBernstein Large Cap Growth Portfolio - Class B          6,516       (330,417)      1,340        (1,197)       (323,758)
5 AllianceBernstein Large Cap Growth Portfolio - Class B            216        (21,895)         --            --         (21,679)
1 AllianceBernstein Money Market Portfolio - Class A          1,023,342     (1,305,978)        119        (1,145)       (283,662)
2 AllianceBernstein Money Market Portfolio - Class A             47,693        (46,292)         --            --           1,401
4 AllianceBernstein Money Market Portfolio - Class B            731,773       (747,955)      1,588          (135)        (14,729)
5 AllianceBernstein Money Market Portfolio - Class B             16,326        (22,697)         --            --          (6,371)
1 AllianceBernstein Real Estate Investment Portfolio -
   Class A                                                        5,135       (400,544)        326          (675)       (395,758)
2 AllianceBernstein Real Estate Investment Portfolio -
   Class A                                                        2,358        (17,704)         --            --         (15,346)
1 AllianceBernstein Small Cap Growth Portfolio - Class A          4,821       (817,226)        678          (845)       (812,572)
2 AllianceBernstein Small Cap Growth Portfolio - Class A             --        (20,530)         --            --         (20,530)
3 AllianceBernstein Small Cap Growth Portfolio - Class A          1,830           (783)         --            --           1,047

                                    VA I-40

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2007.

                                                           Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Sub-accounts                                               Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
---------------------------------------------------------- ------------ -------------- ------------- ------------- ------------
1 AllianceBernstein Small/Mid Cap Value Portfolio -
   Class A                                                     9,126       (470,316)       1,135        (2,357)      (462,412)
2 AllianceBernstein Small/Mid Cap Value Portfolio -
   Class A                                                        87        (19,536)          --            --        (19,449)
1 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class A                                       312,950       (642,409)       1,610        (1,419)      (329,268)
2 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class A                                           156        (14,050)          --            --        (13,894)
4 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class B                                            --        (72,272)          --            --        (72,272)
5 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class B                                           123         (2,098)          --            --         (1,975)
1 AllianceBernstein U.S. Large Cap Blended Style Portfolio
   - Class B                                                  54,333        (46,518)          --          (210)         7,605
2 AllianceBernstein U.S. Large Cap Blended Style Portfolio
   - Class B                                                      --         (2,178)          --            --         (2,178)
1 AllianceBernstein Utility Income Portfolio - Class A        41,966       (313,480)          --          (176)      (271,690)
2 AllianceBernstein Utility Income Portfolio - Class A            83        (19,904)          --            --        (19,821)
4 AllianceBernstein Value Portfolio - Class B                  7,112       (868,027)       2,589        (4,760)      (863,086)
5 AllianceBernstein Value Portfolio - Class B                    259        (40,048)          --            --        (39,789)
1 BlackRock Basic Value V.I. Fund - Class I                       22        (59,079)          --           (40)       (59,097)
2 BlackRock Basic Value V.I. Fund - Class I                      176         (3,359)          --            --         (3,183)
1 BlackRock Global Allocation V.I. Fund - Class I              7,096        (23,551)          --            --        (16,455)
2 BlackRock Global Allocation V.I. Fund - Class I                 --         (5,511)          --            --         (5,511)
1 BlackRock Global Growth V.I. Fund - Class I                     --        (10,968)          --            --        (10,968)
2 BlackRock Global Growth V.I. Fund - Class I                     --            (49)          --            --            (49)
1 BlackRock High Income V.I. Fund - Class I                      718         (6,306)          --            --         (5,588)
2 BlackRock High Income V.I. Fund - Class I                       --            (40)          --            --            (40)
1 BlackRock International Value V.I. Fund - Class I               --        (22,961)          --            --        (22,961)
2 BlackRock International Value V.I. Fund - Class I               --         (3,742)          --            --         (3,742)
1 BlackRock Large Cap Core V.I. Fund - Class I                 8,405        (11,390)          --           (41)        (3,026)
2 BlackRock Large Cap Core V.I. Fund - Class I                    --           (653)          --            --           (653)
1 BlackRock Large Cap Growth V.I. Fund - Class I               5,349         (7,204)          --            --         (1,855)
1 BlackRock Money Market V.I. Fund - Class I                  37,684        (49,872)          --            --        (12,188)
2 BlackRock Money Market V.I. Fund - Class I                      --             (6)          --            --             (6)
1 BlackRock Total Return V.I. Fund - Class I                     152         (3,338)          --            --         (3,186)
2 BlackRock Total Return V.I. Fund - Class I                      --             (4)          --            --             (4)
1 BlackRock Utilities and Telecommunications V.I. Fund -
   Class I                                                     3,627         (8,384)          --            --         (4,757)
2 BlackRock Utilities and Telecommunications V.I. Fund -
   Class I                                                        --             (9)          --            --             (9)
1 BlackRock Value Opportunities V.I. Fund - Class I               --        (21,305)          --            --        (21,305)
2 BlackRock Value Opportunities V.I. Fund - Class I              122         (3,803)          --            --         (3,681)
7 Delaware VIP Balanced Series - Standard Class                   --         (8,027)          --            --         (8,027)
7 Delaware VIP Capital Reserves Series - Standard Class           --             (2)          --            --             (2)
7 Delaware VIP Cash Reserve Series - Standard Class               83            (83)          --            --             --
7 Delaware VIP Cash Reserve Series - Standard Class               --         (1,272)          --            --         (1,272)
7 Delaware VIP Growth Opportunities Series - Standard
   Class                                                          --           (167)          --            --           (167)
7 Delaware VIP Growth Opportunities Series - Standard
   Class                                                          --         (1,097)          --            --         (1,097)
7 Delaware VIP High Yield Series - Standard Class                 --            (27)          --            --            (27)
7 Delaware VIP High Yield Series - Standard Class                 --         (1,022)          --            --         (1,022)
7 Delaware VIP Value Series - Standard Class                      --             (1)          --            --             (1)
7 Delaware VIP Value Series - Standard Class                     278        (19,573)         124          (247)       (19,418)
2 Dreyfus Stock Index Fund, Inc. - Initial Shares                 --           (120)          --            --           (120)
3 Dreyfus Stock Index Fund, Inc. - Initial Shares                562        (62,510)          --          (232)       (62,180)
2 Dreyfus VIF Small Company Stock Portfolio - Initial
   Shares                                                         --         (1,040)          --            --         (1,040)
3 Dreyfus VIF Small Company Stock Portfolio - Initial
   Shares                                                         59        (51,902)          --            --        (51,843)
3 Fidelity VIP Asset Manager Portfolio - Initial Class            --        (93,786)          --          (138)       (93,924)
2 Fidelity VIP Contrafund Portfolio - Initial Class               --             (1)          --            --             (1)

                                    VA I-41

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2007.

                                                         Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Sub-accounts                                             Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
-------------------------------------------------------- ------------ -------------- ------------- ------------- ------------
3 Fidelity VIP Contrafund Portfolio - Initial Class            391        (46,596)           --           (91)      (46,296)
2 Fidelity VIP Growth Portfolio - Initial Class                 --             --            --            --            --
3 Fidelity VIP Growth Portfolio - Initial Class                467        (51,937)           --          (191)      (51,661)
2 Fidelity VIP High Income Portfolio - Initial Class            55             --            --            --            55
3 Fidelity VIP High Income Portfolio - Initial Class           216        (13,114)           --            --       (12,898)
3 Fidelity VIP Investment Grade Bond Portfolio - Initial
   Class                                                     1,838        (19,992)           --          (318)      (18,472)
3 Fidelity VIP Money Market Portfolio - Initial Class      144,831       (133,666)           --          (391)       10,774
3 Fidelity VIP Overseas Portfolio - Initial Class               17         (1,055)           --            --        (1,038)
1 UBS U.S. Allocation Portfolio                                371       (173,228)           --            --      (172,857)
2 UBS U.S. Allocation Portfolio                                 --        (19,022)           --            --       (19,022)
3 Van Eck Worldwide Emerging Markets Fund - Initial
   Class                                                        87        (11,485)           --            --       (11,398)
2 Van Eck Worldwide Hard Assets Fund - Initial Class            --             (2)           --            --            (2)
3 Van Eck Worldwide Hard Assets Fund - Initial Class            90        (10,096)            5            (5)      (10,006)
1 Vanguard 500 Index Fund                                       --             --            --          (193)         (193)
6 Vanguard Dividend Growth Fund                                 --             --           575          (102)          473
6 Vanguard GNMA Fund                                            --             --           765          (183)          582
6 Vanguard Health Care Fund                                     --             --            --          (507)         (507)
6 Vanguard Inflation-Protected Securities Fund                  --             --         1,899        (1,060)          839
1 Vanguard International Growth Fund                            --             --            --           (53)          (53)
1 Vanguard LifeStrategy Conservative Growth Fund                --             --            --          (226)         (226)
6 Vanguard LifeStrategy Conservative Growth Fund                --             --        11,860          (222)       11,638
1 Vanguard LifeStrategy Growth Fund                             --             --            --           (91)          (91)
6 Vanguard LifeStrategy Growth Fund                             --             --        11,177        (1,031)       10,146
1 Vanguard LifeStrategy Income Fund                             --             --            --          (203)         (203)
6 Vanguard LifeStrategy Income Fund                             --             --            --        (3,164)       (3,164)
1 Vanguard LifeStrategy Moderate Growth Fund                    --             --            62        (3,003)       (2,941)
6 Vanguard LifeStrategy Moderate Growth Fund                    --             --        10,496        (2,502)        7,994
1 Vanguard Prime Money Market Fund                              --             --            --           (36)          (36)
1 Vanguard PRIMECAP Fund                                        --             --            --           (19)          (19)
1 Vanguard Small-Cap Growth Index Fund                          --             --            --          (110)         (110)
1 Vanguard Small-Cap Value Index Fund                           --             --            --          (157)         (157)
1 Vanguard Total Bond Market Index Fund                         --             --            --          (705)         (705)
6 Vanguard Total International Stock Index Fund                 --             --            --        (1,999)       (1,999)
1 Vanguard U.S. Growth Fund                                     --             --            --           (38)          (38)
6 Vanguard VIF Balanced Portfolio                               --             --        64,936       (24,562)       40,374
6 Vanguard VIF Capital Growth Portfolio                         --             --        20,943        (1,670)       19,273
1 Vanguard VIF Diversified Value Portfolio                      --             --            --          (116)         (116)
6 Vanguard VIF Diversified Value Portfolio                      --             --        20,936        (3,274)       17,662
1 Vanguard VIF Equity Income Portfolio                          --             --            --           (48)          (48)
6 Vanguard VIF Equity Income Portfolio                          --             --         2,695        (3,060)         (365)
1 Vanguard VIF Equity Index Portfolio                           --             --           635           (43)          592
6 Vanguard VIF Equity Index Portfolio                           --             --        15,149        (3,617)       11,532
6 Vanguard VIF Growth Portfolio                                 --             --         3,027          (407)        2,620
1 Vanguard VIF High Yield Bond Portfolio                        --             --           743        (1,062)         (319)
6 Vanguard VIF High Yield Bond Portfolio                        --             --         1,381        (1,952)         (571)
1 Vanguard VIF International Portfolio                          --             --            --        (1,295)       (1,295)
6 Vanguard VIF International Portfolio                          --             --        27,455        (5,654)       21,801
6 Vanguard VIF Mid-Cap Index Portfolio                          --             --         9,233        (1,744)        7,489
6 Vanguard VIF Money Market Portfolio                           --             --       525,960      (377,679)      148,281
1 Vanguard VIF REIT Index Portfolio                             --             --            --          (105)         (105)
6 Vanguard VIF REIT Index Portfolio                             --             --            --        (2,060)       (2,060)
6 Vanguard VIF Short-Term Investment-Grade Portfolio            --             --         6,734        (2,309)        4,425

                                    VA I-42

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2007.

                                                  Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Sub-accounts                                      Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
------------------------------------------------- ------------ -------------- ------------- ------------- ------------
6 Vanguard VIF Small Company Growth Portfolio          --            --           4,830         (1,007)       3,823
1 Vanguard VIF Total Bond Market Index Portfolio       --            --              --           (113)        (113)
6 Vanguard VIF Total Bond Market Index Portfolio       --            --          24,059         (5,743)      18,316
6 Vanguard VIF Total Stock Market Index Portfolio      --            --          29,751        (13,609)      16,142
1 Vanguard Wellington Fund                             --            --              --           (821)        (821)
1 Vanguard Windsor Fund                                --            --              --            (18)         (18)

                                    VA I-43

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                            Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Sub-accounts                                                Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
----------------------------------------------------------- ------------ -------------- ------------- ------------- ------------
2 AIM V.I. Capital Appreciation Fund - Series I                    --              (2)         --            --              (2)
3 AIM V.I. Capital Appreciation Fund - Series I                   277         (26,866)         57          (150)        (26,682)
2 AIM V.I. International Growth Fund - Series I                    --              (1)         --            --              (1)
3 AIM V.I. International Growth Fund - Series I                 3,585         (38,407)         --            --         (34,822)
1 AllianceBernstein Americas Government Income
   Portfolio - Class A                                          1,944        (400,774)         43          (398)       (399,185)
2 AllianceBernstein Americas Government Income
   Portfolio - Class A                                          3,014          (2,643)         --            --             371
1 AllianceBernstein Balanced Shares Portfolio - Class A        17,351        (957,378)      1,021        (1,347)       (940,353)
2 AllianceBernstein Balanced Shares Portfolio - Class A           145         (25,194)         --            --         (25,049)
3 AllianceBernstein Balanced Shares Portfolio - Class A            --          (6,037)         --            --          (6,037)
1 AllianceBernstein Global Bond Portfolio - Class A            20,159        (127,307)        202          (315)       (107,261)
2 AllianceBernstein Global Bond Portfolio - Class A               292          (8,851)         --            --          (8,559)
3 AllianceBernstein Global Bond Portfolio - Class A                --              (1)         --            --              (1)
1 AllianceBernstein Global Dollar Government Portfolio -
   Class A                                                     69,618         (96,671)         23          (197)        (27,227)
2 AllianceBernstein Global Dollar Government Portfolio -
   Class A                                                         --          (2,330)         --            --          (2,330)
1 AllianceBernstein Global Technology Portfolio - Class A       7,865        (943,528)        376        (2,019)       (937,306)
2 AllianceBernstein Global Technology Portfolio - Class A         122         (50,380)         --            --         (50,258)
3 AllianceBernstein Global Technology Portfolio - Class A         128         (17,264)         --            --         (17,136)
4 AllianceBernstein Global Technology Portfolio - Class B       2,003        (290,288)      1,115          (305)       (287,475)
5 AllianceBernstein Global Technology Portfolio - Class B           2         (19,229)         --            --         (19,227)
1 AllianceBernstein Growth and Income Portfolio - Class A      12,601      (1,398,245)      1,067        (2,120)     (1,386,697)
2 AllianceBernstein Growth and Income Portfolio - Class A       1,262         (42,050)         --            --         (40,788)
3 AllianceBernstein Growth and Income Portfolio - Class A         183         (35,904)         55          (234)        (35,900)
4 AllianceBernstein Growth and Income Portfolio - Class B      11,345        (650,683)      3,013          (295)       (636,620)
5 AllianceBernstein Growth and Income Portfolio - Class B         519         (21,409)         --            --         (20,890)
1 AllianceBernstein Growth Portfolio - Class A                  4,007        (800,623)        278        (1,300)       (797,638)
2 AllianceBernstein Growth Portfolio - Class A                     --         (32,662)         --            --         (32,662)
3 AllianceBernstein Growth Portfolio - Class A                    120         (16,520)         --            --         (16,400)
4 AllianceBernstein Growth Portfolio - Class B                  7,758        (354,726)          3           (22)       (346,987)
5 AllianceBernstein Growth Portfolio - Class B                  1,364          (1,945)         --            --            (581)
1 AllianceBernstein High Yield Portfolio - Class A              5,716        (459,276)         --            --        (453,560)
2 AllianceBernstein High Yield Portfolio - Class A              6,963         (13,400)         --            --          (6,437)
1 AllianceBernstein International Growth Portfolio -
   Class A                                                     97,868        (208,639)         77        (1,346)       (112,040)
2 AllianceBernstein International Growth Portfolio -
   Class A                                                        168         (16,542)         --            --         (16,374)
1 AllianceBernstein International Research Growth
   Portfolio - Class A                                          1,874        (503,081)        494        (1,113)       (501,826)
2 AllianceBernstein International Research Growth
   Portfolio - Class A                                          5,473          (8,673)         --            --          (3,200)
1 AllianceBernstein International Value Portfolio - Class A   470,653        (368,257)         --            --         102,396
2 AllianceBernstein International Value Portfolio - Class A     8,685          (7,242)         --            --           1,443
1 AllianceBernstein Large Cap Growth Portfolio - Class A        7,928      (1,148,895)      1,005        (2,593)     (1,142,555)
2 AllianceBernstein Large Cap Growth Portfolio - Class A        1,974         (61,500)         --            --         (59,526)
3 AllianceBernstein Large Cap Growth Portfolio - Class A           --          (7,548)         59          (204)         (7,693)
4 AllianceBernstein Large Cap Growth Portfolio - Class B        6,785        (306,895)      4,004          (271)       (296,377)
5 AllianceBernstein Large Cap Growth Portfolio - Class B          592         (16,458)         --            --         (15,866)
1 AllianceBernstein Money Market Portfolio - Class A          984,876      (1,084,714)          6           (95)        (99,927)
2 AllianceBernstein Money Market Portfolio - Class A          125,879        (150,511)         --            --         (24,632)
4 AllianceBernstein Money Market Portfolio - Class B          460,276        (667,517)         --            --        (207,241)
5 AllianceBernstein Money Market Portfolio - Class B           36,586          (5,906)         --            --          30,680
1 AllianceBernstein Real Estate Investment Portfolio -
   Class A                                                      2,084        (296,227)      2,517        (1,412)       (293,038)
2 AllianceBernstein Real Estate Investment Portfolio -
   Class A                                                        200         (13,895)         --            --         (13,695)
1 AllianceBernstein Small Cap Growth Portfolio - Class A      210,143        (527,478)        654        (1,208)       (317,889)
2 AllianceBernstein Small Cap Growth Portfolio - Class A          860         (61,680)         --            --         (60,820)
3 AllianceBernstein Small Cap Growth Portfolio - Class A           65         (10,124)         --            --         (10,059)

                                    VA I-44

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                           Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Sub-accounts                                               Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
---------------------------------------------------------- ------------ -------------- ------------- ------------- ------------
1 AllianceBernstein Small/Mid Cap Value Portfolio -
   Class A                                                    12,252       (561,924)      10,406          (548)      (539,814)
2 AllianceBernstein Small/Mid Cap Value Portfolio -
   Class A                                                       567        (14,460)          --            --        (13,893)
1 AllianceBernstein U.S. Government/High Grade
   Securities Portfolio - Class A                            118,235       (789,775)       1,648        (1,693)      (671,585)
2 AllianceBernstein U.S. Government/High Grade
   Securities Portfolio - Class A                              1,261        (32,182)          --            --        (30,921)
4 AllianceBernstein U.S. Government/High Grade
   Securities Portfolio - Class B                                 --        (20,572)          --            --        (20,572)
5 AllianceBernstein U.S. Government/High Grade
   Securities Portfolio - Class B                                 --           (450)          --            --           (450)
1 AllianceBernstein U.S. Large Cap Blended Style Portfolio
   - Class B                                                  55,028        (49,181)          85          (297)         5,635
2 AllianceBernstein U.S. Large Cap Blended Style Portfolio
   - Class B                                                      --           (377)          --            --           (377)
1 AllianceBernstein Utility Income Portfolio - Class A       114,917       (291,165)         190          (260)      (176,318)
2 AllianceBernstein Utility Income Portfolio - Class A            --         (9,498)          --            --         (9,498)
4 AllianceBernstein Value Portfolio - Class B                 47,518       (797,733)      22,792        (1,050)      (728,473)
5 AllianceBernstein Value Portfolio - Class B                     --        (19,159)          --            --        (19,159)
1 BlackRock Basic Value V.I. Fund - Class I                       26        (58,624)           8           (46)       (58,636)
2 BlackRock Basic Value V.I. Fund - Class I                       --         (5,276)          --            --         (5,276)
1 BlackRock Bond V.I. Fund - Class I                             239           (461)          --            --           (222)
2 BlackRock Bond V.I. Fund - Class I                              --             (3)          --            --             (3)
1 BlackRock Global Allocation V.I. Fund - Class I             30,297        (12,207)          --            --         18,090
2 BlackRock Global Allocation V.I. Fund - Class I              1,938           (132)          --            --          1,806
1 BlackRock Global Growth V.I. Fund - Class I                     --         (9,212)          --            --         (9,212)
2 BlackRock Global Growth V.I. Fund - Class I                     --            (54)          --            --            (54)
1 BlackRock High Income V.I. Fund - Class I                       --         (6,758)          --            --         (6,758)
2 BlackRock High Income V.I. Fund - Class I                       --            (45)          --            --            (45)
1 BlackRock International Value V.I. Fund - Class I               --        (22,133)          --            --        (22,133)
2 BlackRock International Value V.I. Fund - Class I            3,081         (1,099)          --            --          1,982
1 BlackRock Large Cap Core V.I. Fund - Class I                12,337        (17,323)           8           (48)        (5,026)
2 BlackRock Large Cap Core V.I. Fund - Class I                    --           (842)          --            --           (842)
1 BlackRock Large Cap Growth V.I. Fund - Class I               4,813         (1,758)          --            --          3,055
1 BlackRock Money Market V.I. Fund - Class I                  12,954         (6,270)          --            --          6,684
2 BlackRock Money Market V.I. Fund - Class I                      --             (7)          --            --             (7)
1 BlackRock Utilities and Telecommunications V.I. Fund -
   Class I                                                     1,565         (5,180)          --            --         (3,615)
2 BlackRock Utilities and Telecommunications V.I. Fund -
   Class I                                                        --            (10)          --            --            (10)
1 BlackRock Value Opportunities V.I. Fund - Class I               --        (22,558)          --            --        (22,558)
2 BlackRock Value Opportunities V.I. Fund - Class I               --         (2,276)          --            --         (2,276)
7 Delaware VIP Balanced Series - Standard Class                   --         (1,853)          --            --         (1,853)
7 Delaware VIP Capital Reserves Series - Standard Class           --         (1,939)          --            --         (1,939)
7 Delaware VIP Cash Reserve Series - Standard Class               89            (89)          --            --             --
7 Delaware VIP Cash Reserve Series - Standard Class               --         (3,204)          --            --         (3,204)
7 Delaware VIP Growth Opportunities Series - Standard
   Class                                                          --            (70)          --            --            (70)
7 Delaware VIP Growth Opportunities Series - Standard
   Class                                                          --         (2,213)          --            --         (2,213)
7 Delaware VIP High Yield Series - Standard Class                 --             (1)          --            --             (1)
7 Delaware VIP High Yield Series - Standard Class                 --         (1,202)          --            --         (1,202)
7 Delaware VIP Value Series - Standard Class                      --             --           --            --             --
7 Delaware VIP Value Series - Standard Class                      --        (11,235)          15          (142)       (11,362)
2 Dreyfus Stock Index Fund, Inc. - Initial Shares                 --             --           --            --             --
3 Dreyfus Stock Index Fund, Inc. - Initial Shares                809       (110,612)          75          (355)      (110,083)
2 Dreyfus VIF Small Company Stock Portfolio - Initial
   Shares                                                         --             --           --            --             --
3 Dreyfus VIF Small Company Stock Portfolio - Initial
   Shares                                                        350        (54,346)          --            --        (53,996)
3 Fidelity VIP Asset Manager Portfolio - Initial Class           296        (99,023)          26          (166)       (98,867)
2 Fidelity VIP Contrafund Portfolio - Initial Class               --           (305)          --            --           (305)

                                    VA I-45

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                         Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Sub-accounts                                             Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
-------------------------------------------------------- ------------ -------------- ------------- ------------- ------------
3 Fidelity VIP Contrafund Portfolio - Initial Class            581        (60,593)           47          (141)      (60,106)
2 Fidelity VIP Growth Portfolio - Initial Class                 --             --            --            --            --
3 Fidelity VIP Growth Portfolio - Initial Class                588        (68,983)           52          (242)      (68,585)
2 Fidelity VIP High Income Portfolio - Initial Class            --             --            --            --            --
3 Fidelity VIP High Income Portfolio - Initial Class            20        (43,704)           --            --       (43,684)
3 Fidelity VIP Investment Grade Bond Portfolio - Initial
   Class                                                        --        (56,099)           25          (353)      (56,427)
3 Fidelity VIP Money Market Portfolio - Initial Class      130,672       (134,293)        3,408          (477)         (690)
3 Fidelity VIP Overseas Portfolio - Initial Class               21         (3,998)           --            --        (3,977)
1 UBS U.S. Allocation Portfolio                              3,833       (162,993)           --            --      (159,160)
2 UBS U.S. Allocation Portfolio                                 --        (34,276)           --            --       (34,276)
1 UIF Core Plus Fixed Income Portfolio - Class I Shares         --             --            --        (3,047)       (3,047)
1 UIF Equity Growth Portfolio - Class I Shares                  --             --            --        (3,066)       (3,066)
1 UIF Technology Portfolio - Class I Shares                     --             --            --        (1,520)       (1,520)
3 Van Eck Worldwide Emerging Markets Fund - Initial
   Class                                                       478        (13,497)           --            --       (13,019)
2 Van Eck Worldwide Hard Assets Fund - Initial Class           253             (1)           --            --           252
3 Van Eck Worldwide Hard Assets Fund - Initial Class           645         (7,464)           --            --        (6,819)
1 Vanguard 500 Index Fund                                       --             --           644          (847)         (203)
6 Vanguard Dividend Growth Fund                                 --             --            --          (105)         (105)
6 Vanguard GNMA Fund                                            --             --            --          (188)         (188)
6 Vanguard Health Care Fund                                     --             --            --          (543)         (543)
6 Vanguard Inflation-Protected Securities Fund                  --             --         2,339          (916)        1,423
1 Vanguard International Growth Fund                            --             --         1,496          (773)          723
1 Vanguard LifeStrategy Conservative Growth Fund                --             --         2,515        (2,751)         (236)
1 Vanguard LifeStrategy Growth Fund                             --             --         1,012        (1,108)          (96)
6 Vanguard LifeStrategy Growth Fund                             --             --         1,893          (722)        1,171
1 Vanguard LifeStrategy Income Fund                             --             --         1,356        (1,569)         (213)
6 Vanguard LifeStrategy Income Fund                             --             --         4,115        (1,089)        3,026
1 Vanguard LifeStrategy Moderate Growth Fund                    --             --           638        (3,125)       (2,487)
6 Vanguard LifeStrategy Moderate Growth Fund                    --             --        10,928        (2,208)        8,720
1 Vanguard Prime Money Market Fund                              --             --           422          (460)          (38)
1 Vanguard PRIMECAP Fund                                        --             --           220          (239)          (19)
1 Vanguard Small-Cap Growth Index Fund                          --             --            --          (115)         (115)
1 Vanguard Small-Cap Value Index Fund                           --             --         1,137          (709)          428
1 Vanguard Total Bond Market Index Fund                         --             --           716          (782)          (66)
6 Vanguard Total International Stock Index Fund                 --             --            --        (2,103)       (2,103)
1 Vanguard U.S. Growth Fund                                     --             --           440          (479)          (39)
6 Vanguard VIF Balanced Portfolio                               --             --        65,286       (20,115)       45,171
6 Vanguard VIF Capital Growth Portfolio                         --             --         4,146          (752)        3,394
1 Vanguard VIF Diversified Value Portfolio                      --             --         3,291        (1,701)        1,590
6 Vanguard VIF Diversified Value Portfolio                      --             --         1,325        (1,830)         (505)
1 Vanguard VIF Equity Income Portfolio                          --             --         1,552        (1,601)          (49)
6 Vanguard VIF Equity Income Portfolio                          --             --        18,061        (2,128)       15,933
6 Vanguard VIF Equity Index Portfolio                           --             --        16,454        (2,559)       13,895
6 Vanguard VIF Growth Portfolio                                 --             --           311          (554)         (243)
1 Vanguard VIF High Yield Bond Portfolio                        --             --         2,869        (2,140)          729
6 Vanguard VIF High Yield Bond Portfolio                        --             --        15,362          (935)       14,427
1 Vanguard VIF International Portfolio                          --             --           854        (1,937)       (1,083)
6 Vanguard VIF International Portfolio                          --             --        50,510        (2,288)       48,222
6 Vanguard VIF Mid-Cap Index Portfolio                          --             --         3,202        (1,128)        2,074
6 Vanguard VIF Money Market Portfolio                           --             --       427,134      (430,003)       (2,869)
1 Vanguard VIF REIT Index Portfolio                             --             --         1,523        (1,634)         (111)
6 Vanguard VIF REIT Index Portfolio                             --             --         8,629        (1,279)        7,350

                                    VA I-46

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2006.

                                                     Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Sub-accounts                                         Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
---------------------------------------------------- ------------ -------------- ------------- ------------- ------------
6 Vanguard VIF Short-Term Investment-Grade Portfolio      --            --           8,566         (1,352)       7,214
6 Vanguard VIF Small Company Growth Portfolio             --            --           7,513           (891)       6,622
1 Vanguard VIF Total Bond Market Index Portfolio          --            --           3,205         (1,657)       1,548
6 Vanguard VIF Total Bond Market Index Portfolio          --            --           8,132         (3,070)       5,062
6 Vanguard VIF Total Stock Market Index Portfolio         --            --          74,513        (11,178)      63,335
1 Vanguard Wellington Fund                                --            --             245         (1,070)        (825)
1 Vanguard Windsor Fund                                   --            --             218           (238)         (20)

Footnotes

1 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and GIVA products.

2 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that have elected the Accidental Death Benefit option.

3  Profile product.

4 Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.

5 Ovation Plus, Ovation Advisor, Trilogy, Paradigm, and Profile products that have elected the Accidental Death Benefit option and are subject to 12B-1 fees.

6  Vanguard SPIA product.

7  Variable Annuity product.

                                    VA I-47

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2007 are as follows:

                                                                                             Investment
                                                                         Unit                  Income    Expense    Total
Sub-accounts                                                     Units   Value   Net Assets  Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------- --------- ------ ------------ ---------- --------- ----------
2 AIM V.I. Capital Appreciation Fund - Series I                    2,186 $13.28 $     29,016    0.00%     1.45%      10.39%
3 AIM V.I. Capital Appreciation Fund - Series I                   47,357  13.34      631,919    0.00%     1.40%      10.45%
2 AIM V.I. International Growth Fund - Series I                      889  20.62       18,330    0.38%     1.45%      13.06%
3 AIM V.I. International Growth Fund - Series I                   41,634  20.72      862,779    0.38%     1.40%      13.12%
1 AllianceBernstein Americas Government Income Portfolio -
   Class A                                                     1,203,921  23.24   27,976,251    5.90%     1.40%       6.86%
2 AllianceBernstein Americas Government Income Portfolio -
   Class A                                                        12,335  23.12      285,155    6.45%     1.45%       6.81%
1 AllianceBernstein Balanced Shares Portfolio - Class A        4,288,450  27.67  118,680,116    2.80%     1.40%       1.61%
2 AllianceBernstein Balanced Shares Portfolio - Class A           72,012  27.53    1,982,538    3.42%     1.45%       1.56%
3 AllianceBernstein Balanced Shares Portfolio - Class A           25,679  13.84      355,429    2.69%     1.40%       1.61%
1 AllianceBernstein Global Bond Portfolio - Class A              764,071  19.18   14,653,344    3.06%     1.40%       8.81%
2 AllianceBernstein Global Bond Portfolio - Class A               21,876  19.08      417,351    2.60%     1.45%       8.75%
3 AllianceBernstein Global Bond Portfolio - Class A                   --  14.39           --    6.09%     1.40%       8.81%
1 AllianceBernstein Global Dollar Government Portfolio -
   Class A                                                       464,285  37.42   17,374,779    6.18%     1.40%       3.07%
2 AllianceBernstein Global Dollar Government Portfolio -
   Class A                                                         8,966  37.23      333,787    6.19%     1.45%       3.02%
1 AllianceBernstein Global Technology Portfolio - Class A      1,907,223  20.16   38,458,522    0.00%     1.40%      18.52%
2 AllianceBernstein Global Technology Portfolio - Class A         91,910  20.06    1,843,688    0.00%     1.45%      18.46%
3 AllianceBernstein Global Technology Portfolio - Class A         13,627  19.51      265,906    0.00%     1.40%      18.52%
4 AllianceBernstein Global Technology Portfolio - Class B        946,958  19.80   18,745,540    0.00%     1.40%      18.22%
5 AllianceBernstein Global Technology Portfolio - Class B         75,245  19.69    1,481,777    0.00%     1.45%      18.16%
1 AllianceBernstein Growth and Income Portfolio - Class A      2,721,929  48.33  131,554,552    1.46%     1.40%       3.65%
2 AllianceBernstein Growth and Income Portfolio - Class A         69,620  48.08    3,347,352    1.43%     1.45%       3.60%
3 AllianceBernstein Growth and Income Portfolio - Class A         82,962  29.98    2,487,133    1.37%     1.40%       3.65%
4 AllianceBernstein Growth and Income Portfolio - Class B      3,280,496  47.33  155,265,465    1.23%     1.40%       3.39%
5 AllianceBernstein Growth and Income Portfolio - Class B         82,282  47.08    3,874,156    1.22%     1.45%       3.34%
1 AllianceBernstein Growth Portfolio - Class A                 1,649,024  30.08   49,606,492    0.00%     1.40%      11.44%
2 AllianceBernstein Growth Portfolio - Class A                    54,138  29.93    1,620,119    0.00%     1.45%      11.39%
3 AllianceBernstein Growth Portfolio - Class A                    38,503  20.80      800,730    0.00%     1.40%      11.44%
4 AllianceBernstein Growth Portfolio - Class B                 1,340,840  29.44   39,472,052    0.00%     1.40%      11.09%
5 AllianceBernstein Growth Portfolio - Class B                    50,367  29.29    1,475,018    0.00%     1.45%      11.03%
1 AllianceBernstein High Yield Portfolio - Class A             1,787,041  11.79   21,064,916    8.06%     1.40%      -0.52%
2 AllianceBernstein High Yield Portfolio - Class A                51,096  11.73      599,228    7.37%     1.45%      -0.57%
1 AllianceBernstein International Growth Portfolio - Class A   2,366,389  42.33  100,159,419    1.11%     1.40%      16.48%
2 AllianceBernstein International Growth Portfolio - Class A      88,003  42.11    3,705,418    1.19%     1.45%      16.42%
1 AllianceBernstein International Research Growth Portfolio -
   Class A                                                            --     --           --    2.87%     1.40%      24.41%
2 AllianceBernstein International Research Growth Portfolio -
   Class A                                                            --     --           --    2.42%     1.45%      24.35%
1 AllianceBernstein International Value Portfolio - Class A    1,939,560  25.80   50,042,096    1.22%     1.40%       4.36%
2 AllianceBernstein International Value Portfolio - Class A       60,457  25.71    1,554,648    1.17%     1.45%       4.31%
1 AllianceBernstein Large Cap Growth Portfolio - Class A       2,649,036  33.22   87,991,317    0.00%     1.40%      12.33%
2 AllianceBernstein Large Cap Growth Portfolio - Class A         102,270  33.04    3,379,379    0.00%     1.45%      12.27%
3 AllianceBernstein Large Cap Growth Portfolio - Class A           8,622  14.98      129,186    0.00%     1.40%      12.33%
4 AllianceBernstein Large Cap Growth Portfolio - Class B       1,854,536  32.58   60,428,287    0.00%     1.40%      12.03%
5 AllianceBernstein Large Cap Growth Portfolio - Class B          44,500  32.41    1,442,460    0.00%     1.45%      11.97%
1 AllianceBernstein Money Market Portfolio - Class A           1,059,929  13.58   14,388,649    4.67%     1.40%       2.89%
2 AllianceBernstein Money Market Portfolio - Class A              34,446  13.50      465,180    5.00%     1.45%       2.83%
4 AllianceBernstein Money Market Portfolio - Class B           1,027,110  13.29   13,650,521    4.10%     1.40%       2.63%
5 AllianceBernstein Money Market Portfolio - Class B              45,966  13.22      607,717    4.29%     1.45%       2.58%
1 AllianceBernstein Real Estate Investment Portfolio - Class A 1,025,122  28.53   29,246,048    1.44%     1.40%     -15.72%
2 AllianceBernstein Real Estate Investment Portfolio - Class A    46,923  28.38    1,331,721    1.23%     1.45%     -15.77%
1 AllianceBernstein Small Cap Growth Portfolio - Class A       2,119,855  15.24   32,303,525    0.00%     1.40%      12.48%

                                    VA I-48

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2007 are as follows:

                                                                                          Investment
                                                                       Unit                 Income    Expense    Total
Sub-accounts                                                   Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------ --------- ------ ----------- ---------- --------- ----------
2 AllianceBernstein Small Cap Growth Portfolio - Class A        89,648 $15.16 $ 1,358,997    0.00%     1.45%     12.42%
3 AllianceBernstein Small Cap Growth Portfolio - Class A         7,368  14.81     109,120    0.00%     1.40%     12.48%
1 AllianceBernstein Small/Mid Cap Value Portfolio - Class A  2,230,269  20.03  44,671,243    0.96%     1.40%      0.28%
2 AllianceBernstein Small/Mid Cap Value Portfolio - Class A     63,000  19.96   1,257,668    1.02%     1.45%      0.23%
1 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class A                                       3,359,323  17.04  57,240,408    4.71%     1.40%      3.39%
2 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class A                                          70,250  16.95   1,190,781    3.98%     1.45%      3.33%
4 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class B                                          97,447  16.67   1,624,565    4.55%     1.40%      3.13%
5 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class B                                           2,748  16.58      45,575    4.59%     1.45%      3.08%
1 AllianceBernstein U.S. Large Cap Blended Style Portfolio -
   Class B                                                     225,383  14.14   3,186,725    0.19%     1.40%      2.77%
2 AllianceBernstein U.S. Large Cap Blended Style Portfolio -
   Class B                                                       4,920  14.11      69,411    0.21%     1.45%      2.72%
1 AllianceBernstein Utility Income Portfolio - Class A       1,358,104  35.32  47,961,692    2.24%     1.40%     20.64%
2 AllianceBernstein Utility Income Portfolio - Class A          31,248  35.13   1,097,796    2.24%     1.45%     20.58%
4 AllianceBernstein Value Portfolio - Class B                4,105,699  14.23  58,413,949    1.28%     1.40%     -5.50%
5 AllianceBernstein Value Portfolio - Class B                   89,755  14.18   1,272,744    1.32%     1.45%     -5.55%
1 BlackRock Basic Value V.I. Fund - Class I                    226,732  20.76   4,706,248    1.39%     1.40%      0.40%
2 BlackRock Basic Value V.I. Fund - Class I                     19,415  20.65     400,953    1.45%     1.45%      0.35%
1 BlackRock Global Allocation V.I. Fund - Class I               92,675  20.16   1,868,216    2.72%     1.40%     15.37%
2 BlackRock Global Allocation V.I. Fund - Class I                3,370  20.06      67,584    1.67%     1.45%     15.32%
1 BlackRock Global Growth V.I. Fund - Class I                   42,382  16.23     687,985    0.98%     1.40%     34.97%
2 BlackRock Global Growth V.I. Fund - Class I                      624  16.16      10,089    1.06%     1.45%     34.90%
1 BlackRock High Income V.I. Fund - Class I                     24,897  13.71     341,367    8.70%     1.40%      0.96%
2 BlackRock High Income V.I. Fund - Class I                        520  13.64       7,088    7.97%     1.45%      0.91%
1 BlackRock International Value V.I. Fund - Class I             95,687  21.23   2,031,785    2.53%     1.40%      8.79%
2 BlackRock International Value V.I. Fund - Class I              5,748  21.14     121,514    2.15%     1.45%      8.74%
1 BlackRock Large Cap Core V.I. Fund - Class I                  98,398  20.05   1,972,886    1.00%     1.40%      6.83%
2 BlackRock Large Cap Core V.I. Fund - Class I                   2,039  19.95      40,666    0.88%     1.45%      6.77%
1 BlackRock Large Cap Growth V.I. Fund - Class I                84,709  11.62     984,001    0.29%     1.40%      6.87%
1 BlackRock Money Market V.I. Fund - Class I                    21,174  12.33     261,160    3.83%     1.40%      3.38%
2 BlackRock Money Market V.I. Fund - Class I                     3,607  12.27      44,262    4.74%     1.45%      3.33%
1 BlackRock Total Return V.I. Fund - Class I *                  14,961  14.28     213,629    5.19%     1.40%      2.19%
2 BlackRock Total Return V.I. Fund - Class I *                   3,295  14.21      46,814    4.74%     1.45%      2.14%
1 BlackRock Utilities and Telecommunications V.I. Fund -
   Class I                                                      22,132  25.42     562,498    1.78%     1.40%     24.62%
2 BlackRock Utilities and Telecommunications V.I. Fund -
   Class I                                                       2,344  25.29      59,262    1.78%     1.45%     24.56%
1 BlackRock Value Opportunities V.I. Fund - Class I             59,042  23.79   1,404,490    0.27%     1.40%     -2.28%
2 BlackRock Value Opportunities V.I. Fund - Class I              9,052  23.67     214,243    0.26%     1.45%     -2.33%
7 Delaware VIP Balanced Series - Standard Class                 19,050  33.45     637,255    3.75%     1.25%     -0.92%
7 Delaware VIP Capital Reserves Series - Standard Class          6,683  23.96     160,089    4.78%     1.25%      3.16%
7 Delaware VIP Cash Reserve Series - Standard Class                 --  14.22          --    0.00%     1.40%      3.31%
7 Delaware VIP Cash Reserve Series - Standard Class             13,404  17.63     236,329    4.71%     1.25%      3.46%
7 Delaware VIP Growth Opportunities Series - Standard Class      6,390  35.41     226,245    0.00%     1.40%     11.38%
7 Delaware VIP Growth Opportunities Series - Standard Class     20,427  40.01     817,241    0.00%     1.25%     11.55%
7 Delaware VIP High Yield Series - Standard Class                  641  19.63      12,581    6.92%     1.40%      1.36%
7 Delaware VIP High Yield Series - Standard Class               16,047  27.99     449,155    6.88%     1.25%      1.51%
7 Delaware VIP Value Series - Standard Class                     4,749  38.11     181,015    1.64%     1.40%     -4.08%
7 Delaware VIP Value Series - Standard Class                    75,960  45.39   3,448,163    1.80%     1.25%     -3.94%
2 Dreyfus Stock Index Fund, Inc. - Initial Shares                  694  23.00      15,956    1.69%     1.45%      3.73%
3 Dreyfus Stock Index Fund, Inc. - Initial Shares              173,935  23.12   4,022,169    1.64%     1.40%      3.78%

                                    VA I-49

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2007 are as follows:

                                                                                          Investment
                                                                       Unit                 Income    Expense    Total
Sub-accounts                                                    Units  Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------- ------- ------ ----------- ---------- --------- ----------
2 Dreyfus VIF Small Company Stock Portfolio - Initial Shares        -- $   -- $        --    0.00%     1.45%      8.42%
3 Dreyfus VIF Small Company Stock Portfolio - Initial Shares        --     --          --    0.00%     1.40%      8.44%
3 Fidelity VIP Asset Manager Portfolio - Initial Class         150,961  19.84   2,995,184    5.92%     1.40%     13.89%
2 Fidelity VIP Contrafund Portfolio - Initial Class                121  24.01       2,914    0.79%     1.45%     15.89%
3 Fidelity VIP Contrafund Portfolio - Initial Class             89,912  24.14   2,170,187    0.79%     1.40%     15.95%
2 Fidelity VIP Growth Portfolio - Initial Class                     77  22.27       1,706    0.85%     1.45%     25.13%
3 Fidelity VIP Growth Portfolio - Initial Class                130,459  22.39   2,920,769    0.85%     1.40%     25.19%
2 Fidelity VIP High Income Portfolio - Initial Class             1,223  13.12      16,048    7.35%     1.45%      1.30%
3 Fidelity VIP High Income Portfolio - Initial Class            41,970  13.19     553,594    7.35%     1.40%      1.35%
3 Fidelity VIP Investment Grade Bond Portfolio - Initial Class  79,441  17.19   1,365,286    4.39%     1.40%      2.89%
3 Fidelity VIP Money Market Portfolio - Initial Class          176,005  13.51   2,376,947    4.95%     1.40%      3.74%
3 Fidelity VIP Overseas Portfolio - Initial Class                8,558  22.62     193,551    3.34%     1.40%     15.67%
1 UBS U.S. Allocation Portfolio                                574,539  17.78  10,214,943    2.60%     1.40%      0.76%
2 UBS U.S. Allocation Portfolio                                 65,218  17.70   1,154,130    2.55%     1.45%      0.71%
3 Van Eck Worldwide Emerging Markets Fund - Initial Class       22,399  29.00     649,648    0.53%     1.40%     35.69%
2 Van Eck Worldwide Hard Assets Fund - Initial Class               250  34.10       8,536    0.11%     1.45%     43.25%
3 Van Eck Worldwide Hard Assets Fund - Initial Class            18,173  34.28     622,975    0.13%     1.40%     43.33%
1 Vanguard 500 Index Fund                                        2,039  13.77      28,065    1.86%     0.75%      4.59%
6 Vanguard Dividend Growth Fund                                  2,382  16.06      38,252    1.84%     0.52%      6.44%
6 Vanguard GNMA Fund                                             1,752  11.93      20,892    5.75%     0.52%      6.46%
6 Vanguard Health Care Fund                                      3,727  15.66      58,366    1.78%     0.52%      3.88%
6 Vanguard Inflation-Protected Securities Fund                  14,641  12.63     184,930    5.60%     0.52%     11.01%
1 Vanguard International Growth Fund                               670  20.92      14,025    1.98%     0.75%     15.11%
1 Vanguard LifeStrategy Conservative Growth Fund                 2,250  14.03      31,568    3.43%     0.75%      6.19%
6 Vanguard LifeStrategy Conservative Growth Fund                11,638  13.77     160,212    4.06%     0.52%      1.96%
1 Vanguard LifeStrategy Growth Fund                                905  15.51      14,044    2.29%     0.75%      6.65%
6 Vanguard LifeStrategy Growth Fund                             20,385  16.03     326,840    3.39%     0.52%      6.90%
1 Vanguard LifeStrategy Income Fund                              1,130  13.30      15,034    4.04%     0.75%      5.90%
6 Vanguard LifeStrategy Income Fund                             13,931  12.75     177,580    3.71%     0.52%      6.15%
1 Vanguard LifeStrategy Moderate Growth Fund                    30,250  14.87     449,750    2.88%     0.75%      6.55%
6 Vanguard LifeStrategy Moderate Growth Fund                    39,773  14.92     593,233    3.00%     0.52%      6.80%
1 Vanguard Prime Money Market Fund                                 380  11.23       4,271    5.05%     0.75%      4.37%
1 Vanguard PRIMECAP Fund                                           198  16.06       3,180    0.63%     0.75%     10.64%
1 Vanguard Small-Cap Growth Index Fund                           1,158  16.95      19,622    0.47%     0.75%      8.80%
1 Vanguard Small-Cap Value Index Fund                            1,730  14.20      24,575    2.07%     0.75%     -7.77%
1 Vanguard Total Bond Market Index Fund                             --  12.68          --    3.44%     0.75%      6.13%
6 Vanguard Total International Stock Index Fund                 13,349  23.01     307,106    2.56%     0.52%     14.92%
1 Vanguard U.S. Growth Fund                                        396  11.56       4,581    0.58%     0.75%      9.32%
6 Vanguard VIF Balanced Portfolio                              353,982  15.70   5,558,044    2.65%     0.52%      7.79%
6 Vanguard VIF Capital Growth Portfolio                         31,095  16.82     523,022    0.38%     0.52%     11.89%
1 Vanguard VIF Diversified Value Portfolio                       1,474  14.62      21,548    1.88%     0.75%      3.15%
6 Vanguard VIF Diversified Value Portfolio                      42,468  17.67     750,394    2.14%     0.52%      3.39%
1 Vanguard VIF Equity Income Portfolio                           1,496  13.92      20,835    2.48%     0.75%      3.75%
6 Vanguard VIF Equity Income Portfolio                          38,057  16.33     621,619    2.64%     0.52%      3.99%
1 Vanguard VIF Equity Index Portfolio                              592  13.20       7,813    0.00%     0.75%     -0.98%
6 Vanguard VIF Equity Index Portfolio                           41,395  15.12     626,000    1.45%     0.52%      4.83%
6 Vanguard VIF Growth Portfolio                                  7,320  14.06     102,946    0.60%     0.52%      9.64%
1 Vanguard VIF High Yield Bond Portfolio                        11,349  11.82     134,094    6.76%     0.75%      1.19%
6 Vanguard VIF High Yield Bond Portfolio                        18,752  12.63     236,861    7.17%     0.52%      1.42%
1 Vanguard VIF International Portfolio                           7,493  18.93     141,877    1.78%     0.75%     16.53%
6 Vanguard VIF International Portfolio                          90,426  22.73   2,055,354    1.62%     0.52%     16.80%

                                    VA I-50

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2007 are as follows:

                                                                               Investment
                                                             Unit                Income    Expense    Total
Sub-accounts                                          Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
6 Vanguard VIF Mid-Cap Index Portfolio                26,583 $17.93 $  476,573    1.23%     0.52%       5.59%
6 Vanguard VIF Money Market Portfolio                148,678  11.33  1,684,459    2.35%     0.52%       4.71%
1 Vanguard VIF REIT Index Portfolio                    1,400  14.89     20,847    2.04%     0.75%     -17.23%
6 Vanguard VIF REIT Index Portfolio                   17,478  17.74    310,062    2.62%     0.52%     -17.04%
6 Vanguard VIF Short-Term Investment-Grade Portfolio  17,860  11.45    204,495    3.74%     0.52%       5.47%
6 Vanguard VIF Small Company Growth Portfolio         15,989  14.60    233,452    0.48%     0.52%       3.22%
1 Vanguard VIF Total Bond Market Index Portfolio       1,435  11.36     16,311    3.87%     0.75%       6.18%
6 Vanguard VIF Total Bond Market Index Portfolio      56,843  11.83    672,393    4.27%     0.52%       6.43%
6 Vanguard VIF Total Stock Market Index Portfolio    164,644  15.51  2,554,031    1.05%     0.52%       4.62%
1 Vanguard Wellington Fund                             8,163  15.41    125,818    3.22%     0.75%       7.56%
1 Vanguard Windsor Fund                                  197  13.92      2,738    1.56%     0.75%      -4.02%

                                    VA I-51

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2006 are as follows:

                                                                                             Investment
                                                                         Unit                  Income    Expense    Total
Sub-accounts                                                     Units   Value   Net Assets  Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------- --------- ------ ------------ ---------- --------- ----------
2 AIM V.I. Capital Appreciation Fund - Series I                      988 $12.03 $     11,883    0.05%     1.45%      4.77%
3 AIM V.I. Capital Appreciation Fund - Series I                   67,530  12.08      815,867    0.05%     1.40%      4.83%
2 AIM V.I. International Growth Fund - Series I                      979  18.24       17,848    0.84%     1.45%     26.39%
3 AIM V.I. International Growth Fund - Series I                   57,277  18.32    1,049,315    0.84%     1.40%     26.46%
1 AllianceBernstein Americas Government Income Portfolio -
   Class A                                                     1,454,005  21.75   31,617,925    6.83%     1.40%      1.88%
2 AllianceBernstein Americas Government Income Portfolio -
   Class A                                                        16,837  21.64      364,415    7.07%     1.45%      1.82%
1 AllianceBernstein Balanced Shares Portfolio - Class A *      5,279,504  27.24  143,792,108    2.45%     1.40%     10.24%
2 AllianceBernstein Balanced Shares Portfolio - Class A *        137,405  27.11    3,724,756    2.55%     1.45%     10.18%
3 AllianceBernstein Balanced Shares Portfolio - Class A *         27,880  13.62      379,776    2.38%     1.40%     10.24%
1 AllianceBernstein Global Bond Portfolio - Class A              802,706  17.63   14,148,021    1.52%     1.40%      3.51%
2 AllianceBernstein Global Bond Portfolio - Class A               22,623  17.54      396,871    1.75%     1.45%      3.46%
3 AllianceBernstein Global Bond Portfolio - Class A                   62  13.23          825    1.60%     1.40%      3.51%
1 AllianceBernstein Global Dollar Government Portfolio -
   Class A                                                       566,140  36.31   20,555,661    5.76%     1.40%      8.48%
2 AllianceBernstein Global Dollar Government Portfolio -
   Class A                                                        14,343  36.14      518,325    5.66%     1.45%      8.43%
1 AllianceBernstein Global Technology Portfolio - Class A      2,493,296  17.01   42,420,930    0.00%     1.40%      7.13%
2 AllianceBernstein Global Technology Portfolio - Class A        110,169  16.93    1,865,609    0.00%     1.45%      7.08%
3 AllianceBernstein Global Technology Portfolio - Class A         26,498  16.46      436,288    0.00%     1.40%      7.13%
4 AllianceBernstein Global Technology Portfolio - Class B      1,144,861  16.74   19,170,499    0.00%     1.40%      6.88%
5 AllianceBernstein Global Technology Portfolio - Class B         77,409  16.67    1,290,106    0.00%     1.45%      6.83%
1 AllianceBernstein Growth and Income Portfolio - Class A      3,763,378  46.63  175,485,398    1.40%     1.40%     15.66%
2 AllianceBernstein Growth and Income Portfolio - Class A        135,669  46.41    6,296,484    1.38%     1.45%     15.60%
3 AllianceBernstein Growth and Income Portfolio - Class A        114,368  28.92    3,307,922    1.44%     1.40%     15.66%
4 AllianceBernstein Growth and Income Portfolio - Class B      3,889,884  45.78  178,063,243    1.13%     1.40%     15.36%
5 AllianceBernstein Growth and Income Portfolio - Class B        100,315  45.56    4,570,443    1.12%     1.45%     15.30%
1 AllianceBernstein Growth Portfolio - Class A                 2,306,064  26.99   62,247,748    0.00%     1.40%     -2.45%
2 AllianceBernstein Growth Portfolio - Class A                    73,789  26.87    1,982,439    0.00%     1.45%     -2.49%
3 AllianceBernstein Growth Portfolio - Class A                    66,554  18.66    1,241,944    0.00%     1.40%     -2.45%
4 AllianceBernstein Growth Portfolio - Class B                 1,626,265  26.50   43,095,678    0.00%     1.40%     -2.61%
5 AllianceBernstein Growth Portfolio - Class B                    57,799  26.38    1,524,471    0.00%     1.45%     -2.66%
1 AllianceBernstein High Yield Portfolio - Class A             2,324,942  11.85   27,549,052    8.66%     1.40%      7.54%
2 AllianceBernstein High Yield Portfolio - Class A                92,272  11.79    1,088,343    7.88%     1.45%      7.49%
1 AllianceBernstein International Growth Portfolio - Class A * 1,194,280  36.34   43,397,843    0.90%     1.40%     25.28%
2 AllianceBernstein International Growth Portfolio - Class A *    51,987  36.17    1,880,216    0.89%     1.45%     25.22%
1 AllianceBernstein International Research Growth Portfolio -
   Class A *                                                   2,501,502  21.47   53,710,897    0.41%     1.40%     24.70%
2 AllianceBernstein International Research Growth Portfolio -
   Class A *                                                     105,524  21.37    2,255,107    0.42%     1.45%     24.64%
1 AllianceBernstein International Value Portfolio - Class A    2,320,037  24.72   57,357,239    1.34%     1.40%     33.56%
2 AllianceBernstein International Value Portfolio - Class A       80,632  24.65    1,987,789    1.37%     1.45%     33.49%
1 AllianceBernstein Large Cap Growth Portfolio - Class A       3,610,245  29.57  106,759,154    0.00%     1.40%     -1.83%
2 AllianceBernstein Large Cap Growth Portfolio - Class A         159,595  29.43    4,697,244    0.00%     1.45%     -1.87%
3 AllianceBernstein Large Cap Growth Portfolio - Class A          16,085  13.34      214,551    0.00%     1.40%     -1.83%
4 AllianceBernstein Large Cap Growth Portfolio - Class B       2,178,294  29.09   63,358,074    0.00%     1.40%     -2.02%
5 AllianceBernstein Large Cap Growth Portfolio - Class B          66,179  28.95    1,915,832    0.00%     1.45%     -2.07%
1 AllianceBernstein Money Market Portfolio - Class A           1,343,591  13.19   17,727,719    4.89%     1.40%      2.77%
2 AllianceBernstein Money Market Portfolio - Class A              33,045  13.13      433,953    5.02%     1.45%      2.72%
4 AllianceBernstein Money Market Portfolio - Class B           1,041,839  12.95   13,491,667    4.05%     1.40%      2.52%
5 AllianceBernstein Money Market Portfolio - Class B              52,337  12.89      674,571    3.03%     1.45%      2.47%
1 AllianceBernstein Real Estate Investment Portfolio -
   Class A                                                     1,420,880  33.85   48,100,426    1.99%     1.40%     33.35%
2 AllianceBernstein Real Estate Investment Portfolio -
   Class A                                                        62,269  33.69    2,098,075    1.93%     1.45%     33.29%
1 AllianceBernstein Small Cap Growth Portfolio - Class A       2,932,427  13.55   39,727,655    0.00%     1.40%      9.15%

                                    VA I-52

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2006 are as follows:

                                                                                          Investment
                                                                       Unit                 Income    Expense    Total
Sub-accounts                                                   Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------ --------- ------ ----------- ---------- --------- ----------
2 AllianceBernstein Small Cap Growth Portfolio - Class A       110,178 $13.48 $ 1,485,647    0.00%     1.45%      9.10%
3 AllianceBernstein Small Cap Growth Portfolio - Class A         6,321  13.17      83,227    0.00%     1.40%      9.15%
1 AllianceBernstein Small/Mid Cap Value Portfolio - Class A  2,692,681  19.97  53,781,113    0.42%     1.40%     12.83%
2 AllianceBernstein Small/Mid Cap Value Portfolio - Class A     82,449  19.92   1,642,108    0.42%     1.45%     12.78%
1 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class A                                       3,688,591  16.48  60,792,990    3.97%     1.40%      2.49%
2 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class A                                          84,144  16.40   1,380,285    4.07%     1.45%      2.44%
4 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class B                                         169,719  16.16   2,743,447    3.86%     1.40%      2.15%
5 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class B                                           4,723  16.09      75,984    3.94%     1.45%      2.10%
1 AllianceBernstein U.S. Large Cap Blended Style Portfolio -
   Class B                                                     217,778  13.76   2,996,290    0.00%     1.40%      8.33%
2 AllianceBernstein U.S. Large Cap Blended Style Portfolio -
   Class B                                                       7,098  13.73      97,489    0.00%     1.45%      8.28%
1 AllianceBernstein Utility Income Portfolio - Class A       1,629,794  29.27  47,707,964    2.46%     1.40%     22.05%
2 AllianceBernstein Utility Income Portfolio - Class A          51,069  29.13   1,487,884    2.35%     1.45%     21.99%
4 AllianceBernstein Value Portfolio - Class B                4,968,785  15.06  74,811,220    0.92%     1.40%     19.35%
5 AllianceBernstein Value Portfolio - Class B                  129,544  15.01   1,944,938    0.97%     1.45%     19.29%
1 BlackRock Basic Value V.I. Fund - Class I *                  285,829  20.68   5,909,515    1.53%     1.40%     20.18%
2 BlackRock Basic Value V.I. Fund - Class I *                   22,598  20.58     465,091    1.52%     1.45%     20.12%
1 BlackRock Bond V.I. Fund - Class I *                          18,147  13.97     253,563    4.59%     1.40%      2.95%
2 BlackRock Bond V.I. Fund - Class I *                           3,299  13.91      45,879    4.59%     1.45%      2.89%
1 BlackRock Global Allocation V.I. Fund - Class I *            109,130  17.47   1,906,769    2.99%     1.40%     14.92%
2 BlackRock Global Allocation V.I. Fund - Class I *              8,881  17.39     154,465    3.04%     1.45%     14.86%
1 BlackRock Global Growth V.I. Fund - Class I *                 53,350  12.03     641,644    0.90%     1.40%     20.32%
2 BlackRock Global Growth V.I. Fund - Class I *                    673  11.98       8,060    0.94%     1.45%     20.26%
1 BlackRock High Income V.I. Fund - Class I *                   30,485  13.58     413,990    7.23%     1.40%      7.93%
2 BlackRock High Income V.I. Fund - Class I *                      560  13.52       7,570    7.46%     1.45%      7.88%
1 BlackRock International Value V.I. Fund - Class I *          118,648  19.52   2,315,708    3.27%     1.40%     26.14%
2 BlackRock International Value V.I. Fund - Class I *            9,490  19.44     184,513    3.79%     1.45%     26.07%
1 BlackRock Large Cap Core V.I. Fund - Class I *               101,424  18.77   1,903,644    0.93%     1.40%     13.15%
2 BlackRock Large Cap Core V.I. Fund - Class I *                 2,692  18.68      50,301    0.83%     1.45%     13.10%
1 BlackRock Large Cap Growth V.I. Fund - Class I *              86,564  10.87     940,900    0.29%     1.40%      5.72%
1 BlackRock Money Market V.I. Fund - Class I *                  33,362  11.93     398,024    3.83%     1.40%      3.08%
2 BlackRock Money Market V.I. Fund - Class I *                   3,613  11.88      42,912    4.43%     1.45%      3.03%
1 BlackRock Utilities and Telecommunications V.I. Fund -
   Class I *                                                    26,889  20.39     548,372    2.95%     1.40%     23.50%
2 BlackRock Utilities and Telecommunications V.I. Fund -
   Class I *                                                     2,353  20.30      47,768    2.88%     1.45%     23.44%
1 BlackRock Value Opportunities V.I. Fund - Class I *           80,347  24.34   1,955,910    0.26%     1.40%     11.25%
2 BlackRock Value Opportunities V.I. Fund - Class I *           12,733  24.23     308,558    0.27%     1.45%     11.20%
7 Delaware VIP Balanced Series - Standard Class                 27,077  33.76     914,165    2.90%     1.25%     14.76%
7 Delaware VIP Capital Reserves Series - Standard Class          6,685  23.22     155,253    4.81%     1.25%      3.27%
7 Delaware VIP Cash Reserve Series - Standard Class                 --  13.77          --    0.00%     1.40%      3.04%
7 Delaware VIP Cash Reserve Series - Standard Class             14,676  17.04     250,090    4.09%     1.25%      3.19%
7 Delaware VIP Growth Opportunities Series - Standard Class      6,557  31.79     208,440    0.00%     1.40%      4.88%
7 Delaware VIP Growth Opportunities Series - Standard Class     21,524  35.87     771,976    0.00%     1.25%      5.04%
7 Delaware VIP High Yield Series - Standard Class                  668  19.36      12,932    6.56%     1.40%     10.89%
7 Delaware VIP High Yield Series - Standard Class               17,069  27.57     470,674    6.56%     1.25%     11.06%
7 Delaware VIP Value Series - Standard Class                     4,750  39.74     188,739    1.53%     1.40%     22.38%
7 Delaware VIP Value Series - Standard Class                    95,378  47.26   4,507,090    1.56%     1.25%     22.56%
2 Dreyfus Stock Index Fund, Inc. - Initial Shares                  814  22.18      18,045    1.64%     1.45%     13.84%
3 Dreyfus Stock Index Fund, Inc. - Initial Shares              236,115  22.28   5,260,980    1.59%     1.40%     13.90%

                                    VA I-53

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2006 are as follows:

                                                                                          Investment
                                                                       Unit                 Income    Expense    Total
Sub-accounts                                                    Units  Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------- ------- ------ ----------- ---------- --------- ----------
2 Dreyfus VIF Small Company Stock Portfolio - Initial Shares     1,040 $15.68 $    16,300    0.00%     1.45%      9.37%
3 Dreyfus VIF Small Company Stock Portfolio - Initial Shares    51,843  15.75     816,500    0.00%     1.40%      9.43%
3 Fidelity VIP Asset Manager Portfolio - Initial Class         244,885  17.42   4,266,167    3.01%     1.40%      5.83%
2 Fidelity VIP Contrafund Portfolio - Initial Class                122  20.72       2,525    1.26%     1.45%     10.11%
3 Fidelity VIP Contrafund Portfolio - Initial Class            136,208  20.82   2,835,385    1.26%     1.40%     10.17%
2 Fidelity VIP Growth Portfolio - Initial Class                     77  17.80       1,369    0.43%     1.45%      5.32%
3 Fidelity VIP Growth Portfolio - Initial Class                182,120  17.88   3,256,932    0.43%     1.40%      5.37%
2 Fidelity VIP High Income Portfolio - Initial Class             1,168  12.95      15,136    6.68%     1.45%      9.64%
3 Fidelity VIP High Income Portfolio - Initial Class            54,868  13.01     714,094    6.68%     1.40%      9.69%
3 Fidelity VIP Investment Grade Bond Portfolio - Initial Class  97,913  16.70   1,635,503    4.58%     1.40%      2.90%
3 Fidelity VIP Money Market Portfolio - Initial Class          165,231  13.02   2,151,019    4.70%     1.40%      3.42%
3 Fidelity VIP Overseas Portfolio - Initial Class                9,596  19.55     187,622    0.97%     1.40%     16.44%
1 UBS U.S. Allocation Portfolio                                747,396  17.64  13,187,756    2.74%     1.40%      9.75%
2 UBS U.S. Allocation Portfolio                                 84,240  17.57   1,480,229    3.09%     1.45%      9.69%
1 UIF Core Plus Fixed Income Portfolio - Class I Shares             --  12.08          --    0.00%     0.75%      2.96%
1 UIF Equity Growth Portfolio - Class I Shares                      --  11.83          --    0.00%     0.75%      3.33%
1 UIF Technology Portfolio - Class I Shares                         --     --          --    0.00%     0.75%      4.77%
3 Van Eck Worldwide Emerging Markets Fund - Initial Class       33,797  21.37     722,390    0.67%     1.40%     37.56%
2 Van Eck Worldwide Hard Assets Fund - Initial Class               252  23.81       6,007    0.00%     1.45%     -2.11%
3 Van Eck Worldwide Hard Assets Fund - Initial Class            28,179  23.92     674,000    0.07%     1.40%     22.77%
1 Vanguard 500 Index Fund                                        2,232  13.16      29,376    1.73%     0.75%     14.78%
6 Vanguard Dividend Growth Fund                                  1,909  15.08      28,795    1.89%     0.52%     18.96%
6 Vanguard GNMA Fund                                             1,170  11.20      13,105    5.65%     0.52%      3.78%
6 Vanguard Health Care Fund                                      4,234  15.07      63,831    1.41%     0.52%     10.29%
6 Vanguard Inflation-Protected Securities Fund                  13,802  11.38     157,045    2.94%     0.52%     -0.09%
1 Vanguard International Growth Fund                               723  18.18      13,143    4.03%     0.75%     10.63%
1 Vanguard LifeStrategy Conservative Growth Fund                 2,476  13.21      32,710    3.19%     0.75%      9.80%
1 Vanguard LifeStrategy Growth Fund                                996  14.54      14,489    2.12%     0.75%     15.26%
6 Vanguard LifeStrategy Growth Fund                             10,239  15.00     153,576    2.16%     0.52%     15.53%
1 Vanguard LifeStrategy Income Fund                              1,333  12.56      16,748    3.87%     0.75%      7.13%
6 Vanguard LifeStrategy Income Fund                             17,095  12.01     205,299    3.91%     0.52%      7.37%
1 Vanguard LifeStrategy Moderate Growth Fund                    33,191  13.95     463,121    2.71%     0.75%     12.46%
6 Vanguard LifeStrategy Moderate Growth Fund                    31,779  13.97     443,832    3.04%     0.52%     12.72%
1 Vanguard Prime Money Market Fund                                 416  10.76       4,477    4.78%     0.75%      4.10%
1 Vanguard PRIMECAP Fund                                           217  14.52       3,144    0.61%     0.75%     11.48%
1 Vanguard Small-Cap Growth Index Fund                           1,268  15.58      19,750    0.29%     0.75%     11.11%
1 Vanguard Small-Cap Value Index Fund                            1,887  15.40      29,051    2.16%     0.75%     18.36%
1 Vanguard Total Bond Market Index Fund                            705  11.95       8,427    4.84%     0.75%      3.49%
6 Vanguard Total International Stock Index Fund                 15,348  20.02     307,249    2.34%     0.52%     25.98%
1 Vanguard U.S. Growth Fund                                        434  10.57       4,584    0.46%     0.75%      1.01%
6 Vanguard VIF Balanced Portfolio                              313,608  14.57   4,568,050    2.15%     0.52%     14.37%
6 Vanguard VIF Capital Growth Portfolio                         11,822  15.03     177,719    0.56%     0.52%     11.05%
1 Vanguard VIF Diversified Value Portfolio                       1,590  14.17      22,533    0.00%     0.75%     13.80%
6 Vanguard VIF Diversified Value Portfolio                      24,806  17.09     423,933    1.61%     0.52%     18.26%
1 Vanguard VIF Equity Income Portfolio                           1,544  13.42      20,718    2.67%     0.75%     19.80%
6 Vanguard VIF Equity Income Portfolio                          38,422  15.71     603,508    1.87%     0.52%     20.07%
6 Vanguard VIF Equity Index Portfolio                           29,863  14.43     430,794    1.65%     0.52%     15.11%
6 Vanguard VIF Growth Portfolio                                  4,700  12.83      60,284    0.42%     0.52%      1.39%
1 Vanguard VIF High Yield Bond Portfolio                        11,668  11.68     136,242    6.95%     0.75%      7.46%
6 Vanguard VIF High Yield Bond Portfolio                        19,323  12.45     240,659    4.94%     0.52%      7.71%
1 Vanguard VIF International Portfolio                           8,788  16.25     142,797    1.07%     0.75%     25.80%

                                    VA I-54

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2006 are as follows:

                                                                               Investment
                                                             Unit                Income    Expense    Total
Sub-accounts                                          Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------- ------- ------ ---------- ---------- --------- ----------
6 Vanguard VIF International Portfolio                68,625 $19.46 $1,335,452    0.45%     0.52%     26.09%
6 Vanguard VIF Mid-Cap Index Portfolio                19,094  16.98    324,199    0.97%     0.52%     13.16%
6 Vanguard VIF Money Market Portfolio                    397  10.82      4,299   55.16%     0.52%      4.49%
1 Vanguard VIF REIT Index Portfolio                    1,505  17.98     27,073    2.07%     0.75%     33.92%
6 Vanguard VIF REIT Index Portfolio                   19,538  21.38    417,775    1.83%     0.52%     34.23%
6 Vanguard VIF Short-Term Investment-Grade Portfolio  13,435  10.86    145,842    2.57%     0.52%      4.38%
6 Vanguard VIF Small Company Growth Portfolio         12,166  14.15    172,093    0.22%     0.52%      9.64%
1 Vanguard VIF Total Bond Market Index Portfolio       1,548  10.70     16,571    0.00%     0.75%      4.61%
6 Vanguard VIF Total Bond Market Index Portfolio      38,527  11.11    428,209    3.87%     0.52%      3.77%
6 Vanguard VIF Total Stock Market Index Portfolio    148,502  14.83  2,202,013    0.76%     0.52%     14.93%
1 Vanguard Wellington Fund                             8,984  14.33    128,741    3.05%     0.75%     14.08%
1 Vanguard Windsor Fund                                  215  14.51      3,121    1.48%     0.75%     18.46%

                                    VA I-55

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2005 are as follows:

                                                                                             Investment
                                                                         Unit                  Income    Expense    Total
Sub-accounts                                                     Units   Value   Net Assets  Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------- --------- ------ ------------ ---------- --------- ----------
2 AIM V.I. Capital Appreciation Fund - Series I                      990 $11.48 $     11,364    0.05%     1.45%      7.27%
3 AIM V.I. Capital Appreciation Fund - Series I                   94,212  11.53    1,085,821    0.05%     1.40%      7.33%
2 AIM V.I. International Growth Fund - Series I                      980  14.43       14,139    0.60%     1.45%     16.24%
3 AIM V.I. International Growth Fund - Series I                   92,099  14.49    1,334,262    0.60%     1.40%     16.29%
1 AllianceBernstein Americas Government Income Portfolio -
   Class A                                                     1,853,190  21.35   39,556,609    6.86%     1.40%      7.16%
2 AllianceBernstein Americas Government Income Portfolio -
   Class A                                                        16,466  21.26      349,998    6.40%     1.45%      7.11%
1 AllianceBernstein Global Bond Portfolio - Class A              909,967  17.03   15,494,005    9.39%     1.40%     -8.94%
2 AllianceBernstein Global Bond Portfolio - Class A               31,182  16.96      528,704    7.55%     1.45%     -8.98%
3 AllianceBernstein Global Bond Portfolio - Class A                   63  12.78          801    9.06%     1.40%     -8.94%
1 AllianceBernstein Global Dollar Government Portfolio -
   Class A                                                       593,367  33.47   19,859,233    5.90%     1.40%      8.10%
2 AllianceBernstein Global Dollar Government Portfolio -
   Class A                                                        16,673  33.33      555,672    6.02%     1.45%      8.05%
1 AllianceBernstein Global Technology Portfolio - Class A *    3,430,602  15.88   54,482,738    0.00%     1.40%      2.42%
2 AllianceBernstein Global Technology Portfolio - Class A *      160,427  15.81    2,537,089    0.00%     1.45%      2.37%
3 AllianceBernstein Global Technology Portfolio - Class A *       43,634  15.37      670,610    0.00%     1.40%      2.42%
4 AllianceBernstein Global Technology Portfolio - Class B *    1,432,336  15.67   22,440,649    0.00%     1.40%      2.21%
5 AllianceBernstein Global Technology Portfolio - Class B *       96,636  15.60    1,507,640    0.00%     1.45%      2.16%
1 AllianceBernstein Growth and Income Portfolio - Class A      5,150,075  40.32  207,630,186    1.47%     1.40%      3.41%
2 AllianceBernstein Growth and Income Portfolio - Class A        176,457  40.15    7,084,149    1.54%     1.45%      3.36%
3 AllianceBernstein Growth and Income Portfolio - Class A        150,268  25.01    3,757,785    1.21%     1.40%      3.41%
4 AllianceBernstein Growth and Income Portfolio - Class B      4,526,504  39.68  179,612,690    1.25%     1.40%      3.15%
5 AllianceBernstein Growth and Income Portfolio - Class B        121,205  39.51    4,789,237    1.17%     1.45%      3.09%
1 AllianceBernstein Growth Portfolio - Class A                 3,103,702  27.67   85,879,047    0.00%     1.40%     10.42%
2 AllianceBernstein Growth Portfolio - Class A                   106,451  27.55    2,933,097    0.00%     1.45%     10.36%
3 AllianceBernstein Growth Portfolio - Class A                    82,954  19.13    1,586,802    0.00%     1.40%     10.42%
4 AllianceBernstein Growth Portfolio - Class B                 1,973,252  27.21   53,692,489    0.00%     1.40%     10.09%
5 AllianceBernstein Growth Portfolio - Class B                    58,380  27.10    1,581,843    0.00%     1.45%     10.03%
1 AllianceBernstein High Yield Portfolio - Class A             2,778,502  11.02   30,615,117    8.24%     1.40%      0.37%
2 AllianceBernstein High Yield Portfolio - Class A                98,709  10.97    1,083,174    8.63%     1.45%      0.32%
1 AllianceBernstein International Portfolio - Class A          3,003,328  17.22   51,711,655    0.47%     1.40%     17.51%
2 AllianceBernstein International Portfolio - Class A            108,724  17.15    1,864,157    0.49%     1.45%     17.45%
1 AllianceBernstein International Value Portfolio - Class A    2,217,641  18.51   41,050,514    0.58%     1.40%     15.17%
2 AllianceBernstein International Value Portfolio - Class A       79,189  18.47    1,462,443    0.65%     1.45%     15.11%
1 AllianceBernstein Large Cap Growth Portfolio - Class A *     4,752,800  30.12  143,159,333    0.00%     1.40%     13.55%
2 AllianceBernstein Large Cap Growth Portfolio - Class A *       219,121  29.99    6,572,420    0.00%     1.45%     13.49%
3 AllianceBernstein Large Cap Growth Portfolio - Class A *        23,778  13.59      323,059    0.00%     1.40%     13.55%
4 AllianceBernstein Large Cap Growth Portfolio - Class B *     2,474,671  29.69   73,461,562    0.00%     1.40%     13.25%
5 AllianceBernstein Large Cap Growth Portfolio - Class B *        82,045  29.56    2,425,298    0.00%     1.45%     13.19%
1 AllianceBernstein Money Market Portfolio - Class A           1,443,518  12.84   18,532,109    2.61%     1.40%      0.94%
2 AllianceBernstein Money Market Portfolio - Class A              57,677  12.78      737,354    3.00%     1.45%      0.88%
4 AllianceBernstein Money Market Portfolio - Class B           1,249,080  12.63   15,778,165    2.07%     1.40%      0.68%
5 AllianceBernstein Money Market Portfolio - Class B              21,657  12.58      272,422    1.82%     1.45%      0.63%
1 AllianceBernstein Real Estate Investment Portfolio - Class A 1,713,918  25.39   43,508,901    3.15%     1.40%     10.12%
2 AllianceBernstein Real Estate Investment Portfolio - Class A    75,964  25.28    1,920,292    3.08%     1.45%     10.07%
1 AllianceBernstein Small Cap Growth Portfolio - Class A       3,250,316  12.41   40,342,954    0.00%     1.40%      3.78%
2 AllianceBernstein Small Cap Growth Portfolio - Class A         170,998  12.36    2,113,508    0.00%     1.45%      3.73%
3 AllianceBernstein Small Cap Growth Portfolio - Class A          16,380  12.06      197,594    0.00%     1.40%      3.78%
1 AllianceBernstein Small/Mid Cap Value Portfolio -
   Class A *                                                   3,232,495  17.70   57,219,329    0.73%     1.40%      5.43%
2 AllianceBernstein Small/Mid Cap Value Portfolio -
   Class A *                                                      96,342  17.66    1,701,403    0.77%     1.45%      5.38%
1 AllianceBernstein Total Return Portfolio - Class A           6,219,857  24.71  153,669,013    2.56%     1.40%      2.47%

                                    VA I-56

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2005 are as follows:

                                                                                            Investment
                                                                         Unit                 Income    Expense    Total
Sub-accounts                                                     Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
2 AllianceBernstein Total Return Portfolio - Class A             162,454 $24.60 $ 3,996,746    2.59%     1.45%      2.41%
3 AllianceBernstein Total Return Portfolio - Class A              33,917  12.36     419,099    2.66%     1.40%      2.47%
1 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class A                                         4,360,176  16.08  70,114,479    2.97%     1.40%      0.56%
2 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class A                                           115,065  16.01   1,842,538    2.83%     1.45%      0.51%
4 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class B                                           190,291  15.82   3,011,226    2.66%     1.40%      0.34%
5 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class B                                             5,173  15.76      81,519    3.44%     1.45%      0.29%
1 AllianceBernstein U.S. Large Cap Blended Style Portfolio -
   Class B                                                       212,143  12.70   2,694,338    0.28%     1.40%      8.13%
2 AllianceBernstein U.S. Large Cap Blended Style Portfolio -
   Class B                                                         7,475  12.68      94,821    0.25%     1.45%      8.08%
1 AllianceBernstein Utility Income Portfolio - Class A         1,806,112  23.98  43,318,452    2.17%     1.40%     14.45%
2 AllianceBernstein Utility Income Portfolio - Class A            60,567  23.88   1,446,570    2.47%     1.45%     14.39%
4 AllianceBernstein Value Portfolio - Class B                  5,697,258  12.62  71,870,996    1.23%     1.40%      4.02%
5 AllianceBernstein Value Portfolio - Class B                    148,703  12.59   1,871,516    1.14%     1.45%      3.97%
1 AllianceBernstein Worldwide Privatization Portfolio -
   Class A                                                     1,306,320  29.01  37,890,962    0.43%     1.40%     19.16%
2 AllianceBernstein Worldwide Privatization Portfolio -
   Class A                                                        68,361  28.88   1,974,541    0.46%     1.45%     19.10%
7 Delaware VIP Balanced Series - Standard Class                   28,930  29.42     851,121    2.13%     1.25%      2.40%
7 Delaware VIP Capital Reserves Series - Standard Class            8,624  22.49     193,940    4.12%     1.25%      0.54%
7 Delaware VIP Capital Reserves Series - Standard Class               --  16.80          --    6.68%     1.40%      0.39%
7 Delaware VIP Cash Reserve Series - Standard Class                   --  13.36          --    0.00%     1.40%      1.29%
7 Delaware VIP Cash Reserve Series - Standard Class               17,880  16.51     295,264    2.30%     1.25%      1.44%
7 Delaware VIP Growth Opportunities Series - Standard Class        6,627  30.31     200,850    0.00%     1.40%      9.86%
7 Delaware VIP Growth Opportunities Series - Standard Class       23,737  34.15     810,526    0.00%     1.25%     10.02%
7 Delaware VIP High Yield Series - Standard Class                    669  17.46      11,690    6.58%     1.40%      2.15%
7 Delaware VIP High Yield Series - Standard Class                 18,271  24.83     453,661    6.69%     1.25%      2.30%
7 Delaware VIP Value Series - Standard Class                       4,750  32.47     154,241    1.87%     1.40%      4.56%
7 Delaware VIP Value Series - Standard Class                     106,740  38.56   4,115,427    1.74%     1.25%      4.71%
2 Dreyfus Stock Index Fund, Inc. - Initial Shares                    814  19.48      15,851    1.60%     1.45%      3.19%
3 Dreyfus Stock Index Fund, Inc. - Initial Shares                346,198  19.56   6,772,627    1.54%     1.40%      3.24%
2 Dreyfus VIF Small Company Stock Portfolio - Initial Shares       1,040  14.33      14,903    0.00%     1.45%     -0.54%
3 Dreyfus VIF Small Company Stock Portfolio - Initial Shares     105,839  14.39   1,523,276    0.00%     1.40%     -0.49%
3 Fidelity VIP Asset Manager Portfolio - Initial Class           343,752  16.46   5,658,685    2.84%     1.40%      2.60%
2 Fidelity VIP Contrafund Portfolio - Initial Class                  427  18.82       8,039    0.29%     1.45%     15.26%
3 Fidelity VIP Contrafund Portfolio - Initial Class              196,314  18.90   3,709,418    0.29%     1.40%     15.32%
2 Fidelity VIP Growth Portfolio - Initial Class                       77  16.90       1,306    0.53%     1.45%      4.28%
3 Fidelity VIP Growth Portfolio - Initial Class                  250,705  16.97   4,255,031    0.53%     1.40%      4.33%
2 Fidelity VIP High Income Portfolio - Initial Class               1,168  11.81      13,805   14.91%     1.45%      1.23%
3 Fidelity VIP High Income Portfolio - Initial Class              98,552  11.86   1,169,260   14.91%     1.40%      1.28%
3 Fidelity VIP Investment Grade Bond Portfolio - Initial Class   154,340  16.23   2,505,319    3.94%     1.40%      0.77%
3 Fidelity VIP Money Market Portfolio - Initial Class            165,921  12.59   2,088,573    2.78%     1.40%      1.60%
3 Fidelity VIP Overseas Portfolio - Initial Class                 13,573  16.79     227,914    0.71%     1.40%     17.40%
1 Mercury Basic Value V.I. Fund - Class I *                      344,465  17.20   5,926,198    1.20%     1.40%      1.51%
2 Mercury Basic Value V.I. Fund - Class I *                       27,874  17.13     477,597    1.00%     1.45%      1.46%
1 Mercury Core Bond V.I. Fund - Class I *                         18,369  13.57     249,321    5.12%     1.40%      0.60%
2 Mercury Core Bond V.I. Fund - Class I *                          3,302  13.52      44,633    4.95%     1.45%      0.55%
1 Mercury Domestic Money Market V.I. Fund - Class I *             26,678  11.57     308,767    2.69%     1.40%      1.27%
2 Mercury Domestic Money Market V.I. Fund - Class I *              3,620  11.53      41,725    2.00%     1.45%      1.22%
1 Mercury Global Allocation V.I. Fund - Class I *                 91,040  15.20   1,384,223    2.55%     1.40%      8.98%
2 Mercury Global Allocation V.I. Fund - Class I *                  7,075  15.14     107,135    2.27%     1.45%      8.93%

                                    VA I-57

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2005 are as follows:

                                                                                            Investment
                                                                         Unit                 Income    Expense    Total
Sub-accounts                                                      Units  Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------------------- ------- ------ ----------- ---------- --------- ----------
1 Mercury Global Growth V.I. Fund - Class I *                     62,562 $10.00 $   625,364    0.99%     1.40%     13.47%
2 Mercury Global Growth V.I. Fund - Class I *                        727   9.96       7,245    1.16%     1.45%     13.42%
1 Mercury High Current Income V.I. Fund - Class I *               37,243  12.58     468,597    8.83%     1.40%      0.13%
2 Mercury High Current Income V.I. Fund - Class I *                  605  12.53       7,585   16.58%     1.45%      0.08%
1 Mercury International Value V.I. Fund - Class I *              140,781  15.47   2,178,364    2.74%     1.40%     10.13%
2 Mercury International Value V.I. Fund - Class I *                7,508  15.42     115,795    2.61%     1.45%     10.08%
1 Mercury Large Cap Core V.I. Fund - Class I *                   106,450  16.59   1,765,715    0.61%     1.40%     11.63%
2 Mercury Large Cap Core V.I. Fund - Class I *                     3,534  16.52      58,376    0.66%     1.45%     11.57%
1 Mercury Large Cap Growth V.I. Fund - Class I *                  83,509  10.28     858,545    0.17%     1.40%      9.11%
1 Mercury Utilities and Telecommunications V.I. Fund - Class I *  30,504  16.51     503,728    2.65%     1.40%     12.55%
2 Mercury Utilities and Telecommunications V.I. Fund - Class I *   2,363  16.45      38,861    4.19%     1.45%     12.50%
1 Mercury Value Opportunities V.I. Fund - Class I *              102,905  21.88   2,251,650    0.25%     1.40%      8.85%
2 Mercury Value Opportunities V.I. Fund - Class I *               15,009  21.79     327,083    0.24%     1.45%      8.80%
1 UBS U.S. Allocation Portfolio                                  906,556  16.08  14,575,620    1.60%     1.40%      5.31%
2 UBS U.S. Allocation Portfolio                                  118,516  16.02   1,898,519    1.59%     1.45%      5.26%
1 UIF Core Plus Fixed Income Portfolio - Class I Shares            3,047  11.73      35,744    3.58%     0.75%      3.44%
1 UIF Equity Growth Portfolio - Class I Shares                     3,066  11.44      35,091    0.47%     0.75%     14.85%
1 UIF Technology Portfolio - Class I Shares                        1,520   8.03      12,209    0.00%     0.75%     -1.02%
1 UIF Value Portfolio - Class I Shares                                --  13.40          --    0.00%     0.75%      3.78%
3 Van Eck Worldwide Emerging Markets Fund - Initial Class         46,816  15.54     727,449    0.72%     1.40%     30.17%
3 Van Eck Worldwide Hard Assets Fund - Initial Class              34,998  19.48     681,860    0.27%     1.40%     49.57%
1 Vanguard 500 Index Fund                                          2,435  11.47      27,921    1.87%     0.75%      3.99%
6 Vanguard Dividend Growth Fund                                    2,014  12.68      25,533    1.91%     0.52%      3.70%
6 Vanguard GNMA Fund                                               1,358  10.79      14,654    5.11%     0.52%      2.80%
6 Vanguard Health Care Fund                                        4,777  13.67      65,294    1.07%     0.52%     14.81%
6 Vanguard Inflation-Protected Securities Fund                    12,379  11.39     140,980    9.38%     0.52%      2.06%
1 Vanguard LifeStrategy Conservative Growth Fund                   2,712  12.03      32,643    2.81%     0.75%      3.68%
1 Vanguard LifeStrategy Growth Fund                                1,092  12.62      13,773    1.94%     0.75%      6.09%
6 Vanguard LifeStrategy Growth Fund                                9,068  12.98     117,725    2.30%     0.52%      6.33%
1 Vanguard LifeStrategy Income Fund                                1,546  11.73      18,135    3.42%     0.75%      2.46%
6 Vanguard LifeStrategy Income Fund                               14,069  11.18     157,357    3.50%     0.52%      2.70%
1 Vanguard LifeStrategy Moderate Growth Fund                      35,678  12.41     442,657    4.88%     0.75%      4.90%
6 Vanguard LifeStrategy Moderate Growth Fund                      23,059  12.39     285,701    2.41%     0.52%      5.14%
1 Vanguard Prime Money Market Fund                                   454  10.34       4,689    2.96%     0.75%      2.24%
1 Vanguard PRIMECAP Fund                                             236  13.02       3,075    0.57%     0.75%      7.69%
1 Vanguard Small-Cap Growth Index Fund                             1,383  14.02      19,396    0.49%     0.75%      7.83%
1 Vanguard Small-Cap Value Index Fund                              1,459  13.01      18,989    3.54%     0.75%      5.28%
1 Vanguard Total Bond Market Index Fund                              771  11.54       8,898    4.43%     0.75%      1.63%
6 Vanguard Total International Stock Index Fund                   17,451  15.89     277,301    2.04%     0.52%     14.97%
1 Vanguard U.S. Growth Fund                                          473  10.47       4,948    0.20%     0.75%     10.33%
6 Vanguard VIF Balanced Portfolio                                268,437  12.74   3,418,895    1.90%     0.52%      6.28%
6 Vanguard VIF Capital Growth Portfolio                            8,428  13.54     114,085    0.45%     0.52%      7.12%
6 Vanguard VIF Diversified Value Portfolio                        25,311  14.45     365,768    1.26%     0.52%      7.06%
1 Vanguard VIF Equity Income Portfolio                             1,593  11.20      17,851    2.45%     0.75%      3.36%
6 Vanguard VIF Equity Income Portfolio                            22,489  13.08     294,186    1.89%     0.52%      3.60%
6 Vanguard VIF Equity Index Portfolio                             15,968  12.53     200,108    1.18%     0.52%      4.25%
6 Vanguard VIF Growth Portfolio                                    4,943  12.65      62,536    0.17%     0.52%     10.92%
1 Vanguard VIF High Yield Bond Portfolio                          10,939  10.87     118,854    0.00%     0.75%      1.99%
6 Vanguard VIF High Yield Bond Portfolio                           4,896  11.56      56,615    3.33%     0.52%      2.22%
1 Vanguard VIF International Portfolio                             9,871  12.92     127,493    0.00%     0.75%     15.44%
6 Vanguard VIF International Portfolio                            20,403  15.43     314,875    0.77%     0.52%     15.71%

                                    VA I-58

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2005 are as follows:

                                                                              Investment
                                                            Unit                Income    Expense    Total
Sub-accounts                                         Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
---------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
6 Vanguard VIF Mid-Cap Index Portfolio               17,020 $15.00 $  255,367    0.38%     0.52%     13.39%
1 Vanguard VIF Money Market Portfolio                    --  10.29         --    0.00%     0.75%      2.40%
6 Vanguard VIF Money Market Portfolio                 3,266  10.35     33,823   25.89%     0.52%      2.64%
1 Vanguard VIF REIT Index Portfolio                   1,616  13.43     21,696    2.80%     0.75%     11.00%
6 Vanguard VIF REIT Index Portfolio                  12,188  15.93    194,149    1.39%     0.52%     11.26%
6 Vanguard VIF Short-Term Investment-Grade Portfolio  6,221  10.40     64,706    2.70%     0.52%      1.72%
6 Vanguard VIF Small Company Growth Portfolio         5,544  12.90     71,527    0.00%     0.52%      5.71%
6 Vanguard VIF Total Bond Market Index Portfolio     33,465  10.71    358,440    4.01%     0.52%      1.87%
6 Vanguard VIF Total Stock Market Index Portfolio    85,167  12.90  1,098,862    0.93%     0.52%      5.58%
1 Vanguard Wellington Fund                            9,809  12.56    123,215    4.45%     0.75%      6.03%
1 Vanguard Windsor Fund                                 235  12.25      2,872    1.42%     0.75%      4.21%

                                    VA I-59

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2004 are as follows:

                                                                                             Investment
                                                                         Unit                  Income    Expense    Total
Sub-accounts                                                     Units   Value   Net Assets  Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------- --------- ------ ------------ ---------- --------- ----------
2 AIM V.I. Capital Appreciation Fund - Series I                    1,051 $10.70 $     11,241    0.00%     1.45%      5.09%
3 AIM V.I. Capital Appreciation Fund - Series I                  122,811  10.74    1,318,801    0.00%     1.40%      5.14%
2 AIM V.I. International Growth Fund - Series I                    1,081  12.41       13,418    0.64%     1.45%     22.22%
3 AIM V.I. International Growth Fund - Series I                  109,923  12.46    1,369,365    0.64%     1.40%     22.28%
1 AllianceBernstein Americas Government Income Portfolio -
   Class A                                                     2,111,933  19.92   42,065,862    5.08%     1.40%      3.43%
2 AllianceBernstein Americas Government Income Portfolio -
   Class A                                                        29,475  19.84      584,908    4.80%     1.45%      3.37%
1 AllianceBernstein Global Bond Portfolio - Class A              899,807  18.70   16,824,355    5.47%     1.40%      8.11%
2 AllianceBernstein Global Bond Portfolio - Class A               31,162  18.63      580,507    5.51%     1.45%      8.05%
3 AllianceBernstein Global Bond Portfolio - Class A                   63  14.03          885   11.06%     1.40%      8.11%
1 AllianceBernstein Global Dollar Government Portfolio -
   Class A                                                       628,197  30.96   19,449,691    6.45%     1.40%      8.59%
2 AllianceBernstein Global Dollar Government Portfolio -
   Class A                                                        19,026  30.85      586,878    6.72%     1.45%      8.53%
1 AllianceBernstein Growth and Income Portfolio - Class A      6,262,902  38.99  244,161,672    0.88%     1.40%      9.91%
2 AllianceBernstein Growth and Income Portfolio - Class A        219,804  38.84    8,537,408    0.90%     1.45%      9.86%
3 AllianceBernstein Growth and Income Portfolio - Class A        282,480  24.18    6,830,906    0.97%     1.40%      9.91%
4 AllianceBernstein Growth and Income Portfolio - Class B      5,229,899  38.47  201,194,063    0.72%     1.40%      9.68%
5 AllianceBernstein Growth and Income Portfolio - Class B        147,272  38.33    5,644,554    0.74%     1.45%      9.62%
1 AllianceBernstein Growth Portfolio - Class A                 3,853,315  25.06   96,562,814    0.00%     1.40%     13.14%
2 AllianceBernstein Growth Portfolio - Class A                   144,062  24.97    3,596,773    0.00%     1.45%     13.08%
3 AllianceBernstein Growth Portfolio - Class A                   163,582  17.32    2,833,937    0.00%     1.40%     13.14%
4 AllianceBernstein Growth Portfolio - Class B                 2,217,887  24.72   54,819,089    0.00%     1.40%     12.94%
5 AllianceBernstein Growth Portfolio - Class B                    64,240  24.63    1,581,914    0.00%     1.45%     12.88%
1 AllianceBernstein High Yield Portfolio - Class A             3,418,232  10.98   37,525,351    6.23%     1.40%      6.48%
2 AllianceBernstein High Yield Portfolio - Class A               134,790  10.94    1,474,402    6.65%     1.45%      6.43%
1 AllianceBernstein International Portfolio - Class A          3,066,419  14.65   44,929,430    0.26%     1.40%     15.98%
2 AllianceBernstein International Portfolio - Class A            111,264  14.60    1,624,203    0.28%     1.45%     15.93%
1 AllianceBernstein International Value Portfolio - Class A    2,082,813  16.07   33,477,137    0.49%     1.40%     23.46%
2 AllianceBernstein International Value Portfolio - Class A       74,829  16.04    1,200,523    0.48%     1.45%     23.39%
1 AllianceBernstein Money Market Portfolio - Class A           1,820,045  12.72   23,149,556    0.74%     1.40%     -0.68%
2 AllianceBernstein Money Market Portfolio - Class A              59,980  12.67      760,067    0.85%     1.45%     -0.73%
4 AllianceBernstein Money Market Portfolio - Class B           1,230,662  12.55   15,440,025    0.43%     1.40%     -0.93%
5 AllianceBernstein Money Market Portfolio - Class B              29,141  12.50      364,257    0.57%     1.45%     -0.98%
1 AllianceBernstein Premier Growth Portfolio - Class A         5,888,313  26.53  156,197,494    0.00%     1.40%      7.11%
2 AllianceBernstein Premier Growth Portfolio - Class A           272,974  26.43    7,214,251    0.00%     1.45%      7.06%
3 AllianceBernstein Premier Growth Portfolio - Class A            34,289  11.97      410,278    0.00%     1.40%      7.11%
4 AllianceBernstein Premier Growth Portfolio - Class B         2,859,284  26.21   74,947,558    0.00%     1.40%      6.84%
5 AllianceBernstein Premier Growth Portfolio - Class B            96,497  26.11    2,519,997    0.00%     1.45%      6.79%
1 AllianceBernstein Real Estate Investment Portfolio - Class A 2,141,527  23.05   49,367,234    2.08%     1.40%     33.74%
2 AllianceBernstein Real Estate Investment Portfolio - Class A   101,876  22.97    2,339,783    2.09%     1.45%     33.68%
1 AllianceBernstein Small Cap Growth Portfolio - Class A *     3,886,852  11.96   46,487,482    0.00%     1.40%     12.96%
2 AllianceBernstein Small Cap Growth Portfolio - Class A *       201,863  11.92    2,405,361    0.00%     1.45%     12.90%
3 AllianceBernstein Small Cap Growth Portfolio - Class A *        23,121  11.62      268,757    0.00%     1.40%     12.96%
1 AllianceBernstein Small Cap Value Portfolio - Class A        3,582,738  16.79   60,151,686    0.18%     1.40%     17.64%
2 AllianceBernstein Small Cap Value Portfolio - Class A          112,220  16.76    1,880,641    0.17%     1.45%     17.59%
1 AllianceBernstein Technology Portfolio - Class A             4,429,336  15.51   68,679,065    0.00%     1.40%      3.99%
2 AllianceBernstein Technology Portfolio - Class A               224,723  15.45    3,471,517    0.00%     1.45%      3.94%
3 AllianceBernstein Technology Portfolio - Class A                68,612  15.01    1,029,525    0.00%     1.40%      3.99%
4 AllianceBernstein Technology Portfolio - Class B             1,734,688  15.33   26,589,834    0.00%     1.40%      3.63%
5 AllianceBernstein Technology Portfolio - Class B               106,350  15.27    1,624,124    0.00%     1.45%      3.57%
1 AllianceBernstein Total Return Portfolio - Class A           7,047,539  24.11  169,927,969    2.15%     1.40%      7.56%

                                    VA I-60

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2004 are as follows:

                                                                                            Investment
                                                                         Unit                 Income    Expense    Total
Sub-accounts                                                     Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
2 AllianceBernstein Total Return Portfolio - Class A             197,367 $24.02 $ 4,741,220    2.23%     1.45%      7.50%
3 AllianceBernstein Total Return Portfolio - Class A              52,718  12.06     635,751    2.03%     1.40%      7.56%
1 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class A                                         5,440,970  15.99  87,002,900    2.70%     1.40%      2.32%
2 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class A                                           164,077  15.93   2,613,917    2.72%     1.45%      2.27%
4 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class B                                           193,600  15.77   3,053,168    2.55%     1.40%      2.08%
5 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class B                                             9,338  15.71     146,715    2.74%     1.45%      2.03%
1 AllianceBernstein U.S. Large Cap Blended Style Portfolio -
   Class B                                                       196,331  11.75   2,305,973    0.08%     1.40%      7.65%
2 AllianceBernstein U.S. Large Cap Blended Style Portfolio -
   Class B                                                         9,219  11.74     108,201    0.02%     1.45%      7.59%
1 AllianceBernstein Utility Income Portfolio - Class A         1,964,056  20.96  41,160,680    2.04%     1.40%     22.60%
2 AllianceBernstein Utility Income Portfolio - Class A            58,184  20.88   1,214,854    1.95%     1.45%     22.54%
4 AllianceBernstein Value Portfolio - Class B                  6,361,377  12.13  77,148,234    0.85%     1.40%     11.80%
5 AllianceBernstein Value Portfolio - Class B                    173,133  12.11   2,095,841    0.77%     1.45%     11.74%
1 AllianceBernstein Worldwide Privatization Portfolio -
   Class A                                                     1,405,001  24.34  34,199,304    0.21%     1.40%     22.54%
2 AllianceBernstein Worldwide Privatization Portfolio -
   Class A                                                        69,774  24.25   1,692,095    0.22%     1.45%     22.48%
7 Delaware VIP Balanced Series - Standard Class                       --  18.94          --    3.89%     1.40%      4.37%
7 Delaware VIP Balanced Series - Standard Class                   32,787  28.73     941,999    2.16%     1.25%      4.53%
7 Delaware VIP Capital Reserves Series - Standard Class            8,628  22.37     193,003    4.53%     1.25%      2.40%
7 Delaware VIP Capital Reserves Series - Standard Class            2,937  16.73      49,155    4.24%     1.40%      2.25%
7 Delaware VIP Cash Reserve Series - Standard Class               28,886  16.28     470,237    0.87%     1.25%     -0.38%
7 Delaware VIP Growth Opportunities Series - Standard Class        6,786  27.59     187,228    0.00%     1.40%     10.91%
7 Delaware VIP Growth Opportunities Series - Standard Class       34,408  31.03   1,067,847    0.00%     1.25%     11.08%
7 Delaware VIP High Yield Series - Standard Class                    671  17.09      11,474    8.91%     1.40%     12.66%
7 Delaware VIP High Yield Series - Standard Class                 19,508  24.27     473,458    6.78%     1.25%     12.83%
7 Delaware VIP Value Series - Standard Class *                     5,813  31.05     180,506    1.65%     1.40%     13.33%
7 Delaware VIP Value Series - Standard Class *                   116,612  36.82   4,293,595    1.67%     1.25%     13.50%
2 Dreyfus Stock Index Fund, Inc. - Initial Shares                    814  18.88      15,362    1.30%     1.45%      9.05%
3 Dreyfus Stock Index Fund, Inc. - Initial Shares                439,255  18.95   8,323,390    1.68%     1.40%      9.10%
2 Dreyfus VIF Small Company Stock Portfolio - Initial Shares       1,040  14.41      14,984    0.00%     1.45%     16.81%
3 Dreyfus VIF Small Company Stock Portfolio - Initial Shares     140,927  14.46   2,038,341    0.00%     1.40%     16.87%
2 Fidelity VIP Asset Manager Portfolio - Initial Class                --  15.98          --    2.87%     1.45%      3.95%
3 Fidelity VIP Asset Manager Portfolio - Initial Class           434,692  16.04   6,974,219    2.87%     1.40%      4.00%
2 Fidelity VIP Contrafund Portfolio - Initial Class                  430  16.33       7,023    0.34%     1.45%     13.81%
3 Fidelity VIP Contrafund Portfolio - Initial Class              222,855  16.39   3,651,633    0.34%     1.40%     13.87%
2 Fidelity VIP Growth Portfolio - Initial Class                       78  16.21       1,259    0.29%     1.45%      1.89%
3 Fidelity VIP Growth Portfolio - Initial Class                  368,999  16.27   6,002,705    0.29%     1.40%      1.94%
2 Fidelity VIP High Income Portfolio - Initial Class               1,168  11.67      13,637    8.52%     1.45%      8.02%
3 Fidelity VIP High Income Portfolio - Initial Class             141,135  11.71   1,653,374    8.52%     1.40%      8.07%
3 Fidelity VIP Investment Grade Bond Portfolio - Initial Class   209,298  16.11   3,371,298    4.45%     1.40%      3.00%
3 Fidelity VIP Money Market Portfolio - Initial Class            250,164  12.39   3,099,313    1.05%     1.40%     -0.20%
3 Fidelity VIP Overseas Portfolio - Initial Class                 20,004  14.30     286,116    1.14%     1.40%     12.06%
1 Merrill Lynch Basic Value V.I. Fund - Class I                  443,366  16.95   7,514,169    1.08%     1.40%      9.53%
2 Merrill Lynch Basic Value V.I. Fund - Class I                   48,297  16.89     815,621    1.09%     1.45%      9.47%
1 Merrill Lynch Core Bond V.I. Fund - Class I                     34,210  13.49     461,570    3.57%     1.40%      3.06%
2 Merrill Lynch Core Bond V.I. Fund - Class I                      3,305  13.44      44,435    3.57%     1.45%      3.01%
1 Merrill Lynch Domestic Money Market V.I. Fund - Class I         51,563  11.43     589,305    0.71%     1.40%     -0.48%
2 Merrill Lynch Domestic Money Market V.I. Fund - Class I            201  11.39       2,292    0.92%     1.45%     -0.53%
1 Merrill Lynch Global Allocation V.I. Fund - Class I             85,853  13.95   1,197,753    3.66%     1.40%     12.79%

                                    VA I-61

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2004 are as follows:

                                                                                          Investment
                                                                       Unit                 Income    Expense    Total
Sub-accounts                                                   Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------------ --------- ------ ----------- ---------- --------- ----------
2 Merrill Lynch Global Allocation V.I. Fund - Class I            9,693 $13.90 $   134,749    2.05%     1.45%     12.73%
1 Merrill Lynch Global Growth V.I. Fund - Class I               90,917   8.81     800,893    1.47%     1.40%     13.62%
2 Merrill Lynch Global Growth V.I. Fund - Class I                  787   8.78       6,916    1.53%     1.45%     13.56%
1 Merrill Lynch High Current Income V.I. Fund - Class I         69,402  12.57     872,051    7.60%     1.40%     10.27%
2 Merrill Lynch High Current Income V.I. Fund - Class I          1,766  12.52      22,111    8.81%     1.45%     10.21%
1 Merrill Lynch International Value V.I. Fund - Class I        145,441  14.05   2,043,390    2.38%     1.40%     20.83%
2 Merrill Lynch International Value V.I. Fund - Class I          8,769  14.01     122,846    2.38%     1.45%     20.77%
1 Merrill Lynch Large Cap Core V.I. Fund - Class I             120,062  14.86   1,784,069    0.84%     1.40%     15.17%
2 Merrill Lynch Large Cap Core V.I. Fund - Class I               3,420  14.81      50,639    0.94%     1.45%     15.11%
1 Merrill Lynch Large Cap Growth V.I. Fund - Class I            99,634   9.42     938,811    0.24%     1.40%      6.30%
1 Merrill Lynch Utilities and Telecommunications V.I. Fund -
   Class I                                                      30,233  14.67     443,567    2.41%     1.40%     23.97%
2 Merrill Lynch Utilities and Telecommunications V.I. Fund -
   Class I                                                          36  14.62         520    2.57%     1.45%     23.91%
1 Merrill Lynch Value Opportunities V.I. Fund - Class I *      127,681  20.10   2,566,605    0.00%     1.40%     13.38%
2 Merrill Lynch Value Opportunities V.I. Fund - Class I *       18,950  20.03     379,573    0.00%     1.45%     13.32%
1 UBS U.S. Allocation Portfolio *                            1,101,176  15.27  16,811,976    0.94%     1.40%      9.14%
2 UBS U.S. Allocation Portfolio *                              136,940  15.22   2,084,072    0.93%     1.45%      9.08%
1 UIF Core Plus Fixed Income Portfolio - Class I Shares          3,278  11.34      37,169    3.75%     0.75%      3.59%
1 UIF Equity Growth Portfolio - Class I Shares                   3,298   9.96      32,865    0.16%     0.75%      6.97%
1 UIF Technology Portfolio - Class I Shares                      1,635   8.12      13,268    0.00%     0.75%     -2.38%
1 UIF Value Portfolio - Class I Shares                              --  12.91          --    2.09%     0.75%     16.95%
3 Van Eck Worldwide Emerging Markets Fund - Initial Class       42,737  11.94     510,162    0.62%     1.40%     24.14%
3 Van Eck Worldwide Hard Assets Fund - Initial Class            27,975  13.03     364,401    0.19%     1.40%     22.26%
1 Vanguard 500 Index Fund                                          753  11.03       8,300    1.79%     0.75%      9.91%
6 Vanguard GNMA Fund                                             3,152  10.50      33,095    2.57%     0.52%      3.59%
6 Vanguard Health Care Fund                                      5,698  11.90      67,830    1.71%     0.52%      8.94%
6 Vanguard Inflation-Protected Securities Fund                   2,150  11.16      23,992    6.93%     0.52%      7.71%
1 Vanguard LifeStrategy Conservative Growth Fund                 2,961  11.61      34,374    2.82%     0.75%      7.22%
1 Vanguard LifeStrategy Growth Fund                              1,192  11.89      14,173    1.97%     0.75%     11.73%
6 Vanguard LifeStrategy Growth Fund                              6,749  12.21      82,401    2.38%     0.52%     11.99%
1 Vanguard LifeStrategy Income Fund                              1,771  11.44      20,264    3.21%     0.75%      5.22%
6 Vanguard LifeStrategy Income Fund                             11,770  10.89     128,188    5.74%     0.52%      5.46%
6 Vanguard LifeStrategy Moderate Growth Fund                    24,811  11.78     292,373    2.90%     0.52%      9.99%
1 Vanguard Prime Money Market Fund                                 493  10.11       4,985    1.10%     0.75%      0.35%
1 Vanguard PRIMECAP Fund                                           257  12.09       3,104    0.74%     0.75%     17.43%
1 Vanguard Total Bond Market Index Fund                            840  11.36       9,535    2.93%     0.75%      3.47%
6 Vanguard Total International Stock Index Fund                 19,656  13.82     271,666    3.97%     0.52%     20.21%
1 Vanguard U.S. Growth Fund                                        514   9.49       4,875    0.28%     0.75%      6.23%
6 Vanguard VIF Balanced Portfolio                              154,249  11.98   1,848,551    1.42%     0.52%     10.71%
6 Vanguard VIF Capital Growth Portfolio                          5,319  12.64      67,211    0.00%     0.52%     17.02%
6 Vanguard VIF Diversified Value Portfolio                      13,666  13.50     184,457    0.37%     0.52%     19.84%
1 Vanguard VIF Equity Income Portfolio                           1,646  10.84      17,836    0.00%     0.75%     12.65%
6 Vanguard VIF Equity Income Portfolio                          14,769  12.63     186,491    0.12%     0.52%     12.73%
6 Vanguard VIF Equity Index Portfolio                            8,591  12.02     103,269    0.88%     0.52%     10.23%
6 Vanguard VIF Growth Portfolio                                  1,294  11.41      14,759    0.15%     0.52%      6.70%
6 Vanguard VIF High Yield Bond Portfolio                         1,510  11.31      17,083    2.10%     0.52%      7.96%
6 Vanguard VIF International Portfolio                           5,881  13.34      78,446    1.26%     0.52%     18.80%
6 Vanguard VIF Mid-Cap Index Portfolio                           4,431  13.23      58,639    0.87%     0.52%     19.69%
6 Vanguard VIF Money Market Portfolio                              439  10.09       4,433    4.61%     0.52%      0.78%
1 Vanguard VIF REIT Index Portfolio                              1,731  12.10      20,946    0.00%     0.75%     20.74%
6 Vanguard VIF REIT Index Portfolio                              3,950  14.32      56,551    2.54%     0.52%     29.84%
6 Vanguard VIF Short-Term Investment-Grade Portfolio *           4,814  10.22      49,219    3.89%     0.52%      1.54%

                                    VA I-62

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2004 are as follows:

                                                                           Investment
                                                         Unit                Income    Expense    Total
Sub-accounts                                      Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
6 Vanguard VIF Small Company Growth Portfolio      3,888 $12.20  $ 47,445     0.06%     0.52%     14.70%
6 Vanguard VIF Total Bond Market Index Portfolio  19,451  10.51   204,510     8.25%     0.52%      3.66%
6 Vanguard VIF Total Stock Market Index Portfolio 55,746  12.22   681,258     0.02%     0.52%     11.96%
1 Vanguard Wellington Fund                           249  11.85     2,951     2.88%     0.75%     10.34%
1 Vanguard Windsor Fund                              255  11.75     2,996     1.47%     0.75%     12.53%

                                    VA I-63

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2003 are as follows:

                                                                                             Investment
                                                                         Unit                  Income    Expense    Total
Sub-accounts                                                     Units   Value   Net Assets  Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------- --------- ------ ------------ ---------- --------- ----------
2 AIM V.I. Capital Appreciation Fund - Series I                    1,865 $10.18 $     18,987    0.00%     1.45%     27.59%
3 AIM V.I. Capital Appreciation Fund - Series I                  156,769  10.21    1,601,103    0.00%     1.40%     27.66%
2 AIM V.I. International Growth Fund - Series I                    1,248  10.16       12,672    0.45%     1.45%     27.27%
3 AIM V.I. International Growth Fund - Series I                  103,232  10.19    1,051,681    0.45%     1.40%     27.34%
1 AllianceBernstein Americas Government Income Portfolio -
   Class A                                                     2,760,409  19.26   53,161,067    4.83%     1.40%      5.87%
2 AllianceBernstein Americas Government Income Portfolio -
   Class A                                                        47,706  19.20      915,798    4.62%     1.45%      5.82%
1 AllianceBernstein Global Bond Portfolio - Class A            1,027,281  17.30   17,767,141    6.29%     1.40%     11.65%
2 AllianceBernstein Global Bond Portfolio - Class A               41,873  17.24      721,878    5.93%     1.45%     11.66%
3 AllianceBernstein Global Bond Portfolio - Class A                2,110  12.98       27,382   11.20%     1.40%     11.69%
1 AllianceBernstein Global Dollar Government Portfolio -
   Class A                                                       763,719  28.51   21,775,961    5.72%     1.40%     31.58%
2 AllianceBernstein Global Dollar Government Portfolio -
   Class A                                                        30,193  28.42      858,145    5.64%     1.45%     31.46%
1 AllianceBernstein Growth and Income Portfolio - Class A      7,494,776  35.47  265,834,782    1.03%     1.40%     30.64%
2 AllianceBernstein Growth and Income Portfolio - Class A        250,936  35.36    8,871,978    1.02%     1.45%     30.61%
3 AllianceBernstein Growth and Income Portfolio - Class A        456,946  22.00   10,053,264    1.29%     1.40%     30.65%
4 AllianceBernstein Growth and Income Portfolio - Class B      5,529,170  35.08  193,941,609    0.83%     1.40%     30.35%
5 AllianceBernstein Growth and Income Portfolio - Class B        179,523  34.96    6,276,776    0.81%     1.45%     30.27%
1 AllianceBernstein Growth Portfolio - Class A                 4,596,623  22.15  101,813,109    0.00%     1.40%     33.19%
2 AllianceBernstein Growth Portfolio - Class A                   146,012  22.08    3,223,723    0.00%     1.45%     33.08%
3 AllianceBernstein Growth Portfolio - Class A                   262,464  15.31    4,018,958    0.00%     1.40%     33.15%
4 AllianceBernstein Growth Portfolio - Class B                 2,435,912  21.89   53,310,512    0.00%     1.40%     32.80%
5 AllianceBernstein Growth Portfolio - Class B                    72,978  21.82    1,592,020    0.00%     1.45%     32.78%
1 AllianceBernstein High Yield Portfolio - Class A             4,045,676  10.31   41,711,274    5.98%     1.40%     20.73%
2 AllianceBernstein High Yield Portfolio - Class A               165,236  10.28    1,698,315    5.65%     1.45%     20.64%
1 AllianceBernstein International Portfolio - Class A          3,249,996  12.63   41,056,823    0.13%     1.40%     29.70%
2 AllianceBernstein International Portfolio - Class A            112,558  12.59    1,417,363    0.13%     1.45%     29.68%
1 AllianceBernstein International Value Portfolio - Class A    1,630,940  13.02   21,233,604    0.34%     1.40%     42.29%
2 AllianceBernstein International Value Portfolio - Class A       68,529  13.00      891,010    0.34%     1.45%     42.25%
1 AllianceBernstein Money Market Portfolio - Class A           2,740,288  12.81   35,092,595    0.56%     1.40%     -0.88%
2 AllianceBernstein Money Market Portfolio - Class A              76,963  12.77      982,435    0.58%     1.45%     -0.89%
4 AllianceBernstein Money Market Portfolio - Class B           2,676,391  12.66   33,893,717    0.31%     1.40%     -1.14%
5 AllianceBernstein Money Market Portfolio - Class B              11,111  12.62      140,257    0.38%     1.45%     -1.15%
1 AllianceBernstein Premier Growth Portfolio - Class A         7,476,698  24.77  185,168,151    0.00%     1.40%     21.94%
2 AllianceBernstein Premier Growth Portfolio - Class A           322,146  24.69    7,952,684    0.00%     1.45%     21.91%
3 AllianceBernstein Premier Growth Portfolio - Class A            45,912  11.17      512,889    0.00%     1.40%     21.96%
4 AllianceBernstein Premier Growth Portfolio - Class B         3,351,175  24.53   82,218,177    0.00%     1.40%     21.64%
5 AllianceBernstein Premier Growth Portfolio - Class B           115,298  24.46    2,819,674    0.00%     1.45%     21.61%
1 AllianceBernstein Real Estate Investment Portfolio - Class A 2,186,223  17.24   37,682,357    2.50%     1.40%     37.34%
2 AllianceBernstein Real Estate Investment Portfolio - Class A   134,029  17.18    2,302,754    2.44%     1.45%     37.34%
1 AllianceBernstein Small Cap Growth Portfolio - Class A       4,473,127  10.59   47,361,193    0.00%     1.40%     46.85%
2 AllianceBernstein Small Cap Growth Portfolio - Class A         225,643  10.55    2,381,429    0.00%     1.45%     46.79%
3 AllianceBernstein Small Cap Growth Portfolio - Class A          33,671  10.29      346,487    0.00%     1.40%     46.79%
1 AllianceBernstein Small Cap Value Portfolio - Class A        3,759,335  14.27   53,650,298    0.53%     1.40%     39.37%
2 AllianceBernstein Small Cap Value Portfolio - Class A          115,011  14.25    1,639,166    0.54%     1.45%     39.18%
1 AllianceBernstein Technology Portfolio - Class A             5,436,959  14.91   81,068,515    0.00%     1.40%     42.14%
2 AllianceBernstein Technology Portfolio - Class A               261,058  14.86    3,880,050    0.00%     1.45%     41.96%
3 AllianceBernstein Technology Portfolio - Class A                97,035  14.43    1,400,165    0.00%     1.40%     42.02%
4 AllianceBernstein Technology Portfolio - Class B             2,155,845  14.79   31,889,169    0.00%     1.40%     41.82%
5 AllianceBernstein Technology Portfolio - Class B               116,855  14.74    1,722,967    0.00%     1.45%     41.77%
1 AllianceBernstein Total Return Portfolio - Class A           7,627,169  22.42  170,980,771    2.56%     1.40%     17.43%

                                    VA I-64

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2003 are as follows:

                                                                                             Investment
                                                                         Unit                  Income    Expense    Total
Sub-accounts                                                     Units   Value   Net Assets  Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------- --------- ------ ------------ ---------- --------- ----------
2 AllianceBernstein Total Return Portfolio - Class A             222,481 $22.35 $  4,971,440    2.58%     1.45%     17.36%
3 AllianceBernstein Total Return Portfolio - Class A              71,988  11.21      807,131    2.65%     1.40%     17.40%
1 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class A                                         7,066,944  15.63  110,437,430    3.25%     1.40%      2.41%
2 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class A                                           221,174  15.58    3,445,273    3.00%     1.45%      2.41%
4 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class B                                           228,781  15.45    3,534,444    3.07%     1.40%      2.18%
5 AllianceBernstein U.S. Government/High Grade Securities
   Portfolio - Class B                                            17,729  15.40      273,019    3.35%     1.45%      2.12%
1 AllianceBernstein U.S. Large Cap Blended Style Portfolio -
   Class B                                                       106,799  10.91    1,165,304    0.00%     1.40%      9.11%
2 AllianceBernstein U.S. Large Cap Blended Style Portfolio -
   Class B                                                         2,571  10.91       28,051    0.00%     1.45%      9.08%
1 AllianceBernstein Utility Income Portfolio - Class A         2,151,498  17.09   36,777,006    3.05%     1.40%     18.21%
2 AllianceBernstein Utility Income Portfolio - Class A            67,909  17.04    1,157,094    3.10%     1.45%     18.16%
4 AllianceBernstein Value Portfolio - Class B                  6,157,155  10.85   66,790,897    0.72%     1.40%     26.73%
5 AllianceBernstein Value Portfolio - Class B                    181,726  10.83    1,968,674    0.72%     1.45%     26.56%
1 AllianceBernstein Worldwide Privatization Portfolio -
   Class A                                                     1,425,468  19.86   28,314,242    1.02%     1.40%     41.48%
2 AllianceBernstein Worldwide Privatization Portfolio -
   Class A                                                        75,660  19.80    1,498,021    0.97%     1.45%     41.42%
7 Delaware VIP Balanced Series - Standard Class                    9,072  18.15      164,662    3.34%     1.40%     17.55%
7 Delaware VIP Balanced Series - Standard Class                   37,216  27.49    1,022,931    3.16%     1.25%     17.71%
7 Delaware VIP Capital Reserves Series - Standard Class            8,633  21.84      188,580    4.14%     1.25%      3.33%
7 Delaware VIP Capital Reserves Series - Standard Class            3,533  16.37       57,831    3.72%     1.40%      3.19%
7 Delaware VIP Cash Reserve Series - Standard Class               30,049  16.34      491,028    0.52%     1.25%     -0.66%
7 Delaware VIP Growth Opportunities Series - Standard Class        5,175  24.87      128,720    0.00%     1.40%     39.12%
7 Delaware VIP Growth Opportunities Series - Standard Class       35,683  27.94      996,985    0.00%     1.25%     39.28%
7 Delaware VIP High Yield Series - Standard Class                  3,970  15.17       60,232    8.09%     1.40%     26.98%
7 Delaware VIP High Yield Series - Standard Class                 28,042  21.51      603,222    7.42%     1.25%     27.14%
7 Delaware VIP Value Series - Standard Class                       6,816  27.40      186,762    1.50%     1.40%     26.50%
7 Delaware VIP Value Series - Standard Class                     141,218  32.44    4,580,983    2.01%     1.25%     26.71%
2 Dreyfus Stock Index Fund, Inc. - Initial Shares                  2,090  17.31       36,185    1.47%     1.45%     26.55%
3 Dreyfus Stock Index Fund, Inc. - Initial Shares                561,568  17.37    9,753,283    1.44%     1.40%     26.59%
2 Dreyfus VIF Small Company Stock Portfolio - Initial Shares       1,040  12.34       12,835    0.11%     1.45%     40.82%
3 Dreyfus VIF Small Company Stock Portfolio - Initial Shares     155,609  12.38    1,925,779    0.10%     1.40%     40.95%
2 Fidelity VIP Asset Manager Portfolio - Initial Class             1,570  15.38       24,145    3.66%     1.45%     16.32%
3 Fidelity VIP Asset Manager Portfolio - Initial Class           556,586  15.43    8,586,200    3.66%     1.40%     16.34%
2 Fidelity VIP Contrafund Portfolio - Initial Class                  433  14.35        6,217    0.45%     1.45%     26.61%
3 Fidelity VIP Contrafund Portfolio - Initial Class              243,907  14.39    3,509,725    0.45%     1.40%     26.67%
2 Fidelity VIP Growth Portfolio - Initial Class                       78  15.91        1,242    0.28%     1.45%     30.92%
3 Fidelity VIP Growth Portfolio - Initial Class                  475,603  15.96    7,589,575    0.28%     1.40%     31.02%
2 Fidelity VIP High Income Portfolio - Initial Class               1,169  10.81       12,633    7.55%     1.45%     25.50%
3 Fidelity VIP High Income Portfolio - Initial Class             169,855  10.84    1,841,237    7.55%     1.40%     25.46%
3 Fidelity VIP Investment Grade Bond Portfolio - Initial Class   271,530  15.64    4,246,199    3.87%     1.40%      3.77%
2 Fidelity VIP Money Market Portfolio - Initial Class                 --  12.37           --    0.96%     1.45%     -0.45%
3 Fidelity VIP Money Market Portfolio - Initial Class            407,606  12.41    5,059,895    0.96%     1.40%     -0.37%
3 Fidelity VIP Overseas Portfolio - Initial Class                 31,728  12.76      404,990    0.97%     1.40%     41.35%
1 Mercury HW International VIP Portfolio                              --  10.53           --    0.19%     1.40%     27.01%
2 Mercury HW International VIP Portfolio                              --  10.50           --    0.22%     1.45%     27.03%
1 Merrill Lynch American Balanced V.I. Fund - Class I                 --   9.26           --    0.00%     1.40%     12.34%
1 Merrill Lynch Basic Value V.I. Fund - Class I                  478,230  15.47    7,400,091    1.12%     1.40%     31.36%
2 Merrill Lynch Basic Value V.I. Fund - Class I                   50,913  15.43      785,406    1.12%     1.45%     31.29%
1 Merrill Lynch Core Bond V.I. Fund - Class I                     37,323  13.09      488,622    3.70%     1.40%      3.33%

                                    VA I-65

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for the year ended December 31, 2003 are as follows:

                                                                                            Investment
                                                                         Unit                 Income    Expense    Total
Sub-accounts                                                     Units   Value  Net Assets  Ratio (a)  Ratio (b) Return (c)
-------------------------------------------------------------- --------- ------ ----------- ---------- --------- ----------
2 Merrill Lynch Core Bond V.I. Fund - Class I                      3,308 $13.05 $    43,180    3.86%     1.45%      3.26%
1 Merrill Lynch Developing Capital Markets V.I. Fund - Class I        --   9.63          --    4.64%     1.40%     39.03%
2 Merrill Lynch Developing Capital Markets V.I. Fund - Class I        --   9.61          --    4.45%     1.45%     38.81%
1 Merrill Lynch Domestic Money Market V.I. Fund - Class I         71,985  11.48     826,687    0.73%     1.40%     -0.66%
2 Merrill Lynch Domestic Money Market V.I. Fund - Class I            202  11.45       2,311    0.73%     1.45%     -0.70%
1 Merrill Lynch Global Allocation V.I. Fund - Class I             56,689  12.37     701,203    3.32%     1.40%     32.86%
2 Merrill Lynch Global Allocation V.I. Fund - Class I             20,049  12.33     247,231    3.93%     1.45%     32.74%
1 Merrill Lynch Global Growth V.I. Fund - Class I                104,442   7.75     809,736    1.05%     1.40%     31.63%
2 Merrill Lynch Global Growth V.I. Fund - Class I                    853   7.73       6,601    1.82%     1.45%     31.64%
1 Merrill Lynch High Current Income V.I. Fund - Class I           70,479  11.40     803,134    9.31%     1.40%     26.33%
2 Merrill Lynch High Current Income V.I. Fund - Class I              710  11.36       8,069   10.77%     1.45%     26.27%
1 Merrill Lynch International Value V.I. Fund - Class I          154,644  11.63   1,798,097    5.56%     1.40%     10.43%
2 Merrill Lynch International Value V.I. Fund - Class I            9,274  11.60     107,577    5.57%     1.45%     10.43%
1 Merrill Lynch Large Cap Core V.I. Fund - Class I               127,041  12.90   1,639,153    0.40%     1.40%     29.67%
2 Merrill Lynch Large Cap Core V.I. Fund - Class I                 2,839  12.86      36,521    0.38%     1.45%     29.67%
1 Merrill Lynch Large Cap Growth V.I. Fund - Class I                  --   8.53          --    0.00%     1.40%     27.12%
1 Merrill Lynch Large Cap Growth V.I. Fund - Class I              93,216   8.86     826,256    0.00%     1.40%      3.88%
1 Merrill Lynch Utilities and Telecommunications V.I. Fund -
   Class I                                                        35,886  11.83     424,708    2.87%     1.40%     18.47%
2 Merrill Lynch Utilities and Telecommunications V.I. Fund -
   Class I                                                            36  11.80         426    3.05%     1.45%     18.46%
1 Merrill Lynch Value Opportunities V.I. Fund - Class I          126,884  17.73   2,249,553    0.07%     1.40%     40.93%
2 Merrill Lynch Value Opportunities V.I. Fund - Class I           20,573  17.67     363,615    0.07%     1.45%     40.83%
1 UBS U.S. Allocation Portfolio                                1,332,747  13.99  18,643,595    1.16%     1.40%     25.80%
2 UBS U.S. Allocation Portfolio                                  150,601  13.95   2,101,108    1.32%     1.45%     25.80%
1 UIF Core Plus Fixed Income Portfolio - Class I Shares            3,504  10.95      38,362    0.06%     0.75%      3.87%
1 UIF Equity Growth Portfolio - Class I Shares                     3,526   9.32      32,847    0.00%     0.75%     24.05%
1 UIF Technology Portfolio - Class I Shares                        1,748   8.31      14,529    0.00%     0.75%     46.62%
1 UIF Value Portfolio - Class I Shares                               211  11.04       2,334    0.00%     0.75%     33.00%
3 Van Eck Worldwide Emerging Markets Fund - Initial Class         61,448   9.62     590,871    0.12%     1.40%     52.15%
3 Van Eck Worldwide Hard Assets Fund - Initial Class               9,422  10.65     100,391    0.64%     1.40%     43.01%
1 Vanguard 500 Index Fund                                            809  10.03       8,115    1.60%     0.75%     27.47%
6 Vanguard GNMA Fund                                                 170  10.13       1,720    0.76%     0.52%      1.35%
1 Vanguard LifeStrategy Conservative Growth Fund                   3,189  10.83      34,527    2.57%     0.75%     15.67%
1 Vanguard LifeStrategy Growth Fund                                1,283  10.64      13,661    1.71%     0.75%     27.48%
6 Vanguard LifeStrategy Growth Fund                                3,788  10.90      41,300    1.97%     0.52%      9.02%
1 Vanguard LifeStrategy Income Fund                                1,907  10.88      20,741    3.38%     0.75%      9.98%
6 Vanguard LifeStrategy Moderate Growth Fund                      18,999  10.71     203,546    2.39%     0.52%      7.13%
1 Vanguard Prime Money Market Fund                                   530  10.08       5,337    0.98%     0.75%      0.16%
1 Vanguard PRIMECAP Fund                                             276  10.30       2,842    0.44%     0.75%     36.78%
1 Vanguard Total Bond Market Index Fund                              481  10.98       5,275    8.79%     0.75%      3.20%
1 Vanguard U.S. Growth Fund                                          552   8.93       4,932    0.33%     0.75%     25.08%
6 Vanguard VIF Balanced Portfolio                                 35,384  10.82     383,027    0.00%     0.52%      8.25%
6 Vanguard VIF Diversified Value Portfolio                         1,544  11.26      17,388    0.00%     0.52%     12.64%
6 Vanguard VIF International Portfolio                             5,328  11.23      59,819    0.00%     0.52%     12.27%
6 Vanguard VIF Mid-Cap Index Portfolio                             2,196  11.06      24,277    0.00%     0.52%     10.56%
6 Vanguard VIF Money Market Portfolio                              8,192  10.01      82,004    0.73%     0.52%      0.10%
6 Vanguard VIF REIT Index Portfolio                                2,429  11.03      26,788    0.00%     0.52%     10.28%
6 Vanguard VIF Short-Term Investment-Grade Portfolio               1,532  10.07      15,426    0.00%     0.52%      0.70%
6 Vanguard VIF Small Company Growth Portfolio                      1,554  10.64      16,537    0.00%     0.52%      6.40%
6 Vanguard VIF Total Stock Market Index Portfolio                  1,555  10.91      16,976    0.00%     0.52%      9.15%
1 Vanguard Wellington Fund                                           268  10.74       2,874    3.09%     0.75%     19.83%
1 Vanguard Windsor Fund                                              274  10.44       2,861    1.22%     0.75%     35.97%

                                    VA I-66

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

Footnotes

1 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and GIVA products.

2 Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that have elected the Accidental Death Benefit option.

3   Profile product.

4 Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.

5 Ovation Plus, Ovation Advisor, Trilogy, Paradigm, and Profile products that have elected the Accidental Death Benefit option and are subject to 12B-1 fees.

6   Vanguard SPIA product.

7   Variable Annuity product.

(a) These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-account invest.

(b) These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the years indicated, including changes in the value of the underlying Sub-account, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include contract charges deducted directly from account values. For the years ended December 31, 2007, 2006, 2005, 2004 and 2003, a total return was calculated using the initial unit value for the Sub-account if the Sub-account became an available investment option during the year and the underlying Fund was not available at the beginning of the year.

*  Fund name changes.

2004

- Effective April 29, 2004, UBS Series Trust Tactical Allocation Portfolio changed its name to UBS U.S. Allocation Portfolio.

- Effective May 1, 2004, AllianceBernstein Quasar Portfolio - Class A changed its name to AllianceBernstein Small Cap Growth Portfolio - Class A.

- Effective July 26, 2004, Merrill Lynch Small Cap Value V.I. Fund - Class I changed its name to Merrill Lynch Value Opportunities V.I. Fund - Class I.

- Effective July 30, 2004, Delaware VIP Large Cap Value Series - Standard Class changed its name to Delaware VIP Value Series - Standard Class.

- Effective August 19, 2004, Vanguard VIF Short-Term Corporate Portfolio changed its name to Vanguard VIF Short-Term Investment-Grade Portfolio.

2005

-   Effective May 1, 2005, Merrill Lynch funds were rebranded as Mercury funds.

- Effective May 2, 2005, AllianceBernstein Premier Growth Portfolio - Class A and AllianceBernstein Premier Growth Portfolio - Class B changed its name to AllianceBernstein Large Cap Growth Portfolio - Class A and
    AllianceBernstein Large Cap Growth Portfolio - Class B, respectively.

- Effective May 2, 2005, AllianceBernstein Small Cap Value Portfolio - Class A changed its name to AllianceBernstein Small/Mid Cap Value Portfolio - Class A.

- Effective May 2, 2005, AllianceBernstein Technology Portfolio - Class A and AllianceBernstein Technology Portfolio - Class B changed its name to AllianceBernstein Global Technology Portfolio - Class A and
    AllianceBernstein Global Technology Portfolio - Class B, respectively.

2006

- Effective February 1, 2006, AllianceBernstein International Portfolio - Class A changed its name to AllianceBernstein International Research Growth Portfolio - Class A.

- Effective February 1, 2006, AllianceBernstein Total Return Portfolio - Class A changed its name to AllianceBernstein Balanced Shares Portfolio - Class A.

- Effective February 1, 2006, AllianceBernstein Worldwide Privatization Portfolio - Class A changed its name to AllianceBernstein International Growth Portfolio - Class A.

- Effective October 2, 2006, Mercury funds changed their names to BlackRock funds.

- Effective October 2, 2006, Mercury Core Bond V.I. Fund - Class I changed its name to BlackRock Bond V.I. Fund - Class I.

- Effective October 2, 2006, Mercury Domestic Money Market V.I. Fund - Class I changed its name to BlackRock Money Market V.I. Fund - Class I.

- Effective October 2, 2006, Mercury High Current Income V.I. Fund - Class I changed its name to BlackRock High Income V.I. Fund - Class I.

2007

- Effective December 10, 2007, BlackRock Bond V.I. Fund - Class I changed its name to BlackRock Total Return V.I. Fund - Class I.

                                    VA I-67

                           AIG LIFE INSURANCE COMPANY
                    (an indirect, wholly-owned subsidiary of
                       American International Group, Inc.)

                              FINANCIAL STATEMENTS

                               FOR THE YEARS ENDED
             DECEMBER 31, 2007, 2006 (Restated) AND 2005 (Restated)

             Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of AIG Life Insurance Company:

In our opinion, the accompanying balance sheet and the related statements of income, of shareholder's equity, of cash flows and of comprehensive income present fairly, in all material respects, the financial position of AIG Life Insurance Company (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
Houston, Texas
April 29, 2008

                           AIG LIFE INSURANCE COMPANY
                                  BALANCE SHEET
                                 (in thousands)

                                                         December 31,   December 31,
                                                             2007           2006
                                                         ------------   ------------
                                                                         (Restated)
Assets
Investments:
   Fixed maturities available for sale, at fair value
      (cost: 2007 - $6,554,997; 2006 - $6,935,212)        $ 6,741,702    $ 7,219,295
   Equity securities available for sale, at fair value
      (cost: 2007 - $16,004; 2006 - $5,894)                    17,044          6,847
   Mortgage loans on real estate                              531,619        521,781
   Policy loans                                               179,640        189,739
   Derivative asset, at fair value                             40,128         27,945
   Investment real estate                                      21,504         21,067
   Other invested assets                                       75,787         51,232
   Short-term investments                                      66,802         54,316
   Securities lending collateral                            2,384,556      1,763,624
                                                          -----------    -----------
      Total investments                                    10,058,782      9,855,846

Cash and cash equivalents                                      16,257            176
Accrued investment income                                      93,904         99,165
Reinsurance assets                                            104,087        126,374
Deferred acquisition costs                                    166,057        205,679
Premiums and insurance balances receivable                      3,654         28,564
Income taxes receivable                                        27,381             --
Amounts due from related parties                                  193          9,305
Other assets                                                   31,346         11,369
Assets held in separate accounts                            3,103,731      3,132,390
                                                          -----------    -----------
      Total assets                                        $13,605,392    $13,468,868
                                                          ===========    ===========

                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                            BALANCE SHEET (Continued)
                      (in thousands, except share amounts)

                                                         December 31,   December 31,
                                                             2007           2006
                                                         ------------   ------------
                                                                         (Restated)
Liabilities
Policyholders' contract deposits                          $ 4,161,974    $ 4,635,855
Future policy benefits for life and accident
   and health insurance contracts                           2,636,077      2,452,912
Reserve for unearned premiums                                  27,736         26,301
Policy claims and benefits payable                            120,310        125,700
Other policyholders' fund                                      36,066         32,140
Income taxes payable                                               --         56,408
Derivative liabilities, at fair value                          24,620         15,977
Amounts due to related parties                                 51,238         89,491
Other liabilities                                              56,024         44,453
Liabilities related to separate accounts                    3,103,731      3,132,390
Securities lending payable                                  2,594,426      1,763,624
                                                          -----------    -----------
      Total liabilities                                    12,812,202     12,375,251

Shareholder's equity
Common stock, $5 par value; 1,000,000 shares
   authorized, 976,703 issued and outstanding                   4,884          4,884
Additional paid-in capital                                    308,585        302,283
Accumulated other comprehensive income                          7,418        181,947
Retained earnings                                             472,303        604,503
                                                          -----------    -----------
      Total shareholder's equity                              793,190      1,093,617
                                                          -----------    -----------
Total liabilities and shareholder's equity                $13,605,392    $13,468,868
                                                          ===========    ===========

                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                               STATEMENT OF INCOME
                                 (in thousands)

                                                              Years Ended December 31,
                                                         ----------------------------------
                                                            2007       2006         2005
                                                         --------   ----------   ----------
                                                                    (Restated)   (Restated)
Revenues:
   Premiums and other considerations                     $267,304    $222,433    $  164,634
   Net investment income                                  558,477     585,793       731,241
   Net realized investment losses                         (97,580)    (20,854)       (9,099)
   Other                                                  148,209     152,793       152,007
                                                         --------    --------    ----------
      Total revenues                                      876,410     940,165     1,038,783
                                                         --------    --------    ----------
Benefits and expenses:
   Policyholders' benefits                                530,659     406,486       429,691
   Interest credited on policyholder contract deposits    192,553     271,267       278,748
   Insurance acquisition and other operating expenses     131,302     152,568       131,667
                                                         --------    --------    ----------
      Total benefits and expenses                         854,514     830,321       840,106
                                                         --------    --------    ----------
Income before income taxes                                 21,896     109,844       198,677
Income taxes:
   Current                                                 23,694      14,286        83,956
   Deferred                                               (22,132)     13,456       (17,510)
                                                         --------    --------    ----------
      Total income tax expense                              1,562      27,742        66,446
                                                         --------    --------    ----------
Net income                                               $ 20,334    $ 82,102    $  132,231
                                                         ========    ========    ==========

                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                        STATEMENT OF SHAREHOLDER'S EQUITY
                                 (in thousands)

                                                          Years Ended December 31,
                                                    -----------------------------------
                                                       2007        2006         2005
                                                    ---------   ----------   ----------
                                                                (Restated)   (Restated)
Series A Preferred stock

Balance at beginning of year                        $      --   $  100,000   $  250,000
   Shares redeemed                                         --     (100,000)    (150,000)
                                                    ---------   ----------   ----------
Balance at end of year                                     --           --      100,000
Common stock
Balance at beginning and end of year                    4,884        4,884        4,884
Additional paid-in capital
Balance at beginning of year                          302,283      302,283      302,283
   Capital contribution from AIG                        6,302           --           --
                                                    ---------   ----------   ----------
Balance at end of year                                308,585      302,283      302,283
                                                    ---------   ----------   ----------
Accumulated other comprehensive income (loss)
Balance at beginning of year                          181,947      253,676      388,716
   Other comprehensive loss                          (174,529)     (71,729)    (135,040)
                                                    ---------   ----------   ----------
Balance at end of year                                  7,418      181,947      253,676
                                                    ---------   ----------   ----------
Retained earnings
Balance at beginning of year                          604,503      576,115      504,952
   Net income                                          20,334       82,102      132,231
   Cumulative effect of accounting change, net of
      tax (Note 2.l)                                   (2,534)          --           --
   Dividends to shareholders                         (150,000)     (53,714)     (61,068)
                                                    ---------   ----------   ----------
Balance at end of year                                472,303      604,503      576,115
                                                    ---------   ----------   ----------
Total shareholder's equity                          $ 793,190   $1,093,617   $1,236,958
                                                    =========   ==========   ==========

                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                             STATEMENT OF CASH FLOWS
                                 (in thousands)

                                                                      Years Ended December 31,
                                                              ---------------------------------------
                                                                  2007          2006          2005
                                                              -----------   -----------   -----------
                                                                             (Restated)    (Restated)
Cash flows from operating activities:
   Net income                                                 $    20,334   $    82,102   $   132,231
Adjustments to reconcile net income to net cash provided
   by operating activities:
      Change in insurance reserves                                179,210        22,511        46,482
      Interest credited to policyholder contracts                 192,553       271,267       278,748
      Realized capital losses                                      97,580        20,854         9,099
      Amortization of premiums and discounts on securities        (17,941)      (15,367)      (12,977)
Change in:
      Premiums and insurance balances
          receivable and payable - net                             24,910         8,447        36,128
      Other policyholders' contracts                              117,018       153,774       239,123
      Reinsurance assets                                           22,287         9,995       (17,400)
      Deferred acquisition costs                                   43,790        60,019        56,583
      Investment income due and accrued                             5,261        24,029        19,243
      Income taxes - net                                           10,187       (38,541)      (15,507)
      Reserves for commissions, expense and taxes                     675         2,478        (4,820)
      Other assets and liabilities - net                          (40,756)       22,249       (32,593)
                                                              -----------   -----------   -----------
Net cash provided by operating activities                         655,108       623,817       734,340
                                                              -----------   -----------   -----------
Cash flows from investing activities:
      Sale of fixed maturities                                  2,055,727     3,665,292     4,741,528
      Redemptions and maturities of fixed maturities              671,479       676,033       863,269
      Purchase of fixed maturities                             (2,394,540)   (2,855,656)   (4,792,066)
      Sale of equity securities                                    64,762       113,037        38,079
      Purchase of equity securities                               (75,373)     (112,911)      (59,147)
      Sale of real estate                                           7,017         2,621            --
      Purchase of real estate                                      (2,586)       (6,053)       (2,925)
      Repayments of mortgage loans                                 67,115        52,593        92,172
      Mortgage loans funded                                       (76,891)      (59,592)     (121,088)
      Repayments of policy loans                                   36,549        20,481        63,559
      Policy loans funded                                         (26,450)       (8,652)      (10,679)
      Change in short-term investments                            (12,486)      (22,853)        9,203
      Sales or distributions of other long-term investments        38,064        11,024        93,083
      Purchases of other long-term investments                    (36,690)      (33,348)       (1,497)
      Change in securities lending collateral                    (837,104)      (97,423)     (358,862)
      Other - net                                                 (25,198)        6,874       (77,858)
                                                              -----------   -----------   -----------
Net cash (used in) provided by investing activities              (546,605)    1,351,467       476,771
                                                              -----------   -----------   -----------

                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                       STATEMENT OF CASH FLOWS (Continued)
                                 (in thousands)

                                                          Years Ended December 31,
                                                   -------------------------------------
                                                      2007         2006          2005
                                                   ---------   -----------   -----------
                                                                (Restated)    (Restated)
Cash flows from financing activities:
   Deposits on policyholder contracts              $ 206,492   $   124,188   $   123,760
   Withdrawals on policyholder contracts            (986,018)   (2,052,561)   (1,485,371)
   Change in securities lending payable              830,802        97,423       358,862
   Capital contribution from AIG                       6,302            --            --
   Dividends to shareholders                        (150,000)      (53,714)      (61,068)
   Redemption of preferred stock                          --      (100,000)     (150,000)
                                                   ---------   -----------   -----------
Net cash used in financing activities                (92,422)   (1,984,664)   (1,213,817)
                                                   ---------   -----------   -----------
Increase (decrease) in cash and cash equivalents      16,081        (9,380)       (2,706)
Cash and cash equivalents at beginning of year           176         9,556        12,262
                                                   ---------   -----------   -----------
Cash and cash equivalents at end of year           $  16,257   $       176   $     9,556
                                                   =========   ===========   ===========
Supplemental cash flow information
   Income taxes (received) paid                    $ (10,041)  $    68,064   $    81,990
                                                   =========   ===========   ===========

                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                        STATEMENT OF COMPREHENSIVE INCOME
                                 (in thousands)

                                                     Years Ended December 31,
                                               -----------------------------------
                                                  2007        2006         2005
                                               ---------   ----------   ----------
                                                           (Restated)   (Restated)
Net income                                     $  20,334   $  82,102    $ 132,231
Other comprehensive income (loss)

Net unrealized losses on invested assets        (375,813)   (163,378)    (250,148)
Deferred income tax benefit on above change      131,534      60,103       88,515
Reclassification adjustment for net realized
   losses in net income                          103,090      28,433       (5,886)
Deferred income tax benefit on above change      (36,099)    (10,457)       2,083
Adjustment to deferred acquisition costs           4,218      21,465       47,042
Deferred income tax expense on above change       (1,459)     (7,895)     (16,646)
                                               ---------   ---------    ---------
Other comprehensive loss                        (174,529)    (71,729)    (135,040)
                                               ---------   ---------    ---------
Comprehensive (loss) income                    $(154,195)  $  10,373    $  (2,809)
                                               =========   =========    =========

                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS

1.   Nature of Operations:

AIG Life Insurance Company (the "Company"), is a wholly owned subsidiary of AGC Life Insurance Company ("Parent Company"), and its ultimate parent is American International Group, Inc. ("AIG"). The Company, domiciled in Delaware, has been doing business since 1962 as a provider of individual and group life insurance, fixed and variable annuities, terminal funding annuities, immediate annuities, variable universal life insurance policies, and structured settlement contracts. The Company is currently licensed to write and reinsure life, annuity and accident and health business in the District of Columbia, Puerto Rico and all states except New York.

Prior to December 18, 2007, 79% of the outstanding stock of the Company was held by AIG. The remaining 21% of the Company's outstanding common stock was held by another AIG subsidiary, Commerce and Industry Insurance Company ("Commerce and Industry"), which is domiciled in New York. On December 18, 2007, the shares of the Company owned by Commerce and Industry were sold to AIG and on December 31, 2007, 100% of the shares owned by AIG were contributed by AIG to AIG Life Holdings and upon receipt of these shares, AIG Life Holdings contributed the same to AGC Life Insurance Company, which is domiciled in Missouri. As a result of these transactions, 100% of the Company's outstanding common stock is owned by AGC Life Insurance Company as of December 31, 2007.

2.   Summary of Significant Accounting Policies:

     a) Basis of Presentation: The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ, possibly materially, from those estimates. The Company considers its most critical accounting estimates to be those with respect to future policy benefits for life and accident and health contracts, estimated gross profits for investment-oriented products, recoverability of deferred policy acquisition costs ("DAC"), fair value measurements of certain assets and liabilities, and other-than-temporary impairments in the value of investments.

          The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing insurance products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. Continuing volatility with the credit markets may result in additional other-than-temporary impairments relating to the Company's fixed income investments and securities lending collateral. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities; monitoring and limiting prepayments an monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income on variable assets held in separate accounts.

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

2.   Summary of Significant Accounting Policies - (continued):

     a)   Basis of Presentation - (continued):

          During the second half of 2007, disruption in the global credit markets, coupled with the repricing of credit risk, and the U.S. housing market deterioration, particularly in the fourth quarter, created increasingly difficult conditions in the financial markets. These conditions have resulted in greater volatility, less liquidity, widening of credit spreads and a lack of price transparency in certain markets and have made it more difficult to value certain of the Company's invested assets and the obligations and collateral relating to certain financial instruments issued or held by the Company. Certain prior period items have been reclassified to conform to the current period's presentation.

          During 2007, management identified and corrected an error discovered in its historical reserving for future policy benefits for life and accident and health insurance contracts. The effect of this error was not material to the statement of operations for any individual prior period, but had an accumulated impact to beginning retained earnings as of December 31, 2005 of a decrease of $25.1 million (pre-tax). The Company has restated its December 31, 2006 and 2005 financial statements to adjust for this correction. Additionally, the Company has included in the restatement adjustments, other items which had been previously identified and corrected but considered to not be sufficiently material to require restatement. Of these adjustments, there were 10 items, the largest of which was $2.4 million, which all netted to a reduction of $2.2 million on a pre-tax basis. In aggregate, the effect of the restatement adjustments to shareholder's equity and net income as of and for the years ended December 31, 2006 and 2005 were as follows:

                                               2006
                             ----------------------------------------
                             As previously
                                reported     Adjustment   As restated
                             -------------   ----------   -----------
Shareholder's equity           $1,110,832     $(17,215)    $1,093,617
                               ==========     ========     ==========
Income before income taxes     $  112,458     $ (2,614)    $  109,844
Income tax expense                 28,657         (915)        27,742
                               ----------     --------     ----------
Net income                     $   83,801     $ (1,699)    $   82,102
                               ==========     ========     ==========

                                               2005
                             ----------------------------------------
                             As previously
                                reported     Adjustment   As restated
                             -------------   ----------   -----------
Shareholder's equity           $1,252,980     $(16,022)    $1,236,958
                               ==========     ========     ==========
Income before income taxes     $  200,313     $ (1,636)    $  198,677
Income tax expense                 67,019         (573)        66,446
                               ----------     --------     ----------
Net income                     $  133,294     $ (1,063)    $  132,231
                               ==========     ========     ==========

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

2.   Summary of Significant Accounting Policies - (continued):

     b) Statutory Accounting: The Company is required to file financial statements with various state regulatory authorities. State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. The use of such permitted practices by the Company did not have a material effect on statutory capital and surplus at December 31, 2007. Statutory net income and capital and surplus of the Company are as follows (in thousands):

                                  2007       2006       2005
                                --------   --------   --------
Statutory net income            $ 48,662   $108,706   $151,166
Statutory capital and surplus   $444,806   $569,988   $635,980

          The more significant differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized (generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins), rather than being charged to operations as incurred; (b) future policy benefits are based on management's best estimates of mortality, interest and withdrawals generally representing the Company's experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals; (c) certain assets (principally furniture and equipment, agents' debit balances, computer software and certain other receivables) are reported as assets rather than being charged to retained earnings; (d) acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity investments; and (e) fixed maturity investments are carried at fair value rather than amortized cost.

          In addition, statutory accounting principles require life insurance companies to establish an asset valuation reserve ("AVR") and an interest maintenance reserve ("IMR"). The AVR is designed to address the credit-related risk for bonds, preferred stocks, derivative instruments and mortgages and market risk for common stocks, real estate and other invested assets. The IMR is composed of realized gains and losses that result from interest rate fluctuations. These realized gains and losses, net of tax, are amortized into income over the expected remaining life of the asset sold or the liability released.

     c) Insurance Contracts: The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include limited payment, endowment, guaranteed renewable term life, universal life and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

2.   Summary of Significant Accounting Policies - (continued):

     d)   Investments:

          (i)  Cash and Short-Term Investments

               Cash and short-term investments primarily include interest bearing cash accounts, commercial paper and money market investments. All short-term investments are carried at cost plus accrued interest, which approximates fair value and have maturities of greater than three months and less than one year at the date of acquisition. Such highly liquid investments with original maturities of three months or less are classified as cash equivalents. Investments with original maturities of greater than three months are classified as short-term.

          (ii) Fixed Maturity and Equity Securities

               Fixed maturity and equity securities classified as available-for-sale are recorded at fair value. Unrealized gains and losses, net of deferred taxes and amortization of deferred acquisition costs, are recorded as a separate component of other comprehensive income or loss within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

               Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives or expected payment period of the investments. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

               The Company regularly evaluates its investments for impairment. As a matter of policy, the determination that a security has incurred an other-than-temporary impairment ("OTTI") and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investment.

               In general, a security is considered a candidate for impairment if it meets any of the following criteria:

               . Trading at a significant (25 percent or more) discount to par or amortized cost (if lower) for an extended period of time (nine months or longer);

               . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or
                    (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

               . In the opinion of the Company's management, it is probable that the Company may not realize a full recovery on its investments, irrespective of the occurrence of one of the foregoing events.

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

2.   Summary of Significant Accounting Policies - (continued):

     d)   Investments - (continued):

          (ii) Fixed Maturity and Equity Securities - (continued)

               The above criteria also consider circumstances of a rapid and severe market valuation decline, such as that experienced in current credit markets, in which the company could not reasonably assert that recovery period would be temporary.

               Once a security has been identified as impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price, and recorded as a realized capital loss.

               At each balance sheet date, the Company evaluates its securities holdings in an unrealized loss position. Where the Company does not intend to hold such securities until they have fully recovered their carrying value, based on the circumstances present at the date of evaluation, the Company records the unrealized loss in income. If events or circumstances change, such as unexpected changes in the creditworthiness of the obligor, unanticipated changes in interest rates, tax laws, statutory capital positions and liquidity events, among others, the Company revisits its intent. Further, if a loss is recognized from a sale subsequent to a balance sheet date pursuant to these unexpected changes in circumstances, the loss is recognized in the period in which the intent to hold the securities to recovery no longer existed.

               In periods subsequent to the recognition of an OTTI, or impairment loss for debt securities, the Company generally amortizes the discount or reduced premium over the remaining life of the security in a prospective manner based on the amount and timing of future estimated cash flows. Once a security has been identified as impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price, and recorded as a realized capital loss.

          (iii) Mortgage Loans

               Mortgage loans are reported at the unpaid principal balance, net of any allowance for losses. The allowance for losses covers estimated losses based on our assessment of risk factors such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review.

               Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell. There was no allowance for uncollectible loans at December 31, 2007 and 2006.

               Interest on performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or accrual of discount. Interest on non-performing mortgage loans is recorded as income when received.

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

2.   Summary of Significant Accounting Policies - (continued):

     d)   Investments - (continued):

          (iv) Policy Loans

               Policy loans are reported at the aggregate unpaid principal balance. There is no allowance for policy loans, as these loans serve to reduce the death benefits paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

          (v)  Real Estate

               Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Real estate available for sale is carried at the lower of cost (less accumulated depreciation, if applicable) or fair value less cost to sell.

          (vi) Other Invested Assets

               Other invested assets consist primarily of limited partnerships and other investments not classified elsewhere herein. Included in partnerships are preferred equity investments in partially owned companies. Partnerships in which the Company holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of other comprehensive income. With respect to partnerships in which the Company holds in the aggregate a five percent or greater interest, or less than five percent interest but the Company has more than a minor influence over the operations of the investee, the Company's carrying value is the net asset value. The changes in such net asset values accounted for under the equity method are recorded in earnings through net investment income.

          (vii) Securities Lending Collateral and Securities Lending Payable

               The Company lends securities through a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company receives primarily cash collateral in an amount in excess of the market value of securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is obtained at a minimum of 102% of the value of the loaned securities. The collateral is held in a separate custodial account for the beneficial interest of the Company and other affiliated lenders, and is not available for the general use of the Company. The collateral is reinvested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities are carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities.

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

2.   Summary of Significant Accounting Policies - (continued):

     d)   Investments - (continued):

          (vii) Securities Lending Collateral and Securities Lending Payable - (continued):

               Unrealized gains and losses on these collateral investments are reflected within accumulated other comprehensive income, net of deferred taxes, in shareholder's equity. Securities lending collateral investments are subject to review for OTTI using the same policy applied to other invested assets. The Company's allocated portion of income earned on the collateral investments, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the statement of income. The Company's allocated portion of any realized investment gains or losses on the collateral investments are recorded in the statement of income.

               The fair values of securities subject to securities lending agreements were $2,545.4 million and $1,717.6 million as of December 31, 2007 and 2006, respectively, which represents securities included in bonds, notes, and redeemable preferred stocks available for sale in the consolidated balance sheet at the respective balance sheet dates. The collateral is held by the lending agent for the benefit of the Company and is not available for the general use of the Company (restricted). Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the statement of income.

          (viii) Dollar Roll Agreements

               Throughout the year, the Company may enter into dollar roll agreements. These are agreements to sell mortgage-backed securities ("MBS") and to repurchase substantially similar securities at a specific price and date in the future. Dollar roll agreements are accounted for as sales of financial assets and forward repurchase commitments. Assets are removed from the balance sheet at the time of sale. The difference between sales proceeds and carrying values are recorded as realized gains or losses. The forward repurchase commitments are accounted for at fair value, and the changes in fair value are recorded as realized gains or losses. Assets are recorded at the time of purchase at fair value. Unsettled amounts on the purchase contracts are reflected in the balance sheet in other liabilities. At December 31, 2007 and 2006, the Company had no dollar roll agreements outstanding.

          (ix) Derivative Financial Instruments

               The Company recognizes all derivatives in the balance sheet at fair value.

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

2.   Summary of Significant Accounting Policies - (continued):

     d)   Investments - (continued):

          (ix) Derivative Financial Instruments - (continued)

               The Company takes positions from time to time in certain derivative financial instruments in order to mitigate the impact of changes in interest rates, equity markets on cash flows from investment income, or certain policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps and foreign currency swaps, S&P 500 index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer or trader in derivative instruments.

               Statement of Financial Accounting Standards No. 133 - "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133") requires that third-party derivatives used for hedging must be specifically matched with the underlying exposures to an outside third party and documented contemporaneously to qualify for hedge accounting treatment. The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The impact of fair value adjustments on derivatives which do not qualify for hedge accounting have been recorded in net realized capital gains (losses).

     e) Deferred Acquisition Costs ("DAC"): DAC consists of commissions and other costs that vary with and are primarily related to the acquisition of new business. Policy acquisition costs for traditional life insurance products are generally deferred and amortized over the premium paying period of the policy. Policy acquisition costs related to universal life and investment-type products (non-traditional products) are deferred and amortized, with interest, in relation to estimated gross profits to be realized over the estimated lives of the contracts. The Company reviews for recoverability the carrying amounts of DAC on at least an annual basis.

          Management considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are immediately charged to expense in the period such determination is made.

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

2.   Summary of Significant Accounting Policies - (continued):

     e)   Deferred Acquisition Costs - (continued):

          With respect to the Company's variable universal life and variable annuity contracts, the assumption for the long-term annual net growth of the separate and variable account assets used by the Company in the determination of DAC amortization is approximately 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology which allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC adjustment will occur if man unachievable. The use of a reversion to the mean assumption is common within the industry, however, the parameters used in the methodology are subject to judgment and vary among companies.

          For the years ended December 31, 2006 and 2005, DAC is adjusted with respect to non-traditional products as a result of changes in the net unrealized gains or losses on debt and equity securities available for sale. That is, as fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to deferred policy acquisition costs equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity and equity securities available for sale that is recorded directly to other comprehensive income. In 2007, management changed its policy for allocating realized and unrealized losses to DAC and no longer adjusts for unrealized gains and losses.

     f) Income Taxes: Deferred federal income taxes are provided for temporary differences related to the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

          A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

2.   Summary of Significant Accounting Policies - (continued):

     g) Premium Recognition and Related Benefits and Expenses: Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in premiums and other considerations. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC.

          Premiums for traditional, whole and term life insurance products are recognized when due. A liability for future policy benefits is recorded using the net level premium method.

          For limited payment contracts, primarily the Company's life contingent annuities and terminal funding contracts, net premiums are recorded as revenue when due and the difference between the gross premium and the net premium is deferred and recognized in income in a constant relationship to the amount of expected future benefit payments. Reserves for these contracts are based on estimates of the cost of future policy benefits.

          Premiums on accident and health policies are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums.

     h) Policy and Contract Claims: Policy and contract claims include amounts representing: (1) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims; and, (2) an estimate, based upon prior experience, for accident and health reported and incurred but unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments resulting therefore are reflected in income currently.

     i) Separate Accounts: Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain policies. Each separate account has specific investment objectives, and the assets are carried at fair value. The assets of each separate account are legally segregated and are not subject to claims which arise out of any other business of the Company. Investment income, realized investment gains (losses) and policyholder account deposits and withdrawals related to separate accounts are excluded from the statements of income, comprehensive income and cash flows. The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in premiums and other considerations in the statement of income.

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

2.   Summary of Significant Accounting Policies - (continued):

     j) Guaranteed Minimum Death Benefits: A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a policyholder, the contractholder's beneficiary will receive the greater of (1) the contractholder's account value, or (2) a guaranteed minimum death benefit ("GMDB") that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the principal invested, adjusted for withdrawals, accumulated with interest at rates up to 3 percent per annum (subject to certain caps). The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contractholder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

          The Company provides reserves for future GMDB-related benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for minimum guarantees are included in policyholders' benefits in the statements of income.

          The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to policyholders' benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

     k) Reinsurance: The Company generally limits its exposure to loss on any single insured to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15 million. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that generally have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

          Reinsurance assets include the balances due from both reinsurance and insurance companies under the terms of the Company's reinsurance arrangements for ceded unearned premiums, future policy benefits for life and accident and health insurance contracts, policyholder contract deposits and policy and contract claims.

          l) Recently Issued Accounting Standards: In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting for internal replacements of insurance and investment contracts other than those specifically described in Financial Accounting Standard No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investment" ("FAS 97"). SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 became effective on January 1, 2007 and generally affects the accounting for internal replacements occurring after that date.

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

2.   Summary of Significant Accounting Policies - (continued):

     l)   Recently Issued Accounting Standards - (continued):

          In the first quarter of 2007, the Company recorded a cumulative effect reduction of $2.5 million, net of tax, to the opening balance of retained earnings on the date of adoption of SOP 05-1. This adoption effect represented changes in unamortized DAC, unearned revenue liabilities and future policy benefits for life and accident and health insurance contracts resulting from a shorter expected life related to certain group life and health insurance contracts and the effect on the gross profits of investment-oriented products related to previously anticipated future internal replacements.

          In February 2006, the Financial Accounting Standards Board ("FASB") issued Financial Accounting Standard No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FAS 140 and FAS 133" ("FAS 155"). FAS 155 allows the Company to include changes in fair value in earnings on an instrument-by-instrument basis for any hybrid financial instrument that contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under FAS 133. The election to measure the hybrid instrument at fair value is irrevocable at the acquisition or issuance date. The Company elected to early adopt FAS 155 effective January 1, 2006. The adoption of this guidance did not have a material effect on the Company's financial condition or results of operations.

          In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The Company adopted FIN 48 on January 1, 2007. The adoption of this guidance did not have a material effect on the Company's financial condition or results of operations.

          In July 2006, the FASB issued FASB Staff Position No. FAS 13-2, "Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction" ("FSP 13-2"). FSP 13-2 addresses how a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease transaction affects the accounting for the lease by the lessor, and directs that the tax assumptions be consistent with any FIN 48 uncertain tax position related to the lease. The Company adopted FSP 13-2 on January 1, 2007. The adoption of this guidance did not have a material effect on the Company's financial condition or results of operations.

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

2.   Summary of Significant Accounting Policies - (continued):

     m) Future Application of Accounting Standards: In September 2006, the FASB issued Financial Accounting Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an instrument is carried at fair value. FAS 157 nullifies the guidance in Emerging Issues Task Force 02-3 ("EITF 02-3") that precluded the recognition of a trading profit at the inception of a derivative contract unless the fair value of such contract was obtained from a quoted market price or other valuation technique incorporating observable market data. FAS 157 also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value.

          The Company adopted FAS 157 on January 1, 2008, its required effective date. FAS 157 must be applied prospectively, except that the difference between the carrying amount and fair value of a stand-alone derivative or hybrid instrument measured using the guidance in EITF 02-3 on recognition of a trading profit at the inception of a derivative, is to be applied as a cumulative-effect adjustment to opening retained earnings on January 1, 2008. The adoption of FAS 157 did not have a material effect on the Company's financial condition or results of operations.

          In February 2007, the FASB issued Financial Accounting Standard No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in income. FAS 159, also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. FAS 159, permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument. The Company adopted FAS 159 on January 1, 2008, its required effective date. The company did not make any fair value measurement elections upon initial adoption of FAS 159. The effect of FAS 159 on the Company's financial condition or results of operations prospectively directly depends on the nature and extent of eligible items elected to be measured at fair value.

          In June 2007, the AICPA issued SOP No. 07-1 ("SOP 07-1"), "Clarification of the Scope of the Audit and Accounting Guide 'Audits of Investment Companies' and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies." SOP 07-1 amends the guidance for whether an entity may apply the Audit and Accounting Guide, "Audits of Investment Companies" (the Guide). In February 2008, the FASB issued an FSP indefinitely deferring the effective date of SOP 07-1.

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

2.   Summary of Significant Accounting Policies - (continued):

     m)   Future Application of Accounting Standards - (continued):

          In December 2007, the FASB issued Financial Accounting Standard No. 141 (revised 2007), "Business Combinations" ("FAS 141(R)"). FAS 141(R) changes the accounting for business combinations in a number of ways, including broadening the transactions or events that are considered business combinations, requiring an acquirer to recognize 100 percent of the fair values of assets acquired, liabilities assumed, and noncontrolling interests in acquisitions of less than a 100 percent controlling interest when the acquisition constitutes a change in control of the acquired entity, recognizing contingent consideration arrangements at their acquisition-date fair values with subsequent changes in fair value generally reflected in income, and recognizing preacquisition loss and gain contingencies at their acquisition-date fair values, among other changes. FAS 141(R) is required to be adopted for business combinations for which the acquisition date is on or after the beginning of the first annual reporting peri effect FAS 141(R) will have on its financial condition or results of operations.

          In December 2007, the FASB issued Financial Accounting Standard No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No. 51" ("FAS 160"). FAS 160 requires noncontrolling (i.e., minority) interests in partially owned subsidiaries to be classified in the consolidated balance sheet as a separate component of shareholders' equity. FAS 160, also establishes accounting rules for subsequent acquisitions and sales of noncontrolling interests and how noncontrolling interests should be presented in the statement of income. The noncontrolling interests' share of subsidiary income should be reported as a part of net income with disclosure of the attribution of net income to the controlling and noncontrolling interests on the face of the statement of income.

          FAS 160 is required to be adopted in the first annual reporting period beginning on or after December 15, 2008 (January 1, 2009 for the Company) and earlier application is prohibited. FAS 160 must be adopted prospectively, except that noncontrolling interests should be reclassified from liabilities to a separate component of shareholders' equity and net income should be recast to include net income attributable to both the controlling and noncontrolling interests retrospectively. The Company is currently evaluating the effect FAS 160 will have on its financial condition or results of operations.

          In March 2008, the FASB issued Financial Accounting Standard No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" ("FAS 161"). FAS 161 changes the disclosures requirements for derivative instruments and hedging activities. The new standard is effective for fiscal periods beginning after November 15, 2008.

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

3.   Investments:

     a) Net Investment Income: An analysis of net investment income is as follows (in thousands):

                                      Years ended December 31,
                                  --------------------------------
                                    2007        2006        2005
                                  --------   ---------   ---------
                                             (Restated)  (Restated)
Fixed maturities                  $476,371    $525,548    $624,093
Equity securities                    1,323       1,023         662
Mortgage loans                      37,067      29,559      33,524
Policy loans                        14,554      14,146      16,485
Cash and short-term investments      4,440       2,633       3,368
Other long-term investments         33,664      18,663      58,278
                                  --------    --------    --------
   Total investment income         567,419     591,572     736,410
   Investment expenses              (8,942)     (5,779)     (5,169)
                                  --------    --------    --------
      Net investment income       $558,477    $585,793    $731,241
                                  ========    ========    ========

     b) Net Realized Investment Gains (Losses:) Net realized capital gains (losses) of investments for 2007, 2006 and 2005 are summarized below (in thousands):

                                            Years ended December 31,
                                       ----------------------------------
                                         2007        2006         2005
                                       --------   ----------   ----------
                                                  (Restated)   (Restated)
Fixed maturities available for sale
   Realized gains                      $ 26,289    $ 47,633     $ 67,166
   Realized losses                      (30,347)    (50,997)     (47,172)
Equity securities
   Realized gains                         1,162       2,974        1,947
   Realized losses                           --        (356)      (3,907)
Derivatives
   Realized gains                         8,177       4,330           --
   Realized losses                       (4,386)         --      (10,466)
Other long-term investments
   Realized gains                         7,517          80           --
   Realized losses                       (1,313)         --       (1,378)
Securities lending
   Realized losses                      (39,151)         --           --
Other than temporary impairments        (65,528)    (24,518)     (15,289)
                                       --------    --------     --------
Total net realized investment losses
   before taxes                        $(97,580)   $(20,854)    $ (9,099)
                                       ========    ========     ========

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

3. Investments - (continued):

     c)   Unrealized Gains (Losses) on Fixed Maturities and Equity Securities:
          Net unrealized gains (losses) on fixed maturities and equity securities included in accumulated other comprehensive income at December 31 are as follows (in thousands):

                                           2007        2006         2005
                                        ---------   ----------   ----------
                                                    (Restated)   (Restated)

Gross unrealized gains                  $ 295,735    $355,339    $ 491,267
Gross unrealized losses                  (107,990)    (70,303)     (72,237)
Other invested assets                         688        (951)          --
Other - securities lending collateral    (177,021)         --           --
Deferred policy acquisition costs              --      (4,168)     (25,633)
Deferred income tax expense                (3,994)    (97,970)    (139,721)
                                        ---------    --------    ---------
Net unrealized gains on securities      $   7,418    $181,947    $ 253,676
                                        =========    ========    =========

The following table summarizes the Company's gross unrealized losses and estimated fair values on fixed maturity securities available-for-sale, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2007 and 2006 (in thousands).

                               Less than 12 months       12 Months or More              Total
                             -----------------------   ---------------------   -----------------------
                                Fair      Unrealized     Fair     Unrealized      Fair      Unrealized
                                Value        Loss        Value        Loss        Value        Loss
                             ----------   ----------   --------   ----------   ----------   ----------
At December 31, 2007
U.S. Government &
   government agencies       $       --    $     --    $     --     $    --    $       --    $     --
Foreign governments              29,896         678          --          --        29,896         678
States, municipalities and
   political subdivisions            --          --          --          --            --          --
Mortgage backed securities      316,747      15,913     359,323      22,429       676,070      38,342
All other corporate           1,061,792      40,362     460,462      27,873     1,522,254      68,235
Equity securities                 6,469         735          --          --         6,469         735
                             ----------    --------    --------     -------    ----------    --------
   Total                     $1,414,904    $ 57,688    $819,785     $50,302    $2,234,689    $107,990
                             ==========    ========    ========     =======    ==========    ========
Securities lending
   collateral                $1,769,525    $160,919    $152,105     $16,261    $1,921,630    $177,180
                             ==========    ========    ========     =======    ==========    ========

                                    Less than 12 months       12 Months or More              Total
                                  -----------------------   ---------------------   -----------------------
                                     Fair      Unrealized     Fair     Unrealized      Fair      Unrealized
                                     Value        Loss        Value       Loss         Value        Loss
                                  ----------   ----------   --------   ----------   ----------   ----------
At December 31, 2006 (restated)
U.S. Government &
   government agencies            $    5,469     $    77    $  1,163     $     5    $    6,632     $    82
Foreign governments                    1,977         233          --          --         1,977         233
States, municipalities and
   political subdivisions             12,378         122         745           8        13,123         130
Mortgage backed securities           306,971       5,693     379,778      15,819       686,749      21,512
All other corporate                  849,437      18,510     606,131      29,355     1,455,568      47,865
Equity securities                        701         481          --          --           701         481
                                  ----------     -------    --------     -------    ----------     -------
   Total                          $1,176,933     $25,116    $987,817     $45,187    $2,164,750     $70,303
                                  ==========     =======    ========     =======    ==========     =======

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

3.   Investments - (continued):

     c) Unrealized Investment Gains (Losses) on Fixed Maturities and Equity Securities - (continued):

          As of December 31, 2007, the Company held 552 individual bonds and no stock investments that were in an unrealized loss position, of which 148 individual bonds and no stock investments were in an unrealized loss position continuously for more than 12 months.

          The Company regularly reviews its investments for possible impairments based on the criteria discussed in Note 2. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments. As of December 31, 2007, all of the unrealized losses in the table shown above were considered to be temporary based on the results of this review.

     d)   Amortized Cost and Fair Value of Fixed Maturities and Equity
          Securities: The amortized cost and fair value of investments in fixed maturities and equity securities at December 31, 2007 and 2006 are as follows (in thousands):

                                                           2007
                                    -------------------------------------------------
                                                    Gross        Gross
                                     Amortized   Unrealized   Unrealized      Fair
                                       Cost         Gains       Losses        Value
                                    ----------   ----------   ----------   ----------
Fixed maturities:
   U.S. Government and government
      agencies and authorities      $   49,400    $ 10,382     $     --    $   59,782
   Foreign Governments                 119,988       7,269          678       126,579
   States, municipalities and
      political subdivision             12,177          32           --        12,209
   Mortgage-backed securities        1,295,773      20,321       38,342     1,277,752
   All other corporate               5,077,659     255,956       68,235     5,265,380
                                    ----------    --------     --------    ----------
Total fixed maturities              $6,554,997    $293,960     $107,255    $6,741,702
                                    ==========    ========     ========    ==========
Equity securities                   $   16,004    $  1,775     $    735    $   17,044
                                    ==========    ========     ========    ==========
Securities lending collateral       $2,561,577    $    159     $177,180    $2,384,556
                                    ==========    ========     ========    ==========

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

3.   Investments - (continued):

     d) Amortized Cost and Fair Value of Fixed Maturities and Equity Securities - (continued):

                                                     2006 (Restated)
                                    -------------------------------------------------
                                                    Gross        Gross
                                     Amortized   Unrealized   Unrealized      Fair
                                        Cost        Gains       Losses        Value
                                    ----------   ----------   ----------   ----------
Fixed maturities:
   U.S. Government and government
      agencies and authorities      $   52,214    $  9,049      $    82    $   61,181
   Foreign Governments                 111,134      10,645          233       121,546
   States, municipalities and
      political subdivision             13,555          10          130        13,435
   Mortgage-backed securities        1,240,417      16,959       21,512     1,235,864
   All other corporate               5,517,892     317,242       47,865     5,787,269
                                    ----------   ----------   ----------   ----------
Total fixed maturities              $6,935,212    $353,905      $69,822    $7,219,295
                                    ==========    ========      =======    ==========
Equity securities                   $    5,894    $  1,434      $   481    $    6,847
                                    ==========    ========      =======    ==========
Securities lending collateral       $1,763,624    $     --      $    --    $1,763,624
                                    ==========    ========      =======    ==========

The amortized cost and fair value of fixed maturities available for sale at December 31, 2007, by contractual maturity, are shown below (in thousands). Actual maturities could differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

                                                  Amortized      Fair
                                                    Cost         Value
Fixed maturity securities, excluding mortgage-
   backed securities:
      Due in one year or less                    $  169,553   $  170,718
      Due in one year  through 5 years              877,697      915,271
      Due after five years through ten years      1,350,720    1,385,820
      Due after ten years                         2,861,254    2,992,141
Mortgage-backed securities                        1,295,773    1,277,752
                                                 ----------   ----------
Total fixed maturity securities                  $6,554,997   $6,741,702
                                                 ==========   ==========

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

3.   Investments - (continued):

     e) Fixed Maturities Below Investment Grade: At December 31, 2007 and 2006, the fixed maturities held by the Company that were below investment grade had an aggregate amortized cost, in thousands, of $633,025 and $547,145, respectively, and an aggregate market value, in thousands, of $643,820 and $589,938, respectively.

     f) Non-income Producing Assets: Non-income producing assets were insignificant to the Company's Statement of Income.

     g) Investments Greater than 10% of Equity: There were individual investment securities in the amount, in thousands, of $183,873 in which the market value exceeded 10% of the Company's total shareholders' equity at December 31, 2007.

     h) Statutory Deposits: Securities with a carrying value, in thousands, of $3,379 and $3,347 were deposited by the Company under requirements of regulatory authorities as of December 31, 2007 and 2006, respectively.

     i) Mortgage Loans: At December 31, 2007, mortgage loans were collateralized by properties primarily located in nine geographic areas, with loans totaling approximately 33% of the aggregate carrying value of the portfolio secured by properties located in the Mid-Atlantic region, 25% in the Pacific region and 17% in the South Atlantic region, 6% in the E. South Central region, 6% in the W. North Central region, 5% in the E. North Central region, 4% in W. South Central region, and 4% in the New England region.

          At December 31, 2007, the type of property collateralizing the mortgage loan portfolio was approximately 40% for office, 16% for apartments, 14% for retail, 12% for hotel/motel, 10% for industrial, and 8% for other.

4.   Deferred Acquisition Costs:

The following reflects deferred policy acquisition costs which will be amortized against future income and the related current amortization charged to income, excluding certain amounts deferred and amortized in the same period (in thousands).

                                                  Years ended December 31,
                                            -----------------------------------
                                               2007        2006         2005
                                            ---------   ----------   ----------

                                                        (Restated)   (Restated)
   Balance at beginning of year             $ 205,679    $244,233     $253,774
      Acquisition costs deferred                5,671      10,935        8,961
      Amortization charged to income          (51,067)    (75,509)     (56,173)
      Effect of realized gains (losses)         1,556       4,555       (9,371)
      Effect of unrealized gains (losses)       4,218      21,465       47,042
                                            ---------    --------     --------
   Balance at end of year                   $ 166,057    $205,679     $244,233
                                            =========    ========     ========

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

4.   Deferred Acquisition Costs - (continued):

     The Company revises future DAC assumptions, referred to herein as an unlocking, when estimates of future gross profits to be realized on its annuity policies are revised. In 2007, DAC amortization was decreased by $1.8 million due to a DAC unlocking of deferred annuities products.

5.   Policyholder Contract Deposits and Future Policy Benefits:

     a) The analysis of the policyholder contract deposit liabilities and future policy benefits at December 31, 2007 and 2006 are as follows (in thousands):

                                        2007         2006
                                     ----------   ----------
                                                  (Restated)
Policyholder contract deposits:
   Annuities                         $1,647,584   $2,166,929
   Guaranteed investment contracts      321,032      310,564
   Universal life                       503,303      481,745
   Corporate-owned life insurance     1,663,281    1,648,947
   Other investment contracts            26,774       27,670
                                     ----------   ----------
                                     $4,161,974   $4,635,855
                                     ==========   ==========

                                  2007         2006
                               ----------   ----------
                                            (Restated)
Future policy benefits:
   Ordinary life               $   46,351   $   53,588
   Group life                      19,413       17,347
   Life contingent annuities    1,330,436    1,279,603
   Terminal funding             1,097,434      969,448
   Accident and health            142,443      132,926
                               ----------   ----------
                               $2,636,077   $2,452,912
                               ==========   ==========

     b) The liability for policyholder contract deposits has been established based on the following assumptions:

          (i) Interest rates credited on deferred annuities, which vary by territory and year of issuance, range from 3.0 percent to 6.5 percent. Current declared interest rates are generally guaranteed to remain in effect for a period of one year though some are guaranteed for longer periods. Withdrawal charges generally range from 6 percent grading to zero over a period of zero to 7 years.

          (ii) Domestically, guaranteed investment contracts ("GICs") have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 2.8 percent to 6.5 percent and maturities range from 2 to 6 years. The average maturity of these GICs is 3 years.

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

5.   Policyholder Contract Deposits and Future Policy Benefits - (continued):

          (iii) Interest rates on corporate-owned life insurance business are guaranteed at 4.0 percent and the weighted average rate credited in 2007 was 5.3 percent.

          (iv) The universal life funds, exclusive of corporate-owned life insurance business, have credited interest rates of 4.0 percent to 7.1 percent and guarantees ranging from 3.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 3.0 percent of the fund balance and grade to zero over a period not longer than 20 years.

     c) The liability for future policy benefits has been established based upon the following assumptions:

          (i) Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to 8.0 percent within the first 20 years. Interest rates on immediate/terminal funding annuities are at a maximum of 9.6 percent and grade to not less than 1.6 percent.

          (ii) Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate for individual life, including surrenders, approximated 5.3 percent.

6.   Reserves for Guaranteed Benefits:

     Details concerning the Company's GMDB exposure as of December 31, 2007 and 2006 were as follows:

                                             Return of Net Deposits
                                             Plus a Minimum Return
                                             (dollars in millions)
                                           -------------------------
                                               2007          2006
                                           -----------   -----------
                                                          (Restated)
Account value                                  $ 1,461       $ 1,754
Net amount at risk /(a)/                       $    40       $    62
Average attained age of contract holders            72            69
Range of GMDB increase rates /(b)/         0.00%-10.00%  0.00%-10.00%

     /(a)/ Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.

     /(b)/  Reinsured with top rated carriers.

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

6.   Reserves for Guaranteed Benefits - (continued):

     The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported on the balance sheet:

                                  (in thousands)
                                 2007       2006
                               -------   ----------
                                         (Restated)
Balance at January 1           $   400    $   400
Guaranteed benefits incurred     1,670      4,425
Guaranteed benefits paid        (1,670)    (4,425)
                               -------    -------
Balance at December 31         $   400    $   400
                               =======    =======

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2007 and 2006:

..    Data used was 1,000 stochastically generated investment performance scenarios.
..    Mean investment performance assumption was 10%.
..    Volatility assumption was 16%.
..    Mortality was assumed to be 87.5% of the 75-80 VIE M table.
..    Lapse rates vary by contract type and duration and range from 5% to 25%
     with an average of 16%.
..    The discount rate was 8%.

7.   Income Taxes:

     a)   Income tax asset (liability):

                                            (in thousands)
                                       Years ended December 31,
                                       ------------------------
                                           2007        2006
                                         --------   ---------
                                                    (Restated)
Current taxes receivable                 $34,322    $  57,653
Deferred tax liability                    (6,941)    (114,061)
                                         -------    ---------
   Income taxes receivable (payable)     $27,381    $ (56,408)
                                         =======    =========

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

7.   Income Taxes - (continued):

     The components of deferred tax assets and liabilities were as follows:

                                                      (in thousands)
                                                 Years ended December 31,
                                                 ------------------------
                                                     2007        2006
                                                   --------   ----------
                                                              (Restated)
Deferred tax assets:
   Policy reserves                                  23,406       34,760
   Basis differential of investments                37,423       23,352
   Other                                             3,058        4,071
                                                   -------    ---------
   Total deferred tax assets                       $63,887    $  62,183
                                                   -------    ---------

Deferred tax liabilities:
   Deferred policy acquisition costs                58,120       73,447
   Net unrealized gains on debt and equity
      and equity securities available for sale       3,994       97,698
   Basic differential of investments                 8,625           --
   State deferred tax liabilities                       89        1,649
   Other                                                --        3,450
                                                   -------    ---------
   Total deferred tax liabilities                  $70,828    $ 176,244
                                                   -------    ---------

Net deferred tax liabilities                       $(6,941)   $(114,061)
                                                   =======    =========

     b) The provision for income taxes differs from the amount of income tax determined by applying the applicable U.S. statutory federal tax rate to pretax income (loss) as a result of the following differences (in thousands):

                                                  Years ended December 31,
                                             ---------------------------------
                                               2007       2006         2005
                                             -------   ----------   ----------
                                                       (Restated)   (Restated)
Income tax expense at statutory percentage
   of GAAP pretax income                     $ 7,664    $38,445      $69,537
State income tax                                (981)     1,905          385
Dividends received deduction                  (2,750)    (2,752)      (1,785)
Prior year correction                              8     (4,862)      (1,722)
IRS audit settlements                         (2,379)    (4,994)          --
Other                                             --         --           31
                                             -------    -------      -------
      Income tax expense                     $ 1,562    $27,742      $66,446
                                             =======    =======      =======

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

7.   Income Taxes - (continued):

     c) A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

Gross unrecognized tax benefits at December 31, 2006           $ 23
Agreed audit adjustments with taxing authorities included in
   opening balance                                              (23)
Increases in tax positions for prior years                       --
Decreases in tax positions for prior years                       --
Increases in tax positions for current years                     --
Lapse in statute of limitations                                  --
Settlements                                                      --
                                                                 --
                                                               ----
Gross unrecognized tax benefits at December 31, 2007           $ --

                                                               ====

     d) Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At January 1, 2007 and December 31, 2007 the Company had accrued $4 million and $0 million, respectively, for the payment of interest and penalties. For the year ended December 31, 2007, the Company recognized no movement for interest and penalties in the statement of income.

     e) The Internal Revenue Service ("IRS") is currently examining the Company's tax return for the tax years 2000 to 2002. Although the final outcome of any issues raised in examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements.

     f) The Company has a written agreement with AIG under which each subsidiary agrees to pay AIG an amount equal to the consolidated federal income tax expense, multiplied by the ratio that the subsidiary's separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary's separate return tax liability over the allocated consolidated tax liability. AIG agrees to pay each subsidiary for the tax benefits, if any, of net operating losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

8.   Commitments and Contingencies:

     The Company is party to various lawsuits and proceedings arising in the ordinary course of business. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

The Company had $81.6 million and $75.6 million of unfunded commitments for its investments in limited partnerships at December 31, 2007 and 2006, respectively.

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

8.   Commitments and Contingencies - (continued):

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company received permanent permission from the SEC in September 2007.

All fifty states have laws requiring solvent life insurance companies to pay assessments to protect the interests of policyholders of insolvent life insurance and annuity companies. The Company recognizes a liability for insurance-related assessments when all of the following three conditions have been met: (i) an assessment has been imposed or information available prior to the issuance of financial statements indicates it is probable that an assessment will be imposed, (ii) the event obligating the Company to pay an imposed or probable assessment occurred on or before the date of the financial statements and (iii) the amount of the assessment can be reasonably estimated. The December 31, 2007 liability was estimated by the Company using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While it is not possible to exactly estimate the portion of the industry assessments for which the Company will be responsible, it is expected that the Company's results of operations and financial position.

9.   Derivative Financial Instruments:

     a)   Use of Derivative Financial Instruments:

          The Company's use of derivative financial instruments is generally limited to interest rate and currency swap agreements, and, at times, options to enter into interest rate swap agreements (call and put options). The Company is neither a dealer nor a trader in derivative financial instruments.

     b)   Interest Rate and Currency Swap Agreements:

          The Company uses interest rate swap agreements to convert specific investment securities from a floating to a fixed rate basis, or vice versa, and to hedge against the risk of declining interest rates on anticipated security purchases.

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

9. Derivative Financial Instruments - (continued):

     b)   Interest Rate and Currency Swap Agreements - (continued):

          Currency swap agreements are used to convert cash flow from specific investment securities denominated in foreign currencies into U.S. dollars at specific exchange rates and to hedge against currency rate fluctuation on anticipated security purchases. Swap agreements generally have terms of two to ten years.

          The difference between amounts paid and received on swap agreements involved in qualifying hedging relationships is recorded on an accrual basis as an adjustment to realized gains/losses over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in derivative liabilities or assets.

          The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The impact of fair value adjustments on derivatives which do not qualify for hedge accounting have been recorded in net realized capital gains (losses).

          Interest rate and currency swap agreements at December 31 were as follows (in thousands):

                                                                            2007        2006
                                                                          --------   ----------
                                                                                     (Restated)
Asset swaps
Currency swap agreements (receive Koruna dollars/pay U.S. dollars):
   Notional amounts (in U.S. dollars)                                     $ 52,414    $ 52,414
   Fair Value                                                               40,128      27,945

Liability swaps
Interest rate swap agreements to receive floating rate:
   Notional amounts                                                        204,535     204,535
   Fair value                                                               (6,704)        (35)
Currency swap agreements (receive Koruna dollars/pay U.S. dollars):
   Notional amounts (in U.S. dollars)                                       52,414      52,414
   Fair value                                                                 (672)       (248)
Currency swap agreements (receive U.S. dollars/pay Euro dollars):
   Notional amounts (in U.S. dollars)                                       15,810      15,810
   Fair value                                                               (6,464)     (4,712)
Currency swap agreements (receive U.S. dollars/pay British pounds):
   Notional amounts (in U.S. dollars)                                       40,000      40,000
   Fair value                                                               (4,914)     (5,225)
Currency swap agreements (receive U.S. dollars/pay Canadian dollars):
   Notional amounts (in U.S. dollars)                                        7,273       7,273
   Fair value                                                               (3,147)     (1,905)
Currency swap agreements (receive U.S. dollars/pay Australian dollars):
   Notional amounts (in U.S. dollars)                                       15,000      35,000
   Fair value                                                               (2,719)     (3,852)

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

9.   Derivative Financial Instruments - (continued):

     c)   Risks Inherent In the Use of Derivatives:

          Risks inherent in the use of derivatives include market risk, credit risk in the event of non-performance by counterparties, and mismatch risk. Exposure to market risk is mitigated by the fact that all derivatives contracts are executed as effective economic hedges the financial effects of which are offset by another financial instrument (investment securities or index-based policy liabilities.) Counterparty credit exposure is limited by entering into agreements with affiliated counterparties or unaffiliated counterparties having high credit ratings. Affiliated counterparties are guaranteed by AIG and unaffiliated counterparty credit ratings are monitored on a regular basis.

          Mismatch risk is the risk that hedges are executed improperly or become ineffective over the term of the contracts. Procedures have been implemented at AIG Global Investment Corp., the Company's affiliated investment advisor, and within the Company to prevent and detect such mismatches.

10.  Fair Value of Financial Instruments:

     a) Financial Accounting Standard No. 107 "Disclosures about Fair Value of Financial Instruments" ("FAS 107") requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. In the measurement of the fair value of certain of the financial instruments, where quoted market prices were not available, other valuation techniques were utilized. These fair value estimates are derived using internally developed valuation methodologies based on available and observable market information.

          The fair value and carrying amounts of financial instruments are as follows (in thousands):

                                                     2007
                                           -----------------------
                                              Fair       Carrying
                                              Value        Value
                                           ----------   ----------
Assets
Fixed maturities                           $6,741,702   $6,741,702
Equity securities                              17,044       17,044
Mortgage and policy loans                     702,883      711,259
Derivative assets                              40,128       40,128
Investment real estate                         21,504       21,504
Other invested assets                          75,787       75,787
Cash and short-term investments                83,059       83,059
Assets held in separate accounts            3,103,731    3,103,731
Securities lending collateral               2,384,556    2,384,556

Liabilities
Investment contracts                        1,974,162    1,968,216
Derivative liabilities                         24,620       24,620
Liabilities related to separate accounts    3,103,731    3,103,731
Securities lending payable                  2,594,426    2,594,426

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

10.  Fair Value of Financial Instruments - (continued):

                                               2006 (Restated)
                                           -----------------------
                                              Fair       Carrying
                                              Value        Value
                                           ----------   ----------
Assets
Fixed maturities                           $7,219,295   $7,219,295
Equity securities                               6,847        6,847
Mortgage and policy loans                     713,877      711,520
Derivative assets                              27,945       27,945
Investment real estate                         21,067       21,067
Other invested assets                          51,232       51,232
Cash and short-term investments                54,492       54,492
Assets held in separate accounts            3,132,390    3,132,390
Securities lending collateral               1,763,624    1,763,624

Liabilities
Investment contracts                        2,431,806    2,505,162
Derivative liabilities                         15,977       15,977
Liabilities related to separate accounts    3,132,390    3,132,390
Securities lending payable                  1,763,624    1,763,624

     b) The following methods and assumptions were used by the Company in estimating the fair value of the financial instruments presented:

          Fixed maturity and equity securities: The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. The Company obtains market price data to value financial instruments whenever such information is available. Market price data generally is obtained from market exchanges or dealer quotations. The types of instruments valued based on market price data include G-7 government and agency securities, equities listed in active markets, and investments in publicly traded mutual funds with quoted market prices.

          The Company estimates the fair value of fixed income instruments not traded in active markets by referring to traded securities with similar attributes and using a matrix pricing methodology. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, and other relevant factors. The types of fixed income instruments not traded in active markets include non-G-7 government securities, municipal bonds, certain hybrid financial instruments, most investment-grade and high-yield corporate bonds, and most mortgage- and asset-backed products.

          The Company initially estimates the fair value of equity instruments not traded in active markets by reference to the transaction price. This valuation is adjusted only when changes to inputs and assumptions are corroborated by evidence such as transactions in similar instruments, completed or pending third-party transactions in the underlying investment or comparable entities, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity capital markets, and changes in financial ratios or cash flows.

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

10.  Fair Value of Financial Instruments - (continued):

     For equity and fixed income instruments that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

     Mortgage and policy loans: Where practical, the fair values of loans on real estate were estimated using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. Fair value for collateral, commercial and guaranteed loans is based principally on independent pricing services, broker quotes and other independent information. The fair value of policy loans were estimated to approximate carrying value.

     Derivatives: Fair value of derivative assets and liabilities were based on the use of valuation models that utilize, among other things, current interest, foreign exchange and volatility rates, as applicable.

     Other invested assets: Fair value of other invested assets is based upon the fair value of the net assets of these investments as determined by the general partners.

     Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate fair value.

     Assets and liabilities related to separate accounts: Separate and variable accounts are carried at the quoted market value of the underlying securities. The liabilities for these accounts are equal to the account assets.

     Securities lending collateral: Securities lending collateral is invested in short-term investments and fixed maturity securities, primarily floating-rate bonds. The carrying value of short-term investments is considered to be a reasonable estimate of fair value. Securities lending collateral investments in fixed maturity securities are carried at fair value, which is based principally on independent pricing services, broker quotes and other independent information, consistent with the valuation of other fixed maturity securities.

     Securities lending payable: The contract values of securities lending payable approximate fair value as these obligations are short-term in nature.

     Investment contracts: For GICs, income annuities and other similar contracts without life contingencies, estimated fair values are derived using discounted cash flow calculations based upon interest rates currently being offered for similar contracts consistent with those remaining for the contracts being valued.

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

11.  Shareholder's Equity:

     a) The Board of Directors is authorized to issue up to 1 million shares of preferred stock that may be issued in one or more series and with such stated value and terms as may be determined by the Board of Directors. There were 1,000 Series A preferred shares with a par value of $100,000 issued and outstanding at December 31, 2005. The holder of Series A preferred stock is entitled to cumulative dividends at a rate which is recalculated on a quarterly basis. Common stock dividends may not be paid unless provision has been made for payment of Series A preferred dividends. The Series A preferred stock has no additional voting rights. The terms of the Series A preferred stock include the right of the Company to redeem all shares at par value any time at the option of the Company. On September 26, 2006, the Company redeemed the remaining 1,000 shares of preferred stock. The redemption of $100 million was paid to National Union Fire Insurance Company of Pittsburgh, an affiliate.

     b) The Company may not distribute dividends to its Parent Company without prior approval of regulatory agencies. Generally, this limits the payment of such dividends to an amount which, in the opinion of the regulatory agencies, is warranted by the financial condition of the Company. The maximum shareholder dividend, which can be paid without prior regulatory approval, is limited to an amount that is based on restrictions relating to statutory surplus. The Company paid dividends in the amount of $150.0 million, $53.7 million and $61.1 million, in 2007, 2006 and 2005, respectively.

12.  Employee Benefits:

     Currently all the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

13.  Reinsurance:

     a) The Company reinsures portions of its life, accident and health insurance and annuity risks with unaffiliated companies. Life insurance risks are reinsured primarily under coinsurance and yearly renewable term treaties. Accident and health insurance risks are reinsured primarily under coinsurance, excess of loss and quota share treaties. Amounts recoverable from reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of reinsurance assets. A contingent liability exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

          The Company also reinsures portions of its life and accident and health insurance risks with affiliated companies (see Note 14). The effect of all reinsurance contracts, including reinsurance assumed, is as follows (in thousands):

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

13.  Reinsurance - (continued):

                                                      2007
                           ---------------------------------------------------------
                                                Premiums and Other Considerations
                                            ----------------------------------------
                                                      Accident
                           Life Insurance                and
                              in Force        Life     Health     Annuity     Total
                           --------------   -------   --------   --------   --------
Direct                       $46,585,927    $70,849   $331,267   $189,637   $591,753
   Ceded - Nonaffiliated       9,331,277     52,949      3,274      4,026     60,249
   Ceded - Affiliated             58,396        498    263,702         --    264,200
                             -----------    -------   --------   --------   --------
Total Ceded                    9,389,673     53,447    266,976      4,026    324,449
                             -----------    -------   --------   --------   --------
Net                          $37,196,254    $17,402   $ 64,291   $185,611   $267,304
                             ===========    =======   ========   ========   ========

                                                   2006 (Restated)
                           ---------------------------------------------------------
                                                Premiums and Other Considerations
                                            ----------------------------------------
                                                      Accident
                           Life Insurance                and
                              in Force        Life     Health     Annuity     Total
                           --------------   -------   --------   --------   --------
Direct                       $44,604,113    $68,069   $314,575   $146,038   $528,682
   Assumed - Affiliated          593,193       (227)        --         --       (227)
                             -----------    -------   --------   --------   --------
Total Assumed                    593,193       (227)        --         --       (227)
   Ceded - Nonaffiliated       9,558,353     46,540      2,367      4,619     53,526
   Ceded - Affiliated             64,526         88    252,408         --    252,496
                             -----------    -------   --------   --------   --------
Total Ceded                    9,622,879     46,628    254,775      4,619    306,022
                             -----------    -------   --------   --------   --------
Net                          $35,574,427    $21,214   $ 59,800   $141,419   $222,433
                             ===========    =======   ========   ========   ========

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

13.  Reinsurance - (continued):

                                                   2005 (Restated)
                           ---------------------------------------------------------
                                                Premiums and Other Considerations
                                            ----------------------------------------
                                                      Accident
                           Life Insurance                and
                              in Force        Life     Health     Annuity     Total
                           --------------   -------   --------   --------   --------
Direct                       $36,797,482    $66,707   $324,970    $88,184   $479,861
   Assumed - Affiliated            5,111         --         --         --         --
                             -----------    -------   --------    -------   --------
Total Assumed                      5,111         --         --         --         --
   Ceded - Nonaffiliated      10,107,158     38,010      2,622      5,098     45,730
   Ceded - Affiliated             71,551         47    269,450         --    269,497
                             -----------    -------   --------    -------   --------
Total Ceded                   10,178,709     38,057    272,072      5,098    315,227
                             -----------    -------   --------    -------   --------
Net                          $26,623,884    $28,650   $ 52,898    $83,086   $164,634
                             ===========    =======   ========    =======   ========

     b) Reinsurance recoveries, which reduced death and other benefits, approximated, in thousands, $209,798 and $212,487, respectively, for each of the years ended December 31, 2007 and 2006.

          The Company's reinsurance arrangements do not relieve it from its direct obligation to its insured. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

     c) In 2003, the Company entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda ("ALB"), an affiliate. The agreement has an effective date of January 1, 2003. Under the agreement, ALB reinsures a 100% quota share of the Company's liability on selective level term products and universal life products issued by the Company. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied.

14.  Transactions with Related Parties:

     a) The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income and commission ceded for 2007 was, in thousands, $263,702 and $17,889 respectively. Premium income and commission ceded for 2006, in thousands, amounted to $252,496 and $19,935, respectively. Premium income and commission ceded to affiliates, in thousands, amounted to $269,497 and $18,815, respectively, for the year ended December 31, 2005.

                           AIG LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (Continued):

14.  Transactions with Related Parties - (continued):

     b) The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 2007, 2006 and 2005, the Company was charged, in thousands, $45,069, $39,569 and $30,578, respectively, for expenses attributed to the Company but incurred by affiliates.

     c) National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), an indirect wholly owned subsidiary of AIG, has provided notice of termination of the General Guarantee Agreement dated July 13, 1998 (the "Guarantee") with respect to prospectively issued policies and contracts issued by the Company. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern Time ("Point of Termination"). Pursuant to its terms, the Guarantee does not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantee will remain in effect for any policy, contract or certificate issued prior to the Point of Termination until all insurance obligations under such contracts are satisfied in full. National Union's audited statutory financial statements are filed with the SEC as part of the Company's registration statements for its variable products that were issued prior to the Point of Termination.

     d) AIG has provided a Support Agreement to the Company to maintain a certain financial condition in order to enable the Company to issue its policies. The Support Agreement is for the benefit of the Company rather than its policyholders.

                      NATIONAL UNION FIRE INSURANCE COMPANY
                               OF PITTSBURGH, PA.

                                NAIC CODE: 19445

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                      NATIONAL UNION FIRE INSURANCE COMPANY
                               OF PITTSBURGH, PA.

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                TABLE OF CONTENTS
                                -----------------
Report of Independent Auditors .................................   2

Statements of Admitted Assets ..................................   3

Statements of Liabilities, Capital and Surplus .................   4

Statements of Income and Changes in Capital and Surplus ........   5

Statements of Cash Flow ........................................   6

Notes to Statutory Basis Financial Statements ..................   7

                         Report of Independent Auditors

To the Board of Directors and Shareholder of National Union Fire Insurance Company of Pittsburgh, Pa.:

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of National Union Fire Insurance Company of Pittsburgh, Pa. (the Company) as of December 31, 2007 and 2006, and the related statutory statements of income and changes in capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2007 and 2006, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2007.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, on the basis of accounting described in Note 1 to the financial statements.


PRICEWATERHOUSECOOPERS LLP

New York, NY
April 25, 2008

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                          STATEMENTS OF ADMITTED ASSETS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2007 AND 2006
                                 (000'S OMITTED)

------------------------------------------------------------------------------------------------------------
As of December 31,                                                                     2007          2006
------------------------------------------------------------------------------------------------------------
Cash and invested assets:
   Bonds, at amortized cost (NAIC market value: 2007 - $14,451,338;
      2006 - $13,761,650)                                                          $14,170,023   $13,457,046
   Stocks:
      Common stocks, at NAIC market value adjusted for non admitted assets
         (cost: 2007 - $3,016,442; 2006 - $2,867,897)                                8,981,169     7,659,381
      Preferred stocks, primarily at NAIC market value (cost: 2007 - $2,020,851;
         2006 - $2,024,367)                                                          2,020,851     2,024,527
   Other invested assets, primarily at equity (cost: 2007 - $1,828,359;
         2006 - $1,149,519)                                                          2,578,384     1,722,869
   Short-term investments, at amortized cost (approximates NAIC market value)          166,698       149,788
   Securities lending collateral                                                        11,710         9,759
   Receivable for securities                                                             8,727            --
   Overdraft                                                                          (227,495)     (189,073)
------------------------------------------------------------------------------------------------------------
            Total cash and invested assets                                          27,710,067    24,834,297
------------------------------------------------------------------------------------------------------------

Investment income due and accrued                                                      188,178       184,751
Agents' balances or uncollected premiums:
   Premiums in course of collection                                                    636,384       797,259
   Premiums and installments booked but deferred and not yet due                       942,542       392,636
   Accrued retrospective premiums                                                    1,305,787     1,695,633
Amounts billed and receivable from high deductible policies                            168,248        80,613
Reinsurance recoverable on loss payments                                               632,449       514,198
Funds held by or deposited with reinsurers                                              11,428        14,456
Deposit accounting assets                                                              793,216       854,511
Deposit accounting assets - funds held                                                 104,412        99,516
Net deferred tax assets                                                                371,196       385,629
Receivable from parent, subsidiaries and affiliates                                    265,849       695,535
Equities in underwriting pools and associations                                      1,279,140       906,315
Other admitted assets                                                                  191,925       171,621
------------------------------------------------------------------------------------------------------------
            Total admitted assets                                                  $34,600,821   $31,626,970
============================================================================================================

                See Notes to Statutory Basis Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2007 AND 2006
                    (000'S OMITTED EXCEPT SHARE INFORMATION)

-----------------------------------------------------------------------------------------------
As of December 31,                                                        2007          2006
-----------------------------------------------------------------------------------------------
                                   Liabilities
                                   -----------

Reserves for losses and loss adjustment expenses                      $13,852,252   $12,901,979
Unearned premium reserves                                               4,513,703     4,403,870
Commissions, premium taxes, and other expenses payable                    241,277       188,909
Reinsurance payable on paid loss and loss adjustment expenses             278,579       325,207
Funds held by company under reinsurance treaties                          246,532       239,612
Provision for reinsurance                                                 121,714       134,981
Ceded reinsurance premiums payable, net of ceding commissions             517,741       418,513
Retroactive reinsurance reserves - assumed                                 32,180        24,533
Retroactive reinsurance reserves - ceded                                  (68,937)      (64,687)
Deposit accounting liabilities                                            200,040       181,868
Deposit accounting liabilities - funds held                               734,590       742,591
Securities lending payable                                                 12,741         9,759
Collateral deposit liability                                              374,712       647,179
Payable to parent, subsidiaries and affiliates                            472,165       295,246
Current federal and foreign income taxes payable to parent                315,659       214,453
Payable for securities                                                    226,874       247,111
Other liabilities                                                         372,006       295,634
-----------------------------------------------------------------------------------------------
   Total liabilities                                                   22,443,828    21,206,758
-----------------------------------------------------------------------------------------------

                               Capital and Surplus
                               -------------------

Common capital stock, $5.00 par value, 1,000,000 shares authorized;
   895,750 shares issued and outstanding                                    4,479         4,479
Capital in excess of par value                                          2,925,224     2,694,092
Unassigned surplus                                                      9,175,217     7,669,024
Special surplus funds from retroactive reinsurance                         52,073        52,617
-----------------------------------------------------------------------------------------------
   Total capital and surplus                                           12,156,993    10,420,212
-----------------------------------------------------------------------------------------------
   Total liabilities, capital, and surplus                            $34,600,821   $31,626,970
===============================================================================================

                See Notes to Statutory Basis Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

             STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                 (000'S OMITTED)

---------------------------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                        2007          2006          2005
---------------------------------------------------------------------------------------------------------------------------
                              Statements of Income
                              --------------------

Underwriting income:
   Premiums earned                                                                  $ 7,666,749   $ 7,701,201   $ 7,035,963
---------------------------------------------------------------------------------------------------------------------------
Underwriting deductions:
   Losses incurred                                                                    4,470,750     4,645,657     5,207,675
   Loss adjustment expenses incurred                                                    861,826       827,234     1,138,284
   Other underwriting expenses incurred                                               1,685,858     1,747,380     1,401,165
---------------------------------------------------------------------------------------------------------------------------
Total underwriting deductions                                                         7,018,434     7,220,271     7,747,124
---------------------------------------------------------------------------------------------------------------------------
Net underwriting income (loss)                                                          648,315       480,930      (711,161)
---------------------------------------------------------------------------------------------------------------------------
Investment income:
   Net investment income earned                                                       1,182,291       757,517       747,551
   Net realized capital (loss) gains (net of capital gains taxes: 2007 - $3,076;
      2006 - $12,835; 2005 - $24,064)                                                   (40,847)       40,370        44,691
---------------------------------------------------------------------------------------------------------------------------
Net investment gain                                                                   1,141,444       797,887       792,242
---------------------------------------------------------------------------------------------------------------------------
Net loss from agents' or premium balances charged-off                                   (94,880)      (52,526)     (153,838)
Finance and service charges non included in premiums                                     17,362        15,081        17,311
Other gain, net of dividends to policyholders                                            83,284        53,056        79,444
---------------------------------------------------------------------------------------------------------------------------
Net income after capital gains taxes and before federal income taxes                  1,795,525     1,294,428        23,998
Federal income tax expense (benefit)                                                    510,618       173,573      (107,916)
---------------------------------------------------------------------------------------------------------------------------
      Net income                                                                    $ 1,284,907   $ 1,120,855   $   131,914
===========================================================================================================================

                         Changes in Capital and Surplus
                         ------------------------------

Capital and surplus, as of December 31, previous year                               $10,420,212   $ 8,120,163   $ 7,376,821
   Adjustment to beginning surplus                                                      (87,263)     (157,094)     (205,585)
---------------------------------------------------------------------------------------------------------------------------
Capital and surplus, as of January 1,                                                10,332,949     7,963,069     7,171,236
---------------------------------------------------------------------------------------------------------------------------
Changes in capital and surplus:
   Net income                                                                         1,284,907     1,120,855       131,914
   Change in net unrealized capital gains (net of capital gains taxes:
      2007 - $81,239; 2006 - $86,349; 2005 - $(18,068))                               1,299,705     1,381,471       697,684
   Change in net deferred income taxes                                                   92,036        33,752        46,237
   Change in non-admitted assets                                                         (3,270)     (158,503)      (88,388)
   Change in provision for reinsurance                                                   13,267        66,780       132,935
   Paid in surplus                                                                      231,132            --       199,830
   Cash dividends to stockholder                                                     (1,120,000)           --       (97,750)
   Foreign exchange translation                                                          26,267        12,788       (73,535)
---------------------------------------------------------------------------------------------------------------------------
      Total changes in capital and surplus                                            1,824,044     2,457,143       948,927
---------------------------------------------------------------------------------------------------------------------------
Capital and surplus, as of December 31,                                             $12,156,993   $10,420,212   $ 8,120,163
===========================================================================================================================

                See Notes to Statutory Basis Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                             STATEMENTS OF CASH FLOW
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                 (000'S OMITTED)

---------------------------------------------------------------------------------------------------------
For the years ended December 31,                                      2007          2006          2005
---------------------------------------------------------------------------------------------------------
                              Cash From Operations
                              --------------------

Premiums collected, net of reinsurance                            $ 7,891,160   $ 6,857,942   $ 7,217,780
Net investment income                                               1,227,721       809,958       720,255
Miscellaneous income (expense)                                          8,924        69,085       (57,062)
---------------------------------------------------------------------------------------------------------
   Sub-total                                                        9,127,805     7,736,985     7,880,973
---------------------------------------------------------------------------------------------------------
Benefit and loss related payments                                   3,878,095     3,479,755     3,931,978
Commission and other expense paid                                   2,302,839     2,335,839     2,113,308
Dividends paid to policyholders                                           130         1,419           927
Change in federal income taxes                                        330,776      (790,391)       47,537
---------------------------------------------------------------------------------------------------------
   Net cash provided from operations                                2,615,965     2,710,363     1,787,223
---------------------------------------------------------------------------------------------------------

                              Cash From Investments
                              ---------------------

Proceeds from investments sold, matured, or repaid
     Bonds                                                          5,184,469     2,023,652     2,374,908
     Stocks                                                           773,650       637,187       677,784
     Other                                                            621,387       511,071     3,296,328
---------------------------------------------------------------------------------------------------------
     Total proceeds from investments sold, matured, or repaid       6,579,506     3,171,910     6,349,020
---------------------------------------------------------------------------------------------------------

Cost of investments acquired
   Bonds                                                            5,997,221     4,733,252     3,915,482
   Stocks                                                             837,600       633,747       521,240
   Other                                                            1,350,766       563,291     3,256,822
---------------------------------------------------------------------------------------------------------
   Total cost of investments acquired                               8,185,587     5,930,290     7,693,544
---------------------------------------------------------------------------------------------------------
   Net cash (used in) investing activities                         (1,606,081)   (2,758,380)   (1,344,524)
---------------------------------------------------------------------------------------------------------

                  Cash From Financing and Miscellaneous Sources
                  ---------------------------------------------

Capital and surplus paid-in                                                --       199,830            --
Dividends to stockholder                                           (1,120,000)           --      (146,977)
Net deposit on deposit-type contracts and other insurance              75,242       276,990        45,455
Equities in underwriting pools and associations                      (380,888)     (258,959)     (137,050)
Collateral deposit liability                                         (272,467)      113,328        49,416
Intercompany receivable and payable, net                              589,241      (675,777)     (559,414)
Other                                                                  77,476       223,678       210,212
---------------------------------------------------------------------------------------------------------
   Net cash (used in) financing and miscellaneous activities       (1,031,396)     (120,910)     (538,358)
---------------------------------------------------------------------------------------------------------
Net change in cash and short-term investments                         (21,512)     (168,927)      (95,659)
Overdraft and short-term investments:
Beginning of year                                                     (39,285)      129,642       225,301
---------------------------------------------------------------------------------------------------------
   End of year                                                    $   (60,797)  $   (39,285)  $   129,642
=========================================================================================================

                See Notes to Statutory Basis Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING
---------------------------------------------------------------------------
         POLICIES
         --------
A.   Organization
     ------------
     National Union Fire Insurance Company of Pittsburgh, PA. (the Company or National Union) is a direct wholly-owned subsidiary of the AIG Commercial Insurance Group, Inc. (AIGCIG), a Delaware corporation, formerly known as NHIG Holding Corp.

     On December 29, 2006, as part of a reorganization of the American International Group, Inc.'s (the Ultimate Parent or AIG) domestic property-casualty insurance operations, AIG contributed its 100% ownership of the Company's common stock to AIGCIG, an indirect wholly-owned subsidiary of AIG. Prior to the reorganization, the Company was a direct wholly-owned subsidiary of AIG. The ownership change had no effect on the Company's operations.

     The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers, and through AIG's risk finance operation, the Company provides its customized structured products.

     The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker usually has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

     The Company has significant transactions with AIG and affiliates. In addition, the Company participates in an inter-company pooling agreement with certain affiliated companies (see Note 5).

B.   Summary of Significant Statutory Basis Accounting Policies
     ----------------------------------------------------------
     Prescribed or Permitted Statutory Accounting Practices:
     -------------------------------------------------------
     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (PA SAP).

     The Insurance Department of the Commonwealth of Pennsylvania recognizes only statutory accounting practices prescribed or permitted by the Commonwealth of Pennsylvania for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the Pennsylvania Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     Commonwealth of Pennsylvania. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

     The Insurance Department of the Commonwealth of Pennsylvania has adopted the following accounting practices that differ from those found in NAIC SAP. Specifically, the prescribed practice of discounting of workers' compensation reserves on a non-tabular basis (in NAIC SAP, discounting of reserves is not permitted on a non tabular basis) and the permitted practice that Schedule F is prepared on a New York basis, including New York State Insurance Department Regulation 20 (New York Regulation 20) reinsurance credits for calculating the provision for unauthorized reinsurance (in NAIC SAP, New York Regulation 20 reinsurance credits are not permitted). New York Regulation 20 allows certain offsets to the provision for reinsurance, including parental letters of credits.

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed or permitted by PA SAP is shown below:

-----------------------------------------------------------------------------------
December 31,                                   2007           2006          2005
-----------------------------------------------------------------------------------
Net income, PA SAP                          $ 1,284,907   $ 1,120,855   $   131,914
State prescribed practices - (deduction):
   Non-tabular discounting                      (89,223)      (97,907)     (403,719)
-----------------------------------------------------------------------------------
Net income (loss), NAIC SAP                 $ 1,195,684   $ 1,022,948   $  (271,805)
===================================================================================

Statutory surplus, PA SAP                   $12,156,993   $10,420,212   $ 8,120,163
State prescribed practices - (charge):
   Non-tabular discounting                     (782,088)     (692,865)     (594,958)
Regulation 20 - parental letter of credit      (366,724)     (404,966)     (422,706)
Regulation 20 - other reinsurance credits      (112,389)     (140,227)     (212,192)
-----------------------------------------------------------------------------------
Total state prescribed practices             (1,261,201)   (1,238,058)   (1,229,856)
-----------------------------------------------------------------------------------
Statutory surplus, NAIC SAP                 $10,895,792   $ 9,182,154   $ 6,890,307
===================================================================================

     In 2006 and 2005, the Commissioner of the Insurance Department of the Commonwealth of Pennsylvania (the Commissioner) permitted the Company to utilize the independent audit of AIG to support the requirement for audited U.S. GAAP equity of the investments in non-insurance and foreign insurance entities. As of December 31, 2006, the aggregate value of equity investments to which this permitted practice applies amounted to was $6,244. The Commissioner has also permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in limited partnerships and joint ventures. As of December 2007 and 2006, the aggregate value of limited partnerships and joint ventures to which this permitted practice applies was $71,600 and $142,000, respectively.

     In 2007 the foreign property and casualty division of AIG announced the restructuring of its United Kingdom (UK) general insurance operations designed to simplify the organization, provide an enhanced regulatory and legal platform and improve transparency and efficiency. In December 2007, New Hampshire Insurance Company

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
     ---------------------------------------------------------------------------
     transferred substantially all of the business written by its United Kingdom branch (the UK Branch) to AIG UK Ltd., a UK affiliate formerly known as Landmark Insurance Company Limited. This transaction was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK to transfer the aforementioned business. Additionally, as part of the transaction, management (i) entered into several intercompany reinsurance agreements (both commutations and new contracts) with subsidiaries of AIG; and, (ii) intent to make capital contributions and distributions involving subsidiaries of AIG. Some of these transactions are still not fully executed. The proposed transactions are intended in aggregate to have minimal effect (i.e.: less than 1%) individually and in aggregate on the surplus of the National Union Pool Companies (See listing of companies in Note 5A).

     The results of the UK branch are reported through the Company's participation in American International Underwriters Overseas Association (AIUOA or the Association) (see Footnote 5). AIUOA reports on a fiscal year ending on November 30th. Although the Company's year ends on December 31st, the Company's annual financial statements have historically and consistently reported the results of its participation in AIUOA based on AIUOA's fiscal year close of November 30th. In order to achieve consistency in its financial reporting, the Company, with the permission of the New York and Pennsylvania Insurance Departments, will record the effects described in the preceding paragraph of this transaction in its 2008 statutory financial statements.

     The use of all of the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2007 reporting period.

     Statutory Accounting Practices and Generally Accepted Accounting
     ----------------------------------------------------------------
     Principles:
     -----------
     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and PA SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

     Under GAAP:
     -----------
     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

     c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

     d.   Estimated undeclared dividends to policyholders are accrued;

     e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

     f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between the cost and the fair value for securities available-for-sale is reflected net of related

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
          ----------------------------------------------------------------------
          deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

     g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

     h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the statement of income.

     Under NAIC SAP:
     ---------------
     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

     c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments, which is reported directly in surplus. Dividends are reported as investment income;

     d.   Declared dividends to policyholders are accrued;

     e. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

     f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or market;

     g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

     h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the statement of income and surplus is segregated by the ceding entity to the extent of gains realized; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     Significant Statutory Accounting Practices:
     -------------------------------------------
     A summary of the Company's significant statutory accounting practices are as follows:

     Use of Estimates: The preparation of financial statements in conformity with PA SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

     Invested Assets: The Company's invested assets are accounted for as follows:

     . Cash and Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value (as designated by the NAIC Securities Valuation Office). The Company maximizes its investment return by investing in a significant amount of cash in hand in short-term investments. Short-term investments are recorded separately from cash in the accompanying financial statements. The Company funds cash accounts daily using funds from short-term investments. Cash is in a negative position when outstanding checks exceed cash-in-hand in operating bank accounts. As described in Note 5, the Company is party to an inter-company reinsurance pooling agreement. As the Company is the lead participant in the pool, the Company makes disbursements on behalf of the pool which is also a cause for the Company's negative cash position.

     . Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or the NAIC-designated market value. If a bond is determined to have an other-than-temporary decline in value the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

          In periods subsequent to the recognition of an other-than-temporary impairment loss for fixed maturity securities, the Company accretes the discount or amortizes the premium over the remaining life of the security based on the amount and timing of future estimated cash flows.

          Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2007 and 2006, the NAIC market value of the Company's mortgage-backed securities approximated $992,697 and $70,681, respectively. Mortgage-backed securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow, and are valued using the retrospective method. Prepayment assumptions were obtained from third party vendors.

     . Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
    ----------------------------------------------------------------------------
          preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund or paid-in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or NAIC designated market values.

          Investments in affiliates for which the Company's ownership interest (including ownership interest of the Ultimate Parent and its subsidiaries) is less than 85.0%, and whose securities are traded on one of the three major U.S. exchanges, are included in common stock at the quoted market value less a discount as prescribed by NAIC SAP. The average discount rate was approximately 24.2% in 2006. No investments in affiliates were valued using this methodology in 2007. See note 5 for changes in valuation of affiliates. Other investments in affiliates are included in common stocks based on the net worth of the entity.

     . Other Invested Assets: Other invested assets consist primarily of investments in joint ventures and partnerships. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an other-than-temporary decline in value, the costs are written-down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

     . Derivatives: Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency for a specific amount of another currency at a date in the future. Foreign exchange contracts are entered into in order to manage exposure to changes in the foreign exchange rates related to long-term foreign denominated bonds held by the Company. The contracts are usually between one and three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in investment income.

          Options purchased are included in Other Invested Assets on the Company's Statements of Admitted Assets. Options are carried at market value. Options written are reported in Other Liabilities on the Statements of Liabilities, Capital and Surplus. Realized gains or losses on the sale of options are determined on the basis of specific identification and are included in income.

          Futures are exchange contracts whereby the Company agrees to buy a specific amount of an underlying security (usually an equity index) at a specific price in the future. Throughout the term of the contract, the change in the underlying security's price in the future is calculated each business day, and the gain or loss is transferred in cash to or from the counterparty. When the future position is closed out or expires, a final payment is made. The daily mark-to-market payments are accounted for as realized gains or losses.

          Any change in unrealized gains or losses on derivatives purchased or written are credited or charged to unassigned surplus. The Company does not use hedge accounting for its derivatives.

     . Net Investment Gains (Losses): Net investment gains (losses) consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of specific identification.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
     ---------------------------------------------------------------------------
          Investment income due and accrued is assessed for collectibility. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2007 and 2006, no investment income due and accrued was determined to be uncollectible or non-admitted.

     . Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at NAIC designated values, joint ventures, partnerships, derivatives and foreign currency translation are credited or charged to unassigned surplus.

     Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

     Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 66, entitled Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. In connection therewith, as of December 31, 2007 and 2006, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,305,787 and $1,695,633, respectively, net of non-admitted premium balances of $55,852 and $58,270, respectively.

     Net written premiums that were subject to retrospective rating features were as follows:
   -------------------------------------------------------------------------
   For the years ended December 31,             2007       2006       2005
   -------------------------------------------------------------------------
   Net written premiums subject to
      retrospectively rated premiums          $856,074   $722,690   $538,983
   Percentage of total net written premiums       11.0%       9.2%       7.6%
   -------------------------------------------------------------------------
     Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, entitled Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

     In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projections and associated acquisition expenses. Investment income is not considered in the calculation.

     For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years)

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
     ---------------------------------------------------------------------------
     or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned and loss and LAE liabilities associated with the unreported claims are recognized immediately.

     Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums have been reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

     Retroactive Reinsurance: Retroactive reinsurance reserves are shown separately in the balance sheet. Gains or losses are recognized in the statement of income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

     As agreed with the Company's domiciliary state, the Company analyzed the current status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including incurred but not reported (IBNR)) exceeded $100 for compliance with the nine month rule as described in SSAP No. 62, entitled Property and Casualty Reinsurance (SSAP 62). Any such treaties for which the documentation required by SSAP 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the domiciliary insurance department.

     In early 2007, the Company discovered that certain foreign reinsurance treaties for the period January 1, 2005 to November 30, 2006 were not in compliance with the nine month rule as described in SSAP 62. As agreed with the Company's domiciliary state, the Company recorded these reinsurance treaties as prospective.

     The Company is unable to quantify the impact on policyholders' surplus or net income from the aforementioned practices regarding the nine month rule.

     Deposit Accounting: Assumed and ceded reinsurance contracts which the Company determines do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62, and SSAP No. 75, entitled Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, credited or qualified by the Insurance Department of the Commonwealth of Pennsylvania; or ii) the collateral (i.e: funds withheld, letters of credit or trusts) meets all the requirements of the Insurance Department of the Commonwealth of Pennsylvania. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and the expected future payments with a corresponding credit or charge to other gain in the statement of income.

     As agreed with the Company's domiciliary state, direct insurance transactions whereby the Company determines there was insufficient risk transfer, other than those where a policy was issued: (a) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
     ---------------------------------------------------------------------------
     terms or normal business practices; (b) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance; or (c) in compliance with filed forms, rates and/or rating plans, are recorded as deposit accounting arrangements.

     Foreign Property Casualty Business: As agreed with the Company's domiciliary state, the Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of AIUOA. See Note 5 for a description of the AIUOA pooling agreement and related financial statement presentation.

     Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62, the Company records a liability for reinsurance ceding commissions recorded in excess of acquisition costs. The liability is earned over the terms of the underlying policies.

     Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

     The Company discounts its loss reserves on workers' compensation claims.

     The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. As of December 31, 2007 and 2006, the reserves for losses (net of reinsurance) subject to tabular discounting were $5,036,294 and $4,362,967, respectively. As of December 31, 2007 and 2006, the Company's tabular discount amounted to $301,856 and $251,412, respectively, all of which were applied against the Company's case reserves.

     As prescribed by the Pennsylvania Insurance statutes, the calculation of the Company's non-tabular discount is determined as follows:

     . For accident years 2001 and prior - based upon the industry payout pattern and a 6.0% interest rate.

     . For accident years 2002 and subsequent - based upon the yield of U.S. Treasury securities between one and twenty years and the Company's own payout pattern.

     As of December 31, 2007 and 2006, the reserves for losses (net of reinsurance) subject to non-tabular discounting were $5,036,294 and $4,362,967, respectively. As of December 31, 2007, the Company's non-tabular discount amounted to $782,088, of which $269,981 and $512,106 were applied to case reserves and IBNR, respectively. As of December 31, 2006, the Company's non-tabular discount amounted to $692,865, of which $247,498 and $445,367 were applied to case reserves and IBNR, respectively.

     Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in income.

     Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

     Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

     Capital and Surplus: Common capital stock and capital in excess of par value represent amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share.

     Non-Admitted Assets: Certain assets, principally electronic data processing
     (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all of the Commonwealth of Pennsylvania requirements, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2007 and 2006, depreciation and amortization expense amounted to $25,902 and $22,205, respectively, and accumulated depreciation as of December 31, 2007 and 2006 amounted to $132,361 and $157,343, respectively.

     Reclassifications: Certain balances contained in the 2006 and 2005 financial statements have been reclassified to conform with the current year's presentation.

     During 2006 the Company recorded a pre-tax charge of $127,714, respectively, relating to the reconciliations and substantiation of certain balance sheet accounts. As agreed with the Company's domiciliary state, the Company has recorded all amounts as changes in estimate for 2006.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS
-----------------------------------------------------------------------
During 2007, 2006 and 2005, the Company dedicated significant effort to the resolution of the weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders as reported in the Company's 2006, 2005 and 2004 annual statements. The correction of these errors resulted in an after income tax statutory charge of $87,263, $157,094 and $205,585 as of January 1, 2007, 2006, and 2005, respectively.

Accounting Adjustments to 2006 and 2005 Statutory Basis Financial Statements
----------------------------------------------------------------------------
In accordance with SSAP No. 3, entitled Accounting Changes and Corrections of Errors, the correction of errors has been reported as an adjustment to unassigned surplus as of January 1, 2007, 2006 and 2005.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
The impact of these corrections on surplus to policyholders as of January 1, 2007, 2006 and 2005 are as follows:
-----------------------------------------------------------------------
                                                          Policyholders
                                                             Surplus
-----------------------------------------------------------------------
Balance at December 31, 2006                               $10,420,212
Adjustment to beginning Capital and Surplus:
   Federal income taxes                                        (87,263)
-----------------------------------------------------------------------
      Total adjustment to beginning Capital and Surplus        (87,263)
-----------------------------------------------------------------------
Balance at January 1, 2007, as adjusted                    $10,332,949
=======================================================================
-----------------------------------------------------------------------
                                                          Policyholders
                                                             Surplus
-----------------------------------------------------------------------
Balance at December 31, 2005                               $8,120,163
Adjustments to beginning Capital and Surplus:
   Asset admissibility                                       (108,676)
   Federal income taxes                                       (48,418)
-----------------------------------------------------------------------
      Total adjustment to beginning Capital and Surplus      (157,094)
-----------------------------------------------------------------------
Balance at January 1, 2006, as adjusted                    $7,963,069
=======================================================================
-----------------------------------------------------------------------
                                                          Policyholders
                                                             Surplus
-----------------------------------------------------------------------
Balance at December 31, 2004                               $7,376,821
Adjustments to beginning Capital and Surplus:
   Asset realization                                         (242,195)
   Revenue recognition                                        (68,690)
   Federal income taxes                                       105,300
-----------------------------------------------------------------------
      Total adjustment to beginning Capital and Surplus      (205,585)
-----------------------------------------------------------------------
Balance at January 1, 2005, as adjusted                    $7,171,236
=======================================================================

An explanation for each of the adjustments for prior period corrections is described below:

Asset Admissibility: The Company determined that certain assets should have been non-admitted relating to: (i) custodian agreements that did not comply with state statutes; (ii) securities deposited in a trust account not available to pay policyholder claims and (iii) receivables for high deductible policies.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
Asset Realization: The Company determined that the allowances related to certain premium receivable, reinsurance recoverable and other asset accounts were not sufficient. The adjustment has established additional allowances for these items.

Revenue Recognition: The Company determined that certain revisions to revenues that were recognized in prior periods related to certain long-duration environmental insurance contracts were needed.

Federal Income Taxes (Current and Deferred): The change in federal income taxes is primarily related to an increase in provisions for potential tax exposures, and corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company, resulting in no impact in the table above (see Note 9).

NOTE 3 - INVESTMENTS
--------------------
Statutory Fair Value of Financial Instruments:
----------------------------------------------
The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2007 and 2006:

-------------------------------------------------------------------------------------------------------
                                                             2007                        2006
-------------------------------------------------------------------------------------------------------
                                                    Carrying     Statutory      Carrying      Statutory
                                                     Amount      Fair Value      Amount      Fair Value
-----------------------------------------------   -------------------------   -------------------------
Assets:
   Bonds                                          $14,170,023   $14,451,338   $13,457,046   $13,761,650
   Common stocks                                    8,981,169     8,981,169     7,659,381     7,779,918
   Preferred stocks                                 2,020,851     2,020,860     2,024,527     2,025,128
   Other invested assets                            2,578,384     2,578,384     1,722,869     1,722,869
   Cash and short-term investments                    (60,797)      (60,797)      (39,285)      (39,285)
   Receivable for securities                            8,727         8,727            --            --
   Equities and deposits in pool & associations     1,279,140     1,279,140       906,315       906,315
   Securities lending collateral                       11,710        11,710         9,759         9,759

Liabilities:
   Securities lending payable                     $    12,741   $    12,741   $     9,759   $     9,759
   Collateral deposit liability                       374,712       374,712       647,179       647,179
   Payable for securities                             226,874       226,874       247,111       247,111
=======================================================================================================

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

     . The statutory fair values of bonds, unaffiliated common stocks and preferred stocks are based on NAIC market value*.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     . The statutory fair values of affiliated common stock are based on the underlying equity of the respective entity's financial statements, except for publicly traded affiliates which are based on quoted market values.

     . Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

     . The carrying value of all other financial instruments approximates fair value.

The amortized cost and NAIC market values* of the Company's bond investments as of December 31, 2007 and 2006 are outlined in the table below:

----------------------------------------------------------------------------------------------------------------------
                                                                                    Gross        Gross        NAIC *
                                                                    Amortized    Unrealized   Unrealized      Market
                                                                       Cost         Gains       Losses        Value
----------------------------------------------------------------------------------------------------------------------
As of December 31, 2007:
   U.S. governments                                                $    22,935    $    812      $     3    $    23,744
   All other governments                                               395,812       2,977          780        398,009
   States, territories and possessions                               2,458,221      59,667        2,969      2,514,919
   Political subdivisions of states, territories and possessions     3,188,227     122,115        2,540      3,307,802
   Special revenue and special assessment obligations and all        6,948,195     139,498       19,929      7,067,764
      non-guaranteed obligations of agencies and authorities
      and their political subdivisions
   Public utilities                                                     58,961       1,473           --         60,434
   Industrial and miscellaneous                                      1,097,672       3,649       22,655      1,078,666
----------------------------------------------------------------------------------------------------------------------
      Total bonds, as of December 31, 2007                         $14,170,023    $330,191      $48,876    $14,451,338
======================================================================================================================

As of December 31, 2006:
   U.S. governments                                                $    14,226    $    509      $     8    $    14,727
   All other governments                                               387,569         553       11,040        377,082
   States, territories and possessions                               2,228,746      57,510        3,089      2,283,167
   Political subdivisions of states, territories and possessions     3,181,116      92,097          587      3,272,626
   Special revenue and special assessment obligations and all        7,462,464     175,485        2,193      7,635,756
      non-guaranteed obligations of agencies and authorities
      and their political subdivisions
   Public utilities                                                     59,898         886        1,473         59,311
   Industrial and miscellaneous                                        123,027       2,610        6,656        118,981
----------------------------------------------------------------------------------------------------------------------
      Total bonds, as of December 31, 2006                         $13,457,046    $329,650      $25,046    $13,761,650
======================================================================================================================

As of December 31, 2007 and 2006, the actual fair market value, principally priced by Interactive Data Corporation, a third party rating source, for the above listed securities amounted to $14,452,377 and $13,761,136, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------

The Company had non-admitted assets of $27,755 and $26,613 relating to bonds as of December 31, 2007 and 2006, respectively.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
The amortized cost and NAIC market values* of bonds at December 31, 2007, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.
---------------------------------------------------------------------
                                           Amortized         NAIC
                                              Cost      Market Value*
--------------------------------------   ----------------------------
Due in one year or less                   $   118,473    $   118,908
Due after one year through five years         509,002        517,091
Due after five years through ten years      1,921,897      1,958,726
Due after ten years                        10,635,297     10,863,916
Mortgaged-backed securities                 1,013,109        992,697
Non-Admitted Assets                           (27,755)            --
--------------------------------------   ---------------------------
    Total bonds                           $14,170,023    $14,451,338
======================================   ===========================

Proceeds from sales and gross realized gain and gross realized losses were as follows:

For the years ended December 31,             2007                      2006                      2005
--------------------------------------------------------------------------------------------------------------
                                                  Equity                    Equity                    Equity
                                      Bonds     Securities     Bonds      Securities      Bonds     Securities
----------------------------------------------------------   -----------------------   -----------------------
Proceeds from sales                $4,680,678    $245,854    $1,389,565    $153,541    $2,114,173    $585,696
Gross realized gains                    1,071      33,315        14,274      24,525        52,643      43,085
Gross realized losses                  40,525       9,273        15,247       9,235        21,356       8,592
--------------------------------------------------------------------------------------------------------------

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
The cost or amortized cost and market values* of the Company's common and preferred stocks, as of December 31, 2007 and 2006, are set forth in the table below:

                                        December 31, 2007
-------------------------------------------------------------------------------------------------
                      Cost or       Gross        Gross       NAIC *
                     Amortized   Unrealized   Unrealized     Market     Non-Admitted    Carrying
                       Cost         Gains       Losses        Value        Asset          Value
-------------------------------------------------------------------------------------------------
Common stocks:
-------------
   Affiliated       $2,427,849   $6,240,605    $311,247    $8,357,207      $ 3,489     $8,353,718
   Non-affiliated      588,593       90,400       4,683       674,310       46,859        627,451
-------------------------------------------------------------------------------------------------
      Total         $3,016,442   $6,331,005    $315,930    $9,031,517      $50,348     $8,981,169
=================================================================================================

Preferred stocks:
----------------
   Affiliated       $2,010,247   $       --    $     --    $2,010,247      $    --     $2,010,247
   Non-affiliated       10,604            9          --        10,613           --         10,604
-------------------------------------------------------------------------------------------------
      Total         $2,020,851   $        9    $     --    $2,020,860      $    --     $2,020,851
=================================================================================================

                                        December 31, 2006
-------------------------------------------------------------------------------------------------
                      Cost or       Gross        Gross       NAIC *
                     Amortized   Unrealized   Unrealized     Market     Non-Admitted    Carrying
                       Cost         Gains       Losses        Value        Asset          Value
-------------------------------------------------------------------------------------------------
Common stocks:
-------------
   Affiliated       $2,171,678   $4,871,859     $91,334    $6,952,203      $    --     $6,952,203
   Non-affiliated      696,219       91,418       5,678       781,959       74,781        707,178
-------------------------------------------------------------------------------------------------
      Total         $2,867,897   $4,963,277     $97,012    $7,734,162      $74,781     $7,659,381
=================================================================================================

Preferred stocks:
----------------
   Affiliated       $2,014,000   $      601     $    --    $2,014,601      $    --     $2,014,000
   Non-affiliated       10,367          160          --        10,527           --         10,527
-------------------------------------------------------------------------------------------------
      Total         $2,024,367   $      761     $    --    $2,025,128      $    --     $2,024,527
=================================================================================================

As of December 31, 2007 and 2006, the Company held derivative investments of $93,517 and $69,803, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
The fair market value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2007 and 2006 is set forth in the table below:

                                            12 Months or Less       Greater than 12 Months            Total
--------------------------------------------------------------------------------------------------------------------
                                            Fair      Unrealized      Fair      Unrealized      Fair      Unrealized
       Description of Securities            Value       Losses        Value       Losses        Value       Losses
----------------------------------------------------------------   -----------------------   -----------------------
As of December 31, 2007:
   U. S. governments                     $    9,977     $     3    $       --    $     --    $    9,977    $      3
   All other governments                         --          --        32,805         780        32,805         780
   States, territories and possessions      116,613         468        96,308       2,501       212,921       2,969
   Political subdivisions of states,        369,718       2,521         9,309          19       379,027       2,540
      territories and possessions
   Special revenue                        1,314,924      19,046        42,568         883     1,357,492      19,929
   Public utilities                              --          --            --          --            --          --
   Industrial and miscellaneous             731,326      22,631         1,701          24       733,027      22,655
   ------------------------------------------------------------    ----------------------    ----------------------
   Total bonds                            2,542,558      44,669       182,691       4,207     2,725,249      48,876
   ------------------------------------------------------------    ----------------------    ----------------------
   Affiliated                               104,072      50,211       213,576     261,036       317,648     311,247
   Non-affiliated                            47,460       4,683            --          --        47,460       4,683
   ------------------------------------------------------------    ----------------------    ----------------------
   Total common stocks                      151,532      54,894       213,576     261,036       365,108     315,930
   ------------------------------------------------------------    ----------------------    ----------------------
   Preferred stock                               --          --            --          --            --          --
   ------------------------------------------------------------    ----------------------    ----------------------
   Total stocks                             151,532      54,894       213,576     261,036       365,108     315,930
   ------------------------------------------------------------    ----------------------    ----------------------
   Total bonds and stocks                $2,694,090     $99,563    $  396,267    $265,243    $3,090,357    $364,806
   ============================================================    ======================    ======================

As of December 31, 2006:
   U. S. governments                     $    3,019     $     8    $       --    $     --    $    3,019    $      8
   All other governments                     25,045         524       315,647      10,516       340,692      11,040
   States, territories and possessions      115,790         402       104,817       2,687       220,607       3,089
   Political subdivisions of states,        206,240         495        16,671          92       222,911         587
      territories and possessions
   Special revenue                          363,838         840       131,702       1,353       495,540       2,193
   Public utilities                              --          --        52,749       1,473        52,749       1,473
   Industrial and miscellaneous                  --          --         7,808       6,656         7,808       6,656
   ------------------------------------------------------------    ----------------------    ----------------------
   Total bonds                              713,932       2,269       629,394      22,777     1,343,326      25,046
   ------------------------------------------------------------    ----------------------    ----------------------
   Affiliated                                 5,849       1,165       377,551      90,169       383,400      91,334
   Non-affiliated                             5,055       4,373        99,444       1,305       104,499       5,678
   ------------------------------------------------------------    ----------------------    ----------------------
   Total common stocks                       10,904       5,538       476,995      91,474       487,899      97,012
   ------------------------------------------------------------    ----------------------    ----------------------
   Preferred stock                               --          --            --          --            --          --
   ------------------------------------------------------------    ----------------------    ----------------------
   Total stocks                              10,904       5,538       476,995      91,474       487,899      97,012
   ------------------------------------------------------------    ----------------------    ----------------------
   Total bonds and stocks                $  724,836     $ 7,807    $1,106,389    $114,251    $1,831,225    $122,058
   ============================================================    ======================    ======================

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
In general, a security is considered a candidate for other-than-temporary impairments if it meets any of the following criteria:

a. Trading at a significant (25 percent or more) discount to par or amortized cost (if lower) for an extended period of time (nine months or longer); or

b. The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

c. In the opinion of the Company's management, it is probable that the Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

As of December 31, 2007, the Company has both the ability and intent to hold these investments to recovery.

The Company reported write-downs on its common and preferred stock investments due to an other-than-temporary decline in fair value of $10,659, $7,664 and $2,652 during 2007, 2006 and 2005, respectively, and reported write-downs on its bond investments due to an other-than-temporary decline in fair value of $5,664, $561 and $0 in 2007, 2006 and 2005, respectively.

During 2007, 2006 and 2005, the Company reported the following write-downs on its joint ventures and partnership investments due to an other-than-temporary decline in fair value:

---------------------------------------------------------------------------
For the years ended December 31,                   2007     2006      2005
---------------------------------------------------------------------------
Matlin Patterson Global Opportunities Partners   $    --   $1,143   $    --
DLJ Merchant Banking Partners                      3,454       --     2,923
North Castle II                                    4,162       --        --
Peake Joint Venture                                2,773       --        --
Exponent Private Equity Partners, LP               1,990       --        --
Warburg Equity LP                                  1,656       --        --
21st Century LP                                    1,030       --        --
Castleriggs Partners                                  --       --     2,412
Healthcare Partners III                               --       --     1,491
Sandler Capital IV                                    --       --     1,353
RCBA Strategic Partners                               --       --     1,242
Polyventures II                                       --       --     1,184
Items less than $1.0 million                       5,616    1,747       661
---------------------------------------------------------------------------
   Total                                         $20,681   $2,890   $11,266
===========================================================================

As of December 31, 2007 and 2006, securities with a market value of $12,333 and $9,223, respectively, were on loan. The Company receives cash collateral in an amount in excess of the fair value of the securities lent. The affiliated lending agent monitors the daily fair value of securities lent with respect to the collateral value and obtains additional collateral as necessary to ensure that collateral is maintained at a minimum of 102% for domestic transactions and

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
105% for cross-border transactions of the value of the securities lent. The collateral is held by the lending agent for the benefit of the Company and is not available for the general use of the Company (restricted). Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains responsibility for the investment and control of such collateral. The securities lending transactions are accounted for as secured borrowings as required by SSAP No. 91. The decline in the fair value of the investments in the securities lending collateral account has been reported as a non-admitted asset in the financial statements presented herein.

In response to the lack of liquidity for certain investments in the current market environment, new securities lending collateral cash flow is being directed into short-term investments, and the level of liquidity in the securities lending collateral program has been increased significantly by repositioning to short-term investments (predominantly overnight commercial paper and time deposits). This repositioning resulted in the sale of certain long-term investments, primarily mortgage-backed bonds, in the third quarter of 2007, which generated the pretax realized losses. While these mortgage-backed bonds generally continued to be performing and highly rated, their liquidity and fair value was adversely affected by recent events in the mortgage-backed securities market. The Company's ultimate parent, AIG, deposited funds in the collateral custodial account equal to the pretax realized losses due to sales incurred between August 1 and December 31, 2007, and the Company recorded their allocated portion of such funds as capital contributions totaling $142. AIG has agreed to make additional contributions up to an aggregate limit of $500,000 to offset losses incurred by its insurance subsidiaries from securities lending collateral investments. Management expects that the higher level of liquidity currently maintained in the collateral will allow the Company to hold investments that are currently in an unrealized loss position until they can reasonably be expected to recover their value.

Securities carried at an amortized cost of $2,562,483 and $2,569,672 were deposited with regulatory authorities as required by law as of December 31, 2007 and 2006, respectively.

During 2007, 2006 and 2005, included in Net Investment Income Earned were investment expenses of $8,689, $6,699 and $6,226, respectively, and interest expense of $116,601, $109,876 and $88,991, respectively.

In the course of the Company's asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company's total return on its investment portfolio. The details by NAIC designation 3 or below of securities sold during the year ended December 31, 2006 and reacquired within 30 days of the sale date are:
--------------------------------------------------------------------------------
              Number of     Book Value of    Cost of Securities
            Transactions   Securities Sold       Repurchsed         Gain (Loss)
--------------------------------------------------------------------------------
Bonds:
   NAIC 3        23            $12,359             $13,017             $663
   NAIC 4         1            $   736             $   726             $ 14
   NAIC 5        --            $    --             $    --             $ --
   NAIC 6        --            $    --             $    --             $ --
================================================================================
There were no such sales during 2007.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
NOTE 4 - RESERVES FOR LOSSES AND LAE
-------------------------------------

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2007, 2006 and 2005 is set forth in the table below:
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                      2007          2006          2005
-----------------------------------------------------------------------------------------
Reserves for losses and LAE, beginning of year    $12,901,979   $11,786,300   $ 9,811,368
Adjustments for prior period corrections                   --            --      (174,946)
Incurred losses and LAE related to:
   Current accident year                            5,280,665     5,295,026     5,005,099
   Prior accident years                                51,911       177,865     1,340,860
-----------------------------------------------------------------------------------------
      Total incurred losses and LAE                 5,332,576     5,472,891     6,345,959
-----------------------------------------------------------------------------------------

Paid losses and LAE related to:
   Current accident year                           (1,426,309)   (1,251,773)   (1,274,795)
   Prior accident years                            (2,955,994)   (3,105,439)   (2,921,286)
-----------------------------------------------------------------------------------------
      Total paid losses and LAE                    (4,382,303)   (4,357,212)   (4,196,081)
-----------------------------------------------------------------------------------------
Reserves for losses and LAE, as of December 31,   $13,852,252   $12,901,979   $11,786,300
=========================================================================================

Estimated ultimate incurred losses and LAE attributable to insured events of prior years increased by $51,911, $177,865 and $1,340,860 during 2007, 2006 and
2005, respectively. For all three years the Company experienced adverse loss and LAE reserve development. For 2007, the adverse development primarily related to accident years 2003 and prior, partially offset by favorable development from accident years 2004 through 2006. The favorable developments for accident year 2004 through 2006 were spread across many classes of business, primarily related to directors and officers' liability and related management liability classes of business. The adverse developments from accident years 2003 and prior related primarily to the Company's excess casualty and primary workers compensation classes of business. For 2006 and 2005, the adverse loss and LAE reserve development primarily related to claims from accident years 2002 and prior. The classes of business accounting for the majority of this adverse development were directors and officers' liability and related management liability classes of business, excess casualty, and excess workers' compensation. In addition, the Company significantly increased its reserves for asbestos based on a ground up review of its asbestos claims exposures conducted for year-end 2005 (see Note 12B for further information concerning the Company's asbestos and environmental reserves).

As of December 31, 2007, 2006 and 2005, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $211,061, $209,953 and $198,497, respectively.

As of December 31, 2007, 2006 and 2005, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $6,206,161, $6,572,917 and $7,743,937, respectively (exclusive of inter-company pooling).

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                         DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
NOTE 5 - RELATED PARTY TRANSACTIONS
------------------------------------

A.   National Union Inter-company Pooling Agreement
     -----------------------------------------------

     The Company, as well as certain insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business, except business from foreign branches (excluding Canada), to the Company (the lead pooling participant). In turn, each pooling participant receives from the Company their percentage share of the pooled business.

     In connection therewith, the Company's share of the pool is 38.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

     A list of all pooling participants and their respective participation percentages is set forth in the table below:

----------------------------------------------------------------------------------------------
                                                                      NAIC Co.   Participation
  Member Company                                                       Code        Percent
----------------------------------------------------------------------------------------------
National Union                                                        19445          38.0%
American Home Assurance Company (AHAC)                                19380          36.0%
Commerce and Industry Insurance Company (C&I)                         19410          10.0%
New Hampshire Insurance Company (NHIC)                                23841           5.0%
The Insurance Company of the State of Pennsylvania (ISOP)             19429           5.0%
AIG Casualty Company (formerly Birmingham Fire Insurance Company of
   Pennsylvania) (AIG Casualty)                                       19402           5.0%
AIU Insurance Company (AIUI)                                          19399           1.0%
American International South Insurance Company                        40258           0.0%
Granite State Insurance Company                                       23809           0.0%
Illinois National Insurance Company                                   23817           0.0%
==============================================================================================

     American International Pacific Insurance Company (AIP) terminated its zero percentage participation in the National Union Inter-Company Pooling Agreement (the Commercial Pool) effective July 1, 2007. Commercial risks ceded to the Commercial Pool by AIP prior to its exit will remain in that pool until their natural expiry. AIP's cessions of personal lines risks to the Commercial Pool were commuted and 100% ceded to AIG's Personal Lines Pool, which AIP joined effective July 1, 2007, also with a zero percentage participation.

     Effective January 1, 2008 AIUI will cease to be a member of the Commercial Pool. Cessions from AIUI to the Commercial Pool will be run off and AIUI's 1% participation will be retroactively reduced to zero. The pooling participation of C&I will be retroactively increased to 11%.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                (000'S OMITTED)
--------------------------------------------------------------------------------
B.   American International Underwriters Overseas Association Pooling
     -----------------------------------------------------------------
     Arrangement
     ------------

     AIG formed the AIUOA, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. A list of all members in the AIUOA and their respective participation percentages is set forth in the table below:
--------------------------------------------------------------------------------

                                                           NAIC Co.   Participation
  Member Company                                            Code         Percent
-----------------------------------------------------------------------------------
American International Underwriters Overseas, Limited         --         67.0%
New Hampshire Insurance Company (NHIC)                      23841        12.0%
National Union Fire Insurance Company of Pittsburgh, PA.    19445        11.0%
American Home Assurance Company (AHAC)                      19380        10.0%
===================================================================================

     In exchange for membership in AIUOA at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, AHAC, and the Company.

     At the time of forming the AIUOA, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the AIUOA. As discussed in Note 1, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (a) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (b) its corresponding balance sheet position, excluding loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance as a net equity interest in Equities in Underwriting Pools and Associations; and (c) loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance are recorded on a gross basis. As of December 31, 2007 and 2006, the Company's interest in the AIUOA amounted to $1,279,140 and $906,315, respectively, gross of the following amounts and after consideration of the National Union inter-company pooling agreement:
-------------------------------------------------------------------------------
        As of December 31,                                   2007        2006
-------------------------------------------------------------------------------
Loss and LAE reserves                                      $924,962    $821,515
Unearned premium reserves                                  $374,974    $356,699
Funds held                                                 $ 25,212    $ 18,696
Ceded balances payable                                     $109,151           +
Reinsurance recoverable                                    $(42,037)          +
Retroactive reinsurance                                    $ (1,020)          +
===============================================================================

+ Beginning December 31, 2007, the Company increased the accounts recorded in connection with AIUOA to facilitate the detailed reporting in Schedule F.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                (000'S OMITTED)
--------------------------------------------------------------------------------
     Additionally, the Company holds 16.9% of the issued share capital of AIG Europe S.A. for the beneficial interest of the AIUOA. As of December 31, 2007 and 2006, the Company's interest in AIG Europe S.A. amounted to $110,946 and $122,464, respectively.

C.   Guarantee Arrangements
     -----------------------

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies in exchange for an annual guarantee fee.

     The guarantees are not expected to have a material effect upon the Company's surplus as the guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

     The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                         DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
The guarantees that were in effect as of December 31, 2007 are included in the table below:
--------------------------------------------------------------------------------

                                                                      Policyholder    Invested     Estimated   Policyholders'
Guaranteed Company                                      Date Issued    Obligations     Assets        Loss         Surplus
-----------------------------------------------------------------------------------------------------------------------------
AIG Global Trade and Political Risk
Insurance Company (++)                                     11/5/97     $        --   $   327,013   $     --      $  164,274
American International Insurance
Company of Puerto Rico                                     11/5/97         246,973       183,887         --         128,034
Audubon Insurance Company                                  11/5/97          63,846        77,927         --          42,386
AIG Europe (Ireland) Ltd.                                 12/15/97         715,788       627,093         --         221,497  **

New Hampshire Indemnity Company, Inc.                     12/15/97         151,669       211,611         --         102,267
La Meridional Compania Argentina de
Seguros S.A.                                                1/6/98         186,071        49,600         --          65,991  **
Landmark Insurance Company                                  3/2/98          89,837       351,941         --         146,008

AIG Excess Liability Insurance Company
Ltd. (formerly known as Starr Excess
Liability Insurance International Ltd.)                    7/29/98         491,479     3,096,453         --       1,248,076
AIG Excess Liability Insurance
International Ltd.(formerly known as Starr Excess
Liability Insurance International Ltd.)                    5/28/98       2,605,333       692,798         --         320,999
AIG Life Insurance Company (+)                             7/13/98       7,112,194     7,509,262         --         537,684   *
American International Life Assurance
Company of New York                                        7/13/98       6,166,077     6,794,902         --         662,416
AIG Poland Insurance Company, S.A.                         9/15/98          14,354        41,217         --          41,046  **
AIG Bulgaria Insurance and Reinsurance
Company                                                   12/23/98           6,313         6,923         --          10,930  **
AIG Romania Insurance Company                             12/23/98          15,208         5,723         --           8,887  **
AIG Slovakia Insurance Company A.S.                       12/23/98              --            --         --           9,050  **
American International Assurance Co (Bermuda) Ltd.         8/23/99      13,805,116    18,729,253         --       4,221,961  **
American International Assurance Co (Australia) Ltd.       11/1/02         546,115       532,051         --         227,222  **
First American Czech Insurance Company, Rt.                9/15/98         442,815       532,293         --          86,236  **
AIG Life Insurance Company (Russia) ZAO (w/d 2/13/03)     12/23/98         215,100       254,679         --          36,586  **
First American-Hungarian Insurance Company, Rt.            9/15/98         165,025       185,840         --          44,226  **
AIG Ukraine Insurance Company                              10/1/00           7,087           --          --           5,039  **
-------------------------------------------------------------------------------------------------------------------------------
   Total guarantees                                                    $33,046,400   $40,210,466   $     --      $8,330,815
===============================================================================================================================

*    The guaranteed company is also backed by a support agreement issued by AIG.
**   Policyholders' surplus is based on local GAAP financial statements.
+ This guarantee was terminated as to policies written after December 29, 2006.
++ This guarantee was terminated as to policies written after November 30, 2007.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                         DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
D.   Investments in Affiliates
     -------------------------
     As of December 31, 2007 and 2006, the Company's preferred and common stock investments with its affiliates together with the related change in unrealized appreciation, net of $3,489 of non-admitted balances were as follows:

-------------------------------------------------------------------------------------------------------
                                                                 Actual    Carrying Value
                                                   Ownership      Cost     at December 31   Change in
Affiliated Investment                              Percent        2007         2007         Equity 2007
-------------------------------------------------------------------------------------------------------
Preferred stocks:
Everest Broadband Inc                                100.0%    $   10,247   $     10,247   $   (4,354)
AIG Capital Corporation                              100.0%     2,000,000      2,000,000           --
-------------------------------------------------------------------------------------------------------
   Total preferred stocks - affiliates                          2,010,247      2,010,247       (4,354)
-------------------------------------------------------------------------------------------------------
Common stocks:

International Lease Finance Corporation               32.8%       793,240      2,203,737       46,549
Lexington Insurance Company                           70.0%       258,046      3,185,721      727,569
United Guaranty Corporation                           45.9%        97,833        454,556      224,087
AIU Insurance Company                                 32.0%       101,990        446,078       54,901
American International Specialty Lines Insurance
 Company                                              70.0%       154,297        450,072      148,340
Starr Excess Liability Insurance Company Ltd.        100.0%       385,453      1,248,076      298,531
Pine Street Real Estate Holding Corp.                 22.1%         3,139             --       (1,974)(a)
21st Century Insurance Group                          32.0%       467,720        211,957     (165,594)
American International Realty, Inc.                   22.1%        26,456         35,346        4,472
Eastgreen, Inc.                                        9.4%         8,975          7,004       (2,966)
Everest Broadband Inc.                                15.2%         7,629             --       (3,875)(a)
AIG Lodging Opportunities, Inc.                      100.0%         1,570             --       (6,250)(a)
AIG Domestic Claims                                  100.0%       118,000         73,635       73,635
National Union Fire Ins. Company of Vt.              100.0%         1,000         31,444        4,315
National Union Fire Ins. Company of La.              100.0%         2,501          6,092         (225)
-------------------------------------------------------------------------------------------------------
   Total common stocks - affiliates                             2,427,849      8,353,718    1,401,515
-------------------------------------------------------------------------------------------------------
Total common and preferred stock  - affiliates                 $4,438,096   $ 10,363,965   $1,397,161
=======================================================================================================

(a) Balance not admitted

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                         DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 Actual   Carrying Value
                                                   Ownership      Cost    at December 31     Change in
Affiliated Investment                               Percent       2006         2006         Equity 2006
-------------------------------------------------------------------------------------------------------
Preferred stocks:
Everest Broadband Inc                                100.0%    $   14,000     $   14,601   $   14,601
AIG Life Insurance Company                           100.0%            --             --     (100,000)
AIG Capital Corporation                              100.0%     2,000,000      2,000,000
-------------------------------------------------------------------------------------------------------
   Total preferred stocks - affiliates                          2,014,000      2,014,601      (85,399)
-------------------------------------------------------------------------------------------------------
Common stocks:
International Lease Finance Corporation               32.8%       793,240      2,157,188      199,333
Lexington Insurance Company                           70.0%       257,973      2,458,152      662,757
United Guaranty Corporation                           45.9%        74,893        230,469      (42,150)
AIU Insurance Company                                 32.0%        40,000        391,177       42,324
American International Specialty Lines Insurance
   Company                                            70.0%       109,497        301,732       33,278
Starr Excess Liability Insurance Company Ltd.        100.0%       385,453        949,545      235,344
Pine Street Real Estate Holding Corp.                 22.1%         3,139          1,974      (12,990)
21st Century Insurance Group                          32.0%       467,720        377,551       31,445
American International Realty, Inc.                   22.1%        20,736         30,874       13,105
Eastgreen, Inc.                                        9.4%         8,975          9,970          202
Everest Broadband Inc                                 15.2%         3,876          3,875        3,875
AIG Lodging Opportunities, Inc.                      100.0%         2,676          6,250        5,908
National Union Fire Ins. Company of Vt.              100.0%         1,000         27,129        8,607
National Union Fire Ins. Company of La.              100.0%         2,500          6,317          263
------------------------------------------------------------------------------------------------------
   Total common stocks - affiliates                             2,171,678      6,952,203    1,181,301
------------------------------------------------------------------------------------------------------
Total common and preferred stock  - affiliates                 $4,185,678     $8,966,804   $1,095,902
======================================================================================================

     Investments in affiliates are included in common stocks based on the net worth of the entity except for the Company's 2006 investment in 21st Century Insurance Group, which was a publicly traded affiliate as of December 31, 2006. This investment was valued as of December 31, 2006 based on the quoted market value, less a discount as prescribed by NAIC SAP (see
     Note 2).

     The remaining equity interest in these investments, except for Everest Broadband Inc., is owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

     On May 15, 2007, the Company's Ultimate Parent entered into a definitive merger agreement with 21st Century Insurance Group (21st Century) to acquire the outstanding 39.3% publicly held shares of 21st Century for $22.00 per share in cash. On that date, the Ultimate Parent and its subsidiaries owned approximately 60.7% of the outstanding shares of 21st Century, including approximately 32.0% of the outstanding shares that are owned by the Company. On September 27, 2007, the Company's Ultimate Parent completed the merger, the Ultimate Parent and its subsidiaries owned 100% of 21st Century, and 21st Century requested that the New York Stock Exchange delist its shares. At December 31, 2007, the Ultimate Parent contributed its 39.3% interest in 21st Century to certain of its subsidiaries; however, the Company's ownership percentage did not change. Under applicable

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                         DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     statutory accounting principles, the Company's carrying value of its investment in 21st Century was revalued from quoted market value less a discount to a statutory net worth basis, resulting in a decrease of approximately $226,238 to the Company's June 30, 2007 policyholder's surplus.

     The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2007 and 2006, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $941,485 and $664,669, respectively.

E.   Other Related Party Transactions
     --------------------------------
     The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2007 and 2006 between the Company and any affiliated companies that exceeded half of one percent of the Company's admitted assets as of December 31, 2007 and 2006 and all capital contributions and dividends:

                                                         Assets Received by        Assets Transferred by
                                                            the Company                 the Company
----------------------------------------------------------------------------------------------------------
  Date of                                   Name of     Statement                  Statement
Transaction   Explanation of Transaction   Affiliate     Value      Description      Value     Description
----------------------------------------------------------------------------------------------------------
 03/30/07              Dividend              AIGCIG    $       --        --        $  500,000      Cash
 05/31/07              Dividend              AIGCIG            --        --            75,000      Cash
 09/12/07              Dividend              AIGCIG            --        --           175,000      Cash
 12/03/07              Dividend              AIGCIG            --        --           370,000      Cash
 12/03/07              Dividend                LEX        280,000       Cash               --        --
 09/30/07       Purchase of investment        AIGSL     1,009,286       Bonds       1,009,286      Cash
 12/17/07     Purchase of investment (1)      ISOP         59,000    Investment        59,000      Cash
 12/17/07     Purchase of investment (1)      AHAC         59,000    Investment        59,000      Cash
 12/31/07        Capital contribution          AIG        170,440      In kind             --        --
 08/16/07        Capital contribution          AIG         60,550      In kind             --        --
 10/24/07        Capital contribution        AIGCIG           133      In kind             --        --
 12/31/07        Capital contribution        AIGCIG             9      In kind             --        --
 12/26/06           Bond purchase            NUF VT       291,883       Bond          291,883      Cash
==========================================================================================================

LEX: Lexington Insurance Company
NUF  VT: National Union Fire Insurance Company of Vermont
AIGSL: AIG Security Lending
(1)  Purchase of AIG Domestic Claims from ISOP and AHAC
================================================================================
                                       33

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                         DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the Commonwealth of Pennsylvania, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) and Richmond Insurance Company (Barbados) Limited (Richmond) are treated as affiliated.

The Company did not change its methods of establishing terms regarding any affiliate transaction during the years ended December 31, 2007, 2006 and 2005.

In the ordinary course of business, the Company utilizes AIG Technology, Inc., AIG Global Investment Corp., AIG Global Trust Services, Limited, and AIG Domestic Claims, Inc., for data center systems, investment services, salvage and subrogation, and claims management. In connection with these services, the fees incurred by the Company to these affiliates during 2007, 2006 and 2005 are outlined in the table below:

-------------------------------------------------------------------
For the years ended December 31,       2007       2006       2005
-------------------------------------------------------------------
AIG Technology, Inc.                 $ 30,148   $ 25,926   $ 28,183
AIG Global Investment Corporation       7,139      5,663      5,188
AIG Global Trust Services, Limited         --         65        143
AIG Domestic Claims, Inc.             116,032    123,744    116,732
-------------------------------------------------------------------
  Total                              $153,319   $155,398   $150,246
===================================================================

As of December 31, 2007 and 2006, short-term investments included amounts invested in the AIG Managed Money Market Fund of $91,555 and $35,903, respectively.

As of December 31, 2007, other invested assets included $241,558 of loans with an affiliate. The proceeds from the loans were used by the affiliate for the acquisition of life settlements.

Federal and foreign income taxes payable to AIG as of December 31, 2007 and 2006 amounted to $315,659 and $214,453, respectively.

During 2007 and 2005, the Company sold premium receivables without recourse to AI Credit Corporation and recorded losses on these transactions in the table that follows:

----------------------------------------------------
    As of December 31,      2007     2006      2005
----------------------------------------------------
Accounts receivable sold   $56,857    $--   $202,251
Losses recorded              1,694     --      3,627
----------------------------------------------------

There were no premium receivable sales in 2006.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                         DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
As of December 31, 2007 and 2006, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions). These balances are net of non-admitted amounts of $75,216 and $57,852, respectively, at December 31, 2007 and 2006.
-------------------------------------------------------------------------
As of December 31,                                      2007       2006
-------------------------------------------------------------------------
Balances with pool member companies                   $ 32,362   $502,595
Balances with less than 0.5% of admitted assets        233,487    192,940
-------------------------------------------------------------------------
Receivable from parent, subsidiaries and affiliates   $265,849   $695,535
=========================================================================
Balances with pool member companies                   $104,239   $     --
Balances with less than 0.5% of admitted assets        367,926    295,246
-------------------------------------------------------------------------
Payable to parent, subsidiaries and affiliates        $472,165   $295,246
=========================================================================

The Company contributed capital of $44,800 to American International Lines Insurance Company (AISLIC) subsequent to December 31, 2007 but prior to the filing of its Annual Statement as a result of events relating to AISLIC's December 31, 2007 financial position. This capital contribution has been reflected in affiliated common stocks and payable to affiliates at December 31, 2007.

On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. On March 31, 2006 the insured entered into a receivable sale agreement with A.I. Credit Corporation. (a wholly owned AIG subsidiary) to purchase the insured's March 2006 to March 2010 receivables of $117,000 for $100,000. On June 8, 2008 the insured entered into a further receivable sale agreement with A.I. Credit Corporation to purchase the insured's June 2010 to March 2013 receivables of $130,000 for $97,321.

NOTE 6 - REINSURANCE
--------------------
In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                         DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
During 2007, 2006 and 2005, the Company's net premiums written and net premiums earned were comprised of the following:

For the years ended December 31,              2007                      2006                        2005
--------------------------------------------------------------------------------------------------------------------
                                     Written       Earned        Written       Earned        Written       Earned
--------------------------------------------------------------------------------------------------------------------
Direct premiums                    $ 5,450,523   $ 5,319,330   $ 5,405,358   $ 5,504,457   $ 5,588,284   $ 5,838,904
Reinsurance premiums assumed:
   Affiliates                       22,972,380    22,951,382    23,265,173    22,521,061    22,153,164    21,595,324
   Non-affiliates                      528,953       493,411       420,462       478,011       494,482       548,499
--------------------------------------------------------------------------------------------------------------------
      Gross premiums                28,951,856    28,764,123    29,090,993    28,503,529    28,235,930    27,982,727
--------------------------------------------------------------------------------------------------------------------
Reinsurance premiums ceded:
   Affiliates                       19,911,172    19,869,772    20,068,406    19,568,693    19,860,111    19,676,550
   Non-affiliates                    1,264,103     1,227,602     1,208,740     1,233,635     1,288,840     1,270,214
--------------------------------------------------------------------------------------------------------------------
      Net premiums                 $ 7,776,581   $ 7,666,749   $ 7,813,847   $ 7,701,201   $ 7,086,979   $ 7,035,963
=====================================================================================================================

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2007 and 2006 with the return of the unearned premium reserve is as follows:

                          Assumed Reinsurance            Ceded Reinsurance           Net
---------------------------------------------------------------------------------------------------
                      Unearned                   Unearned                   Unearned
                       Premium     Commission     Premium     Commission     Premium     Commission
                      Reserves       Equity      Reserves       Equity      Reserves       Equity
---------------------------------------------------------------------------------------------------
December 31, 2007:
   Affiliates        $11,427,780   $1,307,472   $ 9,978,773   $1,198,833   $1,449,007   $ 108,639
   Non affiliates        869,926       99,530       518,666   $   62,312      351,260      37,218
---------------------------------------------------------------------------------------------------
   Totals            $12,297,706   $1,407,002   $10,497,439   $1,261,145   $1,800,267   $ 145,857
===================================================================================================
December 31, 2006:
   Affiliates        $11,406,782   $1,252,193   $ 9,937,373   $1,155,238   $1,469,409   $  96,955
   Non affiliates        834,384       91,595       482,165       56,052      352,219      35,543
---------------------------------------------------------------------------------------------------
   Totals            $12,241,166   $1,343,788   $10,419,538   $1,211,290   $1,821,628   $ 132,498
===================================================================================================

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
As of December 31, 2007 and 2006, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

-------------------------------------------------------------
                       Unearned    Paid Losses   Reserves for
                       Premium         and        Losses and
                       Reserves        LAE           LAE
-------------------------------------------------------------
December 31, 2007:
   Affiliates        $ 9,978,773    $ 206,186     $36,527,584
   Non-affiliates        518,669      426,263       2,798,160
-------------------------------------------------------------
   Total             $10,497,442    $ 632,449     $39,325,744
=============================================================
December 31, 2006:
   Affiliates        $ 9,937,373     $ 86,964     $35,619,288
   Non-affiliates        482,165      427,234       3,022,524
-------------------------------------------------------------
   Total             $10,419,538    $ 514,198     $38,641,812
=============================================================

The Company's unsecured reinsurance recoverables as of December 31, 2007 in excess of 3.0% of its capital and surplus is set forth in the table below:

-----------------------------------------------------------------------------------
                                                             NAIC Co.
Reinsurer                                                      Code
Amount
-----------------------------------------------------------------------------------
Affiliates:
   National Union Pool                                            --    $43,392,370
   American International Insurance Company                    32220        417,286
   American International Underwriters Overseas, Ltd.             --        385,925
   New Hampshire Indemnity Company                             23833        174,268
   AIG Global Trade And Political Risk Ins Company             10651        157,721
   American International Life Assurance Co. of NY (US)        60607         26,806
   Transatlantic Reinsurance Company                           19453        290,273
   United Guaranty Insurance Company                           11715         12,040
   Hartford Steam Boiler Inspection And Insurance Co.          11452          9,834
   Audubon Insurance Company                                   19933          6,928
   AIG Excess Liability Insurance Company, Ltd.                10932          2,775
   Ascot Syndicate Lloyds 1414                                    --          1,604
   AIUOA                                                          --          1,387
   AIG General Ins Co (Thailand) (F/Universal)                    --          1,342
   Other affiliates less than $1.0 million                        --          4,308
-----------------------------------------------------------------------------------
   Total affiliates                                                     $44,884,867
Non-Affilliates:                                                                 --
-----------------------------------------------------------------------------------
   Total affiliates and non-affiliates                                  $44,884,867
===================================================================================

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
During 2007, 2006 and 2005, the Company reported in its Statements of Income $152, $13,003 and $45,537, respectively, of statutory underwriting losses, which were comprised of premiums earned of $0, $0 and $(1,805), respectively, less losses incurred of $152, $13,003 and $43,732, respectively, as a result of commutations with the following reinsurers:
--------------------------------------------------------------------
Company                                   2007      2006       2005
--------------------------------------------------------------------
Trenwick America                          $ --    $ 8,740    $    --
Alea Group                                  --      2,567         --
SCOR Reinsurance Company                    --         --     44,800
Other reinsurers less than $1.0 million    152      1,696        737
--------------------------------------------------------------------
Total                                     $152    $13,003    $45,537
====================================================================

As of December 31, 2007 and 2006, the Company had reinsurance recoverables on paid losses in dispute of $86,207 and $82,832, respectively.

During 2007, 2006 and 2005, the Company wrote-off reinsurance recoverable balances of $14,497, $32,562 and $68,909, respectively.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
NOTE 7 - RETROACTIVE REINSURANCE
--------------------------------
As of December 31, 2007 and 2006, the Company reported the following activity and balances with respect to its retroactive reinsurance arrangements:

                                                         2007                    2006
----------------------------------------------------------------------------------------------
                                                 Assumed       Ceded      Assumed       Ceded
---------------------------------------------------------------------    ---------------------
Reserves transferred:
   Initial reserves                             $ 228,366    $478,934    $ 228,366    $478,934
   Adjustments - prior year(s)                   (183,349)    (26,545)    (180,756)    (35,428)
   Adjustments - current year                      16,465      17,390       (2,592)      8,883
---------------------------------------------------------------------    ---------------------
   Balance as of December 31,                      61,482     469,779       45,018     452,389
---------------------------------------------------------------------    ---------------------
Paid losses recovered:
   Prior year(s)                                   20,485     387,702       12,890     374,849
   Current year                                     8,817      13,140        7,595      12,853
---------------------------------------------------------------------    ---------------------
   Total recovered as of December 31,              29,302     400,842       20,485     387,702
---------------------------------------------------------------------    ---------------------
   Carried reserves as of December 31,          $  32,180    $ 68,937    $  24,533    $ 64,687
=====================================================================    =====================
Consideration paid or received:
   Initial reserves                             $ 212,797    $291,795    $ 212,797    $291,795
   Adjustments - prior year(s)                   (190,016)    (15,127)    (190,000)    (19,917)
   Adjustments - current year                         140         455          (15)      4,789
---------------------------------------------------------------------    ---------------------
   Total paid as of December 31,                $  22,921    $277,123    $  22,782    $276,667
=====================================================================    =====================
Special surplus from retroactive reinsurance:
   Initial surplus gain or loss realized        $      --    $ 50,201    $      --    $ 50,201
   Adjustments - prior year(s)                         --       2,416           --      21,689
   Adjustments - current year                          --        (544)          --     (19,273)
---------------------------------------------------------------------    ---------------------
   Balance as of December 31,                   $      --    $ 52,073    $      --    $ 52,617
=====================================================================    =====================

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
The Company's retroactive reinsurance balances (by reinsurer) as of December 31, 2007 and 2006, are set forth in the table below:

                                                                 2007                2006
-----------------------------------------------------------------------------------------------
Reinsurer                                                 Assumed    Ceded    Assumed    Ceded
-----------------------------------------------------------------------------------------------
   American International Reinsurance Co.                 $    --   $46,592   $    --   $48,201
   American International Specialty Lines Insurance Co.    27,735        --    18,206        --
   AXA Corporate Solutions                                     --     1,429        --        --
   PEG Reinsurance Co.                                         --    14,755        --     9,320
   Commerce and Industry Insurance Company of Canada        4,405        --     6,259        --
   Lyndon Property Ins. Co.                                    --     1,206        --     1,878
   All other reinsurers less than $1.0 million                 40     4,955        68     5,288
-----------------------------------------------------------------------------------------------
      Total                                               $32,180   $68,937   $24,533   $64,687
===============================================================================================

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES
--------------------------------------------------
Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2007 and 2006, the Company's deposit assets and liabilities were comprised of the following:

----------------------------------------------------------------------
                      Deposit     Deposit     Funds Held    Funds Held
                      Assets    Liabilities     Assets     Liabilities
-------------------------------------------   ------------------------
December 31, 2007:
   Direct            $     --     $100,407     $     --      $     --
   Assumed                 --       99,633      104,412            --
   Ceded              793,216           --           --       734,590
------------------------------------------     ----------------------
   Total             $793,216     $200,040     $104,412      $734,590
==========================================     ======================

                      Deposit     Deposit     Funds Held    Funds Held
                      Assets    Liabilities     Assets     Liabilities
-------------------------------------------   ------------------------
December 31, 2006:
   Direct            $     --     $ 82,285      $    --      $     --
   Assumed                 --       99,583       99,516            --
   Ceded              854,511           --           --       742,591
------------------------------------------      ---------------------
   Total             $854,511     $181,868      $99,516      $742,591
==========================================      =====================

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
A reconciliation of the Company's deposit assets and deposit liabilities as of December 31, 2007 and 2006 is set forth in the table below:

                                          2007                       2006
--------------------------------------------------------   ------------------------
                                  Deposit      Deposit       Deposit      Deposit
                                   Assets    Liabilities     Assets     Liabilities
--------------------------------------------------------   ------------------------
Balance at January 1             $ 854,511    $181,868     $1,410,584    $ 513,961
   Deposit activity, including
      loss recoveries             (112,157)     18,932       (691,043)    (362,699)
   Interest income or expense,
      net of amortization of
      margin                        41,323        (760)       119,740       30,606
   Non-admitted asset portion        9,539          --         15,230           --
------------------------------------------------------     -----------------------
Balance at December 31           $ 793,216    $200,040     $  854,511    $ 181,868
======================================================     =======================

                                          2007                       2006
--------------------------------------------------------   ------------------------
                             Funds Held     Funds Held    Funds Held     Funds Held
                                 Assets    Liabilities       Assets     Liabilities
--------------------------------------------------------   ------------------------
Balance at January 1             $ 99,516     $742,591     $ 457,042    $1,062,338
   Contributions                    4,923        1,072            --        64,299
   Withdrawals                        (27)     (57,101)     (374,792)     (446,200)
   Interest                            --       48,028        17,266        62,154
------------------------------------------------------     ------------------------
Balance at December 31           $104,412     $734,590     $  99,516    $  742,591
======================================================     ========================

As of December 31, 2007 and 2006, the deposit assets with related parties, mostly reinsurance transactions with Union Excess, amounted to $644,985 and $665,391, respectively.

During 2007 and 2006, loss recoveries from Union Excess resulted in a decrease in deposit accounting assets of $53,404 and $429,315, respectively, and funds held on deposit accounting liability of $1,422 and $288,474, respectively. During 2006, the Company commuted $42,505 of the deposit assets and $42,505 of the funds held on deposit accounting liability with Union Excess with no impact to net income.

During 2006, the Company commuted contracts that were accounted for as deposit accounting. The largest commutations resulted in a decline in the following: deposit accounting assets - $102,399, funds held on deposit accounting - $350,522, deposit accounting liability - $332,220, and funds held on deposit accounting liability - $86,613.

NOTE 9 - FEDERAL INCOME TAXES
-----------------------------
The Company files a consolidated U.S. federal income tax return with the Ultimate Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Ultimate Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Ultimate Parent for tax benefits relating to any net losses or any tax credit of the Company utilized in filing the consolidated return. The federal income tax payables in the accompanying Statements of Liabilities, Capital and Surplus were due to the Ultimate Parent. As of December 31, 2007 and 2006, the U.S. federal income tax rate applicable to ordinary income was 35.0%.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
The components of the Company's net deferred tax assets/liabilities as of December 31, 2007 and 2006 are as follows:

As of December 31,                                             2007         2006
-----------------------------------------------------------------------------------
Gross deferred tax assets                                   $1,270,713   $1,221,399
Gross deferred tax liabilities                                (664,295)    (625,778)
Non-admitted deferred tax assets in accordance with
   SSAP No. 10, income taxes                                  (235,222)    (209,992)
-----------------------------------------------------------------------------------
Net admitted deferred tax assets                            $  371,196   $  385,629
===================================================================================
Decrease (Increase) in non admitted deferred tax assets
   Adjustment to December 31, 2006 Surplus                  $   20,328
Change in non-admitted deferred tax assets - current year   $  (45,558)
-----------------------------------------------------------------------
Change in non admitted deferred tax assets                  $  (25,230)
=======================================================================

--------------------------------------------------------------------------------
During 2007, 2006 and 2005, the Company's current federal income tax expense (benefit) was comprised of the following:

For the years ended December 31,                2007       2006        2005
-----------------------------------------------------------------------------
Income tax expense (benefit) on net
   underwriting and net investment income     $424,726   $217,553   $(106,539)
Federal income tax adjustment - prior years     85,892    (43,980)     (1,377)
-----------------------------------------------------------------------------
Current income tax expense (benefit)          $510,618   $173,573   $(107,916)
=============================================================================
Income tax on realized capital gains          $  3,076   $ 12,835   $  24,064
=============================================================================

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
The composition of the Company's net deferred tax assets as of December 31, 2007 and 2006, along with the changes in deferred income taxes for 2006, is set forth in the table below:

------------------------------------------------------------------------------------------------------------------
As of December 31,                                                               2007          2006        Change
------------------------------------------------------------------------------------------------------------------
Deferred tax assets:
   Loss reserve discount                                                      $  405,802    $  346,399    $ 59,403
   Non-admitted assets                                                           230,398       219,959      10,439
   Unearned premium reserve                                                      315,959       308,271       7,688
   Partnerships                                                                  121,188       117,123       4,065
   Bad debt                                                                      155,992       194,119     (38,127)
   Deferred tax remediation adjustments to December 31, 2006 surplus                  --        20,328     (20,328)
   Other temporary differences                                                    41,374        15,200      26,174
   ---------------------------------------------------------------------------------------------------------------
      Gross deferred tax assets                                                1,270,713     1,221,399      49,314
   Non-admitted deferred tax assets                                             (235,222)     (189,664)    (45,558)
   Non-admitted deferred tax assets adjustments to December 31 2006 surplus                    (20,328)     20,328
   ---------------------------------------------------------------------------------------------------------------
      Admitted deferred tax assets                                             1,035,491     1,011,407      24,084
   ---------------------------------------------------------------------------------------------------------------
   Unrealized capital gains                                                     (310,305)     (272,004)    (38,301)
   Investments                                                                  (311,198)     (311,367)        169
   Other temporary differences                                                   (42,792)      (42,407)       (385)
   ---------------------------------------------------------------------------------------------------------------
   Gross deferred tax liabilities                                               (664,295)     (625,778)    (38,517)
   ---------------------------------------------------------------------------------------------------------------
      Net admitted deferred tax assets                                        $  371,196    $  385,629    $(14,433)
   ===============================================================================================================
   Gross deferred tax assets                                                  $1,270,713    $1,221,399    $ 49,314
   Gross deferred tax liabilities                                               (664,295)     (625,778)    (38,517)
   ---------------------------------------------------------------------------------------------------------------
   Net deferred tax assets                                                    $  606,418    $  595,621      10,797
   ===================================================================================================
   Income tax effect of unrealized capital  gains                                                           38,301
   ---------------------------------------------------------------------------------------------------------------
   Income tax effect of unrealized capital  gains - remediation adjustments                                 42,938
   ---------------------------------------------------------------------------------------------------------------
   Change in net deferred income taxes                                                                    $ 92,036
   ===============================================================================================================

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
The actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. A reconciliation of the Company's income tax expense and the significant items causing this difference for the years ended December 31, 2007, 2006 and 2005 are as follows:

                                                              2007                       2006                      2005
--------------------------------------------------------------------------------------------------------------------------------
                                                      Amount      Tax Effect     Amount      Tax Effect    Amount     Tax Effect
--------------------------------------------------------------    ----------   ----------    ----------   ---------   ----------
Net income before federal income taxes and          $1,798,601    $ 629,510    $1,307,263    $ 457,542    $  48,062    $ 16,822
   capital gains taxes
Book to tax adjustments:
      Tax exempt income and dividends received        (766,259)    (268,191)     (422,522)    (147,883)    (358,917)   (125,621)
         deduction
      Intercompany dividends                          (139,912)     (48,969)     (164,797)     (57,679)    (149,147)    (52,202)
      Meals and entertainment                            1,846          646         1,174          411           --          --
      Non-deductible penalties                           1,592          557         1,620          567           --          --
      Change in non-admitted assets                    (29,824)     (10,439)     (247,883)     (86,759)          --          --
      Federal income tax adjustments - prior year           --       80,466            --       (3,019)          --      (1,377)
      Remediation adjustments                               --           --            --           --           --     (41,254)
      Change in tax reserves                                --       38,078            --           --           --
      Foreign tax credits                                   --           --            --           --           --     (15,200)
      Other                                                 --           --            --      (10,524)          --       2,102
--------------------------------------------------------------    ---------    ----------    ---------    ---------   ---------
         Total book to tax adjustments                (932,557)    (207,852)     (832,408)    (304,886)    (508,064)   (233,552)
--------------------------------------------------------------    ---------    ----------    ---------    ---------   ---------
Total federal taxable income and tax                $  866,044    $ 421,658    $  474,855    $ 152,656    $(460,002)  $(216,730)
==============================================================    =========    ==========    =========    =========   =========
Current federal income tax                                        $ 510,618                  $ 173,573                $(107,916)
Income tax on net realized capital gains                              3,076                     12,835                   24,064
Change in net deferred income taxes                                 (92,036)                   (33,752)                (132,878)
                                                                  ---------                  ---------                ---------
Total federal income tax                                          $ 421,658                  $ 152,656                $(216,730)
                                                                  =========                  =========                =========

The amount of federal income tax incurred and available for recoupment in the event of future net operating losses for tax purposes for 2007 is set forth in the table below:

-------------------------------------------------------------------------
Current year                                                     $358,368
First preceding year                                             $210,160
-------------------------------------------------------------------------

The Company had no unused net operating loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2007, 2006 and 2005. Federal income taxes paid to (recovered from) the Ultimate Parent amounted to $304,501 during 2007, $764,410 during 2006 and $(1,207) during 2005.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

--------------------------------------------------------------
Gross unrecognized tax benefits at January 1,           2007
--------------------------------------------------------------
   Increases in tax positions for prior years          $ 5,455
   Decreases in tax positions for prior years           35,014
   Increases in tax positions for current years             --
   Lapse in statute of limitations                          --
   Settlements                                              --
--------------------------------------------------------------
Gross unrecognized tax benefits at December 31, 2007   $40,469
==============================================================

At December 31, 2007, the Company's unrecognized tax benefits, excluding interest and penalties, were $40,469. The amount of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $40,469.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At January 1, 2007 and December 31, 2007, NUFIC had accrued $861 and $7,445 respectively, for the payment of interest and penalties. For the year ended December 31, 2007, the Company recognized $6,584 of interest and penalties in the Consolidated Statement of Income.

The Company does not believe that there will be a material change to balance of unrecognized tax benefits within the next twelve months.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

Major Tax Jurisdictions                                          Open Tax Years
-------------------------------------------------------------------------------
United States                                                         1997-2006

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS
--------------------------------------------------------------
A.   Pension Plan
     ------------
     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
     ---------------------------------------------------------------------------
     average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro-rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The following table sets forth the funded status of the AIG US retirement plan, valued in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 89, entitled Accounting for Pensions.
     -----------------------------------------------------------
     As of December 31,                     2007         2006
     -----------------------------------------------------------
     Fair value of plan assets           $3,004,869   $2,637,415
     Less projected benefit obligation    2,719,971    2,673,615
     -----------------------------------------------------------
     Funded status                       $  284,898   $  (36,200)
     ===========================================================

     The Company's share of net expense for the qualified pension plan was to $5,279, $9,500 and $6,900 for the years ended December 31, 2007, 2006 and
     2005, respectively.

B.   Postretirement Benefit Plans
     ----------------------------
     AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

     Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with NAIC Statement of Statutory Accounting Principles
     (SSAP) No. 11, entitled Postemployment Benefits and Compensated Absences, as of December 31, 2007, 2006 were $190,417 and $184,884 respectively. These obligations are not funded currently. The Company's share of other postretirement benefit plans was $328, $300 and $200 for the years ended December 31, 2007, 2006 and 2005, respectively.

     AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2007, 2006 and 2005 are set forth in the table below:

------------------------------------------------------------------------------------------------------
As of December 31,                                  2007                2006                2005
------------------------------------------------------------------------------------------------------
   Discount rate                                   6.50%               6.00%               5.50%
   Rate of compensation increase (average)         4.25%               4.25%               4.25%
   Measurement date                          December 31, 2007   December 31, 2006   December 31, 2005
   Medical cost trend rate                          N/A                 N/A                 N/A
======================================================================================================

C.   Stock Options and Deferred Compensation Plan
     --------------------------------------------
     Some of the Company's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans; AIG 1999 Stock Option Plan, as amended; AIG 1996 Employee Stock Purchase Plan, as amended; AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units; AIG 2007 Stock Incentive Plan, as amended, and the AIG 2005-2006 Deferred Compensation Profit Participation Plan. AIG currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. During 2007, 2006 and 2005, AIG allocated $14,808, $6,588 and $2,298, respectively, of these stock options and certain other deferred compensation programs to the Company.

D.   Post-employment Benefits and Compensated Absences
     -------------------------------------------------
     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

E.   Impact of Medicare Modernization Act on Post Retirement Benefits
     ----------------------------------------------------------------
     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 was signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive for 2007 is $3,677.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS
-------------------------------------------------------
A.   Capital and Surplus
     -------------------
     The portion of unassigned surplus as of December 31, 2007 and 2006 represented by each item below is as follows:
     -------------------------------------------------------
                                      2007            2006
     -------------------------------------------------------
     Unrealized gains and losses   $6,793,943     $5,412,999
     Non-admitted asset values     $ (983,843)    $(980,573)
     Provision for reinsurance     $ (121,714)    $(134,981)
     =======================================================
     During 2006, the Company settled a previously established tax recoverable with AIG as part of its tax allocation agreement. The settlement occurred prior to the filing of its tax return. Upon completion of its tax filing which was subsequent to December 31, 2007, the Company determined that the settled amount exceeded the actual recoverable by $170,440 resulting in a payable due to AIG by the Company. AIG agreed to forgive this payable resulting in the treatment of this amount as a capital contribution to the Company. This capital contribution has been reflected in the Company's financial position as of December 31, 2007.

     During 2005, the board of directors of AIG authorized a resolution where it committed to replenish any surplus lost as a result of the effects of the restatements of the Company's December 31, 2004 financial statements as well as any additional loss and LAE reserve strengthening as a result of the reserve review conducted by an independent actuarial consultant. In accordance with that resolution, on February 15, 2006, the Ultimate Parent contributed $199,830 in cash to the Company. In connection therewith, as of December 31, 2005, the Company reported a receivable of $199,830 with its Ultimate Parent and increased its Capital in Excess of Par Value accordingly. The recognition of this surplus contribution has been approved by the Insurance Department of the Commonwealth of Pennsylvania.

B.   Risk-Based Capital Requirements
     -------------------------------
     The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

     In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2007 reporting period.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
C.   Dividend Restrictions
     ---------------------
     Under Pennsylvania law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the greater of 10% of the Company's statutory surplus as of December 31, 2007, or 100% of the Company's net income, for the year then ended) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the Commonwealth of Pennsylvania. In connection therewith, at December 31, 2007, the maximum dividend payments, which may be made without prior approval during 2008, is approximately $1,284,907.

     Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

     During 2007, the Company paid $1,120,000 in ordinary dividends to AIGCIG. Refer to Note 5E for additional information.

NOTE 12 - CONTINGENCIES
-----------------------
A.   Legal Proceedings
     -----------------
     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. The trial court has stayed all proceedings pending an appeal by the

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
     ---------------------------------------------------------------------------
     intervening plaintiffs of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions.

     On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Plaintiffs) sued (i) The Robert Plan Corporation (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Plaintiffs; (ii) certain affiliates of RPC; and (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Plaintiffs and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. That appeal remains pending.

     In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Plaintiffs in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000 unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

     Because Eagle and Newark are in rehabilitation with the Commissioner of the New Jersey Department of Banking and Insurance as rehabilitator, the AIG Parties believe that only the Commissioner -- and not RPC -- has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding.

     The AIG Plaintiffs believe RPC's counterclaims, as well as the claims asserted by RPC, Eagle and Newark in the New Jersey action, are without merit and intend to defend them vigorously, but cannot now estimate either the likelihood of prevailing in these actions or the potential damages in the event liability is determined.

     Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
     ---------------------------------------------------------------------------
     In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

     Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements. It is possible that additional civil or regulatory proceedings will be filed by other state regulators.

     On February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG and certain of its subsidiaries, including the Company, alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The State of Minnesota sought injunctive relief, damages, penalties and interest. In December 2007, the parties settled the matter, which resolved claims asserted on behalf of the Minnesota Department of Revenue through tax year 2003, the Minnesota Special Compensation Fund through fiscal year 2003 and the Minnesota Attorney General through 2003, without compromising any of the claims of the Minnesota Insurance Guaranty Association, Minnesota Assigned Risk Plan or Minnesota Department of Commerce.

     On May 24, 2007, the National Workers Compensation Reinsurance Pool (the
     Pool), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. On August 6, 2007, the court denied AIG's motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied AIG's motion to dismiss the complaint. AIG filed its answer on January 22, 2008. On February 5, 2008, following agreement of the parties, the court entered an order staying all proceedings; that stay was lifted on March 14, 2008. On March 17, 2008, AIG filed an amended answer, counterclaims, and third-party complaint against the Pool, its board members, and certain of the workers compensation carriers that are members of the Pool. The third-party complaint alleges claims under the Racketeering Influenced and Corrupt Organizations Act, in addition to conspiracy, fraud, and other state law claims. Discovery in this case has been stayed through June 17, 2008.

     A lawsuit filed by the Minnesota Workers Compensation Reinsurance Association and the Minnesota Workers Compensation Insurers Association against AIG and certain of its subsidiaries, including the Company, was dismissed on March 28, 2008. The deadline for the plaintiffs to file a Notice of Appeal from this ruling is April 28, 2008.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
     ---------------------------------------------------------------------------
     A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. The complaint in the action was amended on March 24, 2008, and AIG's deadline to respond is April 14, 2008.

     In April 2007, the National Association of Insurance Commissioners (the
     NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In early 2008, AIG was informed that the Settlement Review Working Group had been disbanded in favor of a multi-state targeted market conduct exam focusing on workers compensation insurance, which is in progress.

     After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

     The consolidated actions have proceeded in that court in two parallel actions, In re Insurance Brokerage Antitrust Litigation (the First Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the First Employee Benefits Complaint, and, together with the First Commercial Complaint, the multi-district litigation).

     The plaintiffs in the First Commercial Complaint were nineteen corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., American International Specialty Lines Insurance Company, Birmingham Fire Insurance Company of Pennsylvania (now known as AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, The Insurance Company of the State of Pennsylvania, American International Insurance Company and The Hartford Steam Boiler Inspection and Insurance Company. The First Commercial Complaint also named ten brokers and fourteen other insurers as defendants (two of which have since settled). The First Commercial Complaint alleged that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The First Commercial Complaint also alleged that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the First Commercial Complaint alleged that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs asserted that the defendants violated the Sherman Antitrust Act, RICO, the antitrust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs sought treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     The plaintiffs in the First Employee Benefits Complaint were nine individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from August 26, 1994 to the date of any class certification. The First Employee Benefits Complaint named AIG, and certain of its subsidiaries, including American Home, as well as eleven brokers and five other insurers, as defendants. The activities alleged in the First Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the First Commercial Complaint.

     On October 3, 2006, Judge Hochberg of the District of New Jersey reserved in part and denied in part motions filed by the insurer defendants and broker defendants to dismiss the multi-district litigation. The Court also ordered the plaintiffs in both actions to file supplemental statements of particularity to elaborate on the allegations in their complaints. Plaintiffs filed their supplemental statements on October 25, 2006, and the AIG defendants, along with other insurer and broker defendants in the two consolidated actions, filed renewed motions to dismiss on November 30, 2006. On February 16, 2007, the case was transferred to Judge Garrett E. Brown, Chief Judge of the District of New Jersey. On April 5, 2007, Chief Judge Brown granted the defendants' renewed motions to dismiss the First Commercial Complaint and First Employee Benefits Complaint with respect to the antitrust and RICO claims. The claims were dismissed without prejudice and the plaintiffs were given 30 days, later extended to 45 days, to file amended complaints. On April 11, 2007, the Court stayed all proceedings, including all discovery, that were part of the multi-district litigation until any renewed motions to dismiss the amended complaints were resolved.

     A number of complaints making allegations similar to those in the First Commercial Complaint have been filed against AIG and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation proceeding. These efforts have generally been successful, although plaintiffs in one case pending in Texas state court have moved to re-open discovery; a hearing on that motion is scheduled for April 9, 2008. Notably, AIG has recently settled several of the various federal and state actions alleging claims similar to those in the multi-district litigation.

     Plaintiffs filed amended complaints in both In re Insurance Brokerage Antitrust Litigation (the Second Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Second Employee Benefits Complaint) along with revised particularized statements in both actions on May 22, 2007. The allegations in the Second Commercial Complaint and the Second Employee Benefits Complaint were substantially similar to the allegations in the First Commercial Complaint and First Employee Benefits Complaint, respectively. The complaints also attempted to add several new parties and delete others; the Second Commercial Complaint added two new plaintiffs and twenty seven new defendants (including three new AIG defendants), and the Second Employee Benefits Complaint added eight new plaintiffs and nine new defendants (including two new AIG defendants). The defendants filed motions to dismiss the amended complaints and to strike the newly added parties. The Court granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The Court declined to exercise supplemental jurisdiction over the state law claims in the Second Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary judgment on the ERISA claims in the Second Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Second Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     the dismissal of the Second Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Second Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007. Several tag-along actions that were consolidated before Chief Judge Brown are still pending in the District Court. Those actions are currently stayed pending a decision by the court on whether they will proceed during the appeal of the dismissal of the Second Commercial Complaint and the Second Employee Benefits Complaint. On February 19, 2008, Appellants filed their appeal brief with the Third Circuit with respect to the Second Commercial Complaint, and Appellees filed their brief on April 7, 2008. Oral argument has not yet been scheduled in that appeal.

     On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, and several other broker and insurer defendants, asserting violation of Ohio's antitrust laws. The complaint, which is similar to the Second Commercial Complaint, alleges that AIG and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint seeks treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $0.5 per day penalty for each day of conspiratorial conduct. AIG, along with other co-defendants, moved to dismiss the complaint on November 16, 2007, and a hearing on the motion to dismiss is currently scheduled for April 29, 2008. Discovery is stayed in the case pending a ruling on the motion to dismiss or until May 15, 2008, whichever occurs first.

     On December 4, 2006, AIG and certain subsidiaries, including the Company, settled numerous arbitrations and litigations between them and the agencies owned by C.V. Starr & Co., Inc. (C.V. Starr), including those relating to the termination of the managing general agency relationships between AIG's subsidiaries and the agencies owned by C.V. Starr, and the use of the "Starr" and "American International" trademarks. The financial terms of the confidential settlement will not have a material adverse effect on the Company's financial position.

     AIG Domestic Claims, Inc. (AIGDC), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, has been named as a defendant in a putative class action lawsuit that is currently pending in the 14th Judicial District Court for the State of Louisiana. Plaintiffs are medical providers who allege that AIGDC (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint seeks monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants are occupationally ill or injured workers whose employers are named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including AIGDC filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied AIGDC's motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that AIGDC is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

     On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, AIGDC along with its co-defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     class claims. AIGDC, along with the other defendants in the action, appealed the Court's class certification and jurisdictional ruling.

     On January 25, 2008, plaintiffs and AIGDC agreed to resolve this action on a classwide basis for $28,750. The Court has preliminarily approved the settlement and payment of the settlement funds was made into an escrow account on February 8, 2008. The court will hold a final approval hearing on May 29, 2008. In the meantime, the appeal as to the other defendants remains pending. In the event that the settlement is not finally approved, AIGDC believes that it has meritorious defenses to plaintiffs' claims. The Company is not currently a named party to the lawsuit, and it cannot predict its ultimate liability as an insurer or reinsurer of various workers compensation policies at issue in this matter.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

     Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B.   Asbestos and Environmental Reserves
     -----------------------------------

     The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claim loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claim development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

     The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi-peril liability insurance, or by assumption of reinsurance within these lines of business.

     The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the years ended December 31, 2007, 2006 and 2005, gross and net of reinsurance credits, are as follows:

                                                      Asbestos Losses                  Environmental Losses
-----------------------------------------------------------------------------------------------------------------
                                               2007         2006         2005        2007       2006       2005
--------------------------------------------------------------------------------   ------------------------------
Direct:
Loss and LAE reserves, beginning of year    $1,159,145   $1,148,049   $  731,546   $188,294   $304,714   $271,161
   Incurred losses and LAE                      36,688      168,760      517,176       (494)   (80,032)    66,554
   Calendar year paid losses and LAE          (158,189)    (157,664)    (100,673)   (43,047)   (36,388)   (33,001)
--------------------------------------------------------------------------------   ------------------------------
Loss and LAE Reserves, end of year          $1,037,644   $1,159,145   $1,148,049   $144,753   $188,294   $304,714
================================================================================   ==============================
Assumed:
Loss and LAE reserves, beginning of year    $  102,751   $  102,810   $   95,171   $  5,223   $  6,926   $  6,994
   Incurred losses and LAE                       5,447       15,128       15,540      1,463     (1,543)       876
   Calendar year paid losses and LAE           (13,563)     (15,187)      (7,901)      (424)      (160)      (944)
--------------------------------------------------------------------------------   ------------------------------
Loss and LAE reserves, end of year          $   94,635   $  102,751   $  102,810   $  6,262   $  5,223   $  6,926
================================================================================   ==============================
Net of reinsurance:
Loss and LAE reserves, beginning of year    $  562,722   $  547,037   $  367,609   $ 97,333   $142,476   $149,915
   Incurred losses and LAE                      10,719       88,346      220,900      1,785    (23,564)    17,322
   Calendar year paid losses and LAE           (83,569)     (72,661)     (41,472)   (23,510)   (21,579)   (24,761)
--------------------------------------------------------------------------------   ------------------------------
Loss and LAE reserves, end of year          $  489,872   $  562,722   $  547,037   $ 75,608   $ 97,333   $142,476
================================================================================   ===============================

     The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                                     Asbestos Losses                   Environmental Losses
--------------------------------------------------------------------------------    -----------------------------
                                              2007          2006         2005        2007       2006       2005
--------------------------------------------------------------------------------    -----------------------------
Direct basis                                  $653,522     $777,367     $823,535    $59,210    $74,353   $133,323
Assumed reinsurance basis                       47,441       65,323       64,449      1,257        648      1,460
Net of ceded reinsurance basis                 331,405      399,766      394,423     27,383     39,609     64,576
-----------------------------------------------------------------------------------------------------------------

     The amount of ending reserves for loss adjustment expenses included in the table above for Asbestos and Environmental losses is as follows:

                                                   Asbestos Losses                     Environmental Losses
--------------------------------------------------------------------------------    ----------------------------
                                               2007         2006         2005        2007       2006      2005
--------------------------------------------------------------------------------    ----------------------------
Direct basis                                   $72,614      $86,374      $91,504    $25,376    $31,866   $57,138
Assumed reinsurance basis                        6,935        7,258        7,161        370        278       626
Net of ceded reinsurance basis                  36,486       44,418       43,825     11,567     16,975    27,675
----------------------------------------------------------------------------------------------------------------

     Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2007 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
     indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

C.   Leases
     ------

     The Company is the lessee for the office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through July 14, 2014. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $42,333, $42,200 and $30,200 in 2007, 2006 and 2005, respectively.

     At January 1, 2008, the minimum aggregate annual rental commitments are as follows:

                  2008                           $ 48,712
                  2009                             46,283
                  2010                             47,921
                  2011                             47,364
                  2012                             45,411
                  Thereafter                      156,372
                  ----------------------------------------
                  Total minimum lease payments   $392,063
                  ========================================

     Certain rental commitments have renewal options extending through the year 2035. Some of these renewals are subject to adjustments in future periods.

D.   Other Contingencies
     -------------------

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits.

     As of December 31, 2007, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements; the likelihood of a loss is remote.

     In connection therewith, as of December 31, 2007, the Company's loss reserves eliminated by annuities mostly from affiliates amounted to $873,000, and included unrecorded loss contingencies of $847,400.

     The Company has entered into a credit agreement with its Ultimate Parent, whereby the Company may loan, subject to contractually agreed interest rates, up to a maximum of $1,500,000. As of December 31, 2007, the Company had no outstanding loan balances due from its Ultimate Parent related to this credit arrangement.

     The Company has committed to make loans to its affiliate, National Union Fire Insurance of Vermont, up to but not exceeding $120,000. The commitment will terminate on December 31, 2008.

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------

     During 2006, the Company terminated its commitment to make loans to its affiliate, Audubon Insurance Company, up to but not exceeding $100,000.

     As part of its private equity portfolio investment, as of December 31, 2007 the Company may be called upon for an additional capital investment of up to $444,051. The Company expects only a small portion of this additional capital will be called upon during 2008.

     The Company has committed to provide (pound)50,000 pounds sterling in capital to a Lloyd's Syndicate. The Company accrued a loss of (pound)10,783 pounds sterling ($21,349) at December 31, 2007.

     As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

NOTE 13 - OTHER SIGNIFICANT MATTERS
-----------------------------------
The Company underwrites a significant concentration of its direct business with brokers.

As of December 31, 2007 and 2006, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,821,635 and $4,046,600, respectively. As of December 31, 2007 and 2006, the amount billed and recoverable on paid claims was $305,720 and $351,408, respectively, of which $17,176 and $20,800, respectively, were non-admitted.

The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2007, 2006 and 2005, policyholder dividends amounted to $130, $1,419 and $20, respectively, and were reported as Other Gains in the accompanying statements of income.

As of December 31, 2007 and 2006, other admitted assets as reported in the accompanying statements of Admitted assets were comprised of the following balances:

-------------------------------------------------------------------
Other Admitted Assets                           2007         2006
-------------------------------------------------------------------
Guaranty funds receivable or on deposit       $  19,495   $  19,232
Loss funds on deposit                           101,440      88,957
Outstanding loss drafts - suspense accounts     454,210     517,019
Accrued recoverables and other assets            16,717       4,952
Retroactive reinsurance recoverable              14,159      (5,469)
Allowance for doubtful accounts                (414,096)   (453,070)
-------------------------------------------------------------------
   Total other admitted assets                $ 191,925   $ 171,621
===================================================================

Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payments in the respective states. Various states allow insurance companies to recoup assessments over a

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
period of five to ten years. As of December 31, 2007 and 2006, the Company's liability for insolvency assessments amounted to $41,195 and $32,700, respectively, with related assets for premium tax credits of $19,495 and $19,200, respectively. Of the amount accrued, the Company expects to pay approximately $21,701 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $12,710 of premium tax offset credits and the associated liability in years two through five. The remaining $6,784 will be realized between years five and ten.

The Company routinely assesses the collectibility of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2007 and 2006, the Company had established an allowance for doubtful accounts of $414,096 and $453,070, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

During 2007, 2006 and 2005, the Company recorded $94,880, $52,526 and $153,838, respectively, for allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying Statement of Income. In 2005, an additional amount of $208,106 was reported as an adjustment for prior period corrections to the Company's Capital and Surplus balance at January 1, 2005.

As of December 31, 2007 and 2006, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:
-------------------------------------------------------------------------
Other Liabilities                                       2007        2006
-------------------------------------------------------------------------
Accrued retrospective premiums                        $ 43,897   $ 81,279
Remittances not allocated                               41,289     39,309
Loss clearing                                           16,177     12,841
Deferred commission earnings                            12,550     10,596
Amounts withheld or retained by company for             14,947      4,434
   account of  others
Retroactive reserve payable                             17,205    (15,684)
Other liabilities, includes suspense accounts,         225,941    162,859
   experience account balances and certain accruals
-------------------------------------------------------------------------
   Total other liabilities                            $372,006   $295,634
=========================================================================

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2007, 2006 AND 2005

                                 (000'S OMITTED)
--------------------------------------------------------------------------------
NOTE 14 - SUBSEQUENT EVENT
--------------------------

In January 2008, the Company entered into a Capital Maintenance Agreement (CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200% of the Company's Authorized Control Level RBC, as shown in the Company's 2007 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, AIG will within thirty days of written notice thereof provide a capital contribution to the Company in an amount that equals the difference between the Company's Total Adjusted Capital and 200% of the Company's Authorized Control Level RBC. In lieu of making any such capital contribution, with the approval of the domiciliary insurance department, AIG may provide a letter of credit naming the Company as beneficiary.

Effective upon the date of filing of the Company's 2007 Annual Statement with its domiciliary regulator, this current CMA supersedes and replaces a similar agreement that related to the Company's December 31, 2006 surplus position.

Refer to other subsequent events in Notes 5 and 11.

                            PART C: OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements.

     The following financial statements are incorporated by reference or included herein, as indicated below, to this Registration Statement:

     (1) Audited Financial Statements of Variable Account I of AIG Life Insurance Company for the year ended December 31, 2007 are included in Part B of the registration statement.

     (2) Audited Financial Statements of AIG Life Insurance Company for the years ended December 31, 2007, 2006 (restated) and 2005 (restated) are included in Part B of the registration statement.

     (3) The statutory statement of admitted assets, liabilities, capital and surplus of National Union Fire Insurance Company of Pittsburgh, Pa. as of December 31, 2007 and 2006, and the related statutory statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2007 are included in Part B of the registration statement.

(b)  Exhibits.

     (1)(a) Certificate of Resolution for AIG Life Insurance Company pursuant to the Board of Directors' meeting dated June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable and fixed annuity contracts. (1)

     (1)(b) Certificate of Resolution for AIG Life Insurance Company pursuant to the Board of Directors' meeting dated September 12, 1995, amending in its entirety the resolution previously passed by the Board of Directors on June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable life insurance contracts, as well as for variable and fixed annuity contracts. (3)

     (2)         N/A

     (3) Distribution Agreement between AIG Life Insurance Company and American General Equity Services Corporation, effective May 1, 2003. (4)

     (4)(a) Form of Single Premium Group Immediate Variable Annuity Nonparticipating Contract, Form No. 11GVIA1000. (5)

     (4)(b) Form of Single Premium Immediate Variable Annuity Nonparticipating Certificate of Coverage, Form No. 16GVIA1000.
                 (5)

     (4)(c)      Form of Certificate Schedule, Form No. 16GVIA1000. (5)

     (4)(d) Form of Endorsement - Partial Withdrawal Option, Form No. 16GVPW0403. (5)

     (4)(e) Form of Endorsement - Initial Allocation of Net Single Premium, Form No. 16GVMM403. (5)

     (4)(f) Form of Endorsement Cancellation Option, Form No. 14GVCO403-Rev(11/05). (13)

     (5) Form of Variable Annuity Enrollment Form, Form No. 14GVIA1000 rev041906. (11)

     (6)(a) By-Laws of AIG Life Insurance Company, restated as of April 27, 2005. (8)

     (6)(b) Certificate of Incorporation of AIG Life Insurance Company dated December 31, 1991. (1)

     (6)(c) Restated Certificate of Incorporation of AIG Life Insurance Company dated December 31, 1991. (1)

     (6)(d) Certificate of Amendment of Certificate of Incorporation of AIG Life Insurance Company, dated December 3, 2001. (4)

     (6)(e) Certificate of Change of Location of Registered Office and of Registered Agent, AIG Life Insurance Company, dated July 24, 2002. (6)

     (7) Reinsurance Agreement between AIG Life & AXA Corporate Solutions Life Reinsurance Company. (15)

     (8)(a)(i) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company.
                 (4)

     (8)(a)(ii) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated May 21, 1975. (4)

     (8)(a)(iii) Form of Addendum No. 2 to Service and Expense Agreement dated
                 February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated September 23, 1975. (4)

     (8)(a)(iv) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated December 30, 1998. (4)

     (8)(a)(v) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (4)

     (8)(a)(vi) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (6)

     (8)(a)(vii) Form of Addendum No. 32 to Service and Expense Agreement dated
                 February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, LLC, effective May 1, 2004. (7)

     (8)(b)(i) Form of Fund Participation Agreement between AIG Life Insurance Company and The Vanguard Group, Inc. dated December 27, 2001.
                 (2)

     (8)(b)(ii) Form of Addendum to Fund Participation Agreement between AIG Life Insurance Company and The Vanguard Group, Inc. (4)

     (8)(c) Form of Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and AIG Life Insurance Company. (4)

     (8)(d) Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and AIG Life Insurance Company. (15)

     (8)(e) General Guarantee Agreement from National Union Fire Insurance Company of Pittsburgh, Pa. on behalf of AIG Life Insurance Company. (8)

     (8)(f) AIG Support Agreement between AIG Life Insurance Company and American International Group, Inc. (8)

     (8)(g) Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24, 2006. (14)

     (9)(a) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC. (5)

     (9)(b) Opinion and Consent of Saul Ewing LLP, Counsel to National Union Fire Insurance Company of Pittsburgh, Pa. (9)

     (9)(c) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to National Union Fire Insurance Company of Pittsburgh, Pa. (9)

     (10) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

     (11)        N/A

     (12)        N/A

     (13)(a) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of National Union Fire Insurance Company of Pittsburgh, Pa. (11)

     (13)(b) Power of Attorney with respect to Registration Statements and Amendments thereto signed by John Quinlan Doyle, Director and President, and Neil Anthony Faulkner, Director, and David Neil Fields, Director, of National Union Fire Insurance Company of Pittsburgh, Pa. (13)

     (13)(c) Power of Attorney with respect to Registration Statements and Amendments thereto removing Neil Anthony Faulkner, Director, and adding Mark Timothy Willis, Director, of National Union Fire Insurance Company of Pittsburgh, Pa. (16)

--------------------------------------------------------------------------------
(1) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 033-39171) of Variable Account I of AIG Life Insurance Company filed on October 27, 1998.

(2) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on December 28, 2001.

(3) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on February 7, 2003.

(4) Incorporated by reference to Post-Effective Amendment No. 10 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on April 25, 2003.

(5) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-108725) of Variable Account I of AIG Life Insurance Company filed on September 12, 2003.

(6) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on April 28, 2004.

(7) Incorporated by reference to Post-Effective Amendment No. 13 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 2, 2005.

(8) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on August 12, 2005.

(9) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-108725) of Variable Account I of AIG Life Insurance Company filed on October 25, 2005.

(10) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-108725) of Variable Account I of AIG Life Insurance Company filed on March 24, 2006.

(11) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-108725) of Variable Account I of AIG Life Insurance Company filed on May 1, 2006.

(12) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-108725) of Variable Account I of AIG Life Insurance Company filed on June 22, 2006.

(13) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-108725) of Variable Account I of AIG Life Insurance Company filed on July 13, 2006.

(14) Incorporated by reference to Post-Effective Amendment No. 19 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on December 12, 2006.

(15) Incorporated by reference to Post-Effective Amendment No. 20 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 1, 2007.

(16) Incorporated by reference to Post-Effective Amendment No. 21 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on April 30, 2008.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL          POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS            AIG LIFE INSURANCE COMPANY
-------------------------   ----------------------------------------------------

Rodney O. Martin, Jr.       Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

M. Bernard Aidinoff         Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

David R. Armstrong          Director, President - AIG Benefit Solutions Profit
3600 Route 66               Center and Chief Executive Officer - AIG Benefit
Neptune, NJ 07754-1580      Solutions Profit Center

Mary Jane B. Fortin         Director, Executive Vice President and Chief
2929 Allen Parkway          Financial Officer
Houston, TX 77019

David L. Herzog             Director
70 Pine Street
New York, NY 10270

Richard A. Hollar           Director, President-Life Profit Center and Chief
750 West Virginia Street    Executive Officer-Life Profit Center
Milwaukee, WI 53204

Royce G. Imhoff, II         Director, President-Independent Distribution
2929 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL          POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS            AIG LIFE INSURANCE COMPANY
-------------------------   ----------------------------------------------------

David W. O'Leary            Director, President-Specialty Markets Group and
2929 Allen Parkway          Chief Executive Officer-Specialty Markets Group
Houston, TX  77019

Gary D. Reddick             Director and Executive Vice President
2929 Allen Parkway
Houston, TX 77019

Christopher J. Swift        Director
2929 Allen Parkway
Houston, TX 77019

James W. Weakley            Director, President-AIG Benefit Solutions Profit
2929 Allen Parkway          Center, Chief Executive Officer-AIG Benefit
Houston, TX 77019           Solutions Profit Center and Chairman AIG Benefit
                            Solutions Profit Center

Matthew Winter              Director, President and Chief Executive
2929 Allen Parkway          Officer
Houston, TX 77019

John Gatesman               President-Affluent and Corporate Markets Group
2727-A Allen Parkway
Houston, TX 77019

Dennis Roberts              President-Independent Agency Group
2929 Allen Parkway
Houston, TX 77019

Richard D. Schuettner       President-AIG Life Brokerage Profit Center
750 West Virginia Street
Milwaukee, WI 53204

Durr Sexton                 President-Annuity Profit Center
2929 Allen Parkway
Houston, TX 77019

Robert E. Steele            President-Structured Settlements
205 E. 10th Avenue
Amarillo, TX 79101

Don Ward                    President - Financial Institution Marketing Group
2929 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL          POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS            AIG LIFE INSURANCE COMPANY
-------------------------   ----------------------------------------------------

Rebecca G. Campbell         Executive Vice President-Human Resources
2929 Allen Parkway
Houston, TX 77019

Jeffrey H. Carlson          Executive Vice President and Chief Information
2929 Allen Parkway          Officer
Houston, TX 77019

Rodney N. Hook              Executive Vice President-AIG Benefit Solutions
3600 Route 66               Profit Center and Chief Risk Officer-AIG Benefit
Neptune, NJ  07754          Solutions Profit Center

Gary Parker                 Executive Vice President and Chief Product Officer
2929 Allen Parkway
Houston, TX  77019

Dan E. Trudan               Executive Vice President and Chief Operations
2929 Allen Parkway          Officer
Houston, TX 77019

Steven D. Anderson          Senior Vice President-Life Profit Center and Chief
2929 Allen Parkway          Financial Officer-Life Profit Center
Houston, TX 77019

Erik A. Baden               Senior Vice President-Strategic Marketing and
2929 Allen Parkway          Business Development
Houston, TX 77019

Wayne A. Barnard            Senior Vice President and Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein         Senior Vice President and Chief and Appointed
2727-A Allen Parkway        Actuary
Houston, TX 77019

Patricia A. Bosi            Senior Vice President
3600 Route 66
Neptune, NJ 07754-1580

Don Cummings                Senior Vice President and Chief Accounting Officer
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL          POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS            AIG LIFE INSURANCE COMPANY
-------------------------   ----------------------------------------------------

James A. Galli              Senior Vice President and Chief Business Development
70 Pine Street              Officer
New York, NY 10270

Robert M. Goldbloom         Senior Vice President-Terminal Funding Annuities
70 Pine Street
New York, NY 10270

William F. Guterding        Senior Vice President
70 Pine Street
New York, NY 10270

Robert F. Herbert, Jr.      Senior Vice President, Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

Kyle L. Jennings            Senior Vice President and, General Counsel
2929 Allen Parkway
Houston, TX 77019

Althea R. Johnson           Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Glen D. Keller              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Stephen Kennedy             Senior Vice President
750 West Virginia Street
Milwaukee, WI 53204

Frank A. Kophamel           Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Simon J. Leech              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Charles L. Levy             Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL          POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS            AIG LIFE INSURANCE COMPANY
-------------------------   ----------------------------------------------------

Kent D. Major               Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark R. McGuire             Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo            Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Lawrence J. O'Brien         Senior Vice President, Chief Marketing
2929 Allen Parkway          Officer-Independent Agency Group
Houston, TX 77019

William J. Packer           Senior Vice President
3600 Route 66
Neptune, NJ 07754

Barry Pelletteri            Senior Vice President
3600 Route 66
Neptune, NJ 07754

John W. Penko               Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Michael W. Witwer           Senior Vice President
3600 Route 66
Neptune, NJ 07754

Frederic R. Yopps           Senior Vice President
750 West Virginia St.
Milwaukee, WI 53204

Chris Ayers                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Edward F. Bacon             Vice President
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL          POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS            AIG LIFE INSURANCE COMPANY
-------------------------   ----------------------------------------------------

Joan M. Bartel              Vice President
2727-A Allen Parkway
Houston, TX 77019

Walter E. Bednarski         Vice President
3600 Route 66
Neptune, NJ 07754-1580

Michael B. Boesen           Vice President
2727-A Allen Parkway
Houston, TX 77019

Timothy H. Bolden           Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX 77019

David R. Brady              Vice President
70 Pine Street
New York, NY 10270

Stephen J. Brenneman        Vice President
1 ALICO Plaza
600 King Street
Wilmington, DE 19801

James B. Brown              Vice President
2727 Allen Parkway
Houston, TX 77019

David W. Butterfield        Vice President
3600 Route 66
Neptune, NJ 07754

Valerie A. Childrey         Vice President and Medical Director
750 West Virginia Street
Milwaukee, WI 53204

Mark E. Childs              Vice President
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL          POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS            AIG LIFE INSURANCE COMPANY
-------------------------   ----------------------------------------------------

Robert M. Cicchi            Vice President
2727-A Allen Parkway
Houston, TX 77019

James Cortiglia             Vice President
3600 Route 66
Neptune, NJ 07754

Steven A. Dmytrack          Vice President
2929 Allen Parkway
Houston, TX 77019

Douglas M. Donnenfield      Vice President
750 West Virginia Street
Milwaukee, WI 53204

Timothy M. Donovan          Vice President
2929 Allen Parkway
Houston, TX 77019

Donna F. Fahey              Vice President
3600 Route 66
Neptune, NJ 07754-1580

Farideh N. Farrokhi         Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

John T. Fieler              Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Patrick S. Froze            Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Frederick J. Garland, Jr.   Vice President
2727-A Allen Parkway
Houston, TX 77019

Liza Glass                  Vice President
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL          POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS            AIG LIFE INSURANCE COMPANY
-------------------------   ----------------------------------------------------

Leo W. Grace                Vice President and Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Richard L. Gravette         Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer        Vice President
3051 Hollis Drive
Springfield, IL 62704

Daniel J. Gutenberger       Vice President and Medical Director
750 West Virginia Street
Milwaukee, WI 53204

Joel H. Hammer              Vice President
70 Pine Street
New York, NY 10270

D. Leigh Harrington         Vice President
2929 Allen Parkway
Houston, TX 77019

Keith C. Honig              Vice President
1999 Avenue of the Stars
Los Angeles, CA 90067

Donald E. Huffner           Vice President and Real Estate Investment Officer
70 Pine Street
New York, NY 10270

Walter P. Irby              Vice President
2929 Allen Parkway
Houston, TX 77019

Karen M. Isaacs             Vice President
3600 Route 66
Neptune, NJ 07754

Robert J. Ley               Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

NAME AND PRINCIPAL          POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS            AIG LIFE INSURANCE COMPANY
-------------------------   ----------------------------------------------------

Gwendolyn J. Mallett        Vice President
2727-A Allen Parkway
Houston, TX 77019

Randy J. Marash             Vice President
3600 Route 66
Neptune, NJ 07754

David S. Martin             Vice President
2929 Allen Parkway
Houston, TX 77019

W. Larry Mask               Vice President, Real Estate Investment Officer and
2929 Allen Parkway          Assistant Secretary
Houston, TX 77019

Melvin C. McFall            Vice President
2727-A Allen Parkway
Houston, TX 77019

Richard D. McFarland        Vice President
2727-A Allen Parkway
Houston, TX 77019

Beverly A. Meyer            Vice President
750 West Virginia Street
Milwaukee, WI 53204

Candace A. Michael          Vice President
2727 Allen Parkway
Houston, TX 77019

Anne K. Milio               Vice President
2727 Allen Parkway
Houston, TX 77019

Sylvia A. Miller            Vice President
3051 Hollis Drive
Springfield, IL 62704

Michael R. Murphy           Vice President
750 West Virginia Street
Milwaukee, WI 53204

NAME AND PRINCIPAL          POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS            AIG LIFE INSURANCE COMPANY
-------------------------   ----------------------------------------------------

Carl T. Nichols             Vice President and Medical Director
205 E. 10th Avenue
Amarillo, TX 79101

Deanna Osmonson             Vice President and Chief Privacy Officer
2727-A Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.        Vice President, Real Estate Investment Officer and
2929 Allen Parkway          Assistant Secretary
Houston, TX 77019

Lori J. Payne               Vice President
2929 Allen Parkway
Houston, TX 77019

Cathy A. Percival           Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Rodney E. Rishel            Vice President
American General Center
2000 American General Way
Brentwood, TN 37027

Terri Robbins               Vice President
175 Water Street
New York, NY 10038

Walter J. Rudecki, Jr.      Vice President
2929 Allen Parkway
Houston, TX 77019

Dale W. Sachtleben          Vice President
3051 Hollis Drive
Springfield, IL 62704

Richard W. Scott            Vice President and Chief Investment Officer
70 Pine Street
New York, NY 10270

NAME AND PRINCIPAL          POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS            AIG LIFE INSURANCE COMPANY
-------------------------   ----------------------------------------------------

Michael Sibley              Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

Brian Smith                 Vice President, Finance
3600 Route 66
Neptune, NJ 07754

T. Clay Spires              Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Dale Stewart                Vice President and General Auditor
2727-A Allen Parkway
Houston, TX 77019

Gregory R. Thornton         Vice President
3051 Hollis Drive
Springfield, IL 62704

Veronica Torralba           Vice President
2929 Allen Parkway
Houston, TX 77019

Paul Turner                 Vice President
2929 Allen Parkway
Houston, TX 77019

Richard P. Vegh             Vice President
3600 Route 66
Neptune, NJ 07754

Christian D. Weiss          Vice President
3051 Hollis Drive
Springfield, IL 62704

Ronald J. Williams          Vice President
3600 Route 66
Neptune, NJ 07754

NAME AND PRINCIPAL   POSITIONS AND OFFICES WITH DEPOSITOR
BUSINESS ADDRESS     AIG LIFE INSURANCE COMPANY
------------------   -----------------------------------------------------------
Elizabeth M. Tuck    Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones      Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). See footnotes to table below at end of Item 26. Table of subsidiaries of AIG can be found as Exhibit 21 in Form 10-K, SEC file Number 001-08787, accession number 0000950123-08-002280, filed February 28, 2008.

                               SUBSIDIARIES OF AIG

                                                                                                 PERCENTAGE
                                                                                                 OF VOTING
                                                                                                 SECURITIES
                                                                              JURISDICTION OF     HELD BY
                                                                               INCORPORATION     IMMEDIATE
AS OF DECEMBER 31, 2007                                                       OR ORGANIZATION   PARENT/(1)/
---------------------------------------------------------------------------   ---------------   -----------
American International Group, Inc./(2)/                                              Delaware        /(3)/
   AIG Capital Corporation                                                           Delaware     100
      AIG Capital India Private Limited                                                 India   99.99/(4)/
         AIG Global Asset Management Company (India) Private Limited                    India      99/(5)/
      AIG Consumer Finance Group, Inc.                                               Delaware     100
         AIG Bank Polska S.A.                                                          Poland   99.92
         AIG Credit SA                                                                 Poland     100
         Compania Financiera Argentina S.A.                                         Argentina     100
      AIG Credit Corp.                                                               Delaware     100
         A.I. Credit Consumer Discount Company                                   Pennsylvania     100
         A.I. Credit Corp.                                                      New Hampshire     100
         AICCO, Inc.                                                                 Delaware     100
         AICCO, Inc.                                                               California     100
         AIG Credit Corp. of Canada                                                    Canada     100
         Imperial Premium Funding, Inc.                                              Delaware     100
      AIG Equipment Finance Holdings, Inc.                                           Delaware     100
         AIG Commercial Equipment Finance, Inc.                                      Delaware     100
            AIG Commercial Equipment Finance Company, Canada                           Canada     100
         AIG Rail Services, Inc.                                                     Delaware     100
      AIG Finance Holdings, Inc.                                                     New York     100
         AIG Finance (Hong Kong) Limited                                            Hong Kong     100

                               SUBSIDIARIES OF AIG

                                                                                                 PERCENTAGE
                                                                                                 OF VOTING
                                                                                                 SECURITIES
                                                                              JURISDICTION OF     HELD BY
                                                                               INCORPORATION     IMMEDIATE
AS OF DECEMBER 31, 2007                                                       OR ORGANIZATION   PARENT/(1)/
---------------------------------------------------------------------------   ---------------   -----------
      American General Finance, Inc.                                                  Indiana     100
         American General Auto Finance, Inc.                                         Delaware     100
         American General Finance Corporation                                         Indiana     100
            Merit Life Insurance Co.                                                  Indiana     100
            MorEquity, Inc.                                                            Nevada     100
               Wilmington Finance, Inc.                                              Delaware     100
            Ocean Finance and Mortgages Limited                                       England     100
            Yosemite Insurance Company                                                Indiana     100
               CommoLoCo, Inc.                                                    Puerto Rico     100
      American General Financial Services of Alabama, Inc.                           Delaware     100
      AIG Global Asset Management Holdings Corp.                                     Delaware     100
         AIG Asset Management Services, Inc.                                         Delaware     100
         AIG Capital Partners, Inc.                                                  Delaware     100
         AIG Equity Sales Corp.                                                      New York     100
         AIG Global Investment Corp.                                               New Jersey     100
         AIG Global Real Estate Investment Corp.                                     Delaware     100
         AIG Securities Lending Corp.                                                Delaware     100
         Brazos Capital Management, L.P.                                             Delaware     100
      International Lease Finance Corporation                                      California   67.23/(6)/
   AIG Egypt Insurance Company S.A.E.                                                   Egypt   90.05/(7)/
   AIG Federal Savings Bank                                                               USA     100
   AIG Financial Advisor Services, Inc.                                              Delaware     100
      AIG Global Investment (Luxembourg) S.A.                                      Luxembourg     100
   AIG Financial Products Corp.                                                      Delaware     100
      AIG Matched Funding Corp.                                                      Delaware     100
      Banque AIG                                                                       France      90/(8)/
   AIG Funding, Inc.                                                                 Delaware     100
   AIG Global Trade & Political Risk Insurance Company                             New Jersey     100
   AIG Israel Insurance Company Ltd.                                                   Israel   50.01
   AIG Kazakhstan Insurance Company                                                Kazakhstan      60
AIG Life Holdings (International) LLC                                                Delaware     100
      AIG Star Life Insurance Co., Ltd.                                                 Japan     100
      American International Reinsurance Company, Ltd.                                Bermuda     100
         AIG Edison Life Insurance Company                                              Japan      90/(9)/
         American International Assurance Company, Limited                          Hong Kong     100
         American International Assurance Company (Australia) Limited               Australia     100
         American International Assurance Company (Bermuda) Limited                   Bermuda     100
            American International Assurance Co. (Vietnam) Limited                    Vietnam     100
            Tata AIG Life Insurance Company Limited                                     India      26
         Nan Shan Life Insurance Company, Ltd.                                         Taiwan   95.27
AIG Life Holdings (US), Inc.                                                            Texas     100
      AGC Life Insurance Company                                                     Missouri     100
         AIG Annuity Insurance Company                                                  Texas     100

                               SUBSIDIARIES OF AIG

                                                                                                 PERCENTAGE
                                                                                                 OF VOTING
                                                                                                 SECURITIES
                                                                              JURISDICTION OF     HELD BY
                                                                               INCORPORATION     IMMEDIATE
AS OF DECEMBER 31, 2007                                                       OR ORGANIZATION   PARENT/(1)/
---------------------------------------------------------------------------   ---------------   -----------
         AIG Life Holdings (Canada), ULC                                               Canada     100
            AIG Assurance Canada                                                       Canada     100
            AIG Life Insurance Company of Canada                                       Canada     100
         AIG Life of Bermuda, Ltd.                                                    Bermuda     100
         AIG Life Insurance Company                                                  Delaware     100
         American General Life and Accident Insurance Company                       Tennessee     100
            Volunteer Vermont Holdings, LLC                                           Vermont     100
               Volunteer Vermont Reinsurance Company                                  Vermont     100
         American General Life Insurance Company                                        Texas     100
            AIG Enterprise Services, LLC                                             Delaware     100
            American General Annuity Service Corporation                                Texas     100
            American General Life Companies, LLC                                     Delaware     100
            The Variable Annuity Life Insurance Company                                 Texas     100
               AIG Retirement Services Company                                          Texas     100
         American International Life Assurance Company of New York                   New York     100
         American General Bancassurance Services, Inc.                               Illinois     100
         American General Property Insurance Company                                Tennessee   51.85/(10)/
            American General Property Insurance Company of Florida                    Florida     100
      The United States Life Insurance Company in the City of New York               New York     100
American General Assurance Company                                                   Illinois     100
      American General Indemnity Company                                             Illinois     100
      American General Investment Management Corporation                             Delaware     100
      American General Realty Investment Corporation                                    Texas     100
      Knickerbocker Corporation                                                         Texas     100
AIG Life Insurance Company of Puerto Rico                                         Puerto Rico     100
AIG Life Insurance Company (Switzerland) Ltd.                                     Switzerland     100
AIG Liquidity Corp.                                                                  Delaware     100
AIG Privat Bank AG                                                                Switzerland     100
AIG Property Casualty Group, Inc.                                                    Delaware     100
      AIG Commercial Insurance Group, Inc.                                           Delaware     100
         AIG Aviation, Inc.                                                           Georgia     100
         AIG Casualty Company                                                    Pennsylvania     100
         AIG Risk Management, Inc.                                                   New York     100
         AIU Insurance Company                                                       New York      52/(11)/
            AIG General Insurance Company China Limited                                 China     100
            AIG General Insurance (Taiwan) Co., Ltd.                                   Taiwan     100
         American Home Assurance Company                                             New York     100
            AIG General Insurance (Malaysia) Berhad                                  Malaysia     100
            AIG Hawaii Insurance Company, Inc.                                         Hawaii     100
               American Pacific Insurance Company, Inc.                                Hawaii     100
            American International Realty Corp.                                      Delaware    31.5/(12)/
            Pine Street Real Estate Holdings Corp.                              New Hampshire   31.47/(13)/
            Transatlantic Holdings, Inc.                                             Delaware   33.24/(14)/
               Transatlantic Reinsurance Company                                     New York     100

                               SUBSIDIARIES OF AIG

                                                                                                 PERCENTAGE
                                                                                                 OF VOTING
                                                                                                 SECURITIES
                                                                              JURISDICTION OF     HELD BY
                                                                               INCORPORATION     IMMEDIATE
AS OF DECEMBER 31, 2007                                                       OR ORGANIZATION   PARENT/(1)/
---------------------------------------------------------------------------   ---------------   -----------
               Putnam Reinsurance Company                                            New York     100
               Trans Re Zurich                                                    Switzerland     100
         American International Surplus Lines Agency, Inc.                         New Jersey     100
         Audubon Insurance Company                                                  Louisiana     100
            Agency Management Corporation                                           Louisiana     100
               The Gulf Agency, Inc.                                                  Alabama     100
            Audubon Indemnity Company                                             Mississippi     100
         Commerce and Industry Insurance Company                                     New York     100
            American International Insurance Company                                 New York      50/(15)/
               AIG Advantage Insurance Company                                      Minnesota     100
               American International Insurance Company of California, Inc.        California     100
               American International Insurance Company of New Jersey              New Jersey     100
         Commerce and Industry Insurance Company of Canada                             Canada     100
         The Insurance Company of the State of Pennsylvania                      Pennsylvania     100
         Landmark Insurance Company                                                California     100
         National Union Fire Insurance Company of Pittsburgh, Pa                 Pennsylvania     100
            AIG Domestic Claims, Inc.                                                Delaware     100
            American International Specialty Lines Insurance Company                 Illinois      70/(16)/
            Lexington Insurance Company                                              Delaware      70/(17)/
               AIG Centennial Insurance Company                                  Pennsylvania     100
               AIG Auto Insurance Company of New Jersey                            New Jersey     100
               AIG Preferred Insurance Company                                   Pennsylvania     100
               AIG Premier Insurance Company                                     Pennsylvania     100
               AIG Indemnity Insurance Company                                   Pennsylvania     100
               JI Accident & Fire Insurance Company, Ltd.                               Japan      50
            National Union Fire Insurance Company of Louisiana                      Louisiana     100
            National Union Fire Insurance Company of Vermont                          Vermont     100
            21st Century Insurance Group                                             Delaware      32/(18)/
               21st Century Casualty Company                                       California     100
               21st Century Insurance Company                                      California     100
               21st Century Insurance Company of the Southwest                          Texas     100
            AIG Excess Liability Insurance Company Ltd.                              Delaware     100
               AIG Excess Liability Insurance International Limited                   Ireland     100
         New Hampshire Insurance Company                                         Pennsylvania     100
            AI Network Corporation                                                   Delaware     100
            AIG Europe, S.A.                                                           France   70.48/(19)/
            American International Pacific Insurance Company                         Colorado     100
            American International South Insurance Company                       Pennsylvania     100
            Granite State Insurance Company                                      Pennsylvania     100
            Illinois National Insurance Co.                                          Illinois     100
            New Hampshire Indemnity Company, Inc.                                Pennsylvania     100
               AIG National Insurance Company, Inc.                                  New York     100
            New Hampshire Insurance Services, Inc.                              New Hampshire     100

                               SUBSIDIARIES OF AIG

                                                                                                 PERCENTAGE
                                                                                                 OF VOTING
                                                                                                 SECURITIES
                                                                              JURISDICTION OF     HELD BY
                                                                               INCORPORATION     IMMEDIATE
AS OF DECEMBER 31, 2007                                                       OR ORGANIZATION   PARENT/(1)/
---------------------------------------------------------------------------   ---------------   -----------
         Risk Specialists Companies, Inc.                                            Delaware     100
         HSB Group, Inc.                                                             Delaware     100
         The Hartford Steam Boiler Inspection and Insurance Company               Connecticut     100
         The Hartford Steam Boiler Inspection and Insurance Company of
         Connecticut                                                              Connecticut     100
         HSB Engineering Insurance Limited                                            England     100
            The Boiler Inspection and Insurance Company of Canada                      Canada     100
         United Guaranty Corporation                                           North Carolina   36.31/(20)/
         A.I.G. Mortgage Holdings Israel, Ltd.                                         Israel   87.32
            E.M.I. - Ezer Mortgage Insurance Company, Ltd.                             Israel     100
         AIG United Guaranty Agenzia Di Assirazione S.R.L                               Italy     100
         AIG United Guaranty Insurance (Asia) Limited                               Hong Kong     100
         AIG United Guaranty Mexico, S.A.                                              Mexico     100
         AIG United Guaranty Mortgage Insurance Company Canada                         Canada     100
         AIG United Guaranty Re, Ltd.                                                 Ireland     100
         United Guaranty Insurance Company                                     North Carolina     100
         United Guaranty Mortgage Insurance Company                            North Carolina     100
         United Guaranty Mortgage Insurance Company of North Carolina          North Carolina     100
         United Guaranty Partners Insurance Company                                   Vermont     100
         United Guaranty Residential Insurance Company                         North Carolina   75.03/(21)/
            United Guaranty Credit Insurance Company                           North Carolina     100
            United Guaranty Commercial Insurance Company of North
            Carolina                                                           North Carolina     100
            United Guaranty Mortgage Indemnity Company                         North Carolina     100
         United Guaranty Residential Insurance Company of North Carolina       North Carolina     100
         United Guaranty Services, Inc.                                        North Carolina     100
         AIG Marketing, Inc.                                                         Delaware     100
         American International Insurance Company of Delaware                        Delaware     100
      Hawaii Insurance Consultants, Ltd.                                               Hawaii     100
         AIG Retirement Services, Inc.                                               Delaware     100
         SunAmerica Life Insurance Company                                            Arizona     100
         SunAmerica Investments, Inc.                                                 Georgia      70/(22)/
            AIG Advisor Group, Inc.                                                  Maryland     100
               AIG Financial Advisors, Inc.                                          Delaware     100
               Advantage Capital Corporation                                         New York     100
               American General Securities Incorporated                                 Texas     100
               FSC Securities Corporation                                            Delaware     100
               Royal Alliance Associates, Inc.                                       Delaware     100
         AIG SunAmerica Life Assurance Company                                        Arizona     100
            AIG SunAmerica Asset Management Corp.                                    Delaware     100
               AIG SunAmerica Capital Services, Inc.                                 Delaware     100
         First SunAmerica Life Insurance Company                                     New York     100
         AIG Global Services, Inc.                                              New Hampshire     100

                               SUBSIDIARIES OF AIG

                                                                                                 PERCENTAGE
                                                                                                 OF VOTING
                                                                                                 SECURITIES
                                                                              JURISDICTION OF     HELD BY
                                                                               INCORPORATION     IMMEDIATE
AS OF DECEMBER 31, 2007                                                       OR ORGANIZATION   PARENT/(1)/
---------------------------------------------------------------------------   ---------------   -----------
         AIG Trading Group Inc.                                                      Delaware     100
         AIG International Inc.                                                      Delaware     100
         AIU Holdings LLC                                                            Delaware     100
         AIG Central Europe & CIS Insurance Holdings Corporation                     Delaware     100
         AIG Bulgaria Insurance and Reinsurance Company EAD                          Bulgaria     100
         AIG Czech Republic pojistovna, a.s.                                   Czech Republic     100
         AIG Memsa Holdings, Inc.                                                    Delaware     100
         AIG Hayleys Investment Holdings (Private) Ltd.                             Sri Lanka      80
            Hayleys AIG Insurance Company Limited                                   Sri Lanka     100
         AIG Iraq, Inc.                                                              Delaware     100
         AIG Lebanon S.A.L.                                                           Lebanon     100
         AIG Libya, Inc.                                                             Delaware     100
         AIG Sigorta A.S.                                                              Turkey     100
         Tata AIG General Insurance Company Limited                                     India      26
         AIU Africa Holdings, Inc.                                                   Delaware     100
         AIG Kenya Insurance Company Limited                                            Kenya   66.67
         AIU North America, Inc.                                                     New York     100
         American International Underwriters Corporation                             New York     100
   American International Underwriters Overseas, Ltd.                                 Bermuda     100
      A.I.G. Colombia Seguros Generales S.A.                                         Colombia      94/(23)/
      AIG Brasil Companhia de Seguros S.A.                                             Brazil      50
      AIG Europe (Ireland) Limited                                                    Ireland     100
      AIG General Insurance (Thailand) Ltd.                                          Thailand     100
      AIG General Insurance (Vietnam) Company Limited                                 Vietnam     100
      AIG MEMSA Insurance Company Limited                                         United Arab
                                                                                     Emirates     100
      AIG UK Holdings Limited                                                         England    82.8/(24)/
         AIG Germany Holding GmbH                                                     Germany     100
            Wurttembergische und Badische Versicherungs-AG                            Germany     100
               DARAG Deutsche Versicherungs-und
               Ruckversicherungs-Aktiengesellschaft                                   Germany     100
         AIG UK Financing Limited                                                     England     100
            AIG UK Sub Holdings Limited                                               England     100
               AIG UK Limited                                                         England     100
               AIG UK Services Limited                                                England     100
      AIG Takaful - Enaya B.S.C.                                                      Bahrain     100
      American International Insurance Company of Puerto Rico                     Puerto Rico     100
      Arabian American Insurance Company (Bahrain) E.C.                               Bahrain     100
      La Meridional Compania Argentina de Seguros S.A.                              Argentina     100
      La Seguridad de Centroamerica Compania de Seguros S.A.                        Guatemala     100
      Richmond Insurance Company Limited                                              Bermuda     100
      Underwriters Adjustment Company, Inc.                                            Panama     100
   American Life Insurance Company                                                   Delaware     100

                               SUBSIDIARIES OF AIG

                                                                                                 PERCENTAGE
                                                                                                 OF VOTING
                                                                                                 SECURITIES
                                                                              JURISDICTION OF     HELD BY
                                                                               INCORPORATION     IMMEDIATE
AS OF DECEMBER 31, 2007                                                       OR ORGANIZATION   PARENT/(1)/
---------------------------------------------------------------------------   ---------------   -----------
      AIG Life Bulgaria Zhivotozastrahovatelna Druzhestvo .A.D.                      Bulgaria     100
      ALICO, S.A.                                                                      France     100
      First American Polish Life Insurance and Reinsurance Company, S.A.               Poland     100
      Inversiones Interamericana S.A.                                                   Chile   99.99
      Pharaonic American Life Insurance Company                                         Egypt   74.87/(25)/
      Unibanco AIG Seguros S.A.                                                        Brazil   46.06/(26)/
   American Security Life Insurance Company, Ltd.                                Lichtenstein     100
   Delaware American Life Insurance Company                                          Delaware     100
   Mt. Mansfield Company, Inc.                                                        Vermont     100
   The Philippine American Life and General Insurance Company                     Philippines   99.78
      Pacific Union Assurance Company                                              California     100
      Philam Equitable Life Assurance Company, Inc.                               Philippines      95
      Philam Insurance Company, Inc.                                              Philippines     100

--------------------------------------------------------------------------------
(1)    Percentages include directors' qualifying shares.
(2) All subsidiaries listed are consolidated in the financial statements of AIG as filed in its Form 10-K on February 28, 2008. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.
(3) The common stock is owned approximately 14.1 percent by C.V. Starr & Co., Inc., Edward E. Matthews, Maurice R. and Corinne P. Greenberg Joint Tenancy Company, LLC, Starr International Company, Inc., The Maurice R. Greenberg and Corinne P. Greenberg Family Foundation, Inc. and the Universal Foundation, Inc.
(4)    Also owned 0.01 percent by AIG Global Investment Corp.
(5)    Also owned 1 percent by AIG Capital Corporation.
(6) Also owned 32.77 percent by National Union Fire Insurance Company of Pittsburgh, Pa.
(7)    Also owned 4.69 percent by AIG Memsa Holdings, Inc.
(8)    Also owned 10 percent by AIG Matched Funding Corp.
(9)    Also owned 10 percent by a subsidiary of American Life Insurance Company.
(10) Also owned 48.15 percent by American General Life and Accident Insurance Company.
(11) Also owned 8 percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union Fire Insurance Company of the Pittsburgh, Pa., and 8 percent by AIG Casualty Company.
(12)   Also owned by 11 other AIG subsidiaries.
(13)   Also owned by 11 other AIG subsidiaries.
(14)   Also owned 25.78 percent by AIG.
(15) Also owned 25 percent by American Home Assurance Company and 25 percent by AIU Insurance Company.
(16) Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.
(17) Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.
(18) Also owned 16.3 percent by American Home Assurance Company, 31.1 percent by Commerce and Industry Insurance Company and 20.6 percent by New Hampshire Insurance Company.
(19)   100 percent held together with AIG companies.
(20) Also owned 45.88 percent by National Union Fire Insurance Company of Pittsburgh, Pa., 16.95 percent by New Hampshire Insurance Company and
       0.86 percent by The Insurance Company of the State of Pennsylvania.
(21) Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.
(22)   Also owned 30 percent by AIG Retirement Services, Inc.
(23) Also owned 3.24 percent by American International Underwriters de Colombia Ltd.

(24) Also owned 5.6 percent by American International Company, Limited, 2.5 percent by AIG Europe (Ireland) Ltd., 8.5 percent by American International Underwriters Overseas Association and 0.6 percent by New Hampshire Insurance Company.

(25)   Also owned 7.5 percent by AIG Egypt Insurance Company.

(26)   Also owned 0.92 percent by American International Underwriters Overseas,
       Ltd.

The Registrant is a separate account of AIG Life Insurance Company (Depositor).

ITEM 27. NUMBER OF CONTRACT OWNERS

As of March 20, 2008, there were one hundred fifty two (152) owners of contracts of the class covered by this registration statement, seventy-three (73) qualified contracts and seventy-nine (79) non-qualified contracts.

ITEM 28. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AIG LIFE INSURANCE COMPANY

Except as otherwise required by applicable law:

(a) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or on behalf of the company) by reason of the fact that he is or was director, officer, or employee or agent of the company, or is or was serving at the request of the company as director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding; provided that he (1) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company; and, (2) with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, by itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was lawful.

(b) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or on behalf of the company to procure a judgement in the company's favor, by reason of the fact that he is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding; provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company unless and only to the extent that the court in which such action, suit or proceeding was brought or any other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

(c) To the extent that a director, officer, or employee or agent of the company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

(d) Any indemnification under paragraphs (a) and (b) above (unless ordered by a court or made pursuant to a determination by a court as hereinafter provided) shall be made by the company upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances and he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (1) by the Board by a majority of a quorum consisting of directors who were not parties to such action, suit or proceeding (disinterested), or (2) by a committee of disinterested directors designated by majority vote of disinterested directors, even though less than a quorum, or (3) by independent legal counsel in a written opinion, and such legal counsel was selected by a majority vote of a quorum of the disinterested directors, or (4) by the stockholders. In the absence of a determination that indemnification is proper, the director, officer or employee may apply to the court conducting the proceeding or another court of competent jurisdiction which shall determine whether the director, officer, employee or agent has met the applicable standard of conduct set forth in paragraphs (a) and (b). If the court shall so determine, indemnification shall be made under paragraph (a) or (b) as the case may be.

(e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the company in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the manner provided in paragraph (d) upon receipt of a written instrument acceptable to the Board by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the company as authorized in this section.

(f) The indemnification provided by these By-Laws shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit or the heirs, executors and administrators of such a person.

(g) The company shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, or enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the company would have the power to indemnify him against such liability under the provisions of these By-Laws.

ITEM 29. PRINCIPAL UNDERWRITERs

(a) American General Equity Services Corporation, the principal underwriter for Variable Account I, also acts as the principal underwriter for other separate accounts of the Depositor, and for the separate accounts of American International Life Assurance Company of New York, an affiliated company.

(b) The following information is provided for each director and officer of the principal underwriter:

NAME AND PRINCIPAL       POSITIONS AND OFFICES WITH UNDERWRITER
 BUSINESS ADDRESS        AMERICAN GENERAL EQUITY SERVICES CORPORATION
----------------------   -------------------------------------------------------
Matthew E. Winter        Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Mark R. McGuire          Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

David W. O'Leary         Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL       POSITIONS AND OFFICES WITH UNDERWRITER
 BUSINESS ADDRESS        AMERICAN GENERAL EQUITY SERVICES CORPORATION
----------------------   -------------------------------------------------------
Larry Blews              Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.   Vice President
2727-A Allen Parkway
Houston, TX 77019

Deanna D. Osmonson       Vice President and Anti-Money Laundering Compliance
2727 Allen Parkway       Officer
Houston, TX 77019

T. Clay Spires           Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Rhonda Washington        Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

Elizabeth M. Tuck        Secretary
70 Pine Street
New York, NY 10270

Amy Marie Cinquegrana    Assistant Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones          Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming          Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore         Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

(c) Compensation From the Registrant.

NAME OF            NET UNDERWRITING
PRINCIPAL          DISCOUNTS AND      COMPENSATION    BROKERAGE
UNDERWRITER        COMMISSIONS        ON REDEMPTION   COMMISSIONS   COMPENSATION

American General           0                0              0              0
Equity Services
Corporation

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of AIG Life Insurance Company at its principal executive office located at One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801 or at AIG Life Insurance Company's Administrative Office located at One ALICO Plaza, 600 King Street (DPEN), Wilmington, Delaware 19801.

ITEM 31. MANAGEMENT SERVICES

Not applicable.

ITEM 32. UNDERTAKINGS

(a) Undertakings of the Registrant

The Registrant undertakes: A) to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted; B) to include either (1) as part of any application to purchase a Contract offered by a prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free number or a post card or similar written communication affixed to or included in the applicable prospectus that the applicant can use to send for a Statement of Additional Information; C) to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(b) Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by the National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union Guarantee Period"), filed as an exhibit to this Registration Statement (the "National Union Guarantee"), the Depositor hereby undertakes to provide notice to contract owners covered by the National Union Guarantee promptly after the happening of significant events related to the National Union Guarantee.

These significant events include: (i) termination of the National Union Guarantee that has a material adverse effect on the contract owner's rights under the National Union Guarantee; (ii) a default under the National Union Guarantee that has a material adverse effect on the contract owner's rights under the National Union Guarantee; or (iii) the insolvency of National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union").

Depositor hereby undertakes during the National Union Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of National Union in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of National Union regarding such financial statements.

During the National Union Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of National Union, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the National Union Guarantee was terminated for prospectively issued Contracts. The National Union Guarantee will not cover any Contracts with a date of issue later than the Point of Termination. The National Union Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such Contracts are satisfied in full.

REPRESENTATION REGARDING THE REASONABLENESS OF AGGREGATE FEES AND CHARGES DEDUCTED UNDER THE CONTRACTS PURSUANT TO SECTION 26(E)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940

AIG Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by AIG Life Insurance Company.

                               POWERS OF ATTORNEY

     Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary W. Parker and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Account I of AIG Life Insurance Company, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 29th day of April, 2008.

                                        VARIABLE ACCOUNT I OF AIG LIFE
                                        INSURANCE COMPANY
                                        (Registrant)


                                    BY: AIG LIFE INSURANCE COMPANY
                                        (On behalf of the Registrant and itself)


                                    BY: ROBERT F. HERBERT, JR.
                                        ----------------------------------------
                                        ROBERT F. HERBERT, JR.
                                        SENIOR VICE PRESIDENT,
                                        TREASURER AND CONTROLLER

                                     AIGL-1

     As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.

Signature               Title                       Date
---------------------   -------------------------   --------------


RODNEY O. MARTIN, JR.   Director and Chairman       April 29, 2008
---------------------   of the Board of Directors
RODNEY O. MARTIN, JR.


MATTHEW E. WINTER       Director, President and     April 29, 2008
---------------------   Chief Executive Officer
MATTHEW E. WINTER


MARY JANE B. FORTIN     Director, Executive         April 29, 2008
---------------------   Vice President and
MARY JANE B. FORTIN     Chief Financial Officer


M. BERNARD AIDINOFF     Director                    April 29, 2008
---------------------
M. BERNARD AIDINOFF


DAVID R. ARMSTRONG      Director                    April 29, 2008
---------------------
DAVID R. ARMSTRONG


DAVID L. HERZOG         Director                    April 29, 2008
---------------------
DAVID L. HERZOG


RICHARD A. HOLLAR       Director                    April 29, 2008
---------------------
RICHARD A. HOLLAR


ROYCE G. IMHOFF II      Director                    April 29, 2008
---------------------
ROYCE G. IMHOFF II

                                     AIGL-2

Signature               Title                       Date
---------------------   -------------------------   --------------


DAVID W. O'LEARY        Director                    April 29, 2008
---------------------
DAVID W. O'LEARY


GARY D. REDDICK         Director                    April 29, 2008
---------------------
GARY D. REDDICK


CHRISTOPHER J. SWIFT    Director                    April 29, 2008
---------------------
CHRISTOPHER J. SWIFT


JAMES W. WEAKLEY        Director                    April 29, 2008
---------------------
JAMES W. WEAKLEY

                                     AIGL-3

                                                                      333-108725
                                                                       811-05301

                                   SIGNATURES

     National Union Fire Insurance Company of Pittsburgh, Pa. has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 29th day of April, 2008.

                                            NATIONAL UNION FIRE INSURANCE
                                            COMPANY OF PITTSBURGH, PA.


                                        BY: ROBERT S. SCHIMEK
                                            ------------------------------------
                                            ROBERT S. SCHIMEK
                                            CHIEF FINANCIAL OFFICER, SENIOR VICE
                                            PRESIDENT AND TREASURER

     This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature              Title                       Date
--------------------   -------------------------   ---------------


*KRISTIAN P. MOOR      Director and Chairman       April 29, 2008
--------------------
 KRISTIAN P. MOOR


*JOHN Q. DOYLE         Director and President      April 29, 2008
--------------------
 JOHN Q. DOYLE


*ROBERT S. SCHIMEK     Director, Chief Financial   April 29, 2008
--------------------   Officer, Senior Vice
 ROBERT S. SCHIMEK     President, and Treasurer


*M. BERNARD AIDINOFF   Director                    April 29, 2008
--------------------
 M. BERNARD AIDINOFF


*CHARLES H. DANGELO    Director                    April 29, 2008
--------------------
 CHARLES H. DANGELO


*DAVID NEIL FIELDS     Director                    April 29, 2008
--------------------
 DAVID NEIL FIELDS


*DAVID L. HERZOG       Director                    April 29, 2008
--------------------
 DAVID L. HERZOG


*ROBERT E. LEWIS       Director                    April 29, 2008
--------------------
 ROBERT E. LEWIS


*WIN J. NEUGER         Director                    April 29, 2008
--------------------
 WIN J. NEUGER


*NICHOLAS S. TYLER     Director                    April 29, 2008
--------------------
 NICHOLAS S. TYLER


*NICHOLAS C. WALSH     Director                    April 29, 2008
--------------------
 NICHOLAS C. WALSH


*MARK TIMOTHY WILLIS   Director                    April 29, 2008
--------------------
 MARK TIMOTHY WILLIS


*BY: ROBERT S. SCHIMEK
     -----------------
     ROBERT S. SCHIMEK
     ATTORNEY-IN-FACT
     (Exhibit (13)(c) to the Registration Statement)

                                  EXHIBIT INDEX

ITEM 24. EXHIBITS

     (10) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

                                       E-1